January 14, 2002

Dear Policy Holder:

   As the new year begins, U.S. stocks are coming off their best quarterly performance in two years. Autumn of 2001 was a time of welcome recovery for equities, as optimism about both the U.S. military campaign and the future direction of the economy helped turn many investors into buyers.
   Although major equity indexes raced past pre-September 11 levels this fall, 2001 was the second straight calendar year of negative stock market returns. Although many industry forecasters believe stocks are once again overvalued, investors looking for reasons to be optimistic may take heart in the fact that U.S. stocks have not posted three consecutive years of negative returns since 1939-41.
   The strong performance seen in 2001's final quarter was certainly a breath of fresh air. But with stock prices on the rise again, Wall Street has recently been awaiting the turnaround in corporate earnings that would justify those rising prices.
   A survey of 55 professional economists conducted by the Wall Street Journal this month revealed that they expected a year-over-year GDP growth rate of 0.9% in the first quarter of 2002 and 2.4% during the second quarter. By historical standards, such an economic recovery would be somewhat weak. In the five recessions since 1970, the economy has grown at an average annual rate of 5% in the nine months after the economy reaches a trough. Counting the nine economic recoveries since the end of World War II, the average annual growth rate is 7% (Source: Wall Street Journal). In addition to predicting slower-than-normal acceleration, some economists surveyed think the current road to recovery is fraught with potential setbacks.
   Much of the rest of the world experienced economic slowing in 2001 as well. Economic weakness made Germany, Europe's largest economy, a drag on the euro zone economy rather than a growth engine. Japan is mired in yet another recession, and Latin American markets are reflecting concern over the political and financial turmoil that has recently taken place in Argentina. By December 31, 2001, the Morgan Stanley Capital International World Index, which broadly tracks world equity markets, had fallen -21.21% for the year.
   Poor performance by equities during 2001 made bond investors the year's real winners. In the U.S., bonds outperformed stocks for the second consecutive year, a phenomenon that had previously occurred only three other times according to Dow Jones. Treasury securities generally fared well, as investors sought their relative safety when stocks fell. The U.S. high-yield bond market remained in disarray for much of the year, suffering from defaults and a general lack of liquidity. It finally rebounded along with stocks in the fourth quarter.
   More than four months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak.
   Until the U.S. sees a turn in corporate profits, we think the market will be apt to move erratically, moving forward, but occasionally giving up gains. At Delaware Investments, we also believe that when uncertainty is high, interest rates are low, and profits are bottoming, the long-run prospects for stock investors are at their best.
   The investment options in your variable annuity offer a wide range of choices. As always, we encourage investors to take a long-term approach to their investments. It is always recommended to follow a regular investment plan, diversify assets, and keep a long time horizon regardless of short-term outlooks for individual markets. Your financial advisor can provide help in reviewing your investment plan.
   We wish you a healthy and prosperous 2002.

Sincerely,




/s/  Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      -------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman                                  President and Chief Executive Officer
Delaware Investments Family of Funds      Delaware Investments Family of Funds

                                                           Total Return
                                                          12/31/00-12/31/01
Standard & Poor's 500 Index                                   -11.88%
Russell 2000 Index                                             +1.02%
Lehman Brothers Aggregate Bond Index                           +8.44%
Morgan Stanley Europe, Australasia, Far East Index            -21.21%

Performance noted above assumes reinvestment of distributions. It is not intended to represent the performance of any Premium Fund Series. The Standard & Poor's 500 Index measures the performance of mostly large company stocks. The Russell 2000 Index measures the performance of small company stocks. The Lehman Brothers Aggregate Bond Index measures the performance of the broad U.S. bond markets. The Morgan Stanley Europe, Australasia, Far East Index measures the performance of non-U.S. stocks. The indexes are unmanaged and assume no management fees or expenses. You cannot invest directly in an index. Past performance does not guarantee future results.

FOR INCOME AND CAPITAL APPRECIATION

Balanced Series

Portfolio Snapshot
   For the fiscal year ended December 31, 2001, the Balanced Series returned -7.66% (Standard Class shares with distributions reinvested). Balanced portfolios generally fared better than many all-stock portfolio's during the fiscal year. As the year progressed and the economy weakened, we shifted some assets out of equity positions in favor of fixed income, which became more desirable in the declining interest rate environment.
   We made efforts to spread risk in the portfolio by increasing the number of equity holdings, a strategy that creates greater diversification. Computers and technology stocks significantly detracted from our performance, as downward momentum across the sector was consistent. We pared back our exposure to financial holdings somewhat as the fiscal year progressed. As a group, financial stocks detracted from overall performance, as many suffered declines in the aftermath of September 11.
   Our fixed-income holdings buoyed performance during the fiscal year. Early in the period, we sought to minimize risk by emphasizing high-quality U.S. agency and mortgage-backed securities while underweighting the Series' allocation to corporate bonds relative to the Lehman Brothers Aggregate Bond Index.

Investment Outlook
   We think there are a great many opportunities in the stock market, particularly in sectors that have had the steepest declines. We believe that the fiscal and monetary stimuli pumped into the economy this year warrant a bright long-term outlook for the economy.
   In the fixed-income portion of the Series, we still expect the best performance to come from corporate and other non-Treasury sectors of the market. Although we believe the Fed is likely to discontinue its easing cycle sometime during our new fiscal year, any further declines in interest rates during the near term could benefit our fixed-income holdings.

Performance of a $10,000 Investment
December 31, 1991 through December 31, 2001


               Balanced Series             Lehman Brothers
           (Standard Class shares)      Aggregate Bond Index     S&P 500 Index
           -----------------------      --------------------     -------------
Dec.'91           $10,000                    $10,000               $10,000
Dec.'92           $11,384                    $10,740               $10,762
Dec.'93           $12,315                    $11,787               $11,846
Dec.'94           $12,297                    $11,444               $12,003
Dec.'95           $15,566                    $13,558               $16,514
Dec.'96           $18,042                    $14,050               $20,305
Dec.'97           $20,656                    $15,407               $27,079
Dec.'98           $27,053                    $16,744               $34,817
Dec.'99           $24,937                    $16,605               $42,147
Dec.'00           $24,151                    $18,537               $38,310
Dec.'01           $22,301                    $20,098               $33,757


                                     Balanced Series
                               Average Annual Total Returns
                            ---------------------------------
                            Standard Class      Service Class
                                Shares*            Shares**
Lifetime                        +9.39%            -3.64%
10 Years                        +8.35%               --
Five Years                      +4.33%               --
One Year                        -7.66%            -7.76%

For the periods ended December 31, 2001
 * Commenced operations on July 28, 1988.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Balanced Series Standard Class shares, the S&P 500 Index, and the Lehman Brothers Aggregate Bond Index for the 10-year period from December 31, 1991 through December 31, 2001. All distributions were reinvested. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies. The Lehman Brothers Aggregate Bond Index is a measure of investment grade domestic bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the Balanced Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                      Balanced-1

Delaware Group Premium Fund-Balanced Series
Statement of Net Assets
December 31, 2001

                                                      Principal      Market
                                                       Amount        Value
  AGENCY COLLATERALIZED
  MORTGAGE OBLIGATIONS-2.47%
  Fannie Mae Whole Loan Series 98-W3
    A2 6.50% 7/25/28 .............................   $   222,031     $   224,107
  Freddie Mac Series 2303 CW
    8.50% 11/15/24 ...............................       600,000         651,972
  Freddie Mac Series T-11
    A6 6.50% 9/25/18 .............................       500,000         518,900
  GNMA Series 98-9 B 6.85% 12/20/25 ..............       810,000         840,990
                                                                     -----------
  Total Agency Collateralized Mortgage
    Obligations (cost $2,189,275) ................                     2,235,969
                                                                     -----------

  AGENCY MORTGAGE-BACKED SECURITIES-11.28%
  Fannie Mae
    6.50% 10/1/16 ................................       979,532         999,734
    6.50% 1/1/30 .................................     3,285,000       3,286,026
    6.50% 10/1/31 ................................       833,281         835,625
    7.00% 7/1/29 .................................       840,084         857,673
    7.00% 12/1/31 ................................       620,000         632,594
    9.00% 5/1/10 .................................       321,303         348,815
    9.50% 6/1/19 .................................        62,736          69,402
  Fannie Mae 30 Year TBA 6.00% 1/1/30 ............     2,410,000       2,355,775
  Freddie Mac 6.50% 7/1/31 .......................       811,032         813,313
                                                                     -----------
  Total Agency Mortgage-Backed
    Securities (cost $10,211,773).................                    10,198,957
                                                                     -----------

  AGENCY OBLIGATIONS-0.20%
  Federal Home Loan Bank 5.625% 11/15/11 .........        70,000          69,340
  Resolution Funding Strip 6.01% 10/15/17 ........       310,000         113,259
                                                                     -----------
  Total Agency Obligations
    (cost $191,777) ..............................                       182,599
                                                                     -----------

  ASSET-BACKED SECURITIES-4.04%
  Centex Home Equity Series 01-B A4
    6.41% 2/25/30 ................................       380,000         383,474
  Citibank Credit Card Issuance Trust
    Series 01-A8 4.10% 12/7/06 ...................       230,000         228,114
  NationsCredit Grantor Trust
    Series 97-1 A 6.75% 8/15/13 ..................       330,400         346,343
  Peoplefirst.com Auto Receivables
    Owner Trust Series 00-2 A4
    6.43% 9/15/07 ................................       600,000         628,518
  Residential Asset Securities
    Series 00-KS4 AI3 7.355% 1/25/26 .............       850,000         878,526
  SLM Student Loan Trust
    Series 96-2 A2 3.7225% 7/27/09 ...............       630,000         632,606
    Series 97-1 A2 3.5825% 1/25/10 ...............       300,000         299,590
    Series 98-1 A1 3.7225% 1/25/07 ...............       252,350         252,942
                                                                     -----------
  Total Asset-Backed Securities
  (cost $3,584,481) ..............................                     3,650,113
                                                                     -----------

  COMMERCIAL MORTGAGE-BACKED
    SECURITIES-2.74%
  Chase Commercial Mortgage Securities
    Series 96-2C 6.90% 11/19/28 ..................       350,000         363,980
  Comm Series 00-C1 A1 7.206% 9/15/08 ............       976,235       1,037,401

Balanced Series
Statement of Net Assets (Continued)

                                                        Principal      Market
                                                         Amount        Value

  COMMERCIAL MORTGAGE-BACKED
  SECURITIES (Continued)
  LB-UBS Commercial Mortgage Trust
    Series 01-C3 A2 6.365% 12/15/28 ................   $  475,000     $  481,658
  Salomon Brothers Mortgage Securities VII
    Series 01-C2 A3 6.499% 10/13/11 ................      580,000        589,572
                                                                      ----------
  Total Commercial Mortgage-Backed
    Securities (cost $2,391,241)....................                   2,472,611
                                                                      ----------


  CORPORATE BONDS-11.10%
  Aerospace & Defense-0.16%
  *Honeywell International 5.125% 11/1/06 ..........      150,000        148,136
                                                                      ----------
                                                                         148,136
                                                                      ----------
  Automobiles & Automotive Parts-0.13%
  Ford Motor 7.45% 7/16/31 .........................      130,000        119,439
                                                                      ----------
                                                                         119,439
                                                                      ----------
  Banking & Finance-2.47%
  Banco Santander-Chile 6.50% 11/1/05 ..............      150,000        154,836
  Bank of Hawaii 6.875% 6/1/03 .....................      165,000        171,073
  BB&T 6.50% 8/1/11 ................................      185,000        187,155
  Boeing Capital
    5.75% 2/15/07 ..................................      150,000        149,721
    6.50% 2/15/12 ..................................       30,000         29,909
  Citigroup 7.25% 10/1/10 ..........................      155,000        166,381
  Credit Suisse First Boston USA
    6.125% 11/15/11 ................................      110,000        107,561
  ERAC USA Finance 144A
    7.35% 6/15/08 ..................................      425,000        424,551
  Ford Motor Credit 6.875% 2/1/06 ..................      150,000        150,348
  General Motors Acceptance
   *6.125% 9/15/06 .................................      100,000         99,074
    8.00% 11/1/31 ..................................      100,000        102,070
  Morgan Stanley Dean Witter
    6.75% 4/15/11 ..................................      155,000        158,848
  Popular 6.125% 10/15/06 ..........................       60,000         59,070
  UBS Preferred Funding Trust I
    8.622% 10/29/49 ................................      155,000        172,793
  US Bank 6.375% 8/1/11 ............................      100,000        101,051
                                                                      ----------
                                                                       2,234,441
                                                                      ----------
  Cable, Media & Publishing-0.40%
  Liberty Media 8.50% 7/15/29 ......................      100,000         97,428
  Shaw Communications 7.20% 12/15/11 ...............       45,000         44,834
  Thompson 6.20% 1/5/12 ............................      125,000        120,478
  Walt Disney 5.50% 12/29/06 .......................      100,000         99,121
                                                                      ----------
                                                                         361,861
                                                                      ----------
  Computers & Technology-0.08%
  Hewlett-Packard 5.75% 12/15/06 ...................       70,000         69,369
                                                                      ----------
                                                                          69,369
                                                                      ----------
  Consumer Products-0.08%
  Maytag 6.875% 12/1/06 ............................       75,000         76,154
                                                                      ----------
                                                                          76,154
                                                                      ----------
  Electronics & Electrical Equipment-0.13%
  Arrow Electronics 8.20% 10/1/03 ..................      120,000        122,822
                                                                      ----------
                                                                         122,822
                                                                      ----------

                                                            Balanced-2

  Balanced Series
  Statement of Net Assets (Continued)

                                                        Principal      Market
                                                         Amount        Value

  CORPORATE BONDS (Continued)
  Energy-0.67%
  Burlington Resources Finance 144A
    5.60% 12/1/06 ..................................     $ 75,000       $ 73,811
  Devon Energy 144A 6.875% 9/30/11 .................      150,000        146,924
  National Fuel Gas 7.30% 2/18/03 ..................       75,000         78,035
  Occidental Petroleum 5.875% 1/15/07 ..............       45,000         44,891
  Oneok 7.75% 8/15/06 ..............................      105,000        113,497
  R & B Falcon 6.75% 4/15/05 .......................      140,000        144,375
                                                                        --------
                                                                         601,533
                                                                        --------

  Food, Beverage & Tobacco-0.58%
  Conagra Foods
    6.00% 9/15/06 ..................................       75,000         76,826
    6.75% 9/15/11 ..................................       90,000         92,111
  Heinz (H.J.) 144A 6.625% 7/15/11 .................       45,000         46,248
  Kraft Foods 5.625% 11/1/11 .......................       75,000         72,871
  Kroger 8.15% 7/15/06 .............................       45,000         50,028
  Tyson Foods 144A
    6.625% 10/1/04 .................................      135,000        138,735
    8.25% 10/1/11 ..................................       45,000         47,736
                                                                        --------
                                                                         524,555
                                                                        --------
  Industrial Machinery-0.34%
  Fort James 6.625% 9/15/04 ........................       76,000         76,531
  Johnson Controls 5.00% 11/15/06 ..................       70,000         68,211
  York International 6.625% 8/15/06 ................      155,000        158,993
                                                                        --------
                                                                         303,735
                                                                        --------
  Insurance-0.25%
  John Hancock Financial Services
    5.625% 12/1/08 .................................       75,000         74,057
  Nationwide Mutual Insurance 144A
    8.25% 12/1/31 ..................................      150,000        150,089
                                                                        --------
                                                                         224,146
                                                                        --------
  Metals & Mining-0.34%
  Alcan 7.25% 3/15/31 ..............................      150,000        157,150
  Alcoa 6.00% 1/15/12 ..............................      155,000        154,163
                                                                        --------
                                                                         311,313
                                                                        --------
  Miscellaneous-0.68%
  USX 9.125% 1/15/13 ...............................      520,000        615,245
                                                                        --------
                                                                         615,245
                                                                        --------
  Packaging & Containers-0.09%
  Sealed Air 144A 8.75% 7/1/08 .....................       75,000         77,544
                                                                        --------
                                                                          77,544
                                                                        --------
  Paper & Forest Products-0.08%
  Norske Skogindustrier
  144A 7.625% 10/15/11 .............................       75,000         75,877
                                                                        --------
                                                                          75,877
                                                                        --------
  Real Estate-0.15%
  Highwoods Properties 6.75% 12/1/03 ...............       55,000         56,737
  Simon Property Group
    7.375% 1/20/06 .................................       75,000         77,534
                                                                        --------
                                                                         134,271
                                                                        --------
  Retail-0.19%
  Federated Department Stores
    8.125% 10/15/02 ................................       65,000         67,234
    Gap 144A 8.80% 12/15/08 ........................      120,000        105,127
                                                                        --------
                                                                         172,361
                                                                        --------

  Balanced Series
  Statement of Net Assets (Continued)


                                                         Principal       Market
                                                           Amount         Value

  CORPORATE BONDS (Continued)
  Telecommunications-2.81%
  AT&T 144A
    7.30% 11/15/11 ...............................    $   125,000    $   128,322
    8.00% 11/15/31 ...............................        155,000        162,786
    AT&T Wireless 7.35% 3/1/06 ...................         75,000         79,410
 *Cingular Wireless 144A
    5.625% 12/15/06 ..............................         80,000         80,753
    6.50% 12/15/11 ...............................        155,000        157,325
 *Citizens Communications 144A
     6.375% 8/15/04 ..............................        100,000        101,755
   France Telecom 144A
      7.75% 3/1/11 ...............................        250,000        268,299
      8.50% 3/1/31 ...............................         75,000         85,911
   Singtel 144A
      6.375% 12/1/11 .............................         75,000         75,065
      7.375% 12/1/31 .............................        280,000        286,236
  Sprint 144A 6.00% 1/15/07 ......................         75,000         74,546
  Telus 7.50% 6/1/07 .............................        150,000        158,030
  US West 7.20% 11/1/04 ..........................        125,000        127,596
  Verizon Wireless 144A
    5.375% 12/15/06 ..............................        305,000        303,930
  Worldcom
    7.50% 5/15/11 ................................        125,000        128,800
    7.55% 4/1/04 .................................        150,000        157,755
    8.25% 5/15/31 ................................        155,000        164,312
                                                                     -----------
                                                                       2,540,831
                                                                     -----------
  Transportation & Shipping-0.15%

  American Airlines 144A 6.817% 5/23/11 ..........        140,000        131,373
                                                                     -----------
                                                                         131,373
                                                                     -----------
  Utilities-1.32%
  Avista 144A 7.75% 1/1/07 .....................          130,000        129,659
  Detroit Edison 5.05% 10/1/05 .................           75,000         74,324
  Dominion Fiber 144A 7.05% 3/15/05 ............          155,000        158,336
 *El Paso Energy 7.80% 8/1/31 ..................          180,000        182,176
  First Energy 6.45% 11/15/11 ..................           30,000         29,322
  Mirant Americas Generation
    7.625% 5/1/06 ..............................          225,000        205,322
    8.30% 5/1/11 ...............................          180,000        166,745
  PG&E National Energy Group
    10.375% 5/16/11 ............................          190,000        200,699
  Progress Energy 7.00% 10/30/31 ...............           45,000         44,482
                                                                     -----------
                                                                       1,191,065
                                                                     -----------
  Total Corporate Bonds
    (cost $10,021,816) .........................                      10,036,071
                                                                     -----------

  U.S. Treasury Obligations-1.98%
 *U.S. Treasury Bond 5.375% 2/15/31 ............          290,000        286,013
  U.S. Treasury Inflation Index Notes
    3.375% 4/15/32 .............................          314,824        310,790
**3.625% 1/15/08 ...............................          170,202        172,117
 *U.S. Treasury Notes
    3.50% 11/15/06 .............................          625,000        602,686
    5.00% 8/15/11 ..............................          420,000        419,081
                                                                     -----------
Total U.S. Treasury Obligations
    (cost $1,806,346) ..........................                       1,790,687
                                                                     -----------

                                                                      Balanced-3

Balanced Series
Statements of Net Assets (Continued)

                                                    Number of         Market
                                                      Shares          Value
  COMMON STOCK-63.62%
  Aerospace & Defense-1.49%
  United Technologies ............................    20,800      $ 1,344,304
                                                                  -----------
                                                                    1,344,304
                                                                  -----------
  Banking & Finance-9.55%
  Bank of New York ...............................    23,500          958,800
  Citigroup ......................................    18,200          918,736
  Fleet Boston Financial .........................    20,000          730,000
  J.P. Morgan Chase ..............................    32,500        1,181,375
  Mellon Financial ...............................    22,800          857,736
  Morgan Stanley Dean Witter .....................    22,700        1,269,838
  Northern Trust .................................    18,600        1,120,092
  U.S. Bancorp ...................................    40,700          851,851
  Wells Fargo ....................................    17,100          742,995
                                                                  -----------
                                                                    8,631,423
                                                                  -----------
  Business Services-1.01%
 +Cendant ........................................    46,400          909,904
                                                                  -----------
                                                                      909,904
                                                                  -----------
  Cable, Media & Publishing-2.69%
 +Clear Channel Communications ...................    33,500        1,705,485
 +USA Networks ...................................    26,600          726,446
                                                                  -----------
                                                                    2,431,931
                                                                  -----------
  Computers & Technology-6.88%
  Compaq Computer .................................    87,500          854,000
 +Dell Computer ...................................    41,300        1,122,534
  International Business Machines .................     3,900          471,744
*+Micron Technology ...............................    25,900          802,900
 +Microsoft .......................................    17,100        1,133,217
 +Oracle ..........................................    54,700          755,407
 +Peregrine Systems ...............................    72,900        1,081,107
                                                                   -----------
                                                                     6,220,909
                                                                   -----------
  Consumer Products-1.24%
  Procter & Gamble ................................    14,200        1,123,646
                                                                   -----------
                                                                     1,123,646
                                                                   -----------
  Electronics & Electrical Equipment-3.62%
 +Altera ..........................................    11,000          233,420
  General Electric ................................    42,600        1,707,408
 +RF Micro Devices ................................    18,800          361,524
  Texas Instruments ...............................    34,700          971,600
                                                                   -----------
                                                                     3,273,952
                                                                   -----------
  Energy-4.71%
  Anadarko Petroleum ..............................    17,300          983,505
  ChevronTexaco ...................................    13,400        1,200,774
  El Paso .........................................    27,600        1,231,236
 +Weatherford International .......................    22,700          845,802
                                                                   -----------
                                                                     4,261,317
                                                                   -----------
  Food, Beverage & Tobacco-0.49%
  Darden Restaurants ..............................    12,400          438,960
                                                                   -----------
                                                                       438,960
                                                                   -----------
  Healthcare & Pharmaceuticals-9.15%
  Baxter International ............................    15,800          847,354
  Bristol-Myers Squibb ............................    16,900          861,900
*+Inhale Therapeutic Systems ......................    44,600          827,330
 +Invitrogen ......................................    17,300        1,071,389

                                                    Number of         Market
                                                      Shares          Value
  COMMON STOCK (Continued)
  Healthcare & Pharmaceuticals (Continued)
  McKesson .......................................   32,600      $ 1,219,240
  Merck ..........................................   15,200          893,760
  PerkinElmer ....................................   39,500        1,383,290
  Pfizer .........................................   29,200        1,163,620
                                                                 -----------
                                                                   8,267,883
                                                                 -----------
  Hotels/Diversified Reits-0.75%
  Starwood Hotels & Resorts Worldwide ............   22,800          680,580
                                                                 -----------
                                                                     680,580
                                                                 -----------
  Industrial Machinery-1.87%
  Ingersoll-Rand .................................   22,000          919,820
 +SPX ............................................    5,600          766,640
                                                                 -----------
                                                                   1,686,460
                                                                 -----------
  Insurance-2.24%
  Allstate .......................................   22,300          751,510
  PartnerRe ......................................   23,600        1,274,400
                                                                 -----------
                                                                   2,025,910
                                                                 -----------
  Leisure, Lodging & Entertainment-1.86%
 +Steiner Leisure ................................   38,000          807,500
  Walt Disney ....................................   42,000          870,240
                                                                 -----------
                                                                   1,677,740
                                                                 -----------
  Metals & Mining-0.93%
  Alcoa ..........................................   23,600          838,980
                                                                 -----------
                                                                     838,980
                                                                 -----------
  Paper & Forest Products-1.03%
  International Paper ............................   23,000          928,050
                                                                 -----------
                                                                     928,050
                                                                 -----------
  Retail-5.85%
 +American Eagle Outfitters ......................   39,700        1,038,949
 +Best Buy .......................................   17,000        1,266,160
  Home Depot .....................................   18,300          933,483
 +Staples ........................................   48,800          912,560
  Target .........................................   27,800        1,141,190
                                                                 -----------
                                                                   5,292,342
                                                                 -----------
  Telecommunications-3.61%
  AT&T ...........................................   52,700          955,978
  Nokia ..........................................   60,000        1,471,800
 +Worldcom .......................................   59,200          833,536
                                                                 -----------
                                                                   3,261,314
                                                                 -----------
  Textiles, Apparel & Furniture-1.45%
 +Coach ..........................................   33,700        1,313,626
                                                                 -----------
                                                                   1,313,626
                                                                 -----------
  Transportation & Shipping-3.20%
  CSX ............................................   39,200        1,373,960
  Union Pacific ..................................   26,600        1,516,200
                                                                 -----------
                                                                   2,890,160
                                                                 -----------

  Total Common Stock
   (cost $55,238,773)                                             57,499,391
                                                                 -----------

  PREFERRED STOCK-0.19%
  Centaur Funding 9.08% ..........................      150          169,688
                                                                 -----------
  Total Preferred Stock
   (cost $151,612) ...............................                   169,688
                                                                 -----------

                                                                      Balanced-4

Balanced Series
Statements of Net Assets (Continued)


                                                        Principal      Market
                                                         Amount        Value
REPURCHASE AGREEMENTS-7.07%
 With BNP Paribas 1.65% 1/2/02 (dated
 12/31/01, collateralized by $281,000
 U.S. Treasury Bills due 2/21/02,
 market value $280,857 and $550,000
 U.S. Treasury Notes 5.50% due 1/31/03,
 market value $582,467 and $1,290,000
 U.S. Treasury Notes 10.75% due 8/15/05,
 market value $1,629,144) ........................     $2,432,000     $2,432,000
With J.P. Morgan Chase 1.60% 1/2/02
 (dated 12/31/01, collateralized by $1,555,000
 U.S. Treasury Notes 3.25% due 12/31/03,
 market value $1,559,762).........................      1,521,000      1,521,000





With UBS Warburg 1.68% 1/2/02 (dated
 12/31/01, collateralized by $1,877,000
 U.S. Treasury Notes 6.50% due 2/28/02,
 market value $1,934,427 and $521,000
 U.S. Treasury Notes 6.25% due 7/31/02,
 market value $547,602)...........................     $2,432,000     $2,432,000
                                                                      ----------
Total Repurchase Agreements
 (cost $6,385,000) ...............................                     6,385,000
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES-104.69% (COST $92,172,094).....................    94,621,086

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(4.69%).........................    (4,238,758)***
                                                                                   ------------

NET ASSETS APPLICABLE TO 6,582,655.4 SHARES OUTSTANDING-100.00%.................  $ 90,382,328
                                                                                  ============

NET ASSET VALUE-BALANCED SERIES STANDARD CLASS ($90,377,630 / 6,582,313 SHARES).        $13.73
                                                                                        ======

NET ASSET VALUE-BALANCED SERIES SERVICE CLASS ($4,698 / 342.4 SHARES)...........        $13.72
                                                                                        ======

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2001:
Shares of beneficial interest (unlimited authorization-no par)..................  $103,355,968
Undistributed net investment income ............................................     2,189,184
Accumulated net realized loss on investments ...................................   (17,642,968)
Net unrealized appreciation of investments......................................     2,480,144
                                                                                  ------------
Total net assets................................................................  $ 90,382,328
                                                                                  ============

------------------
   +Non-income producing security for the year ended December 31, 2001.
   #Zero coupon bond. The interest rate shown is the yield at the time of purchase.
   *Fully or partially on loan. See Note #9 in "Notes to Financial Statements." **Fully or partially pledged as collateral for financial futures contracts.
 ***Of this amount, $6,561,507 represents payable for securities purchased at December 31, 2001.

     GNMA-Ginnie Mae
     SLM-Sallie Mae
     TBA-To Be Announced

                             See accompanying notes

                                                                      Balanced-5

Delaware Group Premium Fund-
Balanced Series
Statement of Operations
Year Ended December 31, 2001


INVESTMENT INCOME:
Interest ..................................................        $  2,649,960
Dividends .................................................             441,393
Security lending income ...................................              34,663
                                                                   ------------
                                                                      3,126,016
                                                                   ------------
EXPENSES:
Management fees ...........................................             655,217
Accounting and administration expenses ....................              44,353
Professional fees .........................................              12,276
Custodian fees ............................................               7,819
Dividend disbursing and transfer agent fees
 and expenses .............................................               7,312
Trustees' fees ............................................               3,703
Reports and statements to shareholders ....................               2,181
Taxes (other than taxes on income) ........................               1,350
Registration fees .........................................                 261
Distribution expense - Service Class ......................                   7
Other .....................................................               4,316
                                                                   ------------
                                                                        738,795
Less expenses paid indirectly .............................              (6,587)
                                                                   ------------
Total expenses ............................................             732,208
                                                                   ------------
NET INVESTMENT INCOME .....................................           2,393,808
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments ...............................................          (7,601,895)
Futures contracts .........................................             343,344
                                                                   ------------
Net realized loss .........................................          (7,258,551)
Net change in unrealized appreciation /
 depreciation of investments ..............................          (4,267,851)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS ...........................................         (11,526,402)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ..........................................        $ (9,132,594)
                                                                   ============


                             See accompanying notes

Delaware Group Premium Fund-
Balanced Series
Statements of Changes in Net Assets


                                                           Year Ended
                                                    12/31/01         12/31/00
                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income ........................   $   2,393,808    $   3,544,927
Net realized loss on investments .............      (7,258,551)     (10,478,669)
Net change in unrealized appreciation /
 depreciation of investments .................      (4,267,851)       1,293,781
                                                 -------------    -------------
Net decrease in net assets resulting
 from operations .............................      (9,132,594)      (5,639,961)
                                                 -------------    -------------

DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class ..............................      (2,530,654)      (3,977,725)
 Service Class ...............................            (107)             (40)
Net realized gain on investments:
 Standard Class ..............................              --       (9,869,975)
 Service Class ...............................              --             --
                                                 -------------    -------------
                                                    (2,530,761)     (13,847,740)
                                                 -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
 Standard Class ..............................       1,599,613        1,308,683
 Service Class ...............................              --            4,999
Net asset value of shares issued upon
 reinvestment of dividends and distributions:
 Standard Class ..............................       2,530,654       13,847,700
 Service Class ...............................             107               40
                                                 -------------    -------------
                                                     4,130,374       15,161,422
                                                 -------------    -------------
Cost of shares repurchased:
 Standard Class ..............................     (22,795,114)     (46,965,600)
 Service Class ...............................            --               --
                                                 -------------    -------------
                                                   (22,795,114)     (46,965,600)
                                                 -------------    -------------
Decrease in net assets derived from capital
 share transactions ..........................     (18,664,740)     (31,804,178)
                                                 -------------    -------------
NET DECREASE IN NET ASSETS ...................     (30,328,095)     (51,291,879)

NET ASSETS:
Beginning of period ..........................     120,710,423      172,002,302
                                                 -------------    -------------
End of period ................................   $  90,382,328    $ 120,710,423
                                                 =============    =============

See accompanying notes

                                                                      Balanced-6

Delaware Group Premium Fund-Balanced Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                       Balanced Series Standard Class
                                                                                     Year Ended
                                                          12/31/01(1)   12/31/00     12/31/99    12/31/98    12/31/97
                                                          ------------------------------------------------------------
Net asset value, beginning of period .................     $15.230       $17.340      $20.040     $19.050      $16.640

Income (loss) from investment operations:
Net investment income(2) .............................       0.329         0.399        0.408       0.349        0.435
Net realized and unrealized gain (loss) on investments      (1.494)       (0.956)      (1.958)      2.831        3.575
                                                           -------       -------      -------     -------      -------
Total from investment operations .....................      (1.165)       (0.557)      (1.550)      3.180        4.010
                                                           -------       -------      -------     -------      -------
Less dividends and distributions from:
Net investment income ................................      (0.335)       (0.451)      (0.380)     (0.420)      (0.530)
Net realized gain on investments .....................          --        (1.102)      (0.770)     (1.770)      (1.070)
                                                           -------       -------      -------     -------      -------
Total dividends and distributions ....................      (0.335)       (1.553)      (1.150)     (2.190)      (1.600)
                                                           -------       -------      -------     -------      -------
Net asset value, end of period .......................     $13.730       $15.230      $17.340     $20.040      $19.050
                                                           =======       =======      =======     =======      =======
Total return(3) ......................................      (7.66%)       (3.12%)      (7.85%)     18.62%       26.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..............     $90,377      $120,705     $172,002    $201,856     $127,675
Ratio of expenses to average net assets ..............       0.73%         0.79%        0.74%       0.70%        0.67%
Ratio of net investment income to average net assets .       2.37%         2.54%        2.17%       2.20%        2.85%
Portfolio turnover ...................................        336%          179%         107%         94%          67%

-----------
(1) As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.009, an increase in net realized and unrealized gain
     (loss) per share of $0.009, and a decrease in the ratio of net investment income to average net assets from 2.44% to 2.37%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes

                                                                      Balanced-7

Balanced Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                          Balanced Series Service Class
                                                               Year           5/1/00(2)
                                                              Ended              to
                                                            12/31/01(1)       12/31/00

Net asset value, beginning of period .................       $15.230           $15.080

Income (loss) from investment operations:
Net investment income(3) .............................         0.308             0.246
Net realized and unrealized gain (loss) on investments        (1.498)            0.024
                                                             -------           -------
Total from investment operations .....................        (1.190)            0.270
                                                             -------           -------
Less dividends and distributions from:
Net investment income ................................        (0.320)           (0.120)
Net realized gain on investments .....................             -                 -
                                                             -------           -------

Total dividends and distributions ....................        (0.320)           (0.120)
                                                             -------           -------

Net asset value, end of period .......................       $13.720           $15.230
                                                             =======           =======

Total return(4) ......................................        (7.76%)            1.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..............            $5                $5
Ratio of expenses to average net assets ..............         0.88%             0.94%
Ratio of net investment income to average net assets .         2.22%             2.39%
Portfolio turnover ...................................          336%              179%

---------------
(1) As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.009, an increase in net realized and unrealized gain
     (loss) per share of $0.009, and a decrease in the ratio of net investment income to average net assets from 2.29% to 2.22%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes

                                                                      Balanced-8

Delaware Group Premium Fund-Balanced Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Balanced Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle--As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to January 1, 2001, the Series did not amortize premium or market discount, which conformed to the Series' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Series, but resulted in a $34,887 reduction in cost of securities and a corresponding $34,887 increase in net unrealized appreciation (depreciation), based on securities held by the Series on January 1, 2001.

In addition, effective January 1, 2001, the Series adopted the provisions of the Guide that require gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to January 1, 2001, such gains (losses) were included in realized gain (loss) on investments.

The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income of $65,440, a decrease in net unrealized appreciation (depreciation) of $7,701 and an increase in net realized gains (losses) of $73,141. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income over the lives of the respective securities.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,419 for the year ended December 31, 2001. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2001 were approximately $4,168. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

                                                                      Balanced-9

Balanced Series
Notes to Financial Statements (Continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2002. No reimbursement was due for the year ended December 31, 2001.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

At December 31, 2001, the Series had liabilities payable to affiliates as follows:


                                      Dividend disbursing        Other
                Investment            transfer agent fees,      expenses
                management                accounting            payable
              fee payable to          and other expenses         to DMC
                   DMC                  payable to DSC       and affiliates
              --------------          -------------------    --------------
                $22,023                     $3,442              $12,794

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.


3. Investments
For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

   Purchases......................               $269,893,576
   Sales..........................               $276,983,958

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                     Aggregate      Aggregate
                 Cost of            unrealized      unrealized    Net unrealized
                 investments       appreciation    depreciation    appreciation
                 -----------       ------------    ------------    ------------
                 $92,555,888         $3,848,509     $(1,779,522)     $2,068,987

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                             2001             2000
                                             ----             ----
Ordinary income                          $2,530,761       $ 4,285,744
Long-term capital gain                           --         9,561,996
                                         ----------       -----------
Total                                    $2,530,761       $13,847,740
                                         ==========       ===========

As of December 31, 2001, the components of net assets on a tax basis were as follows:

Paid in capital ..................................   $103,355,968
Undistributed ordinary income ....................      2,457,373
Capital loss carryforwards .......................    (16,992,236)
Post-October losses ..............................       (507,764)
Unrealized appreciation ..........................      2,068,987
                                                     ------------
Net assets .......................................   $ 90,382,328
                                                     ============

                                                                     Balanced-10

Balanced Series
Notes to Financial Statements (Continued)



4. Dividend and Distribution Information (Continued)
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $8,963,267 expires in 2008 and $8,028,969 expires in 2009.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                           Year        Year
                                                           Ended       Ended
                                                         12/31/01    12/31/00
                                                         --------    --------
Shares sold:
   Standard Class ...................................     114,048      82,839
   Service Class ....................................           -         331

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class....................................     193,920     899,223
   Service Class ....................................           8           3
                                                       ----------  ----------
                                                          307,976     982,396
                                                       ----------  ----------
Shares repurchased:
   Standard Class....................................  (1,649,390) (2,975,660)
   Service Class.....................................           -           -
                                                       ----------  ----------
                                                       (1,649,390) (2,975,660)
                                                       ----------  ----------
Net decrease                                           (1,341,414) (1,993,264)
                                                       ==========  ==========
6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

7. Futures Contracts
The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Series' custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at December 31, 2001 were as follows:

Contracts                                Notional                               Unrealized
to Buy (Sell)                         Cost (Proceeds)     Expiration Date       Gain (Loss)
-------------                         ---------------     ---------------       -----------
5 U.S. Agency 10 Year Notes              $486,144             3/02               $16,356
(34) U.S. Treasury 10 Year Notes       (3,597,441)            3/02                22,178
7 U.S. Treasury 20 Year Notes             721,890             3/02               (11,171)
                                                                                 -------
                                                                                 $27,363
                                                                                 =======


The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Series' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.

                                                                     Balanced-11

Balanced Series
Notes to Financial Statements (Continued)

8. Swap Agreements
During the year ended December 31, 2001, the Series entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At December 31, 2001, the Series had the following total return swap agreement outstanding:

   Notional          Expiration                                                 Unrealized
   Amount               Date                      Description                      Gain
   ------               ----                      -----------                      ----
  $1,225,000           3/1/02             Agreement with Goldman Sachs             $3,789
                                           Capital Markets to receive
                                        the notional amount multiplied by
                                        the return on the Lehman Brothers
                                          Commercial MBS Index AAA and
                                      to pay the notional amount multiplied
                                        by the 1 Month BBA LIBOR adjusted
                                           by a spread of minus 0.35%

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

9. Securities Lending
The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 2001 were as follows:

             Market Value of                         Market Value of
            Securities on Loan                         Collateral
            ------------------                         ----------
               $2,931,137                              $3,012,000

10. Credit and Market Risk
The Series invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

11. Tax Information (Unaudited)
For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

                     (A)               (B)
                 Long-Term          Ordinary           (C)
               Capital Gains         Income           Total            (D)
               Distributions      Distributions    Distributions   Qualifying
                (Tax Basis)        (Tax Basis)      (Tax Basis)   Dividends(1)
                -----------        -----------      -----------   ------------
                   --                  100%             100%           18%
----------
 (A) and (B) are based on a percentage of the Series' total distributions.
 (D) is based on a percentage of ordinary income of the Series.
 (1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                     Balanced-12

Delaware Group Premium Fund-Balanced Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Balanced Series

We have audited the accompanying statement of net assets of Balanced Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                          /s/  Ernst & Young LLP
Philadelphia, Pennsylvania
February 4, 2002

                                                                     Balanced-13

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
                                                                       United Asset
October 29, 1948                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
                              Officer and            2 Years -         at different times                          Convertible
January 8, 1940               Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------

Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
                                                                       (1989 - Present)
October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437

August 7, 1937                                                                                                    President/
                                                                                                                  Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
                                                                       1995 - Present)                            Sovereign Bank
May 28, 1960
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
                                                                       (1990 - Present)
December 7, 1938                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

1 Executive Officer of the Fund's manager, accounting service provider and transfer agent.
2 Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.
3  Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                     Balanced-14


Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
                                                                       (1994 - 1999)                              Director -
November 1, 1940                                                                                                 Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
                                                                       Present) (Small                            Director - ACI
February 25, 1936                                                      Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
                                                                       (July 1995 -
July 31, 1948                                                          Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
                              Officer - Equity                         - Equity of
June 29, 1949                                                          Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Balanced-15


Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
                              Income                                   Delaware
March 10, 1963                                                         Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
                              Administrative Officer                   at different times
September 30, 1957                                                      at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
                              and Secretary                            at different times
November 26, 1957                                                      at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
                                                                       at different times
August 18, 1962                                                         at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.

                                                                     Balanced-16

FOR INCOME

Capital Reserves Series

Portfolio Snapshot
   Bonds outperformed stocks in 2001 in what amounted to a banner year for debt markets. Throughout the year, the Federal Reserve Board aggressively trimmed its interest rate targets in an effort to stimulate the economy. The declining short-term interest rate environment that resulted made an ideal climate for demand in 2001, although our markets were generally volatile throughout the year.
   The flight to quality that occurred in the bond markets following September 11 generally increased demand in the investment-grade sectors in which the Capital Reserves Series focuses. However, the attractive price gains that we experienced on holdings during much of the year halted when the stock market rebounded during the fourth quarter.
   For the fiscal year ended December 31, 2001, the Capital Reserves Series returned +8.27% (Standard Class shares with distributions reinvested), just shy of outperforming its benchmark index, the Lehman Brothers Intermediate Government/Credit Index, which returned +8.98% for the same year.
   Our strategy includes efforts to reduce the effects of interest rate volatility on principal by maintaining an intermediate average maturity for the Series.

Investment Outlook
   Even if the Federal Reserve stops cutting interest rates in early 2002, in our view they are unlikely to raise them again soon, given the low inflation picture. We believe there is still room for our markets to perform well over the next several months while the U.S. economy gets its feet under it. In our opinion, the Capital Reserves Series is well-positioned entering into the new year and remains a sound vehicle for long-term investors seeking stable and high income from a portfolio of high-quality fixed-income securities.

                      Performance of a $10,000 Investment
                  December 31, 1991 through December 31, 2001

                     Capital Reserves Series        Lehman Brothers Intermediate
                     (Standard Class Shares)           Government/Credit Index
                     -----------------------        ----------------------------
        Dec. '91            $10,000                            $10,000
        Dec. '92             10,739                             10,717
        Dec. '93             11,562                             11,659
        Dec. '94             11,251                             11,434
        Dec. '95             12,835                             13,187
        Dec. '96             13,354                             13,721
        Dec. '97             14,370                             14,801
        Dec. '98             15,322                             16,048
        Dec. '99             15,364                             16,111
        Dec. '00             16,688                             17,738
        Dec. '01             18,068                             19,331


                            Capital Reserves Series
                          Average Annual Total Returns
                          -----------------------------

                                  Standard Class          Service Class
                                     Shares*                 Shares**
             Lifetime                +6.69%                  +9.72%
             10 Years                +6.09%                     --
             Five Years              +6.23%                     --
             One Year                +8.27%                  +8.23%

                    For the periods ended December 31, 2001

 * Commenced operations on July 28, 1988.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Capital Reserves Series Standard Class shares and the Lehman Brothers Intermediate Government/Credit Index for the 10-year period from December 31, 1991 through December 31, 2001. All distributions were reinvested. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Intermediate Government/Credit Index measures the performance of U.S. government and corporate bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the Capital Reserves Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                              Capital Reserves-1

Delaware Group Premium Fund-Capital Reserves Series
Statement of Net Assets
December 31, 2001

                                                       Principal     Market
                                                         Amount       Value
AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS-5.42%
Fannie Mae Whole Loan Series 98-W3 A2
   6.50% 7/25/28 ....................................  $  170,793  $  172,390
Freddie Mac Series 2303 CW
   8.50% 11/15/24 ...................................     275,000     298,821
Freddie Mac Series T-11 A6
   6.50% 9/25/18 ....................................     400,000     415,120
GNMA Series 98-9 B
   6.85% 12/20/25 ...................................     765,000     794,268
                                                                   ----------
Total Agency Collateralized Mortgage
   Obligations (cost $1,642,675) ....................               1,680,599
                                                                   ----------
AGENCY MORTGAGE-BACKED
   SECURITIES-9.90%
Fannie Mae
   6.50% 9/1/16 .....................................     292,529     298,563
   6.50% 1/1/30 .....................................     190,000     190,059
   7.00% 12/1/31 ....................................     600,000     612,188
   7.50% 12/1/30 ....................................     300,030     310,062
Freddie Mac
   5.50% 7/15/06 ....................................     960,000     987,573
   6.50% 7/1/31 .....................................     176,952     177,450
   6.50% 10/1/31 ....................................     449,074     450,337
GNMA
   12.00% 6/20/14 ...................................      19,851      23,195
   12.00% 3/20/15 ...................................      12,277      14,375
   12.00% 2/20/16 ...................................       5,160       6,053
                                                                   ----------
Total Agency Mortgage-Backed
   Securities (cost $3,109,533) .....................               3,069,855
                                                                   ----------
AGENCY OBLIGATIONS-7.75%
Federal Home Loan Bank
   4.50% 7/7/03 .....................................   2,300,000   2,356,435
   5.625% 11/15/11 ..................................      45,000      44,576
                                                                   ----------
Total Agency Obligations
   (cost $2,345,289) ................................               2,401,011
                                                                   ----------
ASSET-BACKED SECURITIES-10.35%
Centex Home Equity Series 01-B A4
   6.41% 2/25/30 ....................................     280,000     282,560
Citibank Credit Card Issuance
   Trust Series 01-A8 4.10% 12/7/06 .................     225,000     223,155
DVI Receivables Series 01-1 A4
   5.808% 4/11/09 ...................................     500,000     511,875
NationsCredit Grantor Trust Series 97-1 A
   6.75% 8/15/13 ....................................     246,802     258,711
Peoplefirst.com Auto Receivable Owner
   Trust Series 00-2 A4 6.43% 9/15/07 ...............     350,000     366,636
Residential Asset Securities
   Series 00-KS4 AI3 7.355% 1/25/26 .................     600,000     620,136
SLM Student Loan Trust
   Series 96-2 A2 3.7225% 7/27/09 ...................     635,000     637,625
   Series 97-1 A2 3.5825% 1/25/10 ...................     165,000     164,775
   Series 98-1 A1 3.7225% 1/25/07 ...................     144,200     144,538
                                                                   ----------
Total Asset-Backed Securities
   (cost $3,147,247) ................................               3,210,011
                                                                   ----------

                                                       Principal     Market
                                                         Amount       Value
COMMERCIAL MORTGAGE-BACKED
   SECURITIES-7.01%
Comm
   Series 00-C1 A1 7.206% 9/15/08 ...................  $  534,605  $  568,101
   Series 01-C3 A2 6.365% 12/15/28 ..................     250,000     253,504
First Union National Bank Commercial
   Mortgage Series 99-C4 A1
   7.184% 9/15/08 ...................................     698,162     740,949
Salomon Brothers Mortgage Securities VII
   Series 01-C2 A3 6.499% 10/13/11 ..................     600,000     609,903
                                                                   ----------
Total Commercial Mortgage-Backed
   Securities (cost $2,093,193) .....................               2,172,457
                                                                   ----------
CORPORATE BONDS-32.83%
Aerospace & Defense-0.91%
Honeywell International 5.125% 11/1/06 ..............     285,000     281,459
                                                                   ----------
                                                                      281,459
                                                                   ----------
Banking, Finance & Insurance-12.90%
Banco Santander-Chile 6.50% 11/1/05 .................     340,000     350,961
Bank of Hawaii 6.875% 6/1/03 ........................      95,000      98,496
BB&T 6.50% 8/1/11 ...................................     155,000     156,805
Boeing Capital 6.50% 2/15/12 ........................     145,000     144,559
Citigroup
   6.75% 12/1/05 ....................................     380,000     404,360
   7.25% 10/1/10 ....................................     185,000     198,584
Credit Suisse First Boston USA
   6.125% 11/15/11 ..................................     375,000     366,684
ERAC USA Finance 144A 7.35% 6/15/08 .................     230,000     229,757
First Bank of Minnesota
   7.30% 8/15/05 ....................................     460,000     492,936
Ford Motor Credit
   6.875% 2/1/06 ....................................     180,000     180,417
   7.25% 10/25/11 ...................................     140,000     136,472
General Motors Acceptance
   6.125% 9/15/06 ...................................     270,000     267,501
John Hancock 5.625% 12/1/08 .........................      80,000      78,994
Morgan Stanley Dean Witter
   6.75% 4/15/11 ....................................     200,000     204,965
Salomon Smith Barney Holdings
   5.875% 3/15/06 ...................................     170,000     174,189
UBS Preferred Funding Trust I
   8.622% 10/29/49 ..................................     345,000     384,604
US Bank
   6.375% 8/1/11 ....................................     130,000     131,367
                                                                   ----------
                                                                    4,001,651
                                                                   ----------
Cable, Media & Publishing-1.26%
AOL Time Warner 6.75% 4/15/11 .......................     110,000     112,916
Walt Disney 5.50% 12/29/06 ..........................     280,000     277,537
                                                                   ----------
                                                                      390,453
                                                                   ----------
Computers & Technology-0.24%
Hewlett-Packard 5.75% 12/15/06 ......................      75,000      74,324
                                                                   ----------
                                                                       74,324
                                                                   ----------
Electronics & Electrical Equipment-0.40%
Arrow Electronics 8.20% 10/1/03 .....................     120,000     122,822
                                                                   ----------
                                                                      122,822
                                                                   ----------
Energy-2.06%
USX 9.375% 2/15/12 ..................................     535,000     637,366
                                                                   ----------
                                                                      637,366
                                                                   ----------

                                                              Capital Reserves-2

Capital Reserves Series
Statement of Net Assets (Continued)

                                                        Principal     Market
                                                          Amount       Value
Food, Beverage & Tobacco-1.68%
Heinz (H.J.) 144A 6.625% 7/15/11 ....................    $290,000  $  298,044
Kraft Foods 5.625% 11/1/11 ..........................     230,000     223,471
                                                                   ----------
                                                                      521,515
                                                                   ----------
Metals & Mining-0.48%
Alcoa 6.00% 1/15/12 .................................     150,000     149,190
                                                                   ----------
                                                                      149,190
                                                                   ----------
Packaging & Containers-0.47%
Sealed Air 144A 8.75% 7/1/08 ........................     140,000     144,749
                                                                   ----------
                                                                      144,749
                                                                   ----------
Real Estate-1.40%
Simon Property Group
   7.375% 1/20/06 ...................................     420,000     434,188
                                                                   ----------
                                                                      434,188
                                                                   ----------
Retail-0.34%
Gap 144A 8.80% 12/15/08 .............................     120,000     105,127
                                                                   ----------
                                                                      105,127
                                                                   ----------
Telecommunications-6.82%
AT&T 144A 7.30% 11/15/11 ............................     240,000     246,378
Cingular Wireless 144A
   5.625% 12/15/06 ..................................      75,000      75,706
   6.50% 12/15/11 ...................................     150,000     152,250
Citizens Communications 144A
   6.375% 8/15/04 ...................................     150,000     152,632
France Telecom 144A 7.75% 3/1/11 ....................     555,000     595,622
Qwest 7.20% 11/1/04 .................................     100,000     102,077
Telus 7.50% 6/1/07 ..................................      65,000      68,480
Worldcom
   7.50% 5/15/11 ....................................     195,000     200,928
   7.55% 4/1/04 .....................................     495,000     520,593
                                                                   ----------
                                                                    2,114,666
                                                                   ----------

                                                        Principal     Market
                                                          Amount      Value
Utilities-3.87%
El Paso Energy 7.80% 8/1/31 ..........................   $150,000  $  151,813
Florida Power 8.00% 12/1/22 ..........................    150,000     155,814
Mirant Americas
   7.625% 5/1/06 .....................................    175,000     159,694
   8.30% 5/1/11 ......................................    305,000     282,541
PG&E National Energy Group
   10.375% 5/16/11 ...................................    130,000     137,320
Public Service Electric & Gas
   6.50% 5/1/04 ......................................    300,000     312,036
                                                                   ----------
                                                                    1,199,218
                                                                   ----------
Total Corporate Bonds
   (cost $10,043,541) ................................             10,176,728
                                                                   ----------
U.S. TREASURY OBLIGATIONS-11.99%
U.S. Treasury Inflation Index Notes
   3.375% 4/15/32 ....................................    300,339     296,491
   3.625% 1/15/08 ....................................    137,493     139,039
U.S. Treasury Notes
   2.75% 9/30/03 .....................................     15,000      14,984
   2.75% 10/31/03 ....................................    105,000     104,807
   3.50% 11/15/06 ....................................    595,000     573,757
   3.875% 6/30/03 ....................................    275,000     280,382
   4.00% 4/30/03 .....................................    175,000     178,856
   4.25% 3/31/03 .....................................    450,000     460,916
   4.625% 5/15/06 ....................................    190,000     192,709
   5.00% 8/15/11 .....................................    805,000     803,240
   5.875% 11/15/04 ...................................    435,000     460,726
  *6.75% 5/15/05 .....................................    105,000     114,196
   7.25% 8/15/04 .....................................     90,000      98,307
                                                                   ----------
Total U.S. Treasury Obligations
   (cost $3,732,949) .................................              3,718,410
                                                                   ----------


                                                              Capital Reserves-3

Capital Reserves Series
Statement of Net Assets (Continued)

                                                       Principal      Market
                                                         Amount       Value

 REPURCHASE AGREEMENTS-14.31%
 With BNP Paribas 1.65% 1/2/02
   (dated 12/31/01, collateralized by $196,000
   U.S. Treasury Bills due 2/21/02,
   market value $195,126 and $382,000
   U.S. Treasury Notes 5.50% due 1/31/03,
   market value $404,671 and $897,000
   U.S. Treasury Notes 10.75% due 8/15/05,
   market value $1,131,854) .......................... $1,690,000   $1,690,000
 With J.P. Morgan Chase 1.60% 1/2/02
   (dated 12/31/01, collateralized by $1,080,000
   U.S. Treasury Notes 3.25% due 12/31/03,
   market value $1,083,650) ..........................  1,056,000    1,056,000
 With UBS Warburg 1.68% 1/2/02
   (dated 12/31/01, collateralized by $1,304,000
   U.S. Treasury Notes 6.50% due 2/28/02,
   market value $1,343,949 and $362,000
   U.S. Treasury Notes 6.25% due 7/31/02,
    market value $380,448) ...........................  1,690,000    1,690,000
                                                                    ----------
 Total Repurchase Agreements
   (cost $4,436,000) .................................               4,436,000
                                                                    ----------

TOTAL MARKET VALUE OF SECURITIES-99.56% (cost $30,550,427) ...............................    30,865,071

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.44% ....................................       136,495
                                                                                             -----------

NET ASSETS APPLICABLE TO 3,178,896 SHARES OUTSTANDING-100.00% ............................   $31,001,566
                                                                                             ===========

NET ASSET VALUE-CAPITAL RESERVES SERIES STANDARD CLASS ($30,995,740 / 3,178,299 shares) ..         $9.75
                                                                                                   =====

NET ASSET VALUE-CAPITAL RESERVES SERIES SERVICE CLASS ($5,826 / 597 shares) ..............         $9.76
                                                                                                   =====
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2001:
Shares of beneficial interest (unlimited authorization-no par) ...........................   $32,967,499
Undistributed net investment income ......................................................         4,033
Accumulated net realized loss on investments .............................................    (2,252,389)
Net unrealized appreciation of investments ...............................................       282,423
                                                                                             -----------
Total net assets .........................................................................   $31,001,566
                                                                                             ===========

--------------
*Fully or partially pledged as collateral for financial futures contracts.
 GNMA-Ginnie Mae
 SLM-Sallie Mae

                             See accompanying notes

                                                              Capital Reserves-4

Delaware Group Premium Fund-
Capital Reserves Series
Statement of Operations
Year Ended December 31, 2001


INVESTMENT INCOME:
Interest ......................................................   $1,724,890

EXPENSES:
Management fees ...............................................      143,095
Accounting and administration expenses ........................       12,334
Professional fees .............................................        2,913
Dividend disbursing and transfer agent fees
   and expenses ...............................................        2,876
Custodian fees ................................................        1,661
Taxes (other than taxes on income) ............................          467
Trustees' fees ................................................          459
Registration fees .............................................          385
Reports and statements to shareholders ........................          155
Distribution expense-Service Class ............................            8
Other .........................................................        2,260
                                                                  ----------
                                                                     166,613
Less expenses paid indirectly .................................       (2,092)
                                                                  ----------
Total expenses ................................................      164,521
                                                                  ----------

NET INVESTMENT INCOME .........................................    1,560,369
                                                                  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investments ..............................      908,001
Net realized loss on futures ..................................         (772)
                                                                  ----------
Net realized gain .............................................      907,229
Net change in unrealized appreciation/
   depreciation of investments ................................     (238,644)
                                                                  ----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS .............................................      668,585
                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ............................................   $2,228,954
                                                                  ==========


                             See accompanying notes

Delaware Group Premium Fund-
Capital Reserves Series
Statements of Changes in Net Assets

                                                            Year Ended
                                                       12/31/01     12/31/00
                                                      ----------   ----------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ..............................  $ 1,560,369   $ 1,898,368
Net realized gain (loss) on investments ............      907,229    (1,307,776)
Net change in unrealized appreciation/
   depreciation of investments .....................     (238,644)    1,736,193
                                                      -----------   -----------
Net increase in net assets resulting from
   operations ......................................    2,228,954     2,326,785
                                                      -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income:
   Standard Class ..................................   (1,618,772)   (1,898,258)
   Service Class ...................................         (312)         (215)
                                                      -----------   -----------
                                                       (1,619,084)   (1,898,473)
                                                      -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ..................................    9,710,130     3,831,420
   Service Class ...................................            -         5,002
Net asset value of shares issued
   upon reinvestment of dividends
   and distributions:
   Standard Class ..................................    1,628,929     1,909,527
   Service Class ...................................          313           207
                                                      -----------   -----------
                                                       11,339,372     5,746,156
                                                      -----------   -----------
Cost of shares repurchased:
   Standard Class ..................................   (8,766,356)  (15,056,873)
   Service Class ...................................            -             -
                                                      -----------   -----------
                                                       (8,766,356)  (15,056,873)
                                                      -----------   -----------
Increase (decrease) in net assets derived
   from capital share transactions .................    2,573,016    (9,310,717)
                                                      -----------   -----------
NET INCREASE (DECREASE)
   IN NET ASSETS ...................................    3,182,886    (8,882,405)

NET ASSETS:
Beginning of period ................................   27,818,680    36,701,085
                                                      -----------   -----------
End of period ......................................  $31,001,566   $27,818,680
                                                      ===========   ===========


                             See accompanying notes

                                                              Capital Reserves-5

Delaware Group Premium Fund-Capital Reserves Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                        Capital Reserves Series Standard Class
                                                                                      Year Ended
                                                             12/31/01(1)  12/31/00    12/31/99     12/31/98    12/31/97
                                                             ----------------------------------------------------------
Net asset value, beginning of period .......................   $9.530      $9.360       $9.880      $9.790       $9.690

Income (loss) from investment operations:
Net investment income ......................................    0.533       0.590        0.546       0.556        0.613
Net realized and unrealized gain (loss) on investments .....    0.239       0.170       (0.520)      0.090        0.100
                                                               ------      ------       ------      ------       ------
Total from investment operations ...........................    0.772       0.760        0.026       0.646        0.713
                                                               ------      ------       ------      ------       ------
Less dividends and distributions from:
Net investment income ......................................   (0.552)     (0.590)      (0.546)     (0.556)      (0.613)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions ..........................   (0.552)     (0.590)      (0.546)     (0.556)      (0.613)
                                                               ------      ------       ------      ------       ------
Net asset value, end of period .............................   $9.750      $9.530       $9.360      $9.880       $9.790
                                                               ======      ======       ======      ======       ======

Total return(2) ............................................    8.27%       8.46%        0.28%       6.78%        7.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ....................  $30,996     $27,813      $36,701     $41,711      $29,177
Ratio of expenses to average net assets ....................    0.58%       0.63%        0.79%       0.79%        0.75%
Ratio of net investment income to average net assets .......    5.46%       6.34%        5.68%       5.62%        6.31%
Portfolio turnover .........................................     290%        177%         129%        166%         120%


--------------
(1) As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.019, an increase in net realized and unrealized gain (loss) per share of $0.019 and a decrease in the ratio of net investment income to average net assets from 5.66% to 5.46%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes


                                                              Capital Reserves-6

Capital Reserves Series
Financial Highlights (Continued)


Selected data for each share of the Series outstanding throughout each period were as follows:


                                                      Capital Reserves Series Service Class
                                                                Year      5/1/00(2)
                                                                Ended        to
                                                             12/31/01(1)  12/31/00
                                                             ----------------------
Net asset value, beginning of period .......................   $9.530      $9.210

Income from investment operations:
Net investment income ......................................    0.519       0.389
Net realized and unrealized gain on investments ............    0.249       0.320
                                                               ------      ------
Total from investment operations ...........................    0.768       0.709
                                                               ------      ------
Less dividends and distributions from:
Net investment income ......................................   (0.538)     (0.389)
                                                               ------      ------
Total dividends and distributions ..........................   (0.538)     (0.389)
                                                               ------      ------

Net asset value, end of period .............................   $9.760      $9.530
                                                               ======      ======

Total return(3) ............................................    8.23%       7.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ....................       $6          $5
Ratio of expenses to average net assets ....................    0.73%       0.73%
Ratio of net investment income to average net assets .......    5.31%       6.25%
Portfolio turnover .........................................     290%        177%


-----------------
(1) As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.019, an increase in net realized and unrealized gain (loss) per share of $0.019 and a decrease in the ratio of net investment income to average net assets from 5.51% to 5.31%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes

                                                              Capital Reserves-7

Delaware Group Premium Fund-Capital Reserves Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Capital Reserves Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek a high stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income and common expenses are allocated to the classes of the Series on the basis of "settled shares" of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle--As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to January 1, 2001, the Series did not amortize premium or market discount, which conformed to the Series' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Series, but resulted in a $32,980 reduction in cost of securities and a corresponding $32,980 increase in net unrealized appreciation (depreciation), based on securities held by the Series on January 1, 2001.

In addition, effective January 1, 2001, the Series adopted the provisions of the Guide that require gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to January 1, 2001, such gains (losses) were included in realized gain (loss) on investments.

The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income of $58,820, an increase in net unrealized appreciation (depreciation) of $18,486, and an increase in net realized gains (losses) of $40,334. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income over the lives of the respective securities.

The Series declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $687 for the year ended December 31, 2001. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2001 were approximately $1,405. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

                                                              Capital Reserves-8

Capital Reserves Series
Notes to Financial Statements (Continued)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2002. No reimbursement was due for the year ended December 31, 2001.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                               Dividend disbursing            Other
             Investment        transfer agent fees,          expenses
             management             accounting               payable
           fee payable to       and other expenses            to DMC
                DMC               payable to DSC          and affiliates
           --------------      --------------------       --------------
              $13,030                 $1,076                 $4,290

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

   Purchases .................................       $ 53,447,393
   Sales .....................................       $ 53,336,748

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                           Aggregate       Aggregate
            Cost of        unrealized      unrealized      Net unrealized
          investments     appreciation    depreciation      appreciation
          -----------     ------------    ------------     ---------------
          $30,645,940        $441,652      $(219,552)          $222,100

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                   2001              2000
                                   ----              ----
   Ordinary income ...........  $1,619,084        $1,898,473

As of December 31, 2001, the components of net assets on a tax basis were as follows:

   Paid in capital .................................  $32,967,499
   Undistributed ordinary income ...................        4,033
   Capital loss carryforwards ......................   (2,192,066)
   Unrealized appreciation .........................      222,100
                                                      -----------
   Net assets ......................................  $31,001,566
                                                      ===========

                                                              Capital Reserves-9

Capital Reserves Series
Notes to Financial Statements (Continued)


4. Dividend and Distribution Information (Continued)
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $4,101 expires in 2002, $292,208 expires in 2004, $543,334 expires in 2007 and $1,352,423 expires in 2008.

5. Capital Shares
Transactions in capital shares were as follows:

                                                  Year                  Year
                                                 Ended                 Ended
                                                12/31/01              12/31/00
                                                --------              --------
Shares sold:
   Standard Class .............................  997,540               412,236
   Service Class ..............................        -                   543

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class .............................  167,606               205,153
   Service Class ..............................       32                    22
                                               ---------             ---------
                                               1,165,178               617,954
                                               ---------             ---------
Shares repurchased:
   Standard Class ............................. (905,558)           (1,619,444)
   Service Class ..............................        -                     -
                                               ---------             ---------
                                                (905,558)           (1,619,444)
                                               ---------             ---------
Net increase (decrease) .......................  259,620            (1,001,490)
                                               =========             =========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

7. Futures Contracts
The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Series' custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts includes potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at December 31, 2001 were as follows:

Contracts                                              Expiration    Unrealized
to Buy (Sell)                         Cost (Proceeds)     Date       Gain (Loss)
-------------                         ---------------  -----------   -----------
4 U.S. Agency 10 Year Notes              $388,915         3/02         $13,085
(16) U.S. Treasury 10 Year Notes       (1,658,481)        3/02         (23,769)
12 U.S. Treasury 20 Year Notes          1,242,120         3/02         (24,506)
                                                                      --------
                                                                      ($35,190)
                                                                      ========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Series' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.


                                                             Capital Reserves-10

Capital Reserves Series
Notes to Financial Statements (Continued)


8. Swap Agreements
During the year ended December 31, 2001, the Series entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. Total return swaps are market-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At December 31, 2001, the Series had the following total return swap agreement outstanding:

Notional   Expiration
Amount        Date                   Description                 Unrealized gain
--------   ----------                -----------                 ---------------
$960,000     3/1/02             Agreement with Goldman                $2,970
                       Sachs Capital Markets, L.P., to receive
                            the notional amount multiplied
                         by the return on the Lehman Brothers
                         Commercial MBS Index AAA and to pay
                        the notional amount multiplied by the
                           1 month BBA LIBOR adjusted by a
                                spread of minus 0.35%


Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparties to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

9. Credit and Market Risk
The Series invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by the U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

10. Tax Information (Unaudited)
For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

                            (A)                 (B)
                         Long-Term            Ordinary              (C)
                        Capital Gains          Income              Total
                        Distributions       Distributions      Distributions
                         (Tax Basis)         (Tax Basis)        (Tax Basis)
                        -------------       -------------      --------------
                             --                  100%               100%

------------------
(A) and (B) are based on a percentage of the Series' total distributions.

                                                             Capital Reserves-11

Delaware Group Premium Fund-Capital Reserves Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Capital Reserves Series

We have audited the accompanying statement of net assets of Capital Reserves Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Reserves Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                               /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 2002




                                                             Capital Reserves-12

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
                                                                       United Asset
October 29, 1948                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
                              Officer and            2 Years -         at different times                          Convertible
January 8, 1940               Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------

Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
                                                                      (1989 - Present)
October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
                                                                                                                  President/
August 7, 1937                                                                                                    Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
                                                                       1995 - Present)                            Sovereign Bank
May 28, 1960
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
                                                                       (1990 - Present)
December 7, 1938                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.
(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                             Capital Reserves-13


Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
                                                                       (1994 - 1999)                              Director -
November 1, 1940                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
                                                                       Present) (Small                            Director - ACI
February 25, 1936                                                      Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
                                                                       (July 1995 -
July 31, 1948                                                          Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
                              Officer - Equity                         - Equity of
June 29, 1949                                                          Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------

                                                             Capital Reserves-14


Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
                              Income                                   Delaware
March 10, 1963                                                         Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
                              Administrative Officer                   at different times
September 30, 1957                                                     at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
                              and Secretary                            at different times
November 26, 1957                                                      at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
                                                                       at different times
August 18, 1962                                                        at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.

                                                             Capital Reserves-15

FOR INCOME

Cash Reserve Series

Portfolio Snapshot
   During our fiscal year, many investors responding to poor equity performance looked to money market funds as a source of stability and a safe haven. However, as the Fed continued its interest rate reductions, yields on money market securities fell. Cash Reserve Series returned +3.90% (Standard Class shares with distributions reinvested) for the year ended December 31, 2001, while its benchmark, the U.S. Consumer Price Index, increased 1.55%.
   While many of the debt instruments available to us have very short maturities, the money markets do include securities with maturities of up to 270 days or a year. We began to extend average maturity during the first month of the fiscal year in January 2001. During the course of the reporting period, rates continued to decrease, and we held to our strategy of increasing average maturity in the portfolio.
   The majority of our holdings were invested in commercial paper. But even short-term instruments, such as commercial paper, can entail some degree of risk. We believe it is important to invest the majority of the Cash Reserve Series' assets in these high-quality debt obligations in order to offer a relatively safe and liquid investment.

Investment Outlook
   The success of the Cash Reserve Series depends to a large degree on the Federal Reserve's monetary policy. We believe that the Fed may not be through with reducing interest rates in its attempt to restore strength to the economy.
   The Series has benefited from our correctly anticipating the general direction of interest rates and adjusted the average maturities within the portfolio accordingly. We believe the Series is well-positioned, and can be attractive to investors apprehensive about unstable equity markets and looking for a temporary shelter for cash.

                      Performance of a $10,000 Investment
                  December 31, 1999 through December 31, 2001

                             Cash Reserve Series     U.S. Consumer Price
                           (Standard Class Shares)         Index
                           -----------------------   -------------------
Dec.'91                          10,000                   10,000
Dec.'92                          10,296                   10,290
Dec.'93                          10,551                   10,573
Dec.'94                          10,939                   10,856
Dec.'95                          11,539                   11,131
Dec.'96                          12,107                   11,501
Dec.'97                          12,725                   11,697
Dec.'98                          13,356                   11,885
Dec.'99                          13,997                   12,204
Dec.'00                          14,856                   12,618
Dec.'01                          15,436                   12,821

                                 Cash Reserve Series
                              Average Annual Total Returns
                        --------------------------------------
                        Standard Class           Service Class
                            Shares*                 Shares**
Lifetime                     +5.18%                  +4.66%
10 Years                     +4.47%                     --
Five Years                   +4.98%                     --
One Year                     +3.90%                  +3.75%

              For the periods ended December 31, 2001

 * Commenced operations on July 28, 1988.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Cash Reserve Series Standard Class shares and the U.S. Consumer Price Index for the 10-year period from December 31, 1991 through December 31, 2001. All distributions were reinvested. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Series. Returns plotted on the chart were as of the last day of each month shown. The U.S. Consumer Price Index is calculated by the U.S. Department of Labor and represents the change in the price of goods and services for all urban consumers. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the Cash Reserve Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                  Cash Reserve-1

Delaware Group Premium Fund-Cash Reserve Series
Statement of Net Assets
December 31, 2001

                                                      Principal      Market
                                                       Amount        Value
DISCOUNT COMMERCIAL PAPER-81.76%
Bank/Broker-13.74%
Allied Irish Banks North America
  2.32% 3/4/02 ..................................   $1,500,000      $1,494,007
Credit Suisse First Boston
  3.69% 1/14/02 .................................      500,000         499,334
Goldman Sachs
  2.42% 4/18/02 .................................    1,000,000         992,807
  2.50% 1/24/02 .................................    1,000,000         998,403
Westdeutsche Landesbank
  1.82% 6/10/02 .................................    2,000,000       1,983,822
                                                                    ----------
                                                                     5,968,373
                                                                    ----------
Financial Services-58.25%
Air Liquide US 2.05% 1/25/02 ....................    1,855,000       1,852,465
Amstel Funding 1.95% 2/13/02 ....................    2,000,000       1,995,342
Aquinas Funding 1.85% 3/12/02 ...................    2,000,000       1,992,806
Chubb Capital 1.85% 1/18/02 .....................    1,935,000       1,933,310
Dow Jones & Company 2.32% 3/11/02 ...............    2,000,000       1,991,107
Gramercy Capital 1.97% 1/11/02 ..................    1,500,000       1,499,179
ING America Insurance 1.87% 1/24/02 .............    2,000,000       1,997,610
Leland Stanford JR University
  2.01% 1/18/02 .................................    1,300,000       1,298,766
Private Export Fund 2.05% 4/4/02 ................    1,275,000       1,268,248
Sheffield Receivables 1.95% 1/8/02 ..............      937,000         936,645
Steamboat Funding 1.83% 1/10/02 .................    2,000,000       1,999,084
Stellar Funding 1.95% 1/8/02 ....................    1,300,000       1,299,507


                                                      Principal      Market
                                                       Amount        Value

DISCOUNT COMMERCIAL PAPER (Continued)
Financial Services (Continued)
Surrey Funding 1.80% 1/2/02 .....................   $1,000,000     $   999,950
Swiss Reinsurance Financial
  2.52% 3/8/02 ..................................    1,000,000         995,380
UBS Finance 1.80% 1/2/02 ........................    2,000,000       1,999,899
Verizon Global Funding 2.52% 6/26/02 ............    1,250,000       1,234,600
                                                                   -----------
                                                                    25,293,898
                                                                   -----------
Industrial-9.77%
Golden Peanut 2.52% 1/22/02 .....................    2,250,000       2,246,693
Merck & Company 2.25% 2/8/02 ....................    2,000,000       1,995,250
                                                                   -----------
                                                                     4,241,943
                                                                   -----------
Total Discount Commercial Paper
  (cost $35,504,214) ............................                   35,504,214
                                                                   -----------

DOMESTIC CERTIFICATES OF DEPOSIT-13.82%
American Express Centurion
  2.10% 2/4/02 ..................................    2,000,000       2,000,000
Harris Trust & Savings 2.56% 10/4/02 ............    1,000,000         999,924
Mercantile Safe Deposit & Trust
  2.05% 11/14/02 ................................    1,000,000       1,000,000
Wilmington Trust 3.55% 2/1/02 ...................    2,000,000       2,000,000
                                                                   -----------

Total Domestic Certificates of Deposit
  (cost $5,999,924) .............................                    5,999,924
                                                                   -----------

INTEREST BEARING COMMERCIAL PAPER-2.30%
Morgan Stanley Dean Witter
  1.62% 5/8/02 ..................................    1,000,000       1,000,000
                                                                   -----------
Total Interest Bearing Commercial
Paper (cost $1,000,000) .........................                    1,000,000
                                                                   -----------

YANKEE CERTIFICATES OF DEPOSIT-2.31%
Danske Bank 3.53% 5/20/02 .......................    1,000,000       1,000,994
                                                                   -----------
Total Yankee Certificates of Deposit
  (cost $1,000,994) .............................                    1,000,994
                                                                   -----------

                                                                  Cash Reserve-2

Cash Reserve Series
Statement of Net Assets (Continued)

                                                      Principal         Market
                                                       Amount           Value
REPURCHASE AGREEMENTS-0.00%
With BNP Paribas 1.65% 1/2/02
  (dated 12/31/01, collateralized by $88
  U.S. Treasury Bills due 2/21/02,
  market value $88 and $172
  U.S. Treasury Notes 5.50% due 1/31/03,
  market value $182 and $404
  U.S. Treasury Notes 10.75% due 8/15/05,
  market value $510) ............................         $762            $762
With J.P. Morgan Chase 1.60% 1/2/02
  (dated 12/31/01, collateralized by $487
  U.S. Treasury Notes 3.25% due 12/31/03,
  market value $489). ...........................          476             476




                                                      Principal         Market
                                                       Amount           Value
REPURCHASE AGREEMENTS (Continued)
With UBS Warburg 1.68% 1/2/02
  (dated 12/31/01, collateralized by $588
  U.S. Treasury Notes 6.50% due 2/28/02,
  market value $606 and $163
  U.S. Treasury Notes 6.25% due 7/31/02,
  market value $172) ............................         $762          $  762
                                                                        ------
Total Repurchase Agreements
  (cost $2,000) .................................                        2,000
                                                                        ------

TOTAL MARKET VALUE OF SECURITIES-100.19% (cost $43,507,132)* ..........................     43,507,132

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.19%) ...............................        (81,529)
                                                                                           -----------
NET ASSETS APPLICABLE TO 4,342,560 SHARES OUTSTANDING-100.00% .........................    $43,425,603
                                                                                           ===========
NET ASSET VALUE-CASH RESERVE SERIES STANDARD CLASS ($43,420,211 / 4,342,021 shares) ...         $10.00
                                                                                                ======
NET ASSET VALUE-CASH RESERVE SERIES SERVICE CLASS ($5,392 / 539 shares) ...............         $10.00
                                                                                                ======

--------
*Also the cost for federal income tax purposes.

                             See accompanying notes

                                                                  Cash Reserve-3

Delaware Group Premium Fund-
Cash Reserve Series
Statement of Operations
Year Ended December 31, 2001

INVESTMENT INCOME:
Interest ..................................................         $2,086,225
                                                                    ----------
EXPENSES:
Management fees ...........................................            213,937
Custodian fees ............................................             26,491
Accounting and administration expenses ....................             20,968
Professional fees .........................................              6,257
Dividend disbursing and transfer agent
   fees and expenses ......................................              4,801
Reports and statements to shareholders ....................              3,357
Registration fees .........................................              2,176
Trustees' fees ............................................              1,651
Taxes (other than taxes on income) ........................                 30
Distribution expense-Service Class ........................                  8
Other .....................................................              8,412
                                                                    ----------
                                                                       288,088
Less expenses paid indirectly .............................             (1,141)
                                                                    ----------
Total expenses ............................................            286,947
                                                                    ----------
NET INVESTMENT INCOME .....................................          1,799,278
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................................         $1,799,278
                                                                    ==========

                             See accompanying notes


Delaware Group Premium Fund-
Cash Reserve Series
Statements of Changes in Net Assets

                                                           Year Ended
                                                     12/31/01       12/31/00
                                                   -----------    ------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
Net investment income .........................   $  1,799,278    $  3,030,790
                                                  ------------    ------------
Net increase in net assets resulting
  from operations .............................      1,799,278       3,030,790
                                                  ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income:
  Standard Class ..............................     (1,799,083)     (3,030,589)
  Service Class ...............................           (195)           (201)
                                                  ------------    ------------
                                                    (1,799,278)     (3,030,790)
                                                  ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Standard Class ..............................    275,671,203     255,928,229
  Service Class ...............................              -           5,000
Net asset value of shares issued upon
  reinvestment of dividends and distributions:
  Standard Class ..............................      1,849,338       3,038,590
  Service Class ...............................            200             193
                                                  ------------    ------------
                                                   277,520,741     258,972,012
                                                  ------------    ------------
Cost of shares repurchased:
  Standard Class ..............................   (283,361,064)   (267,126,882)
  Service Class ...............................              -               -
                                                  ------------    ------------
                                                  (283,361,064)   (267,126,882)
                                                  ------------    ------------
Decrease in net assets derived from
  capital share transactions ..................     (5,840,323)     (8,154,870)
                                                  ------------    ------------
NET DECREASE IN NET ASSETS ....................     (5,840,323)     (8,154,870)

NET ASSETS:
Beginning of period ...........................     49,265,926      57,420,796
                                                  ------------    ------------
End of period .................................   $ 43,425,603    $ 49,265,926
                                                  ============    ============

                             See accompanying notes

                                                                  Cash Reserve-4

Delaware Group Premium Fund-Cash Reserve Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                         Cash Reserve Series Standard Class
                                                                                       Year Ended
                                                              12/31/01    12/31/00    12/31/99     12/31/98     12/3197
                                                              ---------------------------------------------------------
Net asset value, beginning of period ....................     $10.000     $10.000      $10.000     $10.000      $10.000

Income from investment operations:
Net investment income ...................................       0.383       0.585        0.471       0.497        0.497
                                                              -------     -------      -------     -------      -------
Total from investment operations ........................       0.383       0.585        0.471       0.497        0.497
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income ...................................      (0.383)     (0.585)      (0.471)     (0.497)      (0.497)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions .......................      (0.383)     (0.585)      (0.471)     (0.497)      (0.497)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period ..........................     $10.000     $10.000      $10.000     $10.000      $10.000
                                                              =======     =======      =======     =======      =======

Total return(1) .........................................       3.90%       6.01%        4.81%       5.08%        5.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .................     $43,421     $49,261      $57,421     $42,893      $30,711
Ratio of expenses to average net assets .................       0.60%       0.63%        0.56%       0.59%        0.64%
Ratio of net investment income to average net assets ....       3.78%       5.84%        4.72%       4.96%        4.98%

----------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes

                                                                  Cash Reserve-5

Cash Reserve Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                  Cash Reserve Series Service Class
                                                                       Year             5/1/00(1)
                                                                      Ended                to
                                                                     12/31/01           12/31/00
                                                                     ----------------------------
Net asset value, beginning of period ....................            $10.000            $10.000

Income from investment operations:
Net investment income ...................................              0.369              0.394
                                                                     -------            -------
Total from investment operations ........................              0.369              0.394
                                                                     -------            -------

Less dividends and distributions from:
Net investment income ...................................             (0.369)            (0.394)
                                                                     -------            -------
Total dividends and distributions .......................             (0.369)            (0.394)
                                                                     -------            -------

Net asset value, end of period ..........................            $10.000            $10.000
                                                                     =======            =======

Total return(2)..........................................              3.75%              4.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .................                 $5                 $5
Ratio of expenses to average net assets .................              0.75%              0.79%
Ratio of net investment income to average net assets ....              3.63%              5.90%

----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes

                                                                  Cash Reserve-6

Delaware Group Premium Fund-Cash Reserve Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Cash Reserve Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value at $10 per share.


1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income and common expenses are allocated to the classes of the Series on the basis of "settled shares" of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities.

The Series declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,141 for the year ended December 31, 2001. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.45% on the first $500 million of average daily net assets of the Series, 0.40% on the next $500 million, 0.35% on the next $1.5 billion, and 0.30% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2002. No reimbursement was due for the year ended December 31, 2001.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.


                                                                  Cash Reserve-7

Cash Reserve Series
Notes to Financial Statements (Continued)



2. Investment Management, Administration Agreements and Other Transactions with Affiliates (Continued)
Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                                Dividend disbursing          Other
              Investment        transfer agent fees,        expenses
              management             accounting             payable
            fee payable to       and other expenses         to DMC
                 DMC               payable to DSC        and affiliates
            --------------      --------------------     --------------
                $17,168                  $1,981               $6,363


Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Capital Shares
Transactions in capital shares were as follows:

                                                     Year          Year
                                                    Ended          Ended
                                                   12/31/01       12/31/00
                                                 -----------    -----------
Shares sold:
   Standard Class ..........................      27,567,120     25,592,823
   Service Class ...........................               -            500

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class ..........................         184,934        303,858
   Service Class ...........................              20             19
                                                 -----------    -----------
                                                  27,752,074     25,897,200
                                                 -----------    -----------
Shares repurchased:
   Standard Class ..........................     (28,336,106)   (26,712,688)
   Service Class ...........................               -              -
                                                 -----------    -----------
                                                 (28,336,106)   (26,712,688)
                                                 -----------    -----------
Net decrease ...............................        (584,032)      (815,488)
                                                 ===========    ===========
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                                     2001           2000
                                                     ----           ----
Ordinary income ............................      $1,799,278     $3,030,790


                                                                  Cash Reserve-8

Cash Reserve Series
Notes to Financial Statements (Continued)



5. Credit and Market Risk
An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Series.

6. Tax Information (Unaudited)
For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

                                       (A)
                                    Ordinary
                                     Income
                                  Distributions
                                   (Tax Basis)
                                  -------------
                                      100%
----------
(A) is based on a percentage of the Series' total distributions.

                                                                  Cash Reserve-9

Delaware Group Premium Fund-Cash Reserve Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Cash Reserve Series

We have audited the accompanying statement of net assets of Cash Reserve Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cash Reserve Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                      /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2002

                                                                 Cash Reserve-10

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
                                                                       United Asset
October 29, 1948                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
                              Officer and            2 Years -         at different times                          Convertible
January 8, 1940               Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------

Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
                                                                       (1989 - Present)
October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
                                                                                                                  President/
August 7, 1937                                                                                                    Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
                                                                       1995 - Present)                            Sovereign Bank
May 28, 1960
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
                                                                       (1990 - Present)
December 7, 1938                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.
(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                 Cash Reserve-11


Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
                                                                       (1994 - 1999)                              Director -
November 1, 1940                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
                                                                       Present) (Small                            Director - ACI
February 25, 1936                                                      Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
                                                                       (July 1995 -
July 31, 1948                                                          Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
                              Officer - Equity                         - Equity of
June 29, 1949                                                          Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Cash Reserve-12


Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
                              Income                                   Delaware
March 10, 1963                                                         Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
                              Administrative Officer                   at different times
September 30, 1957                                                     at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
                              and Secretary                            at different times
November 26, 1957                                                      at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
                                                                       at different times
August 18, 1962                                                        at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.

                                                                 Cash Reserve-13

FOR INCOME AND CAPITAL APPRECIATION

Convertible Securities Series

Portfolio Snapshot
   During 2001, the underlying equities in the convertible market performed quite poorly. However, the defensive nature of convertibles offset much of the underlying equity decline during the year. The positive interest rate environment helped convertible valuations in general and had a strong positive effect on the valuations of the many convertibles that were issued with short-term puts over the past couple of years.
   In 2001, we increased our attention to our traditional convertible risk control measures. These measures include an increased focus on the defensive characteristics of convertible securities and increasing diversification across market capitalization and sector categories. We adopted this focus early in the year and were able to outperform the marketplace as a result.
   For the year ended December 31, 2001, the Convertible Securities Series returned +5.62% (Standard Class shares with distributions reinvested), while the Merrill Lynch Convertible Securities Index dropped -3.95% for the same year.
   We own a diverse pool of securities but our typical holding has always been mid-sized growth companies. Our strategy is to focus first on equity selection, since movement in the underlying equity is what determines most of the variability in the price of a convertible security. We continue to search for companies that are undergoing significant positive fundamental change that we believe will result in increased earnings or cashflow, and a resulting increase in stock price. Positive change is typically found in companies that have new product cycles, have made a recent acquisition or undergone a restructuring, or whose industry is facing improved fundamentals.

Investment Outlook
   We have moderate expectations for the economy in 2002 and believe the second half of the year should be more rewarding than the first.
   We believe that convertibles are ideally suited for an uncertain environment that has moderately increasing equity prices. The convertible market had record growth in 2001 and is attracting many new issuers and investors. This should provide us with ample opportunity to invest in a balanced portfolio in 2002. We will continue to look for equities with improving outlooks, and hold securities that, in our view, have a positive risk-reward profile.

                      Performance of a $10,000 Investment
           May 1, 1997 (Series' inception) through December 31, 2001

               Convertible Securities Series         Merrill Lynch Convertible
                  (Standard Class Shares)                Securities Index
               -----------------------------         -------------------------
May '97                 $10,040                            $10,000
Dec.'97                 $11,670                            $11,487
Dec.'98                 $11,533                            $12,855
Dec.'99                 $12,338                            $17,482
Dec.'00                 $12,803                            $16,165
Dec.'01                 $13,522                            $15,526

                                    Convertible Securities Series
                                    Average Annual Total Returns
                                  --------------------------------
                                  Standard Class     Service Class
                                     Shares*            Shares**
Lifetime                              +6.67%             +2.99%
One Year                              +5.62%             +5.49%

                    For the periods ended December 31, 2001

 * Commenced operations on May 1, 1997.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Convertible Securities Series Standard Class shares for the period from the Series' inception on May 1, 1997 through December 31, 2001. All distributions were reinvested. The chart also shows a $10,000 investment in the Merrill Lynch Convertible Securities Index at that month's end, May 31, 1997. After May 31, 1997, returns plotted on the chart were as of the last day of each month shown. The Merrill Lynch Convertible Securities Index tracks the performance of all U.S. convertible securities. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the Convertible Securities Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                        Convertible Securities-1

Delaware Group Premium Fund-Convertible Securities Series
Statement of Net Assets
December 31, 2001

                                                           Number of   Market
                                                             Shares     Value
  COMMON STOCK-14.78%
  Consumer Products-2.37%
  Kimberly-Clark ....................................         3,800  $  227,240
                                                                     ----------
                                                                        227,240
                                                                     ----------
  Energy-2.44%
  Exxon Mobil .......................................         5,944     233,599
                                                                     ----------
                                                                        233,599
                                                                     ----------
  Insurance-2.41%
  Allstate ..........................................         6,831     230,205
                                                                     ----------
                                                                        230,205
                                                                     ----------
  Leisure, Lodging & Entertainment-2.06%
  Starwood Hotels & Resorts Worldwide ...............         6,600     197,010
                                                                     ----------
                                                                        197,010
                                                                     ----------
  Real Estate-5.50%
  Camden Property Trust .............................         6,200     227,540
  Capital Automotive ................................        15,000     298,350
                                                                     ----------
                                                                        525,890
                                                                     ----------
  Total Common Stock
    (cost $1,195,881) ...............................                 1,413,944
                                                                     ----------
                                                          Principal
                                                            Amount
  CONVERTIBLE BONDS- 39.54%
  Automobiles & Automotive Parts-4.66%
  Magna International 4.875% 2/15/05 ................      $ 50,000      51,625
  Magna International 144A
    4.875% 2/15/05 ..................................       125,000     129,062
  Tower Automotive 5.00% 8/1/04 .....................       210,000     176,924
  Tower Automotive 144A 5.00% 8/1/04 ................       105,000      88,463
                                                                     ----------
                                                                        446,074
                                                                     ----------
  Banking, Finance & Insurance-2.89%
  Verizon Global Funding 5.75% 4/1/03 ...............       271,000     276,253
                                                                     ----------
                                                                        276,253
                                                                     ----------
  Cable, Media & Publishing-4.65%
  Clear Channel Communications
    1.50% 12/1/02 ...................................       300,000     294,750
**Jacor Communications 4.62% 2/9/18 .................       300,000     149,625
                                                                     ----------
                                                                        444,375
                                                                     ----------

                                                           Number of   Market
                                                             Shares     Value
  CONVERTIBLE BONDS (Continued)
  Computers & Technology-11.31%
  Amazon.com 144A 4.75% 2/1/09 ......................      $155,000  $   77,694
  Mercury Interactive 144A
   4.75% 7/1/07 .....................................       175,000     143,500
  NDC Health 5.00% 11/1/03 ..........................       200,000     216,500
  Network Associates
   4.167% 2/13/18 ...................................       220,000     100,375
 **144A 4.627% 2/13/18 ..............................       300,000     136,875
  Rational Software 144A 5.00% 2/1/07 ...............       175,000     159,469
  Siebel Systems 5.50% 9/15/06 ......................       175,000     247,624
                                                                     ----------
                                                                      1,082,037
                                                                     ----------
  Electronics & Electrical Equipment-2.35%
  Agilent Technology 144A
   3.00% 12/1/21 ....................................       200,000     224,250
                                                                     ----------
                                                                        224,250
                                                                     ----------
  Energy-2.28%
  Devon Energy 4.95% 8/15/08 ........................       215,000     217,688
                                                                     ----------
                                                                        217,688
                                                                     ----------
  Food, Beverage & Tobacco-1.66%
**Whole Foods Market 144A
   4.958% 3/2/18 ....................................       300,000     158,625
                                                                     ----------
                                                                        158,625
                                                                     ----------
  Industrial Machinery-3.59%
  Thermo Fibertek 4.50% 7/15/04 .....................       140,000     133,000
  MascoTech 4.50% 12/15/03 ..........................       250,000     210,000
                                                                     ----------
                                                                        343,000
                                                                     ----------
  Leisure, Lodging & Entertainment-2.56%
  Hilton Hotels 5.00% 5/15/06 .......................       275,000     244,750
                                                                     ----------
                                                                        244,750
                                                                     ----------
  Telecommunications-3.59%
  Level 3 Communications
   6.00% 9/15/09 ....................................       120,000      34,050
  Nortel Networks 144A 4.25% 9/1/08 .................       318,000     309,653
                                                                     ----------
                                                                        343,703
                                                                     ----------
  Total Convertible Bonds
   (cost $3,880,633) ................................                 3,780,755
                                                                     ----------

                                                        Convertible Securities-2

Convertible Securities Series
Statement of Net Assets (Continued)

                                                           Principal   Market
                                                             Amount     Value
CONVERTIBLE PREFERRED STOCK-43.61%
Aerospace & Defense-2.85%
Northrop Grumman 7.25% ..............................         2,450  $  272,930
                                                                     ----------
                                                                        272,930
                                                                     ----------
Banking, Finance & Insurance-12.97%
ACE 8.25% ...........................................         3,200     261,440
Equity Securities Trust 6.50% .......................         8,000     355,999
National Australia Bank Units 7.875% ................         9,100     273,000
Sovereign Capital Trust II 7.50% ....................         5,000     350,000
                                                                     ----------
                                                                      1,240,439
                                                                     ----------
Buildings & Materials-3.41%
Georgia-Pacific PEPS 7.50% ..........................        10,500     326,445
                                                                     ----------
                                                                        326,445
                                                                     ----------
Cable, Media & Publishing-3.35%
Cox Communications PRIDES 7.00% .....................         5,800     319,986
                                                                     ----------
                                                                        319,986
                                                                     ----------
Computers & Technology-3.10%
Trust IV Maxtor DECS 7.00% ..........................        47,000     296,100
                                                                     ----------
                                                                        296,100
                                                                     ----------

                                                           Number of   Market
                                                             Shares     Value
Paper & Forest Products-2.49%
International Paper Capital 5.25% ...................         5,100   $ 237,788
                                                                     ----------
                                                                        237,788
                                                                     ----------
Real Estate-8.69%
General Growth Properties 7.25% .....................         7,400     195,360
Kimco Realty 7.50% ..................................        11,000     342,925
Reckson Associates Realty 7.625% ....................        12,300     292,617
                                                                     ----------
                                                                        830,902
                                                                     ----------
Transportation-4.04%
Union Pacific Capital Trust
TIDES 144A 6.25% ....................................         3,000     143,250
Union Pacific Capital Trust
TIDES 6.25% .........................................         5,100     243,525
                                                                     ----------
                                                                        386,775
                                                                     ----------
Utilities-2.71%
TXU PRIDES 8.75% ....................................         5,000     258,700
                                                                     ----------
                                                                        258,700
                                                                     ----------
Total Convertible Preferred Stock
  (cost $4,105,345) .................................                 4,170,065
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES-97.93% (cost $9,181,859) ....................................      9,364,764

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-2.07% ........................................        197,754
                                                                                                   ----------

NET ASSETS APPLICABLE TO 835,452 SHARES OUTSTANDING-100.00% ..................................     $9,562,518
                                                                                                   ==========

NET ASSET VALUE-CONVERTIBLE SECURITIES SERIES STANDARD CLASS ($9,557,268 / 834,993 shares) ...         $11.45
                                                                                                       ======

NET ASSET VALUE-CONVERTIBLE SECURITIES SERIES SERVICE CLASS ($5,250 / 458.7 shares) ..........         $11.45
                                                                                                       ======

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2001:
Shares of beneficial interest (unlimited authorization-no par) ...............................     $9,208,655
Undistributed net investment income ..........................................................        475,772
Accumulated net realized loss on investments .................................................       (304,814)
Net unrealized appreciation of investments ...................................................        182,905
                                                                                                   ----------
Total net assets .............................................................................     $9,562,518
                                                                                                   ==========

----------
**Zero Coupon Bond. The interest rate shown is the yield at time of purchase.

  Summary of Abbreviations:
  DECS - Dividend Enhanced Convertible Stock
  PEPS - Partial Equity Linked Securities
  PRIDES - Preferred Redeemable Increased Dividend Equity Securities TIDES - Term Income Deferred Equity Securities

                             See accompanying notes

                                                        Convertible Securities-3

Delaware Group Premium Fund-
Convertible Securities Series
Statement of Operations
Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends .....................................................       $381,684
Interest ......................................................        189,797
                                                                      --------
                                                                       571,481
                                                                      --------
EXPENSES:
Management fees ...............................................         73,461
Accounting and administration expenses ........................          4,282
Reports and statements to shareholders ........................          1,692
Custodian fees ................................................          1,402
Professional fees .............................................          1,280
Dividend disbursing and transfer agent
   fees and expenses ..........................................            987
Trustees' fees ................................................            630
Registration fees .............................................            150
Taxes (other than taxes on income) ............................            132
Distribution expense - Service Class ..........................              7
Other .........................................................            677
                                                                      --------
                                                                        84,700
Less expenses absorbed or waived ..............................         (1,034)
Less expenses paid indirectly .................................           (556)
                                                                      --------
Total expenses ................................................         83,110
                                                                      --------

NET INVESTMENT INCOME .........................................        488,371
                                                                      --------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized loss on investments ..............................       (123,492)
Net change in unrealized appreciation /
   depreciation of investments ................................        130,748
                                                                      --------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS .............................................          7,256
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ............................................       $495,627
                                                                      ========

                             See accompanying notes

Delaware Group Premium Fund-
Convertible Securities Series
Statements of Changes in Net Assets

                                                           Year Ended
                                                   12/31/01          12/31/00
                                                 -----------       -----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .........................  $   488,371       $   491,229
Net realized gain (loss) on investments .......     (123,492)          232,685
Net change in unrealized appreciation /
   depreciation of investments ................      130,748          (371,174)
                                                 -----------       -----------
Net increase in net assets resulting
   from operations ............................      495,627           352,740
                                                 -----------       -----------
DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class .............................     (501,867)         (395,428)
   Service Class ..............................         (248)                -
                                                 -----------       -----------
                                                    (502,115)         (395,428)
                                                 -----------       -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class .............................      809,413         2,226,778
   Service Class ..............................            -             5,000
Net asset value of shares issued upon
   reinvestment of dividends and distributions:
   Standard Class .............................      501,867           395,428
   Service Class ..............................          248                 -
                                                 -----------       -----------
                                                   1,311,528         2,627,206
                                                 -----------       -----------
Cost of shares repurchased:
   Standard Class .............................   (1,993,920)       (1,969,637)
   Service Class ..............................            -                 -
                                                 -----------       -----------
                                                  (1,993,920)       (1,969,637)
                                                 -----------       -----------
Increase (decrease) in net assets derived
   from capital share transactions ............     (682,392)          657,569
                                                 -----------       -----------
NET INCREASE (DECREASE)
   IN NET ASSETS ..............................     (688,880)          614,881

NET ASSETS:
Beginning of period ...........................   10,251,398         9,636,517
                                                 -----------       -----------
End of period .................................  $ 9,562,518       $10,251,398
                                                 ===========       ===========

                             See accompanying notes


                                                        Convertible Securities-4

Delaware Group Premium Fund-Convertible Securities Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                          Convertible Securities Series Standard Class
                                                                                                                      5/1/97(2)
                                                                                       Year Ended                        to
                                                                  12/31/01(1)  12/31/00     12/31/99     12/31/98     12/31/97
                                                                  ------------------------------------------------------------
Net asset value, beginning of period ..........................     $11.470     $11.490      $11.160     $11.660      $10.000

Income (loss) from investment operations:
Net investment income(3) ......................................       0.551       0.566        0.493       0.386        0.318
Net realized and unrealized gain (loss) on investments ........       0.011      (0.121)       0.247      (0.511)       1.342
                                                                    -------     -------      -------     -------      -------
Total from investment operations ..............................       0.562       0.445        0.740      (0.125)       1.660
                                                                    -------     -------      -------     -------      -------
Less dividends and distributions from:
Net investment income .........................................      (0.582)     (0.465)      (0.410)     (0.305)           -
Net realized gain on investments ..............................           -           -            -      (0.070)           -
                                                                    -------     -------      -------     -------      -------
Total dividends and distributions .............................      (0.582)     (0.465)      (0.410)     (0.375)           -
                                                                    -------     -------      -------     -------      -------
Net asset value, end of period ................................     $11.450     $11.470      $11.490     $11.160      $11.660
                                                                    =======     =======      =======     =======      =======

Total return(4) ...............................................       5.62%       3.77%        6.97%      (1.17%)      16.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .......................      $9,557     $10,246       $9,637      $8,133       $3,921
Ratio of expenses to average net assets .......................       0.85%       0.83%        0.83%       0.82%        0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ....................       0.86%       0.83%        0.83%       0.82%        2.30%
Ratio of net investment income to average net assets ..........       4.99%       4.83%        4.64%       4.78%        5.68%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly ...       4.98%       4.83%        4.64%       4.78%        4.18%
Portfolio turnover ............................................         42%         26%          35%         77%         209%

----------
(1) As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium or discount on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of $0.012, a decrease in net realized and unrealized gain (loss) per share of $0.012 and an increase in the ratio of net investment income to average net assets from 4.88% to 4.99%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001 and 2000.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes


                                                        Convertible Securities-5

Convertible Securities Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                           Convertible Securities Series Service Class
                                                                                     Year           5/1/00(2)
                                                                                     Ended             to
                                                                                  12/31/01(1)       12/31/00
                                                                                  ---------------------------
Net asset value, beginning of period ..........................................    $11.470           $11.520

Income (loss) from investment operations:
Net investment income(3).......................................................      0.535             0.373
Net realized and unrealized gain (loss) on investments ........................      0.015            (0.423)
                                                                                   -------           -------
Total from investment operations ..............................................      0.550            (0.050)
                                                                                   -------           -------
Less dividends and distributions from:
Net investment income .........................................................     (0.570)                -
                                                                                   -------           -------
Total dividends and distributions .............................................     (0.570)                -
                                                                                   -------           -------
Net asset value, end of period ................................................    $11.450           $11.470

Total return(4)................................................................      5.49%            (0.43%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .......................................         $5                $5
Ratio of expenses to average net assets .......................................      1.00%             0.98%
Ratio of expenses to average net assets prior to expense
   limitation  and expenses paid indirectly ...................................      1.01%             0.98%
Ratio of net investment income to average net assets ..........................      4.84%             4.74%
Ratio of net investment income to average net assets prior to expense
   limitation and expenses paid indirectly ....................................      4.83%             4.74%
Portfolio turnover ............................................................        42%               26%

------------
(1) As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium or discount on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of $0.012, a decrease in net realized and unrealized gain (loss) per share of $0.012 and an increase in the ratio of net investment income to average net assets from 4.73% to 4.84%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                        Convertible Securities-6

Delaware Group Premium Fund-Convertible Securities Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Convertible Securities Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek a high level of total return on its assets through a combination of capital appreciation and current income.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle--As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all discount or premium on debt securities. Prior to January 1, 2001, the Series did not amortize premium or market discount, which conformed to the Series' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Series, but resulted in a $15,210 increase in cost of securities and a corresponding $15,210 decrease in net unrealized appreciation (depreciation), based on securities held by the Series on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was an increase in net investment income of $10,791 and a decrease in net unrealized appreciation (depreciation) of $10,791. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income over the lives of the respective securities.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $235 for the year ended December 31, 2001. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2001 were approximately $321. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

                                                        Convertible Securities-7

Convertible Securities Series
Notes to Financial Statements (Continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2002.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

At December 31, 2001, the Series had liabilities payable to affiliates as follows:



                            Dividend disbursing        Other
            Investment      transfer agent fees,     expenses
            management          accounting            payable
          fee payable to     and other expenses       to DMC
               DMC             payable to DSC     and affiliates
          --------------    --------------------  --------------
            $6,096                 $490               $1,379


Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases ...................................      $3,881,194
Sales........................................      $4,156,935

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                             Aggregate      Aggregate
             Cost of        unrealized      unrealized      Net unrealized
           investments     appreciation    depreciation       appreciation
           -----------     ------------    ------------       ------------
           $9,155,857        $766,279       $(557,372)         $208,907

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                                        2001        2000
                                                        ----        ----
Ordinary income ...................................   $502,115    $395,428

As of December 31, 2001, the components of net assets on a tax basis were as follows:

   Paid in capital .................................   $9,208,655
   Undistributed ordinary income ...................      475,772
   Capital loss carryforwards ......................     (257,949)
   Post-October losses .............................      (72,867)
   Unrealized appreciation .........................      208,907
                                                       ----------
   Net asets .......................................   $9,562,518
                                                       ==========

                                                        Convertible Securities-8

Convertible Securities Series
Notes to Financial Statements (Continued)

4. Dividend and Distribution Information (Continued)
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $207,098 expires in 2006 and $50,851 expires in 2009.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                            Year         Year
                                                            Ended       Ended
                                                           12/31/01    12/31/00
                                                           --------    --------
Shares sold:
   Standard Class ...................................       73,673      189,131
   Service Class ....................................            -          434

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class ...................................       50,037       33,596
   Service Class ....................................           25            -
                                                          --------     --------
                                                           123,735      223,161
                                                          --------     --------
Shares repurchased:
   Standard Class ...................................     (181,778)    (168,442)
   Service Class ....................................            -            -
                                                          --------     --------
                                                          (181,778)    (168,442)
                                                          --------     --------
Net increase (decrease) .............................      (58,043)      54,719
                                                          ========     ========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

7. Credit and Market Risk
The Series may invest in high-yield fixed income fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

8. Tax Information (Unaudited)
For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

              (A)              (B)
           Long-Term        Ordinary          (C)
         Capital Gains       Income          Total           (D)
         Distributions    Distributions   Distributions   Qualifying
          (Tax Basis)      (Tax Basis)     (Tax Basis)    Dividends(1)
         --------------   --------------  -------------   ------------
              --               100%           100%             19%

--------------
(A) and (B) are based on a percentage of the Series' total distributions.
(D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                        Convertible Securities-9

Delaware Group Premium Fund-Convertible Securities Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Convertible Securities Series

We have audited the accompanying statement of net assets of Convertible Securities Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Convertible Securities Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                             /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
February 4, 2002





                                                       Convertible Securities-10

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
                                                                       United Asset
October 29, 1948                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
                              Officer and            2 Years -         at different times                          Convertible
January 8, 1940               Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------

Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
                                                                       (1989 - Present)
October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
                                                                                                                  President/
August 7, 1937                                                                                                    Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
                                                                       1995 - Present)                            Sovereign Bank
May 28, 1960
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
                                                                       (1990 - Present)
December 7, 1938                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

--------------
(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.
(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                       Convertible Securities-11


Trustees
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
                                                                       (1994 - 1999)                              Director -
November 1, 1940                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
                                                                       Present) (Small                            Director - ACI
February 25, 1936                                                      Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
                                                                       (July 1995 -
July 31, 1948                                                          Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
                              Officer - Equity                         - Equity of
June 29, 1949                                                          Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------

                                                       Convertible Securities-12


Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
                              Income                                   Delaware
March 10, 1963                                                         Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
                              Administrative Officer                   at different times
September 30, 1957                                                     at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
                              and Secretary                            at different times
November 26, 1957                                                      at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
                                                                       at different times
August 18, 1962                                                        at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.

                                                       Convertible Securities-13

FOR CAPITAL APPRECIATION

Devon Series

Portfolio Snapshot
   The Devon Series posted a -9.19% total return (Standard Class shares with distributions reinvested) for the year ended December 31, 2001. On a relative basis, the Series outperformed the S&P 500 Index, which generated a return of -11.88% for the same year.
   Just prior to September 11, we became more upbeat about economic prospects. Positive leading economic indicators, a declining dollar (which helps exporters), lower energy prices, and declining inventory levels all pointed to an economic pickup and improved corporate earnings in our opinion. Consequently, we began to position the Series towards cyclical stocks, which stand to benefit the most during the early stages of an economic upturn.
   The terrorist attacks pushed that scenario back several months. However, now that some time has passed since the initial shock of those events, we believe there are a number of reasons to be optimistic about the stock market and the economy. The combination of the Federal Reserve's sharp monetary stimulus and an eagerly anticipated federal fiscal stimulus package leads us to expect a recovery in profits by mid-2002. The Devon Series continues to focus on well-managed, large-capitalization stocks with sustainable growth rates, priced at attractive valuation levels.

Investment Outlook
   Very low inflation, low energy prices, and what we perceive as strong potential for productivity gains lead us to be optimistic about the long term. Consequently, we have positioned the Series more aggressively, with an emphasis on cyclical sectors and stocks. We are currently emphasizing financials, and generally expect capital goods sectors and technology stocks to perform well in the coming months, too--particularly semiconductor and semiconductor equipment companies. Meanwhile, we are underweight versus our benchmark in the retail and healthcare areas.

                      Performance of a $10,000 Investment
           May 1, 1997 (Series' inception) through December 31, 2001)

                                Devon Series
                          (Standard Class Shares)         S&P 500 Index
                          -----------------------         -------------
        May  '97                 $10,440                    $10,000
        Dec. '97                  12,729                     11,553
        Dec. '98                  15,790                     14,854
        Dec. '99                  14,190                     17,982
        Dec. '00                  12,552                     16,344
        Dec. '01                  11,371                     14,402


                                    Devon Series
                            Average Annual Total Returns
                         ----------------------------------
                         Standard Class       Service Class
                            Shares*              Shares**
        Lifetime            +2.79%               -11.42%
        One Year            -9.19%                -9.31%

                    For the periods ended December 31, 2001

 * Commenced operations on May 1, 1997.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Devon Series Standard Class shares for the period from the Series' inception on May 1, 1997 through December 31, 2001. All distributions were reinvested. The chart also shows a $10,000 investment in the S&P 500 Index at that month's end, May 31, 1997. After May 31, 1997, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the Devon Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                         Devon-1

Delaware Group Premium Fund-Devon Series
Statement of Net Assets
December 31, 2001

                                                         Number of    Market
                                                           Shares     Value
 COMMON STOCK-99.10%
 Automobiles & Automotive Parts-0.78%
 General Motors ......................................    5,300   $ 257,580
                                                                  ---------
                                                                    257,580
                                                                  ---------
 Banking, Finance & Insurance-19.81%
 American International Group ........................    6,000     476,400
 Bank of America .....................................    7,500     472,125
 Bank of New York ....................................   11,500     469,200
 Chubb ...............................................    4,500     310,500
 Citigroup ...........................................   15,300     772,344
 Fleet Boston Financial ..............................   13,300     485,450
 Freddie Mac .........................................    8,200     536,280
 Goldman Sachs Group .................................    3,700     343,175
 J.P. Morgan Chase ...................................   19,020     691,377
 Mellon Financial ....................................   11,200     421,344
 Merrill Lynch .......................................    9,500     495,140
 U.S. Bancorp ........................................   24,200     506,506
 Wells Fargo .........................................    7,900     343,255
 XL Capital Class A ..................................    2,500     228,400
                                                                  ---------
                                                                  6,551,496
                                                                  ---------
 Cable, Media & Publishing-2.34%
+Comcast-Special Class A .............................   14,500     522,000
+Viacom Class B ......................................    5,700     251,655
                                                                  ---------
                                                                    773,655
                                                                  ---------
 Chemicals-2.33%
 Dow Chemical ........................................   13,900     469,542
 duPont (E.I.) de Nemours ............................    7,100     301,821
                                                                  ---------
                                                                    771,363
                                                                  ---------
 Computers & Technology-15.51%
+AOL Time Warner .....................................   18,800     603,480
+Cisco Systems .......................................   21,100     382,121
 Compaq Computer .....................................   23,000     224,480
+Dell Computer .......................................   12,000     326,160
+EMC .................................................    9,900     133,056
 First Data ..........................................    3,200     251,040
 International Business Machines .....................    5,500     665,280
+Lexmark International Group A .......................    7,500     442,500
+Micron Technology ...................................   13,700     424,700
+Microsoft ...........................................   11,200     742,224
 Minnesota Mining & Manufacturing ....................    2,200     260,062
+Oracle ..............................................   30,700     423,967
+Teradyne ............................................    8,300     250,162
                                                                  ---------
                                                                  5,129,232
                                                                  ---------
 Consumer Products-2.48%
 Kimberly-Clark ......................................    6,600     394,680
 Procter & Gamble ....................................    5,400     427,302
                                                                  ---------
                                                                    821,982
                                                                  ---------
 Electronics & Electrical Equipment-9.12%
 General Electric ....................................   32,100   1,286,568
 Intel ...............................................   25,400     798,830
+KLA Tencor ..........................................    5,300     262,668
+National Semiconductor ..............................    8,300     255,557
 Texas Instruments ...................................   14,700     411,600
                                                                  ---------
                                                                  3,015,223
                                                                  ---------

                                                         Number of   Market
                                                          Shares     Value
 COMMON STOCK (Continued)
 Energy-8.68%
 ChevronTexaco                                            3,000   $ 268,830
 Conoco                                                   8,000     226,400
+Cooper Cameron                                           5,800     234,088
 EOG Resources                                            7,900     308,969
 Exxon Mobil                                             20,400     801,720
+Noble Drilling                                           5,600     190,624
 Ocean Energy                                            16,000     307,200
 Schlumberger                                             9,700     533,015
                                                                  ---------
                                                                  2,870,846
                                                                  ---------
 Food, Beverage & Tobacco-3.87%
 Anheuser-Busch                                           9,200     415,932
 Coca-Cola                                                6,000     282,900
 Kraft Foods-Class A                                      4,700     159,941
 Philip Morris                                            9,200     421,820
                                                                  ---------
                                                                  1,280,593
                                                                  ---------
 Healthcare & Pharmaceuticals-13.86%
 American Home Products                                  11,300     693,368
+Amgen                                                    2,900     163,676
 Biomet                                                  12,000     370,800
 Bristol-Myers Squibb                                     6,800     346,800
 HCA                                                      7,400     285,196
+HealthSouth                                             17,700     262,314
 Medtronic                                                7,600     389,196
 Merck                                                   10,600     623,280
 Pfizer                                                  21,900     872,715
 Pharmacia                                                8,300     353,995
+Tenet Healthcare                                         3,800     223,136
                                                                  ---------
                                                                  4,584,476
                                                                  ---------
 Leisure, Lodging & Entertainment-1.03%
 Walt Disney                                             16,500     341,880
                                                                  ---------
                                                                    341,880
                                                                  ---------
 Metals & Mining-1.07%
 Alcoa                                                   10,000     355,500
                                                                  ---------
                                                                    355,500
                                                                  ---------
 Miscellaneous-2.44%
 Tyco International                                      13,700     806,930
                                                                  ---------
                                                                    806,930
                                                                  ---------
 Retail-6.18%
+Federated Department Stores                             11,200     458,080
 Home Depot                                              16,600     846,766
 Target                                                   7,100     291,455
 Wal-Mart Stores                                          7,800     448,890
                                                                  ---------
                                                                  2,045,191
                                                                  ---------

                                                                         Devon-2

Devon Series
Statement of Net Assets (Continued)

                                                        Number of     Market
                                                          Shares      Value
 COMMON STOCK (Continued)
 Telecommunications-4.99%
 AT & T ..............................................   20,300   $ 368,242
 BellSouth ...........................................    9,200     350,980
+Nextel Communications ...............................   19,900     218,104
 SBC Communications ..................................    9,900     387,783
+Worldcom ............................................   23,100     325,248
                                                                 ----------
                                                                  1,650,357
                                                                 ----------
 Transportation & Shipping-2.31%
 CSX .................................................    6,400     224,320
 Southwest Airlines ..................................   15,600     288,288
 Union Pacific .......................................    4,400     250,800
                                                                 ----------
                                                                    763,408
                                                                 ----------
 Utilities-2.30%
 Dominion Resources ..................................    7,500     450,750
 Duke Energy .........................................    7,900     310,154
                                                                 ----------
                                                                    760,904
                                                                 ----------
 Total Common Stock
  (cost $33,021,825) .................................           32,780,616
                                                                 ----------

                                                        Principal    Market
                                                          Amount      Value
REPURCHASE AGREEMENTS - 0.87%
With BNP Paribas 1.65% 1/2/02 (dated
 12/31/01, collateralized by $13,000
 U.S. Treasury Bills due 2/21/02,
 market value $12,712 and $25,000
 U.S. Treasury Notes 5.50% due 1/31/03,
 market value $26,364 and $58,000
 U.S. Treasury Notes 10.75% due 8/15/05,
 market value $73,739) ................................  $110,000    $110,000
With J.P. Morgan Chase 1.60% 1/2/02
 (dated 12/31/01, collateralized by
 $70,000 U.S. Treasury Notes 3.25%
 due 12/31/03, market value $70,598) ..................    69,000      69,000
With UBS Warburg 1.68% 1/2/02 (dated
 12/31/01, collateralized by $85,000
 U.S. Treasury Notes 6.50% due 2/28/02,
 market value $87,557 and $24,000
 U.S. Treasury Notes 6.25% due 7/31/02,
 market value $24,786) ................................   110,000     110,000
                                                                     --------
Total Repurchase Agreements
 (cost $289,000) ......................................               289,000
                                                                     --------

TOTAL MARKET VALUE OF SECURITIES-99.97% (cost $33,310,825) ..................................     33,069,616

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.03% .......................................         10,214
                                                                                                 -----------

NET ASSETS APPLICABLE TO 3,088,630 SHARES OUTSTANDING-100.00% ...............................    $33,079,830
                                                                                                 ===========

NET ASSET VALUE-DEVON SERIES STANDARD CLASS ($33,075,745 / 3,088,248 shares) ................         $10.71
                                                                                                      ======

NET ASSET VALUE-DEVON SERIES SERVICE CLASS ($4,085 / 381.7 shares) ..........................         $10.70
                                                                                                      ======

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2001:
Shares of beneficial interest (unlimited authorization-no par) ..............................    $45,430,493
Undistributed net investment income .........................................................        247,954
Accumulated net realized loss on investments ................................................    (12,357,408)
Net unrealized depreciation of investments ..................................................       (241,209)
                                                                                                 -----------
Total net assets ............................................................................    $33,079,830
                                                                                                 ===========

--------------
+Non-income producing security for the year ended December 31, 2001.

                             See accompanying notes

                                                                         Devon-3

Delaware Group Premium Fund-
Devon Series
Statement of Operations
Year Ended December 31, 2001


INVESTMENT INCOME:
Dividends ....................................................    $   487,740
Interest .....................................................         27,427
                                                                  -----------
                                                                      515,167
                                                                  -----------
EXPENSES:
Management fees ..............................................        242,140
Accounting and administration expenses .......................         15,336
Dividend disbursing and transfer agent
   fees and expenses .........................................          3,631
Custodian fees ...............................................          3,455
Registration fees ............................................            900
Professional fees ............................................            550
Trustees' fees ...............................................            460
Taxes (other than taxes on income) ...........................             40
Distribution expense - Service Class .........................              7
Other ........................................................          3,102
                                                                  -----------
                                                                      269,621
Less expenses absorbed or waived .............................         (1,161)
Less expenses paid indirectly ................................         (2,372)
                                                                  -----------
Total expenses ...............................................        266,088
                                                                  -----------

NET INVESTMENT INCOME ........................................        249,079
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized loss on investments .............................     (4,268,841)
Net change in unrealized appreciation/
   depreciation of investments ...............................        230,224
                                                                  -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ............................................     (4,038,617)
                                                                  -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...........................................    $(3,789,538)
                                                                  ===========

                             See accompanying notes

Delaware Group Premium Fund-
Devon Series
Statements of Changes in Net Assets

                                                              Year Ended
                                                        12/31/01    12/31/00
                                                       ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ..............................  $   249,079   $   270,304
Net realized loss on investments ...................   (4,268,841)   (5,533,807)
Net change in unrealized appreciation/
   depreciation of investments .....................      230,224    (1,965,812)
                                                      -----------   -----------
Net decrease in net assets resulting
   from operations .................................   (3,789,538)   (7,229,315)
                                                      -----------   -----------
DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class ..................................     (270,234)     (735,763)
   Service Class ...................................          (24)            -
                                                      -----------   -----------
                                                         (270,258)     (735,763)
                                                      -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ..................................    1,776,253     3,537,604
   Service Class ...................................            -         5,000
Net asset value of shares issued upon
   reinvestment of dividends and distributions:
   Standard Class ..................................      270,234       735,763
   Service Class ...................................           24             -
                                                      -----------   -----------
                                                        2,046,511     4,278,367
                                                      -----------   -----------
Cost of shares repurchased:
   Standard Class ..................................   (8,678,827)  (30,470,664)
   Service Class ...................................            -             -
                                                      -----------   -----------
                                                       (8,678,827)  (30,470,664)
                                                      -----------   -----------
Decrease in net assets derived from capital
   share transactions ..............................   (6,632,316)  (26,192,297)
                                                      -----------   -----------

NET DECREASE IN NET ASSETS .........................  (10,692,112)  (34,157,375)

NET ASSETS:
Beginning of period ................................   43,771,942    77,929,317
                                                      -----------   -----------
End of period ......................................  $33,079,830   $43,771,942
                                                      ===========   ===========


                             See accompanying notes

                                                                         Devon-4

Delaware Group Premium Fund-Devon Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                              Devon Series Standard Class
                                                                                                               5/1/97(1)
                                                                               Year Ended                         to
                                                              12/31/01    12/31/00     12/31/99    12/31/98    12/31/97
                                                              ----------------------------------------------------------
Net asset value, beginning of period .......................  $11.880     $13.620      $15.440     $12.730      $10.000

Income (loss) from investment operations:
Net investment income(2) ...................................    0.074       0.061        0.113       0.106        0.080
Net realized and unrealized gain (loss) on investments .....   (1.167)     (1.650)      (1.669)      2.889        2.650
                                                              -------     -------      -------     -------      -------
Total from investment operations ...........................   (1.093)     (1.589)      (1.556)      2.995        2.730
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income ......................................   (0.077)     (0.151)      (0.090)     (0.080)           -
Net realized gain on investments ...........................        -           -       (0.174)     (0.205)           -
                                                              -------     -------      -------     -------      -------
Total dividends and distributions ..........................   (0.077)     (0.151)      (0.264)     (0.285)           -
                                                              -------     -------      -------     -------      -------

Net asset value, end of period .............................  $10.710     $11.880      $13.620     $15.440      $12.730
                                                              =======     =======      =======     =======      =======

Total return(3) ............................................   (9.19%)    (11.76%)     (10.13%)     24.05%       27.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ....................  $33,076     $43,767      $77,929     $68,714      $16,653
Ratio of expenses to average net assets ....................    0.72%       0.80%        0.75%       0.66%        0.80%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly ..................    0.72%       0.84%        0.75%       0.66%        0.91%
Ratio of net investment income to average net assets .......    0.67%       0.48%        0.90%       1.30%        2.01%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly .    0.67%       0.44%        0.90%       1.30%        1.90%
Portfolio turnover .........................................      99%        137%         101%         34%          80%


----------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                                         Devon-5

Devon Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                         Devon Series Service Class
                                                                           Year        5/1/00(1)
                                                                           Ended          to
                                                                          12/31/01     12/31/00
                                                                          ----------------------
Net asset value, beginning of period ....................................  $11.870      $13.180

Income (loss) from investment operations:
Net investment income(2) ................................................    0.056        0.024
Net realized and unrealized loss on investments .........................   (1.162)      (1.334)
                                                                           -------      -------
Total from investment operations ........................................   (1.106)      (1.310)
                                                                           -------      -------
Less dividends and distributions from:
Net investment income ...................................................   (0.064)           -
                                                                           -------      -------
Total dividends and distributions .......................................   (0.064)           -
                                                                           -------      -------

Net asset value, end of period ..........................................  $10.700      $11.870
                                                                           =======      =======

Total return(3) .........................................................   (9.31%)      (9.94%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .................................       $4           $5
Ratio of expenses to average net assets .................................    0.87%        0.95%
Ratio of expenses to average net assets prior to expense limitation and
   expenses paid indirectly .............................................    0.87%        1.00%
Ratio of net investment income to average net assets ....................    0.52%        0.29%
Ratio of net investment income to average net assets prior to expense
   limitation and expenses paid indirectly ..............................    0.52%        0.24%
Portfolio turnover ......................................................      99%         137%


---------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                                         Devon-6

Delaware Group Premium Fund-Devon Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Devon Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the lasted quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $894 for the year ended December 31, 2001. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2001 were approximately $1,478. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at the rate of 0.65% on the first $500 million of average daily net assets of the series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on the average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2002.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting, and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

                                                                         Devon-7

Devon Series
Notes to Financial Statements (Continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (Continued)
Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                                 Dividend disbursing           Other
             Investment          transfer agent fees,        expenses
             management             accounting fees           payable
           fee payable to         and other expenses          to DMC
                DMC                 payable to DSC        and affiliates
           ---------------      ---------------------     --------------
              $18,332                   $1,700                 $5,177

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

   Purchases ....................................     $36,284,630
   Sales ........................................     $41,900,422

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                Aggregate        Aggregate
              Cost of           unrealized      unrealized       Net unrealized
            investments        appreciation    depreciation       depreciation
            -----------        ------------    ------------      --------------
            $34,363,481         $1,842,769     $(3,136,634)       $(1,293,865)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                          2001           2000
                                          ----           ----
  Ordinary income ...................   $270,258       $735,763

As of December 31, 2001, the components of net assets on a tax basis were as follows:

   Paid in capital ..............................    $ 45,430,493
   Undistributed ordinary income ................         247,954
   Capital loss carryforwards ...................     (10,813,447)
   Post-October losses ..........................        (491,305)
   Unrealized depreciation ......................      (1,293,865)
                                                     ------------
   Net assets ...................................    $ 33,079,830
                                                     ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $2,345,618 expires in 2007, $4,548,127 expires in 2008, and $3,919,702 expires in 2009.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

                                                                         Devon-8

Devon Series
Notes to Financial Statements (Continued)


5. Capital Shares
Transactions in capital shares were as follows:

                                                 Year                 Year
                                                 Ended                Ended
                                                12/31/01            12/31/00
                                                --------            --------
Shares sold:
   Standard Class ............................   155,167             273,627
   Service Class .............................         -                 379

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class ............................    25,639              56,772
   Service Class .............................         3                   -
                                                --------          ----------
                                                 180,809             330,778
                                                --------          ----------
Shares repurchased:
   Standard Class ............................  (777,667)         (2,367,539)
   Service Class .............................         -                   -
                                                --------          ----------
                                                (777,667)         (2,367,539)
                                                --------          ----------
Net decrease .................................  (596,858)         (2,036,761)
                                                ========          ==========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

7. Tax Information (Unaudited)
For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

                        (A)             (B)
                     Long-Term        Ordinary         (C)
                   Capital Gains       Income         Total           (D)
                   Distributions   Distributions  Distributions   Qualifying
                    (Tax Basis)     (Tax Basis)    (Tax Basis)    Dividends(1)
                   -------------   -------------  -------------   ------------
                        --              100%           100%           100%

------------------
(A) and (B) are based on a percentage of the Series' total distributions.
(D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                         Devon-9

Delaware Group Premium Fund-Devon Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Devon Series

We have audited the accompanying statement of net assets of Devon Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Devon Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                               /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 2002






                                                                        Devon-10

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
                                                                       United Asset
October 29, 1948                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
                              Officer and            2 Years -         at different times                          Convertible
January 8, 1940               Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------

Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
                                                                       (1989 - Present)
October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
                                                                                                                  President/
August 7, 1937                                                                                                    Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
                                                                       1995 - Present)                            Sovereign Bank
May 28, 1960
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
                                                                       (1990 - Present)
December 7, 1938                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

-----------------
(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.
(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                        Devon-11


Trustees
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
                                                                       (1994 - 1999)                              Director -
November 1, 1940                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
                                                                       Present) (Small                            Director - ACI
February 25, 1936                                                      Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
                                                                       (July 1995 -
July 31, 1948                                                          Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
                              Officer - Equity                         - Equity of
June 29, 1949                                                          Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Devon-12


Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
                              Income                                   Delaware
March 10, 1963                                                         Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
                              Administrative Officer                   at different times
September 30, 1957                                                     at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
                              and Secretary                            at different times
November 26, 1957                                                      at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
                                                                       at different times
August 18, 1962                                                        at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.

                                                                        Devon-13

FOR INTERNATIONAL DIVERSIFICATION

Emerging Markets Series

Portfolio Snapshot
   The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, your Series' benchmark, fell by -2.37% during the year, as stocks in many regions were influenced by economic slowing. While many emerging markets around the globe fared better than established markets, there was significant disparity in performance between countries.
   Strong stock selection and our value orientation helped the Series outperform its benchmark during the fiscal year. In addition, we remained underweight in our Brazil holdings compared to the MSCI EMF Index which also contributed to the Series' performance. For the year ended December 31, 2001, Emerging Markets Series returned +5.28% (Standard Class shares with distributions reinvested).
   Volatility, always a factor in emerging markets, played an especially large role during the year's second half, as markets reacted to economic slowing and the events of September 11 in the United States. During 2001's third calendar quarter (July, August, and September), the MSCI Emerging Markets Free Index fell by a double-digit percentage. It then reversed course and made a double-digit percentage gain over the year's final quarter.

Investment Outlook
   With the U.S. in the midst of recession, the more U.S.-dependent emerging markets may be exposed to additional risks. However, we generally think that international markets sold off too drastically in 2001, and that this is especially true in the case of some emerging markets. As a result, a number of our markets have been offering attractive value compared to U.S. equities.
   As always, we will remain committed to our value style of international investing, and continue to monitor key currency valuations. We believe the Series is currently well-positioned for long-term growth and are excited about the opportunities that may be presented during the new fiscal year.

Perfromance of a $10,000 Investment
May 1, 1997 (Series' inception) through December 31, 2001


                      Emerging Market Series     MSCI Emerging Markets
                     (Standard Class Shares)         Free Index
                     -----------------------     ---------------------
May '97                     $10,300                    $10,000
Dec.'97                      $8,653                     $7,910
Dec.'98                      $5,843                     $5,906
Dec.'99                      $8,863                     $9,828
Dec.'00                      $6,618                     $6,820
Dec.'01                      $6,698                     $6,658


                                   Emerging Markets Series
                                Average Annual Total Returns
                              --------------------------------
                              Standard Class     Service Class
                                 Shares*            Shares**
Lifetime                         -6.93%             -7.37%
One Year                         +5.28%             +5.15%

                    For the periods ended December 31, 2001

 * Commenced operations on May 1, 1997.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Emerging Markets Series Standard Class shares for the period from the Series' inception on May 1, 1997 through December 31, 2001. All distributions were reinvested. The chart also shows a $10,000 investment in the MSCI Emerging Markets Free Index at that month's end, May 31, 1997. After May 31, 1997, returns plotted on the chart were as of the last day of each month shown. The MSCI Emerging Markets Free Index is an unmanaged index of stocks in the world's emerging markets regions. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the Emerging Markets Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                              Emerging Markets-1

Delaware Group Premium Fund-Emerging Markets Series
Statement of Net Assets**
December 31, 2001

                                                                       Market
                                                        Number         Value
                                                      of Shares       (U.S. $)
 COMMON STOCK-96.34%
 Argentina-1.08%
+Central Puerto Class B .........................        76,417     $   34,074
 Transportadora de Gas del Sur Class B ..........        97,900        102,990
                                                                    ----------
                                                                       137,064
                                                                    ----------
 Brazil-16.59%
 Aracruz Celulose ADR ...........................        19,900        361,781
+Brasil Telecom .................................    28,439,995        162,479
 Companhia Energetica de Minas
   Gerais ADR ...................................        15,650        226,769
+Companhia Energetica de Minas
   Gerais GDR ...................................     3,700,000         52,846
 Companhia Paranaense de Energia
   Copel ADR ....................................        38,972        305,930
+Gerdau Metalurgica .............................    23,278,000        349,598
 Petroleo Brasileiro Petrobras ..................         9,776        216,422
 Rossi Residential GDR ..........................         8,100          5,609
+Telemar Norte Leste ............................     9,392,859        243,877
 Uniao de Bancos Brasileiros ....................     7,844,000        173,142
                                                                    ----------
                                                                     2,098,453
                                                                    ----------
 Chile-3.59%
 Administradora de Fondos de
   Pensiones Provida ADR ........................        12,105        332,888
 Empresa Nacional Electricidad ADR ..............        11,685        121,290
                                                                    ----------
                                                                       454,178
                                                                    ----------
 China-10.66%
 Beijing Capital International Airport ..........     1,292,000        304,864
 Guangshen Railway ..............................     1,906,000        312,866
 Yanzhou Coal Mining Class H ....................     1,082,000        343,421
 Zhejiang Expressway ............................     1,568,000        386,075
                                                                    ----------
                                                                     1,347,226
                                                                    ----------
 Croatia-2.37%
 Zagrebacka Banka GDR ...........................        13,061        300,076
                                                                    ----------
                                                                       300,076
                                                                    ----------
 Egypt-1.80%
+MobiNil - Egyptian Mobile Services .............        25,091        182,574
 Paints & Chemical Industries GDR ...............        50,850         44,494
                                                                    ----------
                                                                       227,068
                                                                    ----------
 Estonia-1.89%
 Eesti Telekom GDR ..............................         7,391         89,062
 Hansabank ......................................        16,270        149,726
                                                                    ----------
                                                                       238,788
                                                                    ----------
 Hong Kong-2.04%
 Chaoda Modern Agriculture
   Holdings Limited .............................       402,000        113,416
+China Mobile ...................................        41,000        144,328
                                                                    ----------
                                                                       257,744
                                                                    ----------
 Hungary-2.05%
 Gedeon Richter GDR .............................         4,766        259,747
                                                                    ----------
                                                                       259,747
                                                                    ----------
 India-8.02%
 Gas Authority of India GDR .....................        31,109        244,983
 ICICI ADR ......................................        31,610        189,028
+Mahanagar Telephone Nigam ADR ..................        46,000        276,460
 Videsh Sanchar Nigam ADR .......................        31,577        303,139
                                                                    ----------
                                                                     1,013,610
                                                                    ----------
                                                                       Market
                                                        Number         Value
                                                      of Shares       (U.S. $)
 COMMON STOCK (Continued)
 Israel-1.47%
 Bank Hapoalim ..................................        86,336    $   185,900
                                                                   -----------
                                                                       185,900
                                                                   -----------
 Malaysia-1.88%
 Petronas Dagangan ..............................       214,000        237,653
                                                                   -----------
                                                                       237,653
                                                                   -----------
 Mexico-3.82%
 Cemex de C.V. ..................................        69,898        349,700
 Telefonos de Mexico ADR ........................         3,800        133,076
                                                                   -----------
                                                                       482,776
                                                                   -----------
 Republic of Korea-6.74%
 Korea Telecom ADR ..............................         6,145        124,928
 Pohang Iron & Steel ............................           500         46,441
 Pohang Iron & Steel ADR ........................        13,893        319,539
 Samsung Electronics ............................         1,700        361,096
                                                                   -----------
                                                                       852,004
                                                                   -----------
 Russia-6.24%
 Gazprom 144A ADR ...............................        22,966        226,215
 Gazprom ADR ....................................         1,900         18,715
+JSC Mining and Smelting Company
   Norilsk Nickel ADR ...........................        16,400        278,801
 Lukoil Holding ADR .............................         5,400        264,565
                                                                   -----------
                                                                       788,296
                                                                   -----------
 South Africa-16.20%
 ABSA Group .....................................        79,752        233,372
 African Bank Investments .......................       306,204        222,090
 Aspen Pharmacare Holdings Limited ..............       232,933        116,515
 Impala Platinum Holdings .......................         8,300        389,155
+Iscor ..........................................        71,047         67,227
+Kumba Resources Limited ........................        71,047        184,207
 Nampak Limited .................................        88,841         87,397
+Network Healthcare Holdings ....................       620,368        149,985
+Profurn Limited Holdings .......................       728,418         23,683
 Sanlam .........................................       366,899        281,101
 Sasol ..........................................        33,300        292,607
                                                                   -----------
                                                                     2,047,339
                                                                   -----------
 Taiwan-5.39%
 China Steel ADR ................................           102            796
 China Steel GDR ................................        20,389        161,073
+United Microelectronics ADR ....................        17,596        168,922
+Yageo GDR ......................................        45,595        168,702
+Yageo 144A GDR .................................        49,131        181,784
                                                                   -----------
                                                                       681,277
                                                                   -----------
 Thailand-4.51%
 Electricity Generating Public ..................       355,800        295,629
 Hana Microelectronics ..........................        89,800        150,242
+PTT Public Company Limited .....................       158,600        123,710
                                                                   -----------
                                                                       569,581
                                                                   -----------
 Total Common Stock
   (cost $13,526,757) ...........................                   12,178,780
                                                                   -----------

                                                              Emerging Markets-2

Emerging Markets Series
Statement of Net Assets (Continued)

                                                                        Market
                                                        Principal       Value
                                                          Amount       (U.S. $)
REPURCHASE AGREEMENTS-3.12%
With BNP Paribas 1.65% 1/2/02
   (dated 12/31/01, collateralized by
   $17,000 U.S. Treasury Bills due
   2/21/02, market value $17,331 and
   $34,000 U.S. Treasury Notes
   5.50% due 1/31/03, market value
   $35,942 and $80,000 U.S. Treasury
   Notes 10.75% due 8/15/05, market
   value $100,530) .................................     $150,000    $150,000
With J.P. Morgan Chase 1.60% 1/2/02
   (dated 12/31/01, collateralized by
   $96,000 U.S. Treasury Notes 3.25%
   due 12/31/03, market value $96,248) .............       94,000      94,000
With UBS Warburg 1.68% 1/2/02
   (dated 12/31/01, collateralized by
   $116,000 U.S. Treasury Notes 6.50%
   due 2/28/02, market value $119,368
   and $32,000 U.S. Treasury Notes
   6.25% due 7/31/02, market
   value $33,791) ................................       $150,000    $150,000
                                                                     --------
Total Repurchase Agreements
   (cost $394,000) ...............................                    394,000
                                                                     --------

TOTAL MARKET VALUE OF SECURITIES-99.46% (COST $13,920,757) ...............................   12,572,780

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.54% ....................................       67,976
                                                                                            -----------
NET ASSETS APPLICABLE TO 1,912,083 SHARES OUTSTANDING-100.00% ............................  $12,640,756
                                                                                            ===========
NET ASSET VALUE-EMERGING MARKETS SERIES STANDARD CLASS ($12,070,991 / 1,825,897 SHARES) ..        $6.61
                                                                                                  =====
NET ASSET VALUE-EMERGING MARKETS SERIES SERVICE CLASS ($569,765 / 86,186 SHARES) .........        $6.61
                                                                                                  =====
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2001.
Shares of beneficial interest (unlimited authorization-no par) ...........................  $16,220,253
Undistributed net investment income* .....................................................      304,178
Accumulated net realized loss on investments .............................................   (2,535,723)
Net unrealized depreciation of investments and foreign currencies ........................   (1,347,952)
                                                                                            -----------
Total net assets .........................................................................  $12,640,756
                                                                                            ===========

--------------
+  Non-income producing security for the year ended December 31, 2001.
* Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
** Securities have been classified by country of origin. Classification by type of business has been presented in Note #9 to the financial statements.

   Summary of Abbreviations:
   ADR-American Depositary Receipts
   GDR-Global Depositary Receipts



                             See accompanying notes

                                                              Emerging Markets-3

Delaware Group Premium Fund-
Emerging Markets Series
Statement of Operations
Year ended December 31, 2001

INVESTMENT INCOME:
Dividends .....................................................   $   583,691
Interest ......................................................        28,303
Foreign tax withheld ..........................................       (34,961)
                                                                  -----------
                                                                      577,033
                                                                  -----------
EXPENSES:
Management fees ...............................................       160,726
Custodian fees ................................................        12,866
Accounting and administration expenses ........................         5,515
Reports and statements to shareholders ........................         2,742
Dividend disbursing and transfer agent fees
   and expenses ...............................................         1,365
Professional fees .............................................           775
Trustees' fees ................................................           860
Taxes (other than taxes on income) ............................            50
Registration fees .............................................            50
Distribution expense-Service Class ............................           523
Other .........................................................         2,230
                                                                  -----------
                                                                      187,702
Less expenses paid indirectly .................................          (714)
                                                                  -----------
Total expenses ................................................       186,988
                                                                  -----------

Net Investment Income .........................................       390,045
                                                                  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments ...................................................    (1,774,122)
Foreign currencies ............................................       (48,836)
                                                                  -----------
Net realized loss .............................................    (1,822,958)
Net change in unrealized appreciation / depreciation
   of investments and foreign currencies ......................     1,958,076
                                                                  -----------

NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS AND FOREIGN CURRENCIES .........................       135,118
                                                                  -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ............................................   $   525,163
                                                                  ===========

                             See accompanying notes

Delaware Group Premium Fund-
Emerging Markets Series
Statements of Changes In Net Assets
                                                      Year Ended
                                                       12/31/01       12/31/00


INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ............................... $   390,045   $   216,886
Net realized loss on investments and
   foreign currencies ...............................  (1,822,958)     (525,940)
Net change in unrealized appreciation /
   depreciation of investments and
   foreign currencies ...............................   1,958,076    (3,510,578)
                                                      -----------   -----------
Net increase (decrease) in net assets
   resulting from operations ........................     525,163    (3,819,632)
                                                      -----------   -----------

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income:
   Standard Class ...................................     (62,403)     (252,413)
   Service Class ....................................        (798)           --
                                                      -----------   -----------
                                                          (63,201)     (252,413)
                                                      -----------   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ...................................   3,512,848     7,937,223
   Service Class ....................................     973,151        49,793
Net asset value of shares issued upon
   reinvestment of dividends and distributions:
   Standard Class ...................................      62,403       252,413
   Service Class ....................................         798            --
                                                      -----------   -----------
                                                        4,549,200     8,239,429
                                                      -----------   -----------
Cost of shares repurchased:
   Standard Class ...................................  (4,121,941)   (5,321,595)
   Service Class ....................................    (441,914)       (1,183)
                                                      -----------   -----------
                                                       (4,563,855)   (5,322,778)
                                                      -----------   -----------
Increase (decrease) in net assets derived
   from capital share transactions ..................     (14,655)    2,916,651
                                                      -----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS .......................................     447,307    (1,155,394)

NET ASSETS:
Beginning of period .................................  12,193,449    13,348,843
                                                      -----------   -----------
End of period ....................................... $12,640,756   $12,193,449
                                                      ===========   ===========


                             See accompanying notes

                                                              Emerging Markets-4

Delaware Group Premium Fund-Emerging Markets Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                         Emerging Markets Series Standard Class
                                                                                                                  5/1/97(1)
                                                                                        Year Ended                   to
                                                               12/31/01     12/31/00     12/31/99    12/31/98     12/31/97
                                                              ------------------------------------------------------------
Net asset value, beginning of period ...................      $  6.310      $  8.400    $   5.810    $  8.880    $  10.000

Income (loss) from investment operations:
Net investment income(2)................................         0.199         0.116        0.126       0.171        0.060
Net realized and unrealized gain (loss) on investments
   and foreign currencies ..............................         0.133        (2.064)       2.597      (2.991)      (1.180)
                                                              --------      --------    ---------    --------    ---------
Total from investment operations .......................         0.332        (1.948)       2.723      (2.820)      (1.120)
                                                              --------      --------    ---------    --------    ---------

Less dividends and distributions from:
Net investment income ..................................        (0.032)       (0.142)      (0.133)     (0.030)          --
Net realized gain on investments .......................            --            --           --      (0.220)          --
                                                              --------      --------    ---------    --------    ---------
Total dividends and distributions ......................        (0.032)       (0.142)      (0.133)     (0.250)          --
                                                              --------      --------    ---------    --------    ---------

Net asset value, end of period .........................      $  6.610      $  6.310    $   8.400    $  5.810    $   8.880
                                                              ========      ========    =========    ========    =========

Total return(3).........................................         5.28%       (23.60%)      48.28%     (32.48%)     (11.20%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ................      $ 12,071      $ 12,148    $  13,349    $  5,356    $   5,776
Ratio of expenses to average net assets ................         1.45%         1.52%        1.47%       1.50%        1.50%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly .............         1.45%         1.68%        1.53%       1.67%        2.45%
Ratio of net investment income to average net assets ...         3.04%         1.55%        1.88%       2.34%        0.89%
Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly .....................................         3.04%         1.37%        1.82%       2.17%       (0.06%)
Portfolio turnover .....................................           41%           19%          20%         38%          48%

-------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                              Emerging Markets-5

Emerging Markets Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                    Emerging Markets Series Service Class
                                                                           Year            5/1/00(1)
                                                                          Ended                to
                                                                        12/31/01            12/31/00
                                                                        ----------------------------

Net asset value, beginning of period .............................      $  6.310          $   7.540

Income (loss) from investment operations:
Net investment income(2)..........................................         0.189              0.064
Net realized and unrealized gain (loss)
   on investments and foreign currencies .........................         0.135             (1.294)
                                                                        --------          ---------
Total from investment operations .................................         0.324             (1.230)
                                                                        --------          ---------

Less dividends and distributions from:
Net investment income ............................................        (0.024)                --
                                                                        --------          ---------
Total dividends and distributions ................................        (0.024)                --
                                                                        --------          ---------

Net asset value, end of period ...................................      $  6.610          $   6.310
                                                                        ========          =========

Total return(3) ..................................................         5.15%            (16.31%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..........................      $    570          $      45
Ratio of expenses to average net assets ..........................         1.60%              1.67%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly ......         1.60%              1.90%
Ratio of net investment income to average net assets .............         2.89%              1.37%
Ratio of net investment loss to average net
   assets prior to expense limitation and expenses paid indirectly         2.89%              1.10%
Portfolio turnover ...............................................           41%                19%

-------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.


                             See accompanying notes



                                                              Emerging Markets-6

Delaware Group Premium Fund-Emerging Markets Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Emerging Markets Series (the "Series"). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek to achieve long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $309 for the year ended December 31, 2001. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2001 were approximately $405. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

                                                              Emerging Markets-7

Emerging Markets Series
Notes to Financial Statements (Continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware International Advisers Ltd. (DIAL), an affiliate of Delaware Management Company (DMC) and the investment manager, an annual fee which is calculated daily at the rate of 1.25% on the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

DIAL has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.50% of average daily net assets of the Series through April 30, 2002. No reimbursement was due for the year ended December 31, 2001.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC and DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                                 Dividend disbursing,              Other
   Investment                    transfer agent fees,            expenses
   management                     accounting fees                 payable
 fee payable to                  and other expenses                to DMC
      DIAL                         payable to DSC              and affiliates
 --------------                  ------------------            --------------
    $12,936                             $620                       $1,926

Certain officers of DIAL, DMC, DSC, and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

   Purchases ......................     $5,508,451
   Sales ..........................     $4,944,562

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                      Aggregate         Aggregate
       Cost of       unrealized         unrealized         Net unrealized
     investments    appreciation       depreciation         depreciation
     -----------    ------------       ------------        --------------
     $13,933,241      $997,242         $(2,357,703)         $(1,360,461)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                                2001         2000
                                                ----         ----
   Ordinary income ................           $63,201      $252,413

As of December 31, 2001, the components of net assets on a tax basis were as follows:

   Paid in capital ............................   $16,220,253
   Undistributed ordinary income ..............       337,480
   Capital loss carryforwards .................    (2,382,674)
   Post-October losses ........................      (173,866)
   Unrealized depreciation of investments
     and foreign currencies ...................    (1,360,437)
                                                  -----------
   Net assets .................................   $12,640,756
                                                  ===========


                                                              Emerging Markets-8

Emerging Markets Series
Notes to Financial Statements (Continued)

4. Dividend and Distribution Information (Continued)
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $226,403 expires in 2006, $58,465 expires in 2007 and $2,097,806 expires in 2009.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2001 through December 31, 2001 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:
                                                   Year                Year
                                                  Ended                Ended
                                                 12/31/01            12/31/00
                                                 --------            --------
Shares sold:
   Standard Class .............................   538,407             999,893
   Service Class ..............................   146,431               7,382

Shares issued upon reinvestment of
   dividends and distributions:
   Standard Class .............................     9,812              30,265
   Service Class ..............................       125                   -
                                                 --------           ---------
                                                  694,775           1,037,540
                                                 --------           ---------
Shares repurchased:
   Standard Class .............................  (648,469)           (692,953)
   Service Class ..............................   (67,564)               (188)
                                                 --------           ---------
                                                 (716,033)           (693,141)
                                                 --------           ---------
Net increase (decrease) .......................   (21,258)            344,399
                                                 ========           =========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

7. Foreign Exchange Contracts
The Series may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at December 31, 2001.


                                                              Emerging Markets-9

Emerging Markets Series
Notes to Financial Statements (Continued)


8. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

9. Industry Allocation
As of December 31, 2001, the Series' investment securities classified by type of business were as follows:

Industry                                   Percentage of Net Assets
--------                                   ------------------------
Banking & Finance .............................       16.3%
Buildings & Materials .........................        3.2%
Electronics & Electrical Equipment ............        8.1%
Energy ........................................       13.7%
Farming & Agriculture .........................        0.9%
Healthcare & Pharmaceuticals ..................        4.2%
Metals & Mining ...............................       16.9%
Packaging & Containers ........................        0.7%
Paper & Forest Products .......................        2.9%
Retail ........................................        0.2%
Telecommunications ............................       13.1%
Transportation & Shipping .....................        7.9%
Utilities .....................................        8.2%
                                                     -----
Total .........................................       96.3%
                                                     =====

10. Tax Information (Unaudited)
For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

        (A)                         (B)
     Long-Term                   Ordinary                      (C)
    Capital Gains                 Income                      Total
   Distributions              Distributions               Distributions
    (Tax Basis)                 (Tax Basis)                (Tax Basis)
   --------------             -------------               -------------
        --                         100%                        100%


----------------
(A) and (B) are based on a percentage of the Series' total distributions.


                                                             Emerging Markets-10

Delaware Group Premium Fund-Emerging Markets Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Emerging Markets Series

We have audited the accompanying statement of net assets of Emerging Markets Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                         /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2002



                                                             Emerging Markets-11

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and           1 Year            President/Chief       87                    None
2005 Market Street            Trustee                                  Operating
Philadelphia, PA 19103                                                 Officer/Director -
                                                                       United Asset
October 29, 1948                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
                              Officer and            2 Years -         at different times                          Convertible
January 8, 1940               Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------

Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
                                                                       (1989 - Present)
October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
                                                                                                                  President/
August 7, 1937                                                                                                    Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
                                                                       1995 - Present)                            Sovereign Bank
May 28, 1960
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
                                                                       (1990 - Present)
December 7, 1938                                                        (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

------------
1 Executive Officer of the Fund's manager, accounting service provider and transfer agent.
2 Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.
3  Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                             Emerging Markets-12


Trustees
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
                                                                       (1994 - 1999)                              Director -
November 1, 1940                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
                                                                       Present) (Small                            Director - ACI
February 25, 1936                                                       Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
                                                                       (July 1995 -
July 31, 1948                                                          Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
                              Officer - Equity                         - Equity of
June 29, 1949                                                          Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------

Emerging Markets-13


Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
                              Income                                   Delaware
March 10, 1963                                                         Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
                              Administrative                           at different times
September 30, 1957            Officer                                  at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
                              and Secretary                            at different times
November 26, 1957                                                      at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
                                                                       at different times
August 18, 1962                                                        at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.

Emerging Markets-14

FOR INTERNATIONAL DIVERSIFICATION

Global Bond Series

Portfolio Snapshot
   The Global Bond Series returned -0.48% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2001, amid threat of global recession. The Salomon Smith Barney World Government Bond Index lost -3.54% during the fiscal year. Prior to September 11, the U.S. dollar began to weaken after several quarters of surprising strength.
   We have remained attracted to Australian and New Zealand government bonds, as we feel inflation is likely to remain low in both countries and expect real yields to be high. As of fiscal year end, the Series also held government debt securities issued by Germany, Belgium, France, and South Africa. During the year, we continued to avoid investments in Japan, where unemployment reached record highs, the stock market 18-year lows, and where the economy is again in a recession.
   As always, we continued to analyze currency valuations as a key element of our investment process. The introduction of the euro, which occurred successfully just after the end of the fiscal year, has dominated headlines throughout the year. We continue to believe the euro is severely under-valued relative to the U.S. dollar. Within the last year, numerous supports of the dollar's bullrun have dissipated. A weaker U.S. economy has been accompanied by reduced buying of U.S. equities by overseas residents, as well as dramatically lower direct investment.

Investment Outlook
   We continue to believe that the outlook for many global fixed-income markets is very positive relative to U.S. dollar bonds. Australia and New Zealand continue to offer the best values in our opinion, while we continue to be skeptical about the near-term outlook for Japan. As the new year begins, we are generally optimistic and committed to striving for competitive returns against the benchmark.

                      Performance of a $10,000 Investment
           May 2, 1996 (Series' inception) through December 31, 2001

                                           Salomon Smith Barney
                  Global Bond Series         World Government
                (Standard Class Shares)         Bond Index
                -----------------------         ----------
May  '96                 $10,000                  $10,000
Dec. '96                 $11,179                  $10,600
Dec. '97                 $11,278                  $10,625
Dec. '98                 $12,160                  $12,251
Dec. '99                 $11,722                  $11,728
Dec. '00                 $11,823                  $11,915
Dec. '01                 $11,766                  $11,797


            Global Bond Series
       Average Annual Total Returns
----------------------------------------------
                Standard Class   Service Class
                   Shares*          Shares**
Lifetime            +2.91%           +3.11%
Five Years          +1.03%               --
One Year            -0.48%           -0.70%

  For the periods ended December 31, 2001

*Commenced operations on May 2, 1996.
**Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Global Bond Series Standard Class shares for the period from the Series' inception on May 2, 1996 through December 31, 2001. All distributions were reinvested. The chart also shows a $10,000 investment in the Salomon Smith Barney World Government Bond Index at that month's end, May 31, 1996. After May 31, 1996, returns plotted on the chart were as of the last day of each month shown. The Salomon Smith Barney World Government Bond Index is an unmanaged composite that measures the general performance of world bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the Global Bond Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                   Global Bond-1

Delaware Group Premium Fund-Global Bond Series
Statement of Net Assets
December 31, 2001

                                                     Principal      Market
                                                      Amount*       Value
                                                                   (U.S.$)
BONDS-96.08%
Australia-9.47%
New South Wales Treasury
 6.50% 5/1/06 ............................ AUD       1,050,000   $  555,807
 8.00% 3/1/08 ............................             440,000      249,001
Queensland Treasury
 6.00% 7/14/09 ...........................           1,400,000      715,241
 6.00% 6/14/11 ...........................             180,000       90,899
                                                                 ----------
                                                                  1,610,948
                                                                 ----------
Austria-2.99%
Republic of Austria 7.25% 5/3/07 ......... DEM       1,000,000      508,291
                                                                 ----------
                                                                    508,291
                                                                 ----------
Belgium-2.74%
Kingdom of Belgium 5.75% 9/28/10 ......... EUR         500,000      465,857
                                                                 ----------
                                                                    465,857
                                                                 ----------
Finland-3.51%
Republic of Finland 5.00% 4/25/09 ........ EUR         670,000      598,179
                                                                 ----------
                                                                    598,179
                                                                 ----------
France-6.88%
Government of France 5.50% 4/25/10 ....... EUR       1,100,000    1,012,545
Government of France
 5.50% 10/25/07 ..........................             170,000      157,998
                                                                 ----------
                                                                  1,170,543
                                                                 ----------
Germany-10.58%
Deutschland Republic
 4.75% 7/4/28 ............................ EUR         450,000      365,420
 6.25% 1/4/24 ............................           1,000,000      988,345
Westfalische Hypothekbank
 4.50% 3/23/05 ...........................             500,000      446,981
                                                                 ----------
                                                                  1,800,746
                                                                 ----------
Greece-2.24%
Hellenic Republic 6.30% 1/29/09 .......... EUR         400,000      380,450
                                                                 ----------
                                                                    380,450
                                                                 ----------
Italy-0.24%
Republic of Italy 5.00% 11/20/03 ......... USD          40,000       41,050
                                                                 ----------
                                                                     41,050
                                                                 ----------
Netherlands-8.67%
Baden Wurt L-Finance
 6.625% 8/20/03 .......................... DEM         700,000      332,923
DSL Finance
 5.75% 3/19/09 ...........................           1,000,000      471,507
 6.00% 2/21/06 ...........................           1,400,000      670,721
                                                                 ----------
                                                                  1,475,151
                                                                 ----------
New Zealand-12.96%
New Zealand Government
 6.00% 11/15/11 .......................... NZD       2,400,000      942,298
 7.00% 7/15/09 ...........................           1,300,000      550,955
 8.00% 11/15/06 ..........................           1,600,000      712,477
                                                                 ----------
                                                                  2,205,730
                                                                 ----------

                                                     Principal      Market
                                                      Amount*       Value
                                                                   (U.S.$)
BONDS (Continued)
Norway-2.91%
Kingdom of Norway
 5.50% 5/15/09 ........................... NOK       1,500,000  $   159,962
 6.00% 5/16/11 ...........................           1,500,000      163,642
 6.75% 1/15/07 ...........................           1,500,000      172,003
                                                                 ----------
                                                                    495,607
                                                                 ----------
Portugal-5.48%
Portugese Government 5.85% 5/20/10 ....... EUR       1,000,000      932,275
                                                                 ----------
                                                                    932,275
                                                                 ----------
South Africa-0.88%
Republic of South Africa
 12.50% 1/15/02 .......................... ZAR         500,000       41,726
 13.00% 8/31/10 ..........................           1,200,000      108,016
                                                                 ----------
                                                                    149,742
                                                                 ----------
Supranational-7.86%
International Bank Reconstruction
 & Development
 5.25% 3/20/02 ........................... JPY      40,000,000      308,729
 5.25% 1/12/09 ........................... USD         450,000      444,059
 5.50% 5/14/03 ........................... AUD         570,000      295,737
 5.50% 4/15/04 ........................... NZD         700,000      288,959
                                                                 ----------
                                                                  1,337,484
                                                                 ----------
Sweden-3.72%
Swedish Government
 Series 1042 5.00% 1/15/04 ............... SEK       1,200,000      115,580
 Series 1043 5.00% 1/28/09 ...............           5,500,000      517,229
                                                                 ----------
                                                                    632,809
                                                                 ----------
United Kingdom-4.41%
Halifax 5.625% 7/23/07 ................... DEM       1,600,000      751,242
                                                                 ----------
                                                                    751,242
                                                                 ----------
United States-10.54%
Fannie Mae
 1.75% 3/26/08 ........................... JPY      30,000,000      243,770
 6.375% 8/15/07 .......................... AUD       1,100,000      576,265
KFW International Finance
 1.00% 12/20/04 .......................... JPY      30,000,000      234,442
U.S. Treasury Inflation Index Notes
 3.625% 4/15/28 .......................... USD         363,188      370,565
 3.875% 4/15/29 ..........................             346,499      369,509
                                                                 ----------
                                                                  1,794,551
                                                                 ----------
Total Bonds
 (cost $17,850,698) ......................                       16,350,655
                                                                 ----------

                                                                   Global Bond-2

Global Bond Series
Statement of Net Assets (Continued)

                                                     Principal      Market
                                                      Amount*       Value
                                                                   (U.S.$)

REPURCHASE AGREEMENTS- 1.19%
With BNP Paribas 1.65% 1/2/02 (dated
 12/31/01, collateralized by $9,000
 U.S. Treasury Bills due 2/21/02, market
 value $8,930 and $17,000 U.S. Treasury
 Notes 5.50% due 1/31/03, market value
 $18,519 and $41,000 U.S. Treasury Notes
 10.75% due 8/15/05, market
 value $51,795) .......................... USD          77,300      $77,300
With J.P. Morgan Chase 1.60% 1/2/02
 (dated 12/31/01, collateralized by
 $49,000 U.S. Treasury Notes 3.25%
 due 12/31/03, market value $49,590) .....              48,400       48,400


                                                  Principal      Market
                                                   Amount*       Value
                                                                (U.S.$)
REPURCHASE AGREEMENTS (Continued)
With UBS Warburg 1.68% 1/2/02 (dated
 12/31/01, collateralized by $60,000
 U.S. Treasury Notes 6.50% due 2/28/02,
 market value $61,502 and $17,000
 U.S. Treasury Notes 6.25% due 7/31/02,
 market value $17,410) ...................  USD         77,300     $ 77,300
                                                                   --------
Total Repurchase Agreements
 (cost $203,000) .........................                          203,000
                                                                   --------

TOTAL MARKET VALUE OF SECURITIES-97.27% (COST $18,053,698) ..................................   16,553,655

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-2.73% .......................................      464,072
                                                                                               -----------
NET ASSETS APPLICABLE TO 1,797,791 SHARES OUTSTANDING-100.00% ...............................  $17,017,727
                                                                                               ===========
NET ASSET VALUE-GLOBAL BOND SERIES STANDARD CLASS ($17,012,460 / 1,797,234 SHARES) ..........        $9.47
                                                                                                     =====
NET ASSET VALUE-GLOBAL BOND SERIES SERVICE CLASS ($5,267 / 557 SHARES) ......................        $9.46
                                                                                                     =====
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2001:
Shares of beneficial interest (unlimited authorization-no par) ..............................  $19,159,870
Accumulated net investment loss** ...........................................................      (62,820)
Accumulated net realized loss on investments ................................................     (574,519)
Net unrealized depreciation of investments and foreign currencies ...........................   (1,504,804)
                                                                                               -----------
Total net assets ............................................................................  $17,017,727
                                                                                               ===========

---------
 *Principal amount is stated in the currency in which each bond is denominated.

  AUD-Australian Dollar
  DEM-German Mark
  EUR-European Monetary Unit
  JPY-Japanese Yen
  NOK-Norwegian Kroner
  NZD-New Zealand Dollar
  SEK-Swedish Krona
  USD-U.S. Dollar
  ZAR-South African Rand

**Accumulated net investment loss includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

                             See accompanying notes

                                                                   Global Bond-3

Delaware Group Premium Fund-
Global Bond Series
Statement of Operations
Year Ended December 31, 2001

INVESTMENT INCOME:
Interest ..................................................   $ 857,914
                                                              ---------

EXPENSES:
Management fees ...........................................     123,864
Reports and statements to shareholders ....................      35,414
Custodian fees ............................................      10,856
Accounting and administration expenses ....................       7,197
Dividend disbursing and transfer agent
 fees and expenses ........................................       1,791
Trustees' fees ............................................       1,534
Registration fees .........................................         320
Professional fees .........................................          75
Distribution expense - Service Class ......................           8
Other .....................................................       1,735
                                                              ---------
                                                                182,794
Less expenses absorbed or waived ..........................     (42,125)
Less expenses paid indirectly .............................        (691)
                                                              ---------
Total expenses ............................................     139,978
                                                              ---------

NET INVESTMENT INCOME .....................................     717,936
                                                              ---------

NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investments ..............................................      99,603
 Foreign currencies .......................................    (871,423)
                                                              ---------
Net realized loss .........................................    (771,820)
Net change in unrealized appreciation /
 depreciation of investments and foreign currencies .......     (47,577)
                                                              ---------

NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCIES .......................    (819,397)
                                                              ---------

NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ..........................................   $(101,461)
                                                              =========

                             See accompanying notes

Delaware Group Premium Fund-
Global Bond Series
Statements of Changes in Net Assets

                                                            Year Ended
                                                      12/31/01       12/31/00
                                                    ------------   -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income ............................  $   717,936    $   976,896
Net realized loss on investments
 and foreign currencies ..........................     (771,820)      (893,141)
Net change in unrealized appreciation /
 depreciation on investments and
 foreign currencies ..............................      (47,577)       (82,985)
                                                    -----------    -----------
Net increase (decrease) in net assets
 resulting from operations .......................     (101,461)           770
                                                    -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income:
 Standard Class ..................................     (344,355)      (153,893)
 Service Class ...................................         (107)             -
                                                    -----------    -----------
                                                       (344,462)      (153,893)
                                                    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class ..................................    4,578,957      2,405,426
 Service Class ...................................            -          5,000
Net asset value of shares issued upon
 reinvestment of dividends and distributions:
 Standard Class ..................................      344,355        153,893
 Service Class ...................................          107              -
                                                    -----------    -----------
                                                      4,923,419      2,564,319
                                                    -----------    -----------
Cost of shares repurchased:
 Standard Class ..................................   (3,928,107)    (6,173,714)
 Service Class ...................................            -              -
                                                    -----------    -----------
                                                     (3,928,107)    (6,173,714)
                                                    -----------    -----------
Increase (decrease) in net assets derived
 from capital share transactions .................      995,312     (3,609,395)
                                                    -----------    -----------
NET INCREASE (DECREASE)
 IN NET ASSETS ...................................      549,389     (3,762,518)

NET ASSETS:
Beginning of period ..............................   16,468,338     20,230,856
                                                    -----------    -----------
End of period ....................................  $17,017,727    $16,468,338
                                                    ===========    ===========

                             See accompanying notes

                                                                   Global Bond-4

Delaware Group Premium Fund-Global Bond Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                             Global Bond Series Standard Class
                                                                                          Year Ended
                                                                 12/31/01(1)  12/31/00     12/31/99    12/31/98     12/31/97
                                                                 -----------------------------------------------------------
Net asset value, beginning of period ..........................  $ 9.730       $ 9.730      $10.680     $10.500      $10.960

Income (loss) from investment operations:
Net investment income(2) ......................................    0.411         0.534        0.576       0.608        0.636
Net realized and unrealized gain (loss)
   on investments and foreign currencies ......................   (0.464)       (0.453)      (0.950)      0.182       (0.551)
                                                                 -------       -------      -------     -------      -------
Total from investment operations ..............................   (0.053)        0.081       (0.374)      0.790        0.085
                                                                 -------       -------      -------     -------      -------

Less dividends and distributions from:
Net investment income .........................................   (0.207)       (0.081)      (0.514)     (0.600)      (0.460)
Net realized gain on investments ..............................        -             -       (0.062)     (0.010)      (0.085)
                                                                 -------       -------      -------     -------      -------
Total dividends and distributions .............................   (0.207)       (0.081)      (0.576)     (0.610)      (0.545)
                                                                 -------       -------      -------     -------      -------

Net asset value, end of period ................................  $ 9.470       $ 9.730      $ 9.730     $10.680      $10.500
                                                                 =======       =======      =======     =======      =======

Total return(3) ...............................................   (0.48%)        0.86%       (3.60%)      7.82%        0.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .......................  $17,012       $16,463      $20,231     $21,711      $16,876
Ratio of expenses to average net assets .......................    0.85%         0.85%        0.85%       0.83%        0.80%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly ......................    1.11%         0.95%        0.85%       0.92%        1.08%
Ratio of net investment income to average net assets ..........    4.34%         5.75%        5.64%       5.83%        6.03%
Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly ..............    4.08%         5.65%        5.64%       5.74%        5.75%
Portfolio turnover ............................................      51%           39%         100%         79%          97%

(1) As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium or discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.057, an increase in net realized and unrealized gain (loss) per share of $0.057, and a decrease in the ratio of net investment income to average net assets from 4.95% to 4.34%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                                   Global Bond-5

Global Bond Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                Global Bond Series Service Class
                                                                    Year            5/1/00(2)
                                                                    Ended              to
                                                                 12/31/01(1)        12/31/00
                                                                 ---------------------------
Net asset value, beginning of period .........................    $9.730             $9.180

Income (loss) from investment operations:
Net investment income(3) .....................................     0.397              0.346
Net realized and unrealized gain (loss) on investments
   and foreign currencies ....................................    (0.470)             0.204
                                                                  ------             ------
Total from investment operations .............................    (0.073)             0.550
                                                                  ------             ------

Less dividends and distributions from:
Net investment income ........................................    (0.197)                 -
                                                                  ------             ------
Total dividends and distributions ............................    (0.197)                 -
                                                                  ------             ------

Net asset value, end of period ...............................    $9.460             $9.730
                                                                  ======             ======

Total return(4) ..............................................    (0.70%)             5.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ......................        $5                 $5
Ratio of expenses to average net assets ......................     1.00%              1.00%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ...................     1.26%              1.16%
Ratio of net investment income to average net assets .........     4.19%              5.65%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly ........     3.93%              5.49%
Portfolio turnover ...........................................       51%                39%

---------
(1) As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium or discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.057, an increase in net realized and unrealized gain (loss) per share of $0.057, and a decrease in the ratio of net investment income to average net assets from 4.80% to 4.19%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                                   Global Bond-6

Delaware Group Premium Fund-Global Bond Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Global Bond Series (the "Series"). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek current income consistent with the preservation of principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series isolates that portion of gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle--As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all discount or premium on debt securities. Prior to January 1, 2001, the Series did not amortize premium or market discount, which conformed to the Series' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Series, but resulted in a $136,223 reduction in cost of securities and a corresponding $136,223 increase in net unrealized appreciation (depreciation), based on securities held by the Series on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was a decrease in net investment income of $100,197, a decrease in net unrealized appreciation (depreciation) of $37,250, and an increase in net realized gains (losses) of $137,447. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income over the lives of the respective securities.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

                                                                   Global Bond-7

Global Bond Series
Notes to Financial Statements (Continued)

1. Significant Accounting Policies (Continued)
Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $396 for the year ended December 31, 2001. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2001 were approximately $295. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware International Advisers Ltd. (DIAL), an affiliate of Delaware Management Company (DMC) and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DIAL has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2002.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC and DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

At December 31, 2001, the Series had receivables from or liabilities payable to affiliates as follows:

                                                   Dividend disbursing,        Other
                                     Investment    transfer agent fees,      expenses         Receivable from
                                     management        accounting             payable           DMC or DIAL
                                   fee payable to   and other expenses         to DMC          under expense
                                        DIAL          payable to DSC       and affiliates   limitation agreement
                                   --------------   ------------------     --------------   --------------------
                                         --                $884                $4,783             $19,775

Certain officers of DIAL, DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases .............              $8,566,290
Sales .................              $6,670,952

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                                          Aggregate         Aggregate
                                       Cost of           unrealized         unrealized         Net unrealized
                                     investments        appreciation       depreciation         depreciation
                                     -----------        ------------       ------------        --------------
                                     $18,184,538          $107,790         $(1,738,673)         $(1,630,883)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                         2001                2000
                                        ------              ------
Ordinary income .......                $344,462            $153,893

                                                                   Global Bond-8

Global Bond Series
Notes to Financial Statements (Continued)

4. Dividend and Distribution Information (Continued)
As of December 31, 2001, the components of net assets on a tax basis were as follows:

Paid in capital ...............................    $19,159,870
Undistributed ordinary income .................        104,349
Capital loss carryforwards ....................       (443,680)
Post-October currency losses ..................       (167,169)
Unrealized depreciation of investments
 and foreign currencies .......................     (1,635,643)
                                                   -----------
Net assets ....................................    $17,017,727
                                                   ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $143,243 expires in 2007, $262,592 expires in 2008 and $37,845 expires in 2009.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2001 through December 31, 2001 that, in accordance with federal income tax regulations the Series has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                       Year          Year
                                                       Ended         Ended
                                                      12/31/01      12/31/00
                                                      --------      --------
Shares sold:
  Standard Class .............................         482,588       259,299
  Service Class ..............................               -           545

Shares issued upon reinvestment of dividends
 and distributions:
  Standard Class .............................          37,430        16,267
  Service Class ..............................              12             -
                                                      --------      --------
                                                       520,030       276,111
                                                      --------      --------
Shares repurchased:
  Standard Class .............................        (414,251)     (663,975)
  Service Class ..............................               -             -
                                                      --------      --------
                                                      (414,251)     (663,975)
                                                      --------      --------
Net increase (decrease) ......................         105,779      (387,864)
                                                      ========      ========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

7. Foreign Exchange Contracts
The Series may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

                                                                   Global Bond-9

Global Bond Series
Notes to Financial Statements (Continued)

There were no forward foreign currency exchange contracts outstanding at December 31, 2001.

8. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

9. Tax Information (Unaudited)
For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

                            (A)                        (B)
                         Long-Term                   Ordinary                      (C)
                        Capital Gains                 Income                      Total
                        Distributions             Distributions               Distributions
                         (Tax Basis)               (Tax Basis)                 (Tax Basis)
                        -------------------------------------------------------------------
                             -                        100%                        100%

-----------
(A) and (B) are based on a percentage of the Series' total distributions.













                                                                  Global Bond-10

Delaware Group Premium Fund-Global Bond Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Global Bond Series

We have audited the accompanying statement of net assets of Global Bond Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Bond Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                        /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 2002









                                                                  Global Bond-11

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
October 29, 1948                                                       United Asset
                                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
January 8, 1940               Officer and            2 Years -         at different times                          Convertible
                              Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------

Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
October 1, 1927                                                        (1989 - Present)
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
August 7, 1937                                                                                                    President/
                                                                                                                  Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
May 28, 1960                                                           1995 - Present)                            Sovereign Bank
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
December 7, 1938                                                       (1990 - Present)
                                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

1 Executive Officer of the Fund's manager, accounting service provider and transfer agent.
2 Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.
3  Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                  Global Bond-12


Trustees
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
November 1, 1940                                                       (1994 - 1999)                              Director -
                                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
February 25, 1936                                                      Present) (Small                            Director - ACI
                                                                       Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
July 31, 1948                                                          (July 1995 -
                                                                       Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
June 29, 1949                 Officer - Equity                         - Equity of
                                                                       Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Global Bond-13


Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
March 10, 1963                Income                                   Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
September 30, 1957            Administrative Officer                   at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
November 26, 1957             and Secretary                            at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
August 18, 1962                                                        at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.

                                                                  Global Bond-14

FOR INCOME

Growth and Income Series

Portfolio Snapshot
   Throughout 2001, the market experienced declines in almost every major stock index. The Federal Reserve reduced the federal funds rate 13 times throughout the year in an effort to stimulate the economy and prevent further declines in the market. Although the tragic events of September 11 initially hampered market performance and installed concerns about its future, a market rebound occurred in late 2001. The Growth and Income Series managed to salvage performance, posting a -3.89% return (Standard Class shares with distributions reinvested) for the year ended December 31, 2001. On a relative basis, the Series outperformed the S&P 500 Index, the Series' benchmark, which posted a -11.88% return for the same year.
   In managing the Series throughout the fiscal year, we diversified investments among a variety of economic sectors. We focused on large, well-established companies that we considered undervalued and that have the potential for capital appreciation over the long term. We based our investment decisions on fundamental analysis of individual companies. A company's financial strength, management, products and long-term prospects for growth are just some of the factors we consider before adding a stock to the Series.
   Our strategy during the fiscal year centered on building a portfolio that should perform well during a period of economic recovery. We focused primarily on old economy companies that are industry leaders. Many of our holdings are companies that are using new technology to streamline their businesses and become more competitive.
   As part of our commitment to financial stocks, we also added to the Series' insurance allocation. The insurance industry is well equipped to handle claims that have resulted from the events of September 11, and we believe certain companies will benefit from an improved business environment and higher premiums in the future.

Investment Outlook
   As we look forward to 2002, we expect the market to be volatile. Until the U.S. sees a turn in corporate profits, the market will be apt to move erratically, occasionally giving up gains in the short term. We believe we have built a portfolio of high-quality companies that are leaders in their markets. We also feel that the Series is positioned to perform well as the economy rebounds from a recession in the months to come.

                      Performance of a $10,000 Investment
                  December 31, 1991 through December 31, 2001

                         Growth and Income
                         Series (Standard
                         Class Shares)             S&P 500
                         -----------------         -------
          Dec. '91           $10,000               $10,000
          Dec. '92           $10,880               $10,762
          Dec. '93           $12,560               $11,846
          Dec. '94           $12,535               $12,003
          Dec. '95           $17,062               $16,514
          Dec. '96           $20,594               $20,305
          Dec. '97           $26,978               $27,079
          Dec. '98           $30,040               $34,817
          Dec. '99           $29,145               $42,147
          Dec. '00           $32,447               $38,310
          Dec. '01           $31,185               $33,757

                               Growth and Income Series
                             Average Annual Total Returns
                          ------------------------------------
                          Standard Class         Service Class
                             Shares*                Shares**
Lifetime                    +10.45%                  +7.37%
10 Years                    +12.05%                    --
Five Years                   +8.65%                    --
One Year                     -3.89%                  -4.03%

For the periods ended December 31, 2001

 * Commenced operations on July 28, 1988.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Growth and Income Series Standard Class shares and the S&P 500 Index for the 10-year period from December 31, 1991 through December 31, 2001. All distributions were reinvested. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the Growth and Income Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.
                                                             Growth and Income-1

Delaware Group Premium Fund-Growth and Income Series
Statement of Net Assets
December 31, 2001

                                                          Number of      Market
                                                           Shares        Value

COMMON STOCK-97.25%
Aerospace & Defense-1.54%
Boeing .........................................          69,400     $ 2,691,332
Northrop Grumman ...............................          28,100       2,832,761
                                                                     -----------
                                                                       5,524,093
                                                                     -----------
Automobiles & Automotive Parts-1.31%
General Motors .................................          96,300       4,680,180
                                                                     -----------
                                                                       4,680,180
                                                                     -----------
Banking & Finance-15.89%
Bank of America ................................         125,111       7,875,737
Bank of New York ...............................         156,600       6,389,280
Citigroup ......................................         196,100       9,899,129
J.P. Morgan Chase ..............................         226,970       8,250,360
Mellon Financial ...............................         174,100       6,549,642
Merrill Lynch ..................................          83,500       4,352,020
Morgan Stanley Dean Witter .....................          77,300       4,324,162
PNC Financial Services Group ...................          66,100       3,714,820
Wells Fargo ....................................         126,600       5,500,770
                                                                     -----------
                                                                      56,855,920
                                                                     -----------
Cable, Media & Publishing-2.72%
Gannett ........................................          65,100       4,376,673
Knight-Ridder ..................................          38,900       2,525,777
McGraw-Hill ....................................          46,300       2,823,374
                                                                     -----------
                                                                       9,725,824
                                                                     -----------
Chemicals-3.32%
Air Products & Chemicals .......................         113,000       5,300,830
Dow Chemical ...................................          94,200       3,182,076
Du Pont (E.I.) de Nemours ......................          79,700       3,388,047
                                                                     -----------
                                                                      11,870,953
                                                                     -----------
Computers & Technology-10.17%
Adobe Systems ..................................          82,600       2,564,730
Automatic Data Processing ......................          72,700       4,282,030
Compaq Computer ................................         569,500       5,558,320
First Data .....................................          71,900       5,640,555
International Business Machines ................          39,500       4,777,920
+Microsoft .....................................          80,500       5,334,735
+Oracle ........................................         232,800       3,214,968
Pitney Bowes ...................................         133,300       5,013,413
                                                                     -----------
                                                                      36,386,671
                                                                     -----------
Consumer Products-1.57%
Procter & Gamble ...............................          70,900       5,610,317
                                                                     -----------
                                                                       5,610,317
                                                                     -----------
Electronics & Electrical Equipment-8.45%
Emerson Electric ...............................          67,900       3,877,090
General Electric ...............................         230,500       9,238,440
Intel ..........................................         109,100       3,431,195
Johnson Controls ...............................          22,400       1,808,800
Minnesota Mining & Manufacturing ...............          66,900       7,908,249
+National Semiconductor ........................         129,900       3,999,621
                                                                     -----------
                                                                      30,263,395
                                                                     -----------

Energy-9.72%
*Baker Hughes ..................................          97,300       3,548,531
+BJ Services ...................................          82,300       2,670,635
Burlington Resources ...........................         123,700       4,643,698
ChevronTexaco ..................................          42,400       3,799,464
*Diamond Offshore Drilling .....................         157,700       4,794,080


                                                         Number of      Market
                                                          Shares        Value
   COMMON STOCK (Continued)
   Energy (Continued)

El Paso ........................................         142,500     $ 6,356,925
Exxon Mobil ....................................          71,706       2,818,046
Kerr-McGee .....................................          50,000       2,740,000
USX-Marathon Group .............................         113,800       3,414,000
                                                                     -----------
                                                                      34,785,379
                                                                     -----------
Food, Beverage & Tobacco-5.13%
Anheuser-Busch .................................         159,600       7,215,516
Kraft Foods Class A ............................         169,100       5,754,473
Pepsico ........................................         110,900       5,399,721
                                                                     -----------
                                                                      18,369,710
                                                                     -----------
Healthcare & Pharmaceuticals-7.00%
Abbott Laboratories ............................          57,300       3,194,475
Baxter International ...........................          66,900       3,587,847
Bristol-Myers Squibb ...........................         120,200       6,130,200
HCA ............................................          68,800       2,651,552
Merck & Company ................................          86,400       5,080,320
Schering-Plough ................................         123,000       4,404,630
                                                                     -----------
                                                                      25,049,024
                                                                     -----------
Industrial Machinery-1.02%
Caterpillar ....................................          70,100       3,662,725
                                                                     -----------
                                                                       3,662,725
                                                                     -----------
Insurance-7.37%
Allstate .......................................         131,300       4,424,810
Chubb ..........................................          92,500       6,382,500
John Hancock Financial Services ................         116,300       4,803,190
Marsh & McLennan ...............................          51,000       5,479,950
XL Capital Class A .............................          58,000       5,298,880
                                                                     -----------
                                                                      26,389,330
                                                                     -----------
Leisure, Lodging & Entertainment-2.81%
Carnival .......................................         260,800       7,323,264
Walt Disney ....................................         132,500       2,745,400
                                                                     -----------
                                                                      10,068,664
                                                                     -----------
Metals & Mining-1.48%
Alcoa ..........................................         148,800       5,289,840
                                                                     -----------
                                                                       5,289,840
                                                                     -----------
Paper & Forest Products-4.40%
Georgia-Pacific ................................         119,200       3,291,112
International Paper ............................         130,567       5,268,378
Kimberly-Clark .................................         120,000       7,176,000
                                                                     -----------
                                                                      15,735,490
                                                                     -----------
Retail-4.43%
+Federated Department Stores ...................         135,300      5,533,770
McDonald's .....................................         165,000      4,367,550
Target .........................................         145,500      5,972,775
                                                                      ----------
                                                                      15,874,095
                                                                      ----------
Telecommunications-4.65%
BellSouth ......................................          82,100      3,132,115
*Cable & Wireless ADR ..........................         234,500      3,472,945
SBC Communications .............................         164,924      6,460,073
Verizon Communications .........................          75,570      3,586,552
                                                                      ----------
                                                                      16,651,685
                                                                      ----------
Transportation & Shipping-1.28%
Union Pacific ..................................          80,200      4,571,400
                                                                      ----------
                                                                       4,571,400
                                                                      ----------

                                                             Growth and Income-2

Growth and Income Series
Statement of Net Assets (Continued)

                                                        Number of      Market
                                                         Shares        Value
   COMMON STOCK (Continued)
   Utilities-2.99%
Dominion Resources-Virginia ....................         106,400     $ 6,394,640
Duke Energy ....................................         110,200       4,326,452
                                                                     -----------
                                                                      10,721,092
                                                                     -----------
Total Common Stock (cost $305,452,424) .........                     348,085,787
                                                                     -----------

   Principal
   Amount
Repurchase Agreements-3.41%
   With BNP Paribas 1.65%
     1/2/02 (dated 12/31/01,
     collateralized by $538,000
     U.S. Treasury Bills due
     2/21/02, market value
     $536,685 and $1,052,000
     U.S. Treasury Notes 5.50%
     due 1/31/03, market value
     $1,113,027 and $2,466,000
     U.S. Treasury Notes 10.75%
     due 8/15/05, market value
     $3,113,108)...............................       $4,648,000       4,648,000



                                                         Principal      Market
                                                          Amount        Value

Repurchase Agreements (Continued)
   With J.P. Morgan Chase 1.60% 1/2/02
   (dated 12/31/01, collateralized by
   $2,971,000 U.S. Treasury Notes
   3.25% due 12/31/03, market
   value $2,980,525) ..........................        $2,905,000     $2,905,000

   With UBS Warburg 1.68% 1/2/02
   (dated 12/31/01, collateralized by
   $3,587,000 U.S. Treasury Notes
   6.50% due 2/28/02, market value
   $3,696,467 and $995,000 U.S.
   Treasury Notes 6.25%  due 7/31/02,
   market value $1,046,405) ...................         4,648,000      4,648,000
                                                                     -----------
Total Repurchase Agreements
   (cost $12,201,000)                                                 12,201,000
                                                                     -----------

Total Market Value of Securities-100.66% (cost $317,653,424)....   360,286,787

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.66%).........   (2,370,050)
                                                                   -----------

NET ASSETS APPLICABLE TO 22,085,679 SHARES OUTSTANDING-100.00%..  $357,916,737
                                                                   ===========

NET ASSET VALUE-GROWTH AND INCOME SERIES
  STANDARD CLASS ($355,015,119 / 21,906,565 shares).............        $16.21
                                                                        ======

NET ASSET VALUE-GROWTH AND INCOME SERIES
  SERVICE CLASS ($2,901,618 / 179,114 shares)...................        $16.20
                                                                        ======

Components of Net Assets at December 31, 2001:
Shares of beneficial interest (unlimited authorization-no par)..  $352,177,011
Undistributed net investment income.............................     4,932,424
Accumulated net realized loss on investments....................   (41,826,061)
Net unrealized appreciation of investments......................    42,633,363
                                                                   -----------
Total net assets................................................  $357,916,737
                                                                  ============
-----------------
    ADR-American Depositary Receipts
 +  Non-income producing security for the year ended December 31, 2001.
 *  Fully or partially on loan. See Note # 7 in "Notes to Financial
    Statements".

                             See accompanying notes


                                                             Growth and Income-3

Delaware Group Premium Fund-
Growth and Income Series
Statement of Operations
Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends .................................   $  7,172,694
Interest ..................................        220,775
Security lending income ...................         69,942
                                              ------------
                                                 7,463,411
                                              ------------
EXPENSES:
Management fees ...........................      2,401,156
Accounting and administration expenses ....        161,527
Reports and statements to shareholders ....         68,716
Dividend disbursing and transfer agent fees
   and expenses ...........................         34,031
Custodian fees ............................         18,546
Professional fees .........................         15,250
Trustees' fees ............................          5,600
Distribution expense-Service Class ........          2,464
Other .....................................         15,834
                                              ------------
                                                 2,723,124
Less expenses absorbed or waived ..........       (184,704)
Less expenses paid indirectly .............         (8,866)
                                              ------------
Total expenses ............................      2,529,554
                                              ------------
NET INVESTMENT INCOME .....................      4,933,857
                                              ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments ..........     11,771,272
Net change in unrealized appreciation /
   depreciation of investments ............    (32,530,753)
                                              ------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS .........................    (20,759,481)
                                              ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................   $(15,825,624)
                                              ============

                             See accompanying notes

Delaware Group Premium Fund-
Growth and Income Series
Statements of Changes in Net Assets

                                                     Year Ended
                                             12/31/01        12/31/00
                                         --------------    ---------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .................   $   4,933,857    $   7,004,498
Net realized gain (loss) on investments      11,771,272      (39,720,935)
Net change in unrealized appreciation /
   depreciation of investments ........     (32,530,753)      67,250,406
                                          -------------    -------------
Net increase (decrease) in net assets
   resulting from operations ..........     (15,825,624)      34,533,969
                                          -------------    -------------

DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class .....................        (707,536)      (6,931,435)
   Service Class ......................            (864)          (1,097)
Net realized gain on investments:
   Standard Class .....................            --        (37,472,692)
   Service Class ......................            --               --
                                          -------------    -------------
                                               (708,400)     (44,405,224)
                                          -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class .....................     187,187,722       84,053,141
   Service Class ......................       2,974,849          573,945
Net asset value of shares issued upon
   reinvestment of dividends and
   distributions:
   Standard Class .....................         707,536       44,404,127
   Service Class ......................             864            1,097
                                          -------------    -------------
                                            190,870,971      129,032,310
                                          -------------    -------------
Cost of shares repurchased:
   Standard Class .....................    (216,848,480)    (220,054,204)
   Service Class ......................        (434,649)        (172,386)
                                          -------------    -------------
                                           (217,283,129)    (220,226,590)
                                          -------------    -------------
Decrease in net assets derived from
   capital share transactions .........     (26,412,158)     (91,194,280)
                                          -------------    -------------

NET DECREASE IN NET ASSETS ............     (42,946,182)    (101,065,535)

NET ASSETS:
Beginning of period ...................     400,862,919      501,928,454
                                          -------------    -------------
End of period .........................   $ 357,916,737    $ 400,862,919
                                          =============    =============

See accompanying notes


                                                             Growth and Income-4

Delaware Group Premium Fund-Growth and Income Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                    Growth and Income Series Standard Class
                                                                                   Year Ended
                                                             12/31/01      12/31/00    12/31/99     12/31/98    12/31/97
                                                            -------------------------------------------------------------
Net asset value, beginning of period ....................     $16.910     $17.020      $19.420     $18.800      $15.980

Income (loss) from investment operations:
Net investment income(1) ................................       0.217       0.268        0.323       0.361        0.324
Net realized and unrealized gain (loss) on investments ..      (0.886)      1.329       (0.882)      1.636        4.216
                                                              -------     -------      -------     -------      --------
Total from investment operations ........................      (0.669)      1.597       (0.559)      1.997        4.540
                                                              -------     -------      -------     -------      --------

Less dividends and distributions from:
Net investment income ...................................      (0.031)     (0.275)      (0.361)     (0.327)      (0.370)
Net realized gain on investments ........................       -          (1.432)      (1.480)     (1.050)      (1.350)
                                                              -------     -------      -------     -------      --------
Total dividends and distributions .......................      (0.031)     (1.707)      (1.841)     (1.377)      (1.720)
                                                              -------     -------      -------     -------      --------

Net asset value, end of period ..........................     $16.210     $16.910      $17.020     $19.420      $18.800
                                                              =======     =======      =======     =======      ========

Total return(2) .........................................      (3.89%)     11.33%       (2.98%)     11.35%       31.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .................    $355,015    $440,442     $501,928    $579,907     $401,402
Ratio of expenses to average net assets .................       0.68%       0.68%        0.71%       0.71%        0.71%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ..............       0.73%       0.68%        0.71%       0.71%        0.71%
Ratio of net investment income to average net assets ....       1.34%       1.75%        1.75%       2.00%        2.02%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly ...       1.29%       1.75%        1.75%       2.00%        2.02%
Portfolio turnover ......................................        102%         80%          92%         81%          54%

(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvesment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

                                                             Growth and Income-5

Growth and Income Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                              Growth and Income Series
                                                                   Service Class
                                                                Year         5/1/00(1)
                                                                Ended           to
                                                              12/31/01       12/31/00
                                                             ----------     ----------

Net asset value, beginning of period .....................   $   16.910     $   14.640

Income (loss) from investment operations:
Net investment income(2) .................................        0.193          0.167
Net realized and unrealized gain (loss) on investments ...       (0.886)         2.353
                                                             ----------     ----------
Total from investment operations .........................       (0.693)         2.520
                                                             ----------     ----------

Less dividends and distributions from:
Net investment income ....................................       (0.017)        (0.250)
                                                             ----------     ----------
Total dividends and distributions ........................       (0.017)        (0.250)
                                                             ----------     ----------

Net asset value, end of period ...........................   $   16.200     $   16.910
                                                             ==========     ==========

Total return(3) ..........................................        (4.03%)        17.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..................   $    2,902     $      421
Ratio of expenses to average net assets ..................         0.83%          0.79%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ...............         0.88%          0.79%
Ratio of net investment income to average net assets .....         1.19%          1.63%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly ....         1.14%          1.63%
Portfolio turnover .......................................          102%            80%



(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes


                                                             Growth and Income-6

Delaware Group Premium Fund-Growth and Income Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Growth and Income Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek capital appreciation with current income as a secondary objective.


1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $8,866 for the year ended December 31, 2001. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".


2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion. DMC has elected to waive the management fee to 0.60%, indefinitely.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2002. No reimbursement was due for the year ended December 31, 2001.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.


                                                             Growth and Income-7

Growth and Income Series
Notes to Financial Statements (Continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (Continued)

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                            Dividend disbursing,            Other
        Investment          transfer agent fees,          expenses
        management             accounting                  payable
       fee payable to        and other expenses             to DMC
          DMC                   payable to DSC          and affiliates
       ---------------      -------------------         ----------------

       $181,167                $18,201                     $50,240

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

   Purchases                                         $371,068,774
   Sales                                             $395,919,770

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                               Aggregate      Aggregate
            Cost of           unrealized      unrealized        Net unrealized
          investments        appreciation    depreciation        appreciation
         -------------       -------------   -------------      ---------------
         $322,152,178        $46,086,394     $(7,951,785)       $38,134,609

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                      2001                   2000
                                   -------              -------------
Ordinary income                    $708,400              $7,633,313
Long-term capital gain                   --              36,771,911
                                   -------              -------------
Total                              $708,400             $44,405,224
                                   -------              -------------

As of December 31, 2001, the components of net assets on a tax basis were as follows:

Paid in capital                                      $352,177,011
Undistributed ordinary income                           4,932,424
Capital loss carryforwards                            (37,327,307)
Unrealized appreciation                                38,134,609
                                                     ------------
Net assets                                           $357,916,737
                                                     ------------

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $37,327,307 expires in 2008.


                                                             Growth and Income-8

Growth and Income Series
Notes to Financial Statements (Continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                         Year          Year
                                         Ended         Ended
                                       12/31/01       12/31/00
                                     -----------    -----------
Shares sold:
   Standard Class ................    11,462,705      5,426,132
   Service Class .................       182,410         35,041

Shares issued upon reinvestment of
dividends and distributions:
   Standard Class ................        46,671      3,107,652
   Service Class .................            57             68
                                     -----------    -----------
                                      11,691,843      8,568,893
                                     -----------    -----------
Shares repurchased:
   Standard Class ................   (13,289,706)   (14,333,714)
   Service Class .................       (28,243)       (10,219)
                                     -----------    -----------
                                     (13,317,949)   (14,343,933)
                                     -----------    -----------

Net decrease .....................    (1,626,106)    (5,775,040)
                                     ===========    ===========

6. Line of Credit

The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

7. Securities Lending

The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 2001 were as follows:

             Market Value of                Market Value of
           Securities on Loan                  Collateral
           ------------------               -----------------
               $6,723,244                     $6,912,500

8. Tax Information (Unaudited)

For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

      (A)                  (B)
   Long-Term              Ordinary         (C)
  Capital Gains            Income         Total                 (D)
  Distributions        Distributions    Distributions        Qualifying
  (Tax Basis)           (Tax Basis)     (Tax Basis)         Dividends(1)

      --                  100%              100%                100%

--------------
 (A) and (B) are based on a percentage of the Series' total distributions.
 (D) is based on a percentage of ordinary income of the Series.
 (1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


                                                             Growth and Income-9

Delaware Group Premium Fund-Growth and Income Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Growth and Income Series

We have audited the accompanying statement of net assets of Growth and Income Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth and Income Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 2002




                                                            Growth and Income-10

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
October 29, 1948                                                       United Asset
                                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
January 8, 1940               Officer and            2 Years -         at different times                          Convertible
                              Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------

Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
October 1, 1927                                                        (1989 - Present)
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
August 7, 1937                                                                                                    President/
                                                                                                                  Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
May 28, 1960                                                           1995 - Present)                            Sovereign Bank
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
December 7, 1938                                                       (1990 - Present)
                                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.
(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.


                                                            Growth and Income-11


Trustees
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
November 1, 1940                                                       (1994 - 1999)                              Director -
                                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
February 25, 1936                                                      Present) (Small                            Director - ACI
                                                                       Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
July 31, 1948                                                          (July 1995 -
                                                                       Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
June 29, 1949                 Officer - Equity                         - Equity of
                                                                       Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------


                                                            Growth and Income-12

Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
March 10, 1963                Income                                   Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
September 30, 1957            Administrative Officer                   at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
November 26, 1957             and Secretary                            at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
August 18, 1962                                                        at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.



                                                            Growth and Income-13

FOR CAPITAL APPRECIATION

Growth Opportunities Series

Portfolio Snapshot
         The past fiscal year saw significant declines in stock prices, driven by a slowdown in overall economic activity and concerns about the prospects for future economic growth. Although all major equity indexes posted negative returns for the period, growth stocks were hit particularly hard, as investors reassessed their methods of valuing growth stocks.
         Stocks in all industries were impacted by the economic downturn, and all 11 sectors within the Russell Midcap Growth Index were down for the year. Our mid-capitalization portfolio was down substantially as well for the year, with a -15.78% return (Standard Class shares with distributions reinvested) that bettered that of the benchmark Russell Midcap Growth Index.
         During the fourth quarter of 2001, the market did turn in much improved performance. Following the September 11 terrorist attacks, we used the decline in stock prices as an opportunity to reposition the portfolio. Because of the near universal declines in prices during September, especially in the technology sector, we have increased our positions in companies that we believed would bounce back the strongest. This included adding a number of quality names that previously fell outside of our valuation parameters.

Investment Outlook
         In our opinion, we remain positioned for an economic rebound. We believe that the fiscal and monetary stimulus pumped into the economy during 2001 warrants a bright long-term outlook for the economy.
         We will continue to execute the disciplined process of investing in market leaders with what we believe are the strongest growth prospects. We will monitor the market and economic environments, and strive to provide long-term return.

Performance of a $10,000 Investment
December 31, 1991 through December 31, 2001

                      Growth Opportunities Series    Russell Midcap
                        (Standard Class Shares)       Growth Index
                        -----------------------       ------------
           Dec. '91            $10,000                  $10,000
           Dec. '92            $10,199                  $10,872
           Dec. '93            $11,378                  $12,088
           Dec. '94            $10,976                  $11,828
           Dec. '95            $14,217                  $15,848
           Dec. '96            $16,272                  $18,617
           Dec. '97            $18,696                  $22,814
           Dec. '98            $22,213                  $26,890
           Dec. '99            $36,195                  $40,681
           Dec. '00            $33,111                  $35,902
           Dec. '01            $27,886                  $28,666


                          Growth Opportunities Series
                          Average Annual Total Returns
--------------------------------------------------------------------------------
                                             Standard Class  Service Class
                                                 Shares*        Shares**
Lifetime                                         +11.32%        -17.91%
10 Years                                         +10.80%            --
Five Years                                       +11.37%            --
One Year                                         -15.78%        -15.94%

For the periods ended December 31, 2001

*  Commenced operations on July 12, 1991.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Growth Opportunities Series Standard Class shares and the Russell Midcap Growth Index for the 10-year period from December 31, 1991 through December 31, 2001. All distributions were reinvested. Returns plotted on the chart were as of the last day of each month shown. The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the Growth Opportunities Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                          Growth Opportunities-1

Delaware Group Premium Fund-Growth Opportunities Series
Statement of Net Assets
December 31, 2001

                                                        Number of       Market
                                                         Shares          Value
COMMON STOCK-95.32%
Banking & Finance-17.70%
+Concord EFS                                              66,100     $ 2,166,758
Countrywide Credit Industry                              141,200       5,784,963
Lehman Brothers                                           63,100       4,215,080
Synovus Financial                                        207,100       5,187,855
TCF Financial                                             92,900       4,457,342
Zions Bancorp                                             74,600       3,922,468
                                                                      ----------
                                                                      25,734,466
                                                                      ----------
Basic Industry/Capital Goods-4.51%
+Mettler-Toledo International                             37,000       1,918,450
PerkinElmer                                              132,500       4,640,150
                                                                      ----------
                                                                       6,558,600
                                                                      ----------
Buildings & Materials-1.82%
Lennar                                                    56,400       2,640,648
                                                                      ----------
                                                                       2,640,648
                                                                      ----------

Business Services-4.44%
Cintas                                                    36,600       1,771,074
+Lamar Advertising                                        59,600       2,523,464
+Robert Half International                                81,100       2,165,370
                                                                      ----------
                                                                       6,459,908
                                                                      ----------
Cable, Media & Publishing-7.18%
+*Adelphia Communications Class A                        231,100       7,205,698
+*Charter Communications Class A                         196,900       3,235,067
                                                                      ----------
                                                                      10,440,765
                                                                      ----------
Computers & Technology-10.84%
+Altera                                                   92,700       1,967,094
+Brocade Communications Systems                           47,100       1,559,952
+*Extreme Networks                                        76,800         990,720
+Lam Research                                             58,500       1,358,370
+Novellus Systems                                         42,300       1,668,735
+ONI Systems                                             213,900       1,341,153
+Peregrine Systems                                       175,200       2,598,216
+*Sonus Networks                                         161,000         743,820
+VeriSign                                                 42,000       1,597,680
+VERITAS Software                                         43,150       1,933,983
                                                                      ----------
                                                                      15,759,723
                                                                      ----------
Energy-2.18%
+Cooper Cameron                                           78,500       3,168,260
                                                                      ----------
                                                                       3,168,260
                                                                      ----------

                                                        Number of       Market
                                                         Shares          Value

COMMON STOCK (Continued)
Food, Beverage & Tobacco-2.48%
Darden Restaurants                                       101,900     $ 3,607,260
                                                                      ----------
                                                                       3,607,260
                                                                      ----------
Healthcare & Pharmaceuticals-7.79%
Allergan                                                  20,500       1,538,525
AmerisourceBergen Class A                                  7,800         495,690
+*Cephalon                                                33,100       2,501,864
+Genentech                                                63,800       3,461,150
+Invitrogen                                               24,700       1,529,671
+Medimmune                                                39,000       1,807,650
                                                                      ----------
                                                                      11,334,550
                                                                      ----------
Insurance-15.09%
ACE Limited                                              130,600       5,243,590
Ambac Financial Group                                     93,300       5,398,338
MGIC Investment                                           74,000       4,567,280
*PartnerRe                                                72,200       3,898,800
+Willis Group Holdings                                   120,600       2,840,130
                                                                      ----------
                                                                      21,948,138
                                                                      ----------
Leisure, Lodging & Entertainment-3.63%
+Brinker International                                   100,600       2,993,856
Host Marriott                                             88,400         795,600
Marriott International Class A                            36,800       1,495,920
                                                                      ----------
                                                                       5,285,376
                                                                      ----------
Real Estate-2.11%
LNR Property                                              98,200       3,061,876
                                                                      ----------
                                                                       3,061,876
                                                                      ----------
Retail-12.87%
+Bed Bath & Beyond                                       167,000       5,661,300
+Dollar Tree Stores                                      120,950       3,738,565
+Kohl's                                                   83,600       5,888,784
+Office Depot                                            109,000       2,020,860
+Staples                                                  75,300       1,408,110
                                                                      ----------
                                                                      18,717,619
                                                                      ----------
Telecommunications-2.68%
+Applied Micro Circuits                                  168,900       1,911,948
+Juniper Networks                                         31,300         593,135
+Network Appliance                                        63,900       1,397,493
                                                                      ----------
                                                                       3,902,576
                                                                      ----------
Total Common Stock
(cost $123,698,918)                                                  138,619,765
                                                                     -----------


                                                          Growth Opportunities-2

Growth Opportunities Series
Statement of Net Assets (Continued)

                                                       Principal        Market
                                                         Amount          Value
Repurchase Agreements-4.83%
With BNP Paribas 1.65% 1/2/02
   (dated 12/31/01, collateralized by
   $310,000 U.S. Treasury Bills due
   2/21/02, market value $308,788
   and $605,000 U.S. Treasury
   Notes 5.50% due 1/31/03, market
   value $640,395 and $1,418,000
   U.S. Treasury Notes 10.75% due
    8/15/05, market value $1,791,166)                  $2,674,000     $2,674,000
With J.P. Morgan Chase 1.60%
   1/2/02 (dated 12/31/01, collateralized
   by $1,710,000 U.S. Treasury Notes
   3.25% due 12/31/03, market
   value $1,714,883)                                    1,672,000      1,672,000

                                                       Principal        Market
                                                         Amount          Value

Repurchase Agreements (Continued)
With UBS Warburg 1.68% 1/2/02
   (dated 12/31/01, collateralized by
   $2,064,000 U.S. Treasury
   Notes 6.50% due 2/28/02, market
   value $2,126,809 and $572,000
   U.S. Treasury Notes 6.25%
   due 7/31/02, market value $602,063)                 $2,674,000     $2,674,000
                                                                      ----------
Total Repurchase Agreements
   (cost $7,020,000)                                                   7,020,000
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES-100.15% (cost $130,718,918) .............................     145,639,765

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.15%) ..................................        (220,453)
                                                                                             -------------
NET ASSETS APPLICABLE TO 9,695,232 SHARES OUTSTANDING-100.00% ............................   $ 145,419,312
                                                                                             =============
NET ASSET VALUE-GROWTH OPPORTUNITIES SERIES STANDARD CLASS ($117,526,667/7,831,907 shares)   $       15.01
                                                                                             =============
NET ASSET VALUE-GROWTH OPPORTUNITIES SERIES SERVICE CLASS ($27,892,645/1,863,325 shares) .   $       14.97
                                                                                             =============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2001:
Shares of beneficial interest (unlimited authorization-no par) ...........................   $ 151,334,024
Accumulated net realized loss on investments .............................................     (20,835,559)
Net unrealized appreciation of investments ...............................................      14,920,847
                                                                                             -------------
Total net assets .........................................................................   $ 145,419,312
                                                                                             =============

----------
+Non-income producing security for the year ended December 31, 2001.
*Fully or partially on loan. See Note #7 in "Notes to Financial Statements."

                             See accompanying notes


                                                          Growth Opportunities-3

Delaware Group Premium Fund-
Growth Opportunities Series
Statement of Operations
Year Ended December 31, 2001




INVESTMENT INCOME:
Dividends ...................................................      $    674,044
Interest ....................................................           533,974
Security lending income .....................................            65,986
                                                                   ------------
                                                                      1,274,004
                                                                   ------------
EXPENSES:
Management fees .............................................         1,206,684
Accounting and administration expenses ......................            72,149
Distribution expense-Service Class ..........................            40,930
Professional fees ...........................................            25,978
Dividend disbursing and transfer agent fees
   and expenses .............................................            24,040
Custodian fees ..............................................            19,136
Reports and statements to shareholders ......................            16,300
Trustees' fees ..............................................             6,000
Registration fees ...........................................             5,850
Taxes (other than taxes on income) ..........................             2,207
Other .......................................................            33,300
                                                                   ------------
                                                                      1,452,574

Less expenses absorbed or waived ............................           (36,042)
Less expenses paid indirectly ...............................            (4,251)
                                                                   ------------
Total expenses ..............................................         1,412,281
                                                                   ------------
NET INVESTMENT LOSS .........................................          (138,277)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
Net realized loss on investments ............................       (19,916,068)
Net change in unrealized appreciation/depreciation
   of investments ...........................................       (14,243,987)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ...........................................       (34,160,055)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..........................................      $(34,298,332)
                                                                   ============

                             See accompanying notes

Delaware Group Premium Fund-
Growth Opportunities Series
Statements of Changes in Net Assets

                                                              Year Ended
                                                      12/31/01          12/31/00
                                                    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment loss .............................   $    (138,277)   $    (873,523)
Net realized gain (loss) on investments .........     (19,916,068)      39,878,145
Net change in unrealized appreciation /
   depreciation of investments ..................     (14,243,987)     (60,048,010)
                                                    -------------    -------------
Net decrease in net assets resulting
   from operations ..............................     (34,298,332)     (21,043,388)
                                                    -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net realized gain on investments:
   Standard Class ...............................     (33,514,750)     (23,169,557)
   Service Class ................................      (6,742,377)              --
                                                    -------------    -------------
                                                      (40,257,127)     (23,169,557)
                                                    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ...............................       4,893,748       42,388,484
   Service Class ................................      39,418,561       34,094,221
Net asset value of shares issued upon
reinvestment of dividends and distributions:
   Standard Class ...............................      33,514,750       23,169,557
   Service Class ................................       6,742,377               --
                                                    -------------    -------------
                                                       84,569,436       99,652,262
                                                    -------------    -------------
Cost of shares repurchased:
   Standard Class ...............................     (38,348,021)     (61,752,984)
   Service Class ................................     (34,375,706)      (1,619,116)
                                                    -------------    -------------
                                                      (72,723,727)     (63,372,100)
                                                    -------------    -------------
Increase in net assets derived from
   capital share transactions ...................      11,845,709       36,280,162
                                                    -------------    -------------

NET DECREASE IN NET ASSETS ......................     (62,709,750)      (7,932,783)

NET ASSETS:
Beginning of period .............................     208,129,062      216,061,845
                                                    -------------    -------------
End of period ...................................   $ 145,419,312    $ 208,129,062
                                                    =============    =============

                             See accompanying notes



                                                          Growth Opportunities-4

Delaware Group Premium Fund-Growth Opportunities Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                       Growth Opportunities Series Standard Class
                                                                                       Year Ended

                                                           12/31/01      12/31/00       12/31/99       12/31/98       12/31/97
                                                         ----------------------------------------------------------------------
Net asset value, beginning of period .................   $   23.990     $   28.550     $   18.550     $   17.270     $   15.890

Income (loss) from investment operations:
Net investment loss(1) ...............................       (0.010)        (0.106)        (0.055)        (0.026)        (0.010)
Net realized and unrealized gain (loss) on investments       (4.209)        (1.459)        11.055          2.901          2.260
                                                         ----------     ----------     ----------     ----------     ----------
Total from investment operations .....................       (4.219)        (1.565)        11.000          2.875          2.250
                                                         ----------     ----------     ----------     ----------     ----------
Less dividends and distributions from:
Net realized gain on investments .....................       (4.761)        (2.995)        (1.000)        (1.595)        (0.870)
                                                         ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ....................       (4.761)        (2.995)        (1.000)        (1.595)        (0.870)
                                                         ----------     ----------     ----------     ----------     ----------

Net asset value, end of period .......................   $   15.010     $   23.990     $   28.550     $   18.550     $   17.270
                                                         ==========     ==========     ==========     ==========     ==========

Total return(2) ......................................       (15.78%)        (8.52%)        62.94%         18.81%         14.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..............   $  117,527     $  180,008     $  216,062     $  130,548     $  110,455
Ratio of expenses to average net assets ..............         0.85%          0.84%          0.82%          0.80%          0.80%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly ...         0.87%          0.84%          0.82%          0.86%          0.87%
Ratio of net investment loss to average net assets ...        (0.06%)        (0.36%)        (0.27%)        (0.16%)        (0.06%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses
   paid indirectly ...................................        (0.08%)        (0.36%)        (0.27%)        (0.22%)        (0.13%)
Portfolio turnover ...................................          117%           128%           132%           142%           134%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                          Growth Opportunities-5

Growth Opportunities Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

   Growth Opportunities Series Service Class

                                                                          Year          5/1/00(1)
                                                                         Ended             to
                                                                        12/31/01        12/31/00
                                                                      -----------     -----------
Net asset value, beginning of period ..............................   $    23.980     $    28.020

Loss from investment operations:
Net investment loss(2) ............................................        (0.033)         (0.087)
Net realized and unrealized loss on investments ...................        (4.216)         (3.953)
                                                                      -----------     -----------
Total from investment operations ..................................        (4.249)         (4.040)
                                                                      -----------     -----------
Less dividends and distributions from:
Net realized gain on investments ..................................        (4.761)             --
                                                                      -----------     -----------
Total dividends and distributions .................................        (4.761)             --
                                                                      -----------     -----------

Net asset value, end of period ....................................   $    14.970     $    23.980
                                                                      ===========     ===========

Total return(3) ...................................................        (15.94%)        (14.42%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...........................   $    27,893     $    28,122
Ratio of expenses to average net assets ...........................          1.00%           0.99%
Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly ...................................          1.02%           0.99%
Ratio of net investment loss to average net assets ................         (0.21%)         (0.47%)
Ratio of net investment loss to average net assets prior to
   expense limitation and expenses paid indirectly ................         (0.23%)         (0.47%)
Portfolio turnover ................................................           117%            128%

----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                          Growth Opportunities-6

Delaware Group Premium Fund-Growth Opportunities Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Growth Opportunities Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies. The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange
(NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,861 for the year ended December 31, 2001. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2001 were approximately $390. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2002.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.


                                                          Growth Opportunities-7

Growth Opportunities Series
Notes to Financial Statements (Continued)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (Continued)

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                                        Dividend disbursing       Other
  Investment                            transfer agent fees,     expenses
  management                                 accounting          payable
fee payable to                           and other expenses       to DMC
    DMC                                    payable to DSC    and affiliates
--------------                          -------------------  --------------
 $85,111                                       $5,954             $23,211

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases .........................................                 $175,074,485
Sales .............................................                 $190,401,679

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                  Aggregate      Aggregate
     Cost of                      unrealized     unrealized     Net unrealized
   investments                   appreciation   depreciation     appreciation
   -----------                   ------------   ------------     ------------
   $134,445,785                  $24,128,561    $(12,934,581)     $11,193,980

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                                    2001                2000
                                                    ----                ----
Ordinary income ........................         $        --         $ 5,441,116
Long-term capital gain .................          40,257,127          17,728,441
                                                 -----------         -----------
Total ..................................         $40,257,127         $23,169,557
                                                 ===========         ===========

As of December 31, 2001, the components of net assets on a tax basis were as follows:

Paid in capital .............   $ 151,334,025
Undistributed ordinary income       9,247,337
Undistributed long-term gains       5,619,801
Post-October losses .........     (31,975,831)
Unrealized appreciation .....      11,193,980
                                -------------
Net assets ..................   $ 145,419,312
                                =============

Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.


                                                          Growth Opportunities-8

Growth Opportunities Series
Notes to Financial Statements (Continued)

5. Capital Shares

Transactions in capital shares were as follows:

                                                     Year                 Year
                                                     Ended               Ended
                                                    12/31/01            12/31/00
                                                   ---------           ---------
Shares sold:
   Standard Class ......................             268,982           1,421,824
   Service Class .......................           2,316,204           1,231,024

Shares issued upon reinvestment of dividends
  and distributions:
   Standard Class ......................           2,435,665             685,896
   Service Class .......................             490,712                  --
                                                   ---------           ---------
                                                   5,511,563           3,338,744
                                                   ---------           ---------
Shares repurchased:
   Standard Class ......................          (2,375,700)         (2,173,159)
   Service Class .......................          (2,116,362)            (58,253)
                                                   ---------           ---------
                                                  (4,492,062)         (2,231,412)
                                                   ---------           ---------

Net increase ...........................           1,019,501           1,107,332
                                                   =========           =========

6. Line of Credit

The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

7. Securities Lending

The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 2001 were as follows:

                         Market value              Market
                        of securities             value of
                          on loan                collateral
                        -----------              -----------
                        $10,931,526              $11,054,100

8. Credit and Market Risk

The Series invests a significant portion of its assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

                                                          Growth Opportunities-9

Delaware Group Premium Fund-Growth Opportunities Series
Report of Independent Auditors


9. Tax Information (Unaudited)

For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

     (A)                               (B)
   Long-Term                        Ordinary         (C)
 Capital Gains                       Income          Total         (D)
 Distributions                    Distributions  Distributions  Qualifying
  (Tax Basis)                      (Tax Basis)    (Tax Basis)  Dividends(1)
  -----------                      -----------    -----------  ------------
     100%                               --           100%           --

----------
(A) and (B) are based on a percentage of the Series' total distributions.
(D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                         Growth Opportunities-10

Delaware Group Premium Fund-Growth Opportunity Series
Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Growth Opportunities Series

We have audited the accompanying statement of net assets of Growth Opportunities Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Opportunities Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                        /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2002


                                                         Growth Opportunities-11

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.


Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
                                                                       United Asset
                                                                       Management
October 29, 1948                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
                              Officer and            2 Years -         at different times                          Convertible
                              Trustee                Trustee           at Delaware                                 Securities
January 8, 1940                                                        Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------
Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
                                                                       (1989 - Present)
October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
                                                                                                                  President/
August 7, 1937                                                                                                    Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
                                                                       1995 - Present)                            Sovereign Bank
May 28, 1960
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
                                                                       (1990 - Present)
                                                                       (Strategic Consulting)
December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.

(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.


                                                         Growth Opportunities-12


Trustees
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
                                                                       (1994 - 1999)                              Director -
                                                                                                                  Systemax Inc.
November 1, 1940
                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
                                                                       Present) (Small                            Director - ACI
February 25, 1936                                                      Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
                                                                       (July 1995 -
July 31, 1948                                                          Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
                              Officer - Equity                         - Equity of
June 29, 1949                                                          Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------


                                                         Growth Opportunities-13

Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
                              Income                                   Delaware
                                                                       Investment
March 10, 1963                                                         Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
                              Administrative Officer                   at different times
September 30, 1957                                                     at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
                              and Secretary                            at different times
November 26, 1957                                                      at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
                                                                       at different times
August 18, 1962                                                        at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.


                                                         Growth Opportunities-14

FOR HIGH YIELD

High Yield Series

Portfolio Snapshot
   The high-yield market seemed at times to be a roller coaster ride during 2001, which amounted to a very challenging year. We began the year very optimistic, with a positive outlook for our markets amid signs that a strong recovery would develop during the first quarter. By the end of the first quarter, hopes among high-yield investors were dashed, as problems in the telecommunications industry took front and center in terms of evaluating risk in our markets.
   Later in the year, the attacks of September 11 created a flight to quality in the bond markets that brought tremendous yields among lower-rated bonds. Default rates among high-yield securities remained high throughout the year and are projected to peak near 12% during 2002.
   During the fourth quarter of 2001, the market bounced back strongly, in tandem with stocks. Credit analysis remains the key driver to performance among high-yield bonds, and we continue to rely heavily on our team of industry analysts, attempting to drill down and find valuable investments sector by sector and security by security.
   For the year ended December 31, 2001, the High Yield Series returned -4.10% (Standard Class shares with distributions reinvested), trailing its benchmark index, the Salomon Smith Barney High Yield Cash Pay Index, which returned +6.88% for the same year.
   We continued to maintain a strong presence in the healthcare sector during the slower economy. In periods of economic uncertainty, the cable industry in particular is an attractive alternative to traditional high-growth industries such as telecommunications.

Investment Outlook
   We remain hopeful for continued recovery in the high-yield markets, which have now suffered several difficult years in a row. We continue to focus on companies that we believe are well funded and have an excellent capital plan.

                       Performance of a $10,000 Investment
                   December 31, 1991 through December 31, 2001

                                High Yield Series        Salomon Smith Barney
                            (Standard Class Shares)   High Yield Cash Pay Index
                            -----------------------   -------------------------
           Dec. '91                 $10,000                   $10,000
           Dec. '92                 $11,344                   $11,790
           Dec. '93                 $13,199                   $13,832
           Dec. '94                 $12,821                   $13,660
           Dec. '95                 $14,808                   $16,310
           Dec. '96                 $16,701                   $18,198
           Dec. '97                 $18,978                   $20,597
           Dec. '98                 $18,584                   $21,340
           Dec. '99                 $18,091                   $21,709
           Dec. '00                 $15,190                   $20,477
           Dec. '01                 $14,568                   $21,886


                               High Yield Series
                          Average Annual Total Returns
                          ----------------------------
                                   Standard Class       Service Class
                                   Shares*              Shares**
               Lifetime              +5.35%                -8.79%
               10 Years              +3.83%                   --
               Five Years            -2.70%                   --
               One Year              -4.10%                -4.38%

                     For the periods ended December 31, 2001

                     * Commenced operations on July 28, 1988.
                     ** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the High Yield Series Standard Class shares and the Salomon Smith Barney High Yield Cash Pay Index for the 10-year period from December 31, 1991 through December 31, 2001. All distributions were reinvested. Returns plotted on the chart were as of the last day of each month shown. The Salomon Smith Barney High Yield Cash Pay Index measures the performance of U.S. high yield corporate bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the High Yield Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                                    High Yield-1

Delaware Group Premium Fund-High Yield Series
Statement of Net Assets
December 31, 2001

                                                       Principal       Market
                                                        Amount         Value
 ASSET-BACKED SECURITIES-0.40%
 Morgan Stanley Dean Witter
  Capital 1 Series 01-NC2N N
  12.75% 1/26/32 .................................    $  223,037     $  227,498
                                                                     ----------
 Total Asset-Backed Securities
  (cost $223,037) ................................                      227,498
                                                                     ----------

 COLLATERALIZED MORTGAGE
  OBLIGATIONS-0.90%
 Citicorp Mortgage Securities
  Series 01-14 B3 6.6141% 9/25/31 ................       154,310        120,013
 CS First Boston Mortgage Securities
  Series 01-26 1B4 6.75% 11/25/31 ................       104,919         79,900
 Washington Mutual Mortgage Securities
  Series 01-8 CB4 6.71% 8/25/31 ..................       213,249        168,716
 Wells Fargo Mortgage Backed Securities
  Series 01-9 B4 6.75% 5/25/31 ...................       188,916        147,834
                                                                     ----------
 Total Collateralized Mortgage
  Obligations (cost $528,382) ....................                      516,463
                                                                     ----------

 CORPORATE BONDS-84.87%
 Aerospace & Defense-1.16%
 Alliant Techsystems 8.50% 5/15/11 ...............       175,000        182,875
 BE Aerospace 9.50% 11/1/08 ......................       215,000        190,813
 Sequa 9.00% 8/1/09 ..............................       305,000        289,750
                                                                     ----------
                                                                        663,438
                                                                     ----------

 Automobiles & Automotive Parts-3.99%
 Advance Stores 10.25% 4/15/08 ...................       315,000        321,300
 Advanced Accessory Systems/AAS
  Capital 9.75% 10/1/07 ..........................       100,000         81,500
 American Axle & Manufacturing
  9.75% 3/1/09 ...................................       400,000        415,000
 Collins & Aikman Products
  10.75% 12/31/11 ................................       330,000        332,475
 CSK Auto 12.00% 6/15/06 .........................       330,000        334,125
 Delco Remy International
  11.00% 5/1/09 ..................................       400,000        410,000
 Neff 10.25% 6/1/08 ..............................       650,000        386,750
                                                                     ----------
                                                                      2,281,150
                                                                     ----------

 Banking, Finance & Insurance-2.98%
 ASAT Finance 12.50% 11/1/06 .....................       536,250        367,331
*Coaxial 12.875% 8/15/08 .........................       400,000        298,500
 Fairfax Financial Holdings
  7.75% 12/15/03 .................................       395,000        357,227
 Finova Group 7.50% 11/15/09 .....................       650,000        276,250
 Midland Funding II 11.75% 7/23/05 ...............       125,000        136,406
 Sovereign Bancorp 10.50% 11/15/06 ...............       250,000        270,000
                                                                     ----------
                                                                      1,705,714
                                                                     ----------

 Building & Materials-1.20%
 Lennear 9.95% 5/1/10 ............................       250,000        276,875
 Ryland Group 8.00% 8/15/06 ......................       300,000        303,000
 WCI Steel 10.00% 12/1/04 ........................       200,000        107,000
                                                                     ----------
                                                                        686,875
                                                                     ----------
 Cable, Media & Publishing-10.20%
 Adelphia Communications
  10.25% 11/1/06 .................................     1,100,000      1,127,499

                                                       Principal       Market
                                                        Amount         Value
  CORPORATE BONDS (CONTINUED)
  Cable, Media & Publishing (Continued)
  Advanstar Communications
   12.00% 2/15/11 ................................    $  550,000     $  393,250
  Charter Communications
   10.25% 1/15/10 ................................       455,000        468,650
  CSC Holdings 9.875% 2/15/13 ....................       375,000        400,313
  Echostar Broadband 10.375% 10/1/07 .............       525,000        552,563
  Granite Broadcasting
   8.875% 5/15/08 ................................       250,000        201,250
   10.375% 5/15/05 ...............................       230,000        203,550
 *Insight Communications
   12.25% 2/15/11 ................................       750,000        446,250
  Insight Midwest 10.50% 11/1/10 .................       240,000        260,400
  Mediacom Broadband 11.00% 7/15/13 ..............       475,000        523,688
  NTL 11.50% 2/1/06 ..............................       410,000        145,550
  Rogers Cablesystems 10.00% 3/15/05 .............       700,000        762,999
  Telewest Communications
   11.25% 11/1/08 ................................       475,000        349,125
                                                                     ----------
                                                                      5,835,087
                                                                     ----------

  Chemicals-3.33%
  Avecia 11.00% 7/1/09 ...........................       415,000        398,400
  IMC Global 6.55% 1/15/05 .......................       605,000        571,262
  ISP Chemco 10.25% 7/1/11 .......................       225,000        236,250
  Lyondell Chemical 9.50% 12/15/08 ...............       260,000        258,700
  Macdermid 9.125% 7/15/11 .......................       310,000        319,300
**Polymer 9.00% 7/1/07 ...........................       400,000        118,000
                                                                     ----------
                                                                      1,901,912
                                                                     ----------

  Computers & Technology-1.27%
  Chippac International 12.75% 8/1/09 ............       235,000        217,375
  Seagate Technology International
   13.50% 11/15/07 ...............................       450,000        506,250
                                                                     ----------
                                                                        723,625
                                                                     ----------

  Consumer Products-2.17%
  American Greetings
   6.10% 8/1/28 ..................................       375,000        317,290
   11.75% 7/15/08 ................................       140,000        144,900
  Salton
   10.75% 12/15/05 ...............................       200,000        197,000
   12.25% 4/15/08 ................................       250,000        251,250
  Stewart Enterprises 10.75% 7/1/08 ..............       300,000        328,500
                                                                     ----------
                                                                      1,238,940
                                                                     ----------

  Electronics & Electrical Equipment-0.46%
  Flextronics International
   9.875% 7/1/10 .................................       250,000        263,750
                                                                     ----------
                                                                        263,750
                                                                     ----------

  Energy-4.57%
  Denbury Management 9.00% 3/1/08 ................        80,000         75,400
  Denbury Resources 9.00% 3/1/08 .................        40,000         37,700
  Grant Prideco 9.625% 12/1/07 ...................       590,000        588,525
  Hanover Equipment 8.75% 9/1/11 .................       535,000        556,400
  Sesi 8.875% 5/15/11 ............................       575,000        543,375
 *Universal Compression
   9.875% 2/15/08 ................................       450,000        429,750
  Westport Resources 8.25% 11/1/11 ...............       375,000        380,625
                                                                     ----------
                                                                      2,611,775
                                                                     ----------

                                                                    High Yield-2

High Yield Series
Statement of Net Assets (Continued)


                                                       Principal       Market
                                                        Amount         Value
 CORPORATE BONDS (CONTINUED)
 Environmental Services-2.00%
 Allied Waste North America
  8.50% 12/1/08 ...................................   $1,125,000     $1,141,875
                                                                     ----------
                                                                      1,141,875
                                                                     ----------
 Food, Beverage & Tobacco-6.44%
 Advantica Restaurant 11.25% 1/15/08 ..............      900,000        639,000
 CKE Restaurants 9.125% 5/1/09 ....................      605,000        526,350
 Cott Beverages 8.00% 12/15/11 ....................      275,000        269,500
 Del Monte 9.25% 5/15/11 ..........................      275,000        288,750
 Di Giorgio 10.00% 6/15/07 ........................      550,000        530,750
 Dimon 9.625% 10/15/11 ............................      275,000        286,000
 Fleming 10.625% 7/31/07 ..........................      275,000        264,000
 Ingles Markets 8.875% 12/1/11 ....................      300,000        296,250
 Marsh Supermarket 8.875% 8/1/07 ..................      300,000        300,000
 National Wine & Spirits
  10.125% 1/15/09 .................................      275,000        283,250
                                                                     ----------
                                                                      3,683,850
                                                                     ----------

 Healthcare & Pharmaceuticals-6.01%
 Amerisource Bergen 8.125% 9/1/08 .................      600,000        618,000
 Davita 9.25% 4/15/11 .............................      350,000        369,250
 Extendicare Health Services
  9.35% 12/15/07 ..................................      285,000        269,325
 Fresenius Medical Care TOPrS
  9.00% 12/1/06 ...................................      550,000        567,875
 Healthsouth 8.50% 2/1/08 .........................      275,000        287,375
 Kinetic Concepts 9.625% 11/1/07 ..................      650,000        646,750
 Magellan Health Services
  9.375% 11/15/07 .................................      250,000        255,000
 Radiologix 10.50% 12/15/08 .......................      150,000        150,000
 Triad Hospitals 8.75% 5/1/09 .....................      260,000        272,350
                                                                     ----------
                                                                      3,435,925
                                                                     ----------

 Industrial Machinery-1.08%
 Briggs & Stratton 8.875% 3/15/11 .................      425,000        446,250
 National Equipment 10.00% 11/30/04 ...............      200,000        171,000
                                                                     ----------
                                                                        617,250
                                                                     ----------

 Leisure, Lodging & Entertainment-7.25%
 Alliance Gaming 10.00% 8/1/07 ....................      400,000        418,000
 American Restaurant 11.50% 11/1/06 ...............      144,000        130,320
 Argosy Gaming 9.00% 9/1/11 .......................      385,000        404,250
 Bally Total Fitness 9.875% 10/15/07 ..............      160,000        164,000
 Extended Stay America 9.875% 6/15/11 .............      225,000        233,438
 Host Marriot 8.375% 2/15/06 ......................      150,000        145,125
 La Quinta Inns
  7.25% 3/15/04 ...................................      150,000        145,125
  7.40% 9/15/05 ...................................      300,000        291,750
 Meristar Hospitality 10.50% 6/15/09 ..............      325,000        327,031
 Mohegan Tribal Gaming 8.375% 7/1/11 ..............      525,000        543,374
 Park Place Entertainment
  9.375% 2/15/07 ..................................      455,000        476,613
 Premier Parks
 *10.00% 4/1/08 ...................................      325,000        278,688
  9.25% 4/1/06 ....................................      150,000        151,500
 Wheeling Island Gaming
  10.125% 12/15/09 ................................      425,000        433,500
                                                                     ----------
                                                                      4,142,714
                                                                     ----------

                                                       Principal       Market
                                                        Amount         Value

  CORPORATE BONDS (CONTINUED)
  Metals & Mining-1.28%
  Jorgensen Earle 9.50% 4/1/05 ...................    $  450,000     $  434,250
  Luscar Coal 9.75% 10/15/11 .....................       250,000        260,000
 +Weirton Steel 11.375% 7/1/04 ...................       340,000         36,125
                                                                     ----------
                                                                        730,375
                                                                     ----------

  Miscellaneous-1.09%
  IPC Acquisition 11.50% 12/15/09 ................       330,000        331,650
 *Lin Holdings 10.00% 3/1/08 .....................       260,000        135,200
  Manor Care 8.00% 3/1/08 ........................       150,000        156,000
                                                                     ----------
                                                                        622,850
                                                                     ----------

  Packaging & Containers-1.96%
  AEP Industries 9.875% 11/15/07 .................       425,000        401,625
  Gaylord Container 9.75% 6/15/07 ................       475,000        403,750
  Portola Packaging 10.75% 10/1/05 ...............       350,000        316,750
                                                                     ----------
                                                                      1,122,125
                                                                     ----------

  Paper & Forest Products-1.76%
  Ainsworth Lumber 13.875% 7/15/07 ...............       300,000        312,000
  Appleton Papers 12.50% 12/15/08 ................       150,000        144,750
  Pacifica Papers 10.00% 3/15/09 .................       130,000        140,400
  Plastipak Holdings 10.75% 9/1/11 ...............       235,000        247,925
  Stone Container 9.25% 2/1/08 ...................       150,000        159,000
                                                                     ----------
                                                                      1,004,075
                                                                     ----------

  Real Estate-2.54%
  Beazer Homes USA 8.875% 4/1/08 .................       300,000        312,000
  Health Care REIT 7.50% 8/15/07 .................       525,000        525,985
  Nationwide Health Properties
   7.06% 12/5/06 .................................       310,000        299,603
  Senior Housing Trust 8.625% 1/15/12 ............       310,000        314,650
                                                                     ----------
                                                                      1,452,238
                                                                     ----------

  Retail-4.95%
  AmeriGas Partners 8.875% 5/20/11 ...............       225,000        232,875
  Avado Brands 11.75% 6/15/09 ....................       945,000        203,175
  J Crew Operating 10.375% 10/15/07 ..............       655,000        540,375
  Levi Strauss 11.625% 1/15/08 ...................       425,000        378,250
  Office Depot 10.00% 7/15/08 ....................       385,000        419,650
  Petco Animal Supplies 10.75% 11/1/11 ...........       550,000        563,750
  Saks 7.00% 7/15/04 .............................       510,000        492,150
                                                                     ----------
                                                                      2,830,225
                                                                     ----------

  Telecommunications-9.86%
 *Alamosa Holding 12.875% 2/15/10 ................       500,000        312,500
 *Allegiance Telecom 11.75% 2/15/08 ..............       750,000        333,750
  American Tower 9.375% 2/1/09 ...................       675,000        546,750
  Charter Communications Holdings
   11.75% 5/15/11 .................................    1,675,000      1,038,499
 *Crown Castle International
   10.375% 5/15/11 ................................      275,000        171,875
  Horizon PCS 144A 13.75% 6/15/11 ................       485,000        485,000
  Level 3 Communications
  *10.50% 12/1/08 ................................       295,000         84,075
   11.00% 3/15/08 ................................       300,000        151,500
**McLeodUSA 9.25% 7/15/07 ........................       525,000        112,875
  Metromedia Fiber Network
   10.00% 12/15/09 ...............................       325,000         95,875
  Nextel Communications
   9.375% 11/15/09 ...............................        55,000         43,588
  Nextel International 12.75% 8/1/10 .............       900,000         65,250


                                                                    High Yield-3

High Yield Series
Statements of Net Assets (Continued)


                                                       Principal       Market
                                                        Amount         Value

 CORPORATE BONDS (CONTINUED)
 Telecommunications (Continued)
*Nextel Partners 14.00% 2/1/09 ...................    $  450,000    $   282,375
 Nextel Partners 144A 12.50% 11/15/09 ............       255,000        224,400
 Paxson Communications
  10.75% 7/15/08 .................................       495,000        521,606
*SBA Communications
  12.00% 3/1/08 ..................................       475,000        358,625
 Time Warner Telecommunications
  10.125% 2/1/11 .................................       175,000        141,313
*Ubiquitel 14.00% 4/15/10 ........................       750,000        405,000
 Williams Communications
  11.70% 8/1/08 ..................................       640,000        265,600
                                                                     ----------
                                                                      5,640,456
                                                                     ----------

 Transportation & Shipping-1.47%
 Atlas Air 10.75% 8/1/05 .........................       350,000        313,250
 Hornbeck-Leevac 10.625% 8/1/08 ..................       265,000        270,300
 Teekay Shipping 8.875% 7/15/11 ..................       250,000        257,500
                                                                     ----------
                                                                        841,050
                                                                     ----------

 Utilities-5.85%
 AES 10.25% 7/15/06 ..............................       450,000        398,250
 Avista 9.75% 6/1/08 .............................       150,000        156,648
 Calpine 10.50% 5/15/06 ..........................       300,000        282,000
 Calpine Canada Energy Finance
  8.50% 5/1/08 ...................................       725,000        663,883
 CMS Energy
  8.90% 7/15/08 ..................................       400,000        401,012
  9.875% 10/15/07 ................................       125,000        132,774
 Kansas Gas & Electric 6.20% 1/15/06 .............       425,000        397,741
 Mission Energy Holdings
  13.50% 7/15/08 .................................       250,000        273,750
 Ocean Rig Norway 10.25% 6/1/08 ..................       115,000        100,625
 Orion Power Holdings 12.00% 5/1/10 ..............       325,000        391,625
 Western Resources 6.875% 8/1/04 .................       150,000        144,775
                                                                     ----------
                                                                      3,343,083
                                                                     ----------

 Total Corporate Bonds
  (cost $49,262,802) .............................                   48,520,357

                                                       Principal       Market
                                                        Amount         Value

 FOREIGN BONDS-1.24%
 Federal Republic of Brazil
  11.00% 8/17/40 .................................    $  260,000      $  200,850
 Russia 5.00% 3/31/30 ............................       875,000        509,688
                                                                     ----------
 Total Foreign Bonds
  (cost $644,698) ................................                      710,538
                                                                     ----------


                                                      Number of
                                                        Shares

 COMMON STOCK-0.00%
 Metals & Mining-0.00%
+Terex ...........................................             1             18
                                                                     ----------
 Total Common Stock
  (cost $2) ......................................                           18
                                                                     ----------

 PREFERRED STOCKS-4.87%
 Cable, Media & Publishing-1.63%
 CSC Holdings PIK 11.75% .........................         8,750        934,109
                                                                     ----------
                                                                        934,109
                                                                     ----------

 Telecommunications-3.23%
 Dobson PIK 12.25% ...............................             1            972
 Intermedia Communications
  PIK 13.50% .....................................           414        431,960
 Nextel Communications PIK 13.00% ................         1,348        798,690
 Rural Cellular PIK 11.375% ......................           724        617,312
                                                                     ----------
                                                                      1,848,934
                                                                     ----------
 Total Preferred Stocks
  (cost $3,297,088) ..............................                    2,783,043
                                                                     ----------

 RIGHTS AND WARRANTS-0.07%
+Electronic Retailing System .....................           500              5
+Chesapeake Energy ...............................           477             14
+Horizon PCS .....................................         1,050         42,131
+KMC Telecom Holdings ............................         1,500            375
+McCaw International .............................           300              3
                                                                     ----------
 Total Rights and Warrants
  (cost $125,812) ................................                       42,528
                                                                     ----------


                                                                    High Yield-4

High Yield Series
Statements of Net Assets (Continued)


                                                       Principal       Market
                                                        Amount         Value

REPURCHASE AGREEMENTS-6.34%
With BNP Paribas 1.65% 1/2/02
  (dated 12/31/01, collateralized by
  $160,000 U.S. Treasury Bills due
  2/21/02, market value $159,497 and
  $312,000 U.S. Treasury Notes
  5.50% due 1/31/03, market value
  $330,779 and $733,000 U.S. Treasury
  Notes 10.75% due 8/15/05, market
  value $925,181) ................................    $1,382,000     $1,382,000
With J.P. Morgan Chase 1.60% 1/2/02
  (dated 12/31/01, collateralized by
  $883,000 U.S. Treasury Notes 3.25%
  due 12/31/03, market
  value $885,779)  ...............................       863,000        863,000


                                                       Principal       Market
                                                        Amount         Value

REPURCHASE AGREEMENTS (CONTINUED)
With UBS Warburg 1.68% 1/2/02
  (dated 12/31/01, collateralized by
  $1,066,000 U.S. Treasury Notes
  6.50% due 2/28/02, market value
  $1,098,548 and $296,000 U.S.
  Treasury Notes 6.25% due 7/31/02,
  market value $310,980) .........................   $ 1,381,000   $  1,381,000
                                                                   ------------
Total Repurchase Agreements
  (cost $3,626,000) ..............................                    3,626,000
                                                                   ------------


TOTAL MARKET VALUE OF SECURITIES-98.69% (cost $57,707,821) ......    56,426,445

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-1.31% ...........       747,406
                                                                   ------------

NET ASSETS APPLICABLE TO 10,944,417 SHARES OUTSTANDING-100.00% ..  $ 57,173,851
                                                                   ============

NET ASSET VALUE-HIGH YIELD SERIES STANDARD CLASS
  ($51,458,921 / 9,849,726 shares) ..............................  $       5.22
                                                                   ============

NET ASSET VALUE-HIGH YIELD SERIES SERVICE CLASS
  ($5,714,930 / 1,094,691 shares) ...............................  $       5.22
                                                                   ============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2001:

Shares of beneficial interest (unlimited authorization-no par) ..  $108,657,151
Undistributed net investment income .............................     5,894,192
Accumulated net realized loss on investments ....................   (56,096,116)
Net unrealized depreciation of investments ......................    (1,281,376)
                                                                   ------------
Total net assets ................................................  $ 57,173,851
                                                                   ============

Summary of Abbreviations:
PIK-Pay-in-kind
REIT-Real Estate Investment Trust
TOPrS-Trust Originated Preferred Securities

----------
 +Non-income producing security for the year ended December 31, 2001. *Zero coupon bond. The interest rate shown is the step-up rate.
**Non-income producing security. Security is currently in default.


                             See accompanying notes

                                                                    High Yield-5

Delaware Group Premium Fund-
High Yield Series
Statement of Operations
Year ended December 31, 2001

INVESTMENT INCOME:
Interest ..................................................       $  6,363,718
Dividends .................................................            342,748
                                                                  -------------
                                                                     6,706,466
                                                                  -------------

Expenses:
Management fees ...........................................            375,464
Accounting and administration expenses ....................             25,241
Custodian fees ............................................             15,903
Reports and statements to shareholders ....................              9,658
Dividend disbursing and transfer agent fees
   and expenses ...........................................              8,179
Professional fees .........................................              7,305
Distribution expenses-Service Class .......................              4,725
Registration fees .........................................              4,307
Trustees' fees ............................................              2,790
Other .....................................................              9,922
                                                                  -------------
                                                                       463,494
Less expenses paid indirectly .............................             (1,386)
                                                                  -------------
Total expenses ............................................            462,108
                                                                  -------------

NET INVESTMENT INCOME .....................................          6,244,358
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments ..........................         (15,807,761)
Net change in unrealized appreciation / depreciation
   of investments .........................................          6,954,960
                                                                  -------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS .........................................         (8,852,801)
                                                                  -------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................................       $  (2,608,443)
                                                                  =============

                             See accompanying notes

Delaware Group Premium Fund-
High Yield Series
Statement of Changes in Net Assets

                                                           Year Ended
                                                      12/31/01      12/31/00
                                                    ------------   ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
Net investment income ............................  $   6,244,358  $  8,368,105
Net realized loss on investments .................    (15,807,761)  (25,383,259)
Net change in unrealized appreciation/
 depreciation of investments .....................     6,954,960      3,648,850
                                                    ------------   ------------
Net decrease in net assets resulting
 from operations .................................    (2,608,443)   (13,366,304)
                                                    ------------   ------------

DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS FROM:
Net investment income:
 Standard Class ..................................    (5,269,940)
 Service Class ...................................      (201,791)         --
                                                    ------------   ------------
                                                      (5,471,731)   (3,224,707)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Standard Class ..................................    12,378,096     10,733,082
 Service Class ...................................     6,222,152        885,806
Net asset value of shares issued upon
 reinvestment of dividends and
 distributions:
 Standard Class ..................................     5,267,003      3,498,866
 Service Class ...................................       201,791           --
                                                    ------------   ------------
                                                      24,069,042     15,117,754
                                                    ------------   ------------
Cost of shares repurchased:
 Standard Class ..................................   (17,911,014)   (40,854,423)
 Service Class ...................................    (1,194,701)       (15,106)
                                                    ------------   ------------
                                                     (19,105,715)   (40,869,529)
                                                    ------------   ------------
Increase (decrease) in net assets derived
 from capital share transactions .................     4,963,327    (25,751,775)
                                                    ------------   ------------

NET DECREASE IN NET ASSETS .......................    (3,116,847)   (42,342,786)

NET ASSETS:
Beginning of period ..............................    60,290,698    102,633,484
                                                    ------------   ------------
End of period ....................................  $ 57,173,851   $ 60,290,698
                                                    ============   ============

                             See accompanying notes

                                                                    High Yield-6

High Yield Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                High Yield Series Standard Class
                                                                                           Year Ended
                                                                12/31/01(1)   12/31/00      12/31/99      12/31/98      12/31/97
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period ......................    $    6.000    $    7.420    $    8.460    $    9.510    $   9.170

Income (loss) from investment operations:
Net investment income(2) ..................................         0.586         0.722         0.781         0.906         0.863
Net realized and unrealized gain (loss) on investments ....        (0.821)       (1.896)       (0.987)       (1.048)        0.332
                                                               ----------    ----------    ----------    ----------    ----------
Total from investment operations ..........................        (0.235)       (1.174)       (0.206)       (0.142)        1.195
                                                               ----------    ----------    ----------    ----------    ----------

Less dividends and distributions from:
Net investment income .....................................        (0.545)       (0.246)       (0.784)       (0.905)       (0.855)
Net realized gain on investments ..........................          --            --          (0.050)       (0.003)         --
                                                               ----------    ----------    ----------    ----------    ----------
Total dividends and distributions .........................        (0.545)       (0.246)       (0.834)       (0.908)       (0.855)
                                                               ----------    ----------    ----------    ----------    ----------

Net asset value, end of period ............................    $    5.220    $    6.000    $    7.420    $    8.460    $    9.510
                                                               ==========    ==========    ==========    ==========    ==========

Total return(3) ...........................................         (4.10%)      (16.26%)       (2.64%)       (1.83%)       13.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................    $   51,459    $   59,441    $  102,633    $  120,708    $  98,875
Ratio of expenses to average net assets ...................          0.79%         0.77%         0.72%         0.70%        0.70%
Ratio of net investment income to average net assets ......         10.82%        10.80%         9.75%         9.85%        9.24%
Portfolio turnover ........................................           557%          226%          110%           86%         121%

-----------------
(1) As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium or discount on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of $0.007, a decrease in net realized and unrealized gain
(loss) per share of $0.007 and an increase in the ratio of net investment income to average net assets from 10.69% to 10.82%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001 and 2000.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes

                                                                    High Yield-7

High Yield Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                         High Yield Series
                                                           Service Class
                                                        Year          5/1/00(2)
                                                        Ended            to
                                                      12/31/01(1)    12/31/00
                                                     ----------     ----------

Net asset value, beginning of period .............   $    6.000     $    6.690

Income (loss) from investment operations:
Net investment income(3) .........................        0.578          0.474
Net realized and unrealized loss on investments ..       (0.818)        (1.164)
                                                     ----------     ----------
Total from investment operations .................       (0.240)        (0.690)
                                                     ----------     ----------

Less dividends and distributions from:
Net investment income ............................       (0.540)          --
                                                     ----------     ----------
Total dividends and distributions ................       (0.540)          --
                                                     ----------     ----------

Net asset value, end of period ...................   $    5.220     $    6.000
                                                     ==========     ==========

Total return(4) ..................................        (4.38%)       (10.31%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..........   $    5,715     $      850
Ratio of expenses to average net assets ..........         0.94%          0.93%
Ratio of net investment income to average net
  assets .........................................        10.67%         11.00%
Portfolio turnover ...............................          557%           226%


-----------------
(1) As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium or discount on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of $0.007, a decrease in net realized and unrealized gain
(loss) per share of $0.007 and an increase in the ratio of net investment income to average net assets from 10.54% to 10.67%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes



                                                                    High Yield-8

Delaware Group Premium Fund-High Yield Series
Notes to Financial Statements
December 31, 2001


Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to High Yield Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle--As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all discount or premium on debt securities. Prior to January 1, 2001, the Series did not amortize premium or market discount, which conformed to the Series' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Series, but resulted in a $379,084 reduction in cost of securities and a corresponding $379,084 increase in net unrealized appreciation (depreciation), based on securities held by the Series on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was an increase in net investment income of $73,070, a decrease in net unrealized appreciation (depreciation) of $656,153, and an increase in net realized gains (losses) of $583,083. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income over the lives of the respective securities.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,386 for the year ended December 31, 2001. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".


                                                                    High Yield-9

High Yield Series
Notes to Financial Statements (Continued)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2002. No reimbursement was due for the year ended December 31, 2001.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by the Standard Class shares.

At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                               Dividend disbursing,          Other
             Investment        transfer agent fees,         expenses
             management          accounting fees            payable
           fee payable to       and other expenses           to DMC
                DMC              payable to DSC           and affiliates
           --------------      --------------------       --------------
              $16,283                $1,888                  $9,309

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

   Purchases ..........  $311,888,511
   Sales ..............  $306,680,459

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                          Aggregate       Aggregate
         Cost of         unrealized       unrealized     Net unrealized
       investments      appreciation     depreciation     depreciation
       -----------      ------------     ------------     ------------
       $58,241,759       $1,215,212      $(3,030,526)     $(1,815,314)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                2001            2000
                                ----            ----
Ordinary income .......      $5,471,731      $3,224,707

As of December 31, 2001, the components of net assets on a tax basis were as follows:

Paid in capital .......................   $ 108,657,151
Undistributed ordinary income .........       5,894,192
Capital loss carryforwards ............     (55,562,178)
Unrealized depreciation ...............      (1,815,314)
                                         --------------
Net assets ............................   $  57,173,851
                                         ==============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $ 13,033,766 expires in 2007, $24,445,622 expires in 2008 and $18,082,790 expires in 2009.


                                                                   High Yield-10

High Yield Series
Notes to Financial Statements (Continued)


5. Capital Shares
Transactions in capital shares were as follows:

                                                        Year            Year
                                                       Ended           Ended
                                                      12/31/01        12/31/00

Shares sold:
  Standard Class .................................     2,256,598      1,623,547
  Service Class ..................................     1,145,201        144,001

Shares issued upon reinvestment of
  dividends and distributions:
  Standard Class .................................       968,739        497,217
  Service Class ..................................        37,026           --
                                                     -----------    -----------
                                                       4,407,564      2,264,765
                                                     -----------    -----------

Shares repurchased:
  Standard Class .................................    (3,276,082)    (6,049,704)
  Service Class ..................................      (229,091)        (2,446)
                                                     -----------    -----------
                                                      (3,505,173)    (6,052,150)
                                                     -----------    -----------
Net increase (decrease) ..........................       902,391     (3,787,385)
                                                     ===========    ===========

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

8. Credit and Market Risk

The Series invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

9. Tax Information (Unaudited)

For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

                            (A)                (B)
                         Long-Term           Ordinary              (C)
                       Capital Gains          Income              Total                 (D)
                       Distributions       Distributions       Distributions         Qualifying
                        (Tax Basis)         (Tax Basis)         (Tax Basis)         Dividends(1)
                      ---------------     ---------------     ---------------     ---------------
                             --                 100%               100%                 6%

------------------------
(A) and (B) are based on a percentage of the Series' total distributions.
(D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Delaware Group Premium Fund-High Yield Series
Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund-High Yield Series

We have audited the accompanying statement of net assets of High Yield Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2002


                                                                   High Yield-11

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
October 29, 1948                                                       United Asset
                                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)

------------------------------------------------------------------------------------------------------------------------------------

David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
January 8, 1940               Officer and            2 Years -         at different times                          Convertible
                              Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc

------------------------------------------------------------------------------------------------------------------------------------


Trustees


Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
October 1, 1927                                                        (1989 - Present)

------------------------------------------------------------------------------------------------------------------------------------

John H. Durham                Trustee                23 Years(3)       Private Investor      105                   Trustee -
P.O. Box 819                                                                                                       Abington Memorial
Gwynedd Valley, PA 19437                                                                                           Hospital
August 7, 1937
                                                                                                                   President/
                                                                                                                   Director - 22 WR
                                                                                                                   Corporation

------------------------------------------------------------------------------------------------------------------------------------

John A. Fry                   Trustee                1 year            Executive Vice        87                    Director -
3451 Walnut Street                                                     President -                                 Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                         Director -
May 28, 1960                                                           1995 - Present)                             Sovereign Bank

------------------------------------------------------------------------------------------------------------------------------------

Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                   None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
December 7, 1938                                                       (1990 - Present)
                                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

----------------

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.

(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(3)      Mr. Durham served as a Director Emeritus from 1995 through 1998.


                                                                   High Yield-12


Trustees
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                   Director -
785 Park Avenue                                                        Fiscal Officer -                            Recoton
New York, NY 10021                                                     National Gallery of Art                     Corporation
November 1, 1940                                                       (1994 - 1999)
                                                                                                                   Director -
                                                                                                                   Systemax Inc.

                                                                                                                   Director -
                                                                                                                   Andy Warhol
                                                                                                                   Foundation

------------------------------------------------------------------------------------------------------------------------------------

Thomas F. Madison             Trustee                6 Years           President/Chief       105                   Director -
200 South Fifth Street                                                 Executive Officer -                         Valmont
Suite 2100                                                             MLM Partners, Inc.                          Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
February 25, 1936                                                      Present) (Small                             Director - ACI
                                                                       Business Investing                          Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                   Director -
                                                                                                                   Digital River
                                                                                                                   Inc.

                                                                                                                   Director -
                                                                                                                   Rimage
                                                                                                                   Corporation

------------------------------------------------------------------------------------------------------------------------------------

Janet L. Yeomans              Trustee                2 Years           Vice President/       105                   None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
July 31, 1948                                                          (July 1995 -
                                                                       Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.

------------------------------------------------------------------------------------------------------------------------------------

Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                   None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
June 29, 1949                 Officer - Equity                         - Equity of
                                                                       Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------

                                                                   High Yield-13


Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                   None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
March 10, 1963                Income                                   Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)

------------------------------------------------------------------------------------------------------------------------------------

Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
September 30, 1957            Administrative Officer                   at different times
                                                                       at Delaware
                                                                       Investments

------------------------------------------------------------------------------------------------------------------------------------

Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
November 26, 1957             and Secretary                            at different times
                                                                       at Delaware
                                                                       Investments

------------------------------------------------------------------------------------------------------------------------------------

Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
August 18, 1962                                                        at different times
                                                                       at Delaware
                                                                       Investments

------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.


                                                                   High Yield-14

FOR INTERNATIONAL DIVERSIFICATION

International Equity Series

Portfolio Snapshot
         The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, the benchmark for the International Equity Series, fell by -18.87% during the year, as stocks in many regions of the world were influenced by economic slowdown. Volatility was present throughout the year and was exacerbated by events in the U.S. on September 11. Like the U.S. stock market, international markets fell drastically in the days immediately following the events. The MSCI EAFE Index fell by about 25% before recovering and posting positive performance for the year's final three months.
         In many ways, market conditions played to our strengths during the year as we remained true to our value bias. In managing the risks involved with international investing, we use a dividend discount model that helps compare the inflation-adjusted value of a stock's expected income with its current price. During the year ended December 31, 2001, the International Equity Series finished with an overall return of -12.83% (Standard Class shares with distributions reinvested), which beat the MSCI EAFE Index by greater than six percentage points.
         Our investment strategies changed little during the just ended fiscal year. We remained underweighted throughout the year in Europe's technology, media, and telecommunications stocks -- the so-called TMT sector. Instead, we have remained focused on more traditionally value-oriented sectors such as banking and finance, energy, and utilities, as well as electronics and electrical equipment. We also kept the portfolio underweighted in Japan, which is now in its fourth recession in a decade.

Investment Outlook
         We generally think that many EAFE markets were oversold during 2001, which only adds to the attractiveness of international stocks for U.S. investors. We remain committed to our value style of international investing, and to our dividend discount model. Going forward, we will continue striving for competitive long-term return versus our benchmark.

                   Performance of a $10,000 Investment
         October 29, 1992 (Series' inception) through December 31, 2001

                             International
                             Equity Series
                               (Standard       MSCI EAFE
                             Class Shares)      INDEX
                             -------------      -----
                  Oct. '92      $10,000        $10,000
                  Dec. '92      $11,632        $13,497
                  Dec. '94      $11,932        $14,585
                  Dec. '95      $13,599        $16,270
                  Dec. '96      $16,322        $17,305
                  Dec. '97      $17,400        $17,661
                  Dec. '98      $19,197        $21,252
                  Dec. '99      $22,221        $27,054
                  Dec. '00      $22,339        $23,277
                  Dec. '01      $19,473        $18,340


                          International Equity Series
                          Average Annual Total Returns
                          ----------------------------
                                              Standard Class      Service Class
                                                  Shares*            Shares**
Lifetime                                          +7.53%              -4.19%
Five Years                                        +3.59%                 --
One Year                                         -12.83%             -12.88%

For the periods ended December 31, 2001

*    Commenced operations on October 29, 1992.
**   Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the International Equity Series Standard Class shares for the period from the Series' inception on October 29, 1992 through December 31, 2001. All distributions were reinvested. The chart also shows a $10,000 investment in the MSCI EAFE Index at that month's end, October 31, 1992. After October 31, 1992, returns plotted on the chart were as of the last day of each month shown. The MSCI EAFE Index tracks the performance of stocks in Europe, Australasia and Far East markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the International Equity Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                          International Equity-1

Delaware Group Premium Fund-International Equity Series
Statement of Net Assets***
December 31, 2001


                                                       Number           Market
                                                     of Shares          Value
                                                                       (U.S. $)
                                                     ---------       -----------
COMMON STOCK-97.37%
Australia-10.57%
Amcor ......................................         1,096,711       $ 4,014,055
CSR ........................................           572,366         1,989,430
Foster's Brewing Group .....................         2,354,838         5,858,447
National Australia Bank ....................           339,257         5,532,988
Orica ......................................           449,735         1,659,881
Paperlinx ..................................           471,666         1,176,083
                                                                      ----------
                                                                      20,230,884
                                                                      ----------
Belgium-1.43%
Electrabel .................................            13,115         2,732,557
                                                                      ----------
                                                                       2,732,557
                                                                      ----------
Finland-0.95%
Upm-Kymmene ................................            54,779         1,816,877
                                                                      ----------
                                                                       1,816,877
                                                                      ----------
France-10.32%
*Alcatel Alsthom ...........................           180,296         3,082,283
Compagnie de Saint-Gobain ..................            31,549         4,761,463
*Societe Generale ..........................            95,644         5,352,395
TotalFinaElf ...............................            45,988         6,568,014
                                                                      ----------
                                                                      19,764,155
                                                                      ----------
Germany-7.57%
Bayer ......................................           142,500         4,529,688
Bayerische Hypo-und Vereinsbank ............           118,500         3,603,248
Continental ................................           117,200         1,539,234
*RWE .......................................           127,600         4,822,959
                                                                      ----------
                                                                      14,495,129
                                                                      ----------
Hong Kong-4.67%
Hong Kong Electric .........................           830,500         3,088,608
Jardine Matheson Holdings ..................           390,222         2,302,310
Wharf Holdings .............................         1,454,285         3,552,790
                                                                      ----------
                                                                       8,943,708
                                                                      ----------
Italy-2.63%
*IntesaBci .................................         2,013,500         5,037,825
                                                                      ----------
                                                                       5,037,825
                                                                      ----------
Japan-13.72%
Canon ......................................           163,000         5,609,110
Eisai ......................................           151,000         3,755,990
Hitachi ....................................           552,000         4,043,339
*Kinki Coca-Cola Bottling ..................           121,000           926,011
Matsushita Electric Industrial .............           317,000         4,070,739
Murata Manufacturing .......................            65,300         3,916,206
*Nichido Fire & Marine Insurance ...........           354,000         1,707,065
West Japan Railway .........................               503         2,249,031
                                                                      ----------
                                                                      26,277,491
                                                                      ----------

                                                       Number           Market
                                                     of Shares          Value
                                                                       (U.S. $)
                                                     ---------       -----------
COMMON STOCK (CONTINUED)
Malaysia-0.26%
Sime Darby .................................           380,000       $   490,000
                                                                      ----------
                                                                         490,000
                                                                      ----------
Netherlands-6.94%
Elsevier ...................................           335,550         3,967,715
ING Groep ..................................           152,392         3,886,157
Royal Dutch Petroleum ......................            94,600         4,792,791
Vopak ......................................            39,934           647,142
                                                                      ----------
                                                                      13,293,805
                                                                      ----------
New Zealand-2.06%
*Carter Holt Harvey ........................         1,187,800           840,820
Telecom Corporation of New Zealand .........         1,486,193         3,094,254
                                                                      ----------
                                                                       3,935,074
                                                                      ----------
Singapore-1.10%
Overseas Chinese Banking ...................           354,000         2,108,855
                                                                      ----------
                                                                       2,108,855
                                                                      ----------
Spain-6.73%
Banco Santander Central
Hispanoamericano ...........................           474,692         3,977,285
*Iberdrola .................................           272,600         3,548,611
+Telefonica ................................           401,294         5,370,402
                                                                      ----------
                                                                      12,896,298
                                                                      ----------
United Kingdom-28.42%
Bass .......................................           579,804         5,695,966
BG Group ...................................         1,132,297         4,573,048
Boots ......................................           654,299         5,580,283
+Brambles Industries .......................           482,000         2,390,371
British Airways ............................           889,471         2,547,000
Cable & Wireless ...........................           529,700         2,542,126
GKN ........................................           482,000         1,851,967
GlaxoSmithKline ............................           205,769         5,156,980
Great Universal Stores .....................           542,046         5,052,864
HBOS .......................................           485,000         5,657,540
Lloyds TSB Group ...........................           417,400         4,513,606
PowerGen ...................................           506,500         5,613,474
Rio Tinto ..................................           170,000         3,253,547
                                                                      ----------
                                                                      54,428,772
                                                                      ----------
Total Common Stock
(cost $190,098,019) ........................                         186,451,430
                                                                     -----------


                                                          International Equity-2

International Equity Series
Statement of Net Assets (Continued)


                                                      Principal         Market
                                                        Amount          Value
                                                                       (U.S. $)
Repurchase Agreements-4.56%
With BNP Paribas 1.65%
   1/2/02 (dated 12/31/01, collateralized
   by $385,000 U.S. Treasury Bills
   due 2/21/02, market value $384,270
   and $753,000 U.S. Treasury
   Notes 5.50% due 1/31/03, market
   value $796,935 and $1,766,000
   U.S. Treasury Notes 10.75% due
   8/15/05, market value $2,229,006) .............     $3,328,000     $3,328,000


                                                      Principal         Market
                                                        Amount          Value
                                                                       (U.S. $)

REPURCHASE AGREEMENTS (Continued)
With J.P. Morgan Chase 1.60%
   1/2/02 (dated 12/31/01, collateralized
   by $2,127,000 U.S. Treasury Notes
   3.25% due 12/31/03, market
   value $2,134,077) .............................     $2,080,000     $2,080,000

With UBS Warburg 1.68% 1/2/02
   (dated 12/31/01, collateralized by
   $2,569,000 U.S. Treasury Notes
   6.50% due 2/28/02, market
   value $2,646,695 and $712,000
   U.S. Treasury Notes 6.25% due
   7/31/02, market value $749,233) ...............      3,328,000      3,328,000
                                                                      ----------
Total Repurchase Agreements
   (cost $8,736,000) .............................                     8,736,000
                                                                      ----------

Total Market Value of Securities-101.93% (cost $198,834,019) ..............................     195,187,430

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(1.93%) ...................................      (3,695,623)
                                                                                              -------------

NET ASSETS APPLICABLE TO 13,771,958 SHARES OUTSTANDING-100.00% ............................   $ 191,491,807
                                                                                              =============

NET ASSET VALUE-INTERNATIONAL EQUITY SERIES STANDARD CLASS ($191,481,315/13,771,203 shares)   $       13.90
                                                                                              =============

NET ASSET VALUE-INTERNATIONAL EQUITY SERIES SERVICE CLASS ($10,492/755 shares) ............   $       13.90
                                                                                              =============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2001:
Shares of beneficial interest (unlimited authorization-no par) ............................   $ 181,316,672
Undistributed net investment income** .....................................................       3,846,086
Accumulated net realized gain on investments ..............................................       9,987,077
Net unrealized depreciation of investments and foreign currencies .........................      (3,658,028)
                                                                                              -------------
Total net assets ..........................................................................   $ 191,491,807
                                                                                              =============


+    Non-income producing security for the year ended December 31, 2001.

*    Fully or partially on loan, See Note # 8, in "Notes to Financial
     Statements".


** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

*** Securities have been classified by country of origin. Classification by type of business has been presented in Note #10 to the Financial Statements.

                             See accompanying notes


                                                          International Equity-3

Delaware Group Premium Fund-
International Equity Series
Statement of Operations
Year ended December 31, 2001


INVESTMENT INCOME:
Dividends ...................................................      $  6,425,537
Interest ....................................................           159,263
Security lending income .....................................           147,737
Foreign tax withheld ........................................          (627,544)
                                                                   ------------
                                                                      6,104,993
                                                                   ------------
EXPENSES:
Management fees .............................................         1,861,684
Custodian fees ..............................................           155,261
Accounting and administration expenses ......................            96,131
Dividend disbursing and transfer agent fees
   and expenses .............................................            23,457
Professional fees ...........................................            18,767
Reports and statements to shareholders ......................             8,900
Trustees' fees ..............................................             7,500
Taxes (other than taxes on income) ..........................             3,224
Registration fees ...........................................             3,100
Distribution expense-Service Class ..........................                10
Other .......................................................            40,979
                                                                   ------------
                                                                      2,219,013
Less expenses absorbed or waived ............................          (140,512)
Less expenses paid indirectly ...............................            (5,237)
                                                                   ------------
Total expenses ..............................................         2,073,264
                                                                   ------------
Net Investment Income .......................................         4,031,729
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments .................................................         9,990,913
Foreign currencies ..........................................          (171,469)
                                                                   ------------
Net realized gain ...........................................         9,819,444
Net change in unrealized appreciation / depreciation
   of investments and foreign currencies ....................       (43,464,146)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES .......................       (33,644,702)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..........................................      $(29,612,973)
                                                                   ============

                             See accompanying notes

Delaware Group Premium Fund-
International Equity Series
Statements of Changes In Net Assets

                                                                              Year Ended
                                                                        12/31/01        12/31/00
                                                                     -------------    -------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ............................................   $   4,031,729    $   6,301,778
Net realized gain on investments and
   foreign currencies ............................................       9,819,444       17,657,681
Net change in unrealized appreciation /
   depreciation of investments and
   foreign currencies ............................................     (43,464,146)     (22,827,618)
                                                                     -------------    -------------
Net increase (decrease) in net assets
   resulting from operations .....................................     (29,612,973)       1,131,841
                                                                     -------------    -------------
DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class ................................................      (5,923,579)      (6,674,306)
   Service Class .................................................            (125)              --
Net realized gain on investments:
   Standard Class ................................................     (17,757,120)      (5,471,283)
   Service Class .................................................            (389)              --
                                                                     -------------    -------------
                                                                       (23,681,213)     (12,145,589)
                                                                     -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ................................................     401,925,432      219,151,306
   Service Class .................................................           7,955            5,001
Net asset value of shares issued upon reinvestment of dividends and distributions:
   Standard Class ................................................      23,680,699       12,145,589
   Service Class .................................................             514               --
                                                                     -------------    -------------
                                                                       425,614,600      231,301,896
                                                                     -------------    -------------
Cost of shares repurchased:
   Standard Class ................................................    (450,999,565)    (254,175,362)
   Service Class .................................................          (1,879)              --
                                                                     -------------    -------------
                                                                      (451,001,444)    (254,175,362)
                                                                     -------------    -------------
Decrease in net assets derived from
   capital share transactions ....................................     (25,386,844)     (22,873,466)
                                                                     -------------    -------------
NET DECREASE IN NET ASSETS .......................................     (78,681,030)     (33,887,214)

NET ASSETS:
   Beginning of period ...........................................     270,172,837      304,060,051
                                                                     -------------    -------------
   End of period .................................................   $ 191,491,807    $ 270,172,837
                                                                     =============    =============

                             See accompanying notes


                                                          International Equity-4

Delaware Group Premium Fund-International Equity Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                       International Equity Series Standard Class
                                                                                        Year Ended
                                                         12/31/01       12/31/00         12/31/99         12/31/98       12/31/97
Net asset value, beginning of period .................   $ 17.940       $ 18.630         $ 16.480         $ 15.520       $ 15.110

Income (loss) from investment operations:
Net investment income(1) .............................      0.277          0.387            0.371            0.386          0.359
Net realized and unrealized gain (loss) on investments
   and foreign currencies ............................     (2.578)        (0.340)           2.161            1.169          0.596
                                                         --------       --------         --------         --------       --------
Total from investment operations .....................     (2.301)         0.047            2.532            1.555          0.955
                                                         --------       --------         --------         --------       --------

Less dividends and distributions from:
Net investment income ................................     (0.435)        (0.405)          (0.356)          (0.595)        (0.545)
Net realized gain on investments .....................     (1.304)        (0.332)          (0.026)              --             --
                                                         --------       --------         --------         --------       --------
Total dividends and distributions ....................     (1.739)        (0.737)          (0.382)          (0.595)        (0.545)
                                                         --------       --------         --------         --------       --------
Net asset value, end of period .......................   $ 13.900       $ 17.940         $ 18.630         $ 16.480       $ 15.520
                                                         ========       ========         ========         ========       ========
Total return(2) ......................................     (12.83%)         0.53%           15.76%           10.33%          6.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..............   $191,481       $270,167         $304,060         $243,536       $198,863
Ratio of expenses to average net assets ..............       0.95%          0.95%            0.92%            0.87%          0.85%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly ...................................       1.01%          1.02%            0.94%            0.88%          0.90%
Ratio of net investment income to average net assets .       1.84%          2.24%            2.16%            2.41%          2.28%
Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly ...................................       1.78%          2.17%            2.14%            2.40%          2.23%
Portfolio turnover ...................................         11%             9%               9%               5%             7%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes


                                                          International Equity-5

International Equity Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

   International Equity Series Service Class

                                                             Year          5/1/00(1)
                                                            Ended             to
                                                           12/31/01        12/31/00
                                                            -------        -------
Net asset value, beginning of period .................      $17.930        $16.780

Income (loss) from investment operations:
Net investment income(2) .............................        0.255          0.270
Net realized and unrealized gain (loss) on investments
   and foreign currencies ............................       (2.561)         0.880
                                                            -------        -------
Total from investment operations .....................       (2.306)         1.150
                                                            -------        -------
Less dividends and distributions from:
Net investment income ................................       (0.420)            --
Net realized gain on investments .....................       (1.304)            --
                                                            -------        -------
Total dividends and distributions ....................       (1.724)            --
                                                            -------        -------

Net asset value, end of period .......................      $13.900        $17.930
                                                            =======        =======

Total return(3) ......................................       (12.88%)         6.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..............      $    11        $     5
Ratio of expenses to average net assets ..............         1.10%          1.09%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly ...         1.16%          1.17%
Ratio of net investment income to average net assets .         1.69%          2.34%
Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly ...................................         1.63%          2.26%
Portfolio turnover ...................................           11%             9%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                          International Equity-6

Delaware Group Premium Fund-International Equity Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to International Equity Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term growth without undue risk to principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $5,237 for the year ended December 31, 2001. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

                                                          International Equity-7

International Equity Series
Notes to Financial Statements (Continued)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware International Advisers Ltd. (DIAL), an affiliate of Delaware Management Company (DMC) and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

DIAL has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.95% of average daily net assets of the Series through April 30, 2002.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC and DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                                  Dividend disbursing,      Other
                   Investment        transfer agent        expenses
                   management      fees, accounting         payable
                 fee payable to   and other expenses        to DMC
                      DIAL          payable to DSC      and affiliates
                 --------------   ------------------    --------------
                    $28,025               $7,723           $30,443

Certain officers of DIAL, DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases ..........................................                 $24,076,953
Sales ..............................................                 $67,527,958

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                          Aggregate            Aggregate
      Cost of             unrealized           unrealized        Net unrealized
    investments          appreciation         depreciation        depreciation
   ------------          ------------         ------------       --------------
   $199,203,263          $24,697,010          $(28,712,843)       $(4,015,833)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                                     2001                2000
                                                     ----                ----
Ordinary income ........................         $ 6,318,619         $ 7,532,609
Long-term capital gain .................          17,362,594           4,612,980
                                                 -----------         -----------
Total ..................................         $23,681,213         $12,145,589
                                                 ===========         ===========

As of December 31, 2001, the components of net assets on a tax basis were as follows:

Paid in capital .........................................         $ 181,316,672
Undistributed ordinary income ...........................             3,923,958
Undistributed long-term gain ............................            10,278,450
Unrealized depreciation of investments
  and foreign currencies ................................            (4,027,273)
                                                                  -------------
Net assets ..............................................         $ 191,491,807
                                                                  =============

                                                          International Equity-8

International Equity Series
Notes to Financial Statements (Continued)

5. Capital Shares

Transactions in capital shares were as follows:

                                                     Year               Year
                                                    Ended               Ended
                                                   12/31/01           12/31/00
                                                   --------           --------
Shares sold:
   Standard Class ........................        27,631,886         12,737,841
   Service Class .........................               559                298
Shares issued upon reinvestment
  of dividends and distributions:
   Standard Class ........................         1,702,422            724,677
   Service Class .........................                37                 --
                                                 -----------        -----------
                                                  29,334,904         13,462,816
                                                 -----------        -----------
Shares repurchased:
Standard Class ...........................       (30,622,090)       (14,723,387)
Service Class ............................              (139)                --
                                                 -----------        -----------
                                                 (30,622,229)       (14,723,387)
                                                 -----------        -----------
Net decrease .............................        (1,287,325)        (1,260,571)
                                                 ===========        ===========

6. Line of Credit

The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

7. Foreign Exchange Contracts

The Series will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at December 31, 2001.

8. Securities Lending

The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 105% of the market value of the securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the
                                                          International Equity-9

International Equity Series
Notes to Financial Statements (Continued)

8. Securities Lending (Continued)

borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 2001 were as follows:

   Market Value
   of Securities                                     Market Value
     on Loan                                         of Collateral
   -----------                                        -----------
   $17,050,783                                        $17,868,550

9. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

10. Industry Allocation

As of December 31, 2001, the Series' investment securities classified by type of business were as follows:

Industry                                                Percentage of net assets
--------                                                ------------------------
Banking & Finance ..........................................      24.67%
Buildings & Materials ......................................      10.07%
Consumer Non Durable/Retail ................................      10.61%
Consumer Products ..........................................       6.46%
Energy .....................................................       8.32%
Healthcare .................................................       4.65%
Industrials ................................................       7.80%
Information ................................................       8.70%
Telecommunications .........................................       5.75%
Utilities ..................................................      10.34%
                                                                  ------
                                                                  97.37%
                                                                  ======

11. Tax Information (Unaudited)

For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

                       (A)                 (B)
                    Long-Term            Ordinary           (C)
                  Capital Gains           Income           Total
                  Distributions        Distributions   Distributions
                   (Tax Basis)          (Tax Basis)     (Tax Basis)
                   -----------          -----------     -----------
                      73%                   27%             100%

----------
(A) and (B) are based on a percentage of the Series' total distributions.

                                                         International Equity-10

Delaware Group Premium Fund-International Equity Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-International Equity Series

We have audited the accompanying statement of net assets of International Equity Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP
Philadelphia, Pennsylvania
February 4, 2002

                                                         International Equity-11

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.


Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
                                                                       United Asset
October 29, 1948                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
                              Officer and            2 Years -         at different times                          Convertible
January 8, 1940               Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------

Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
                                                                       (1989 - Present)
October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
                                                                                                                  President/
August 7, 1937                                                                                                    Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
                                                                       1995 - Present)                            Sovereign Bank
May 28, 1960
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
                                                                       (1990 - Present)
                                                                       (Strategic Consulting)
December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.

(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                         International Equity-12

Trustees
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
                                                                       (1994 - 1999)                              Director -
November 1, 1940                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
                                                                       Present) (Small                            Director - ACI
February 25, 1936                                                      Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
                                                                       (July 1995 -
July 31, 1948                                                          Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
                              Officer - Equity                         - Equity of
June 29, 1949                                                          Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------


                                                         International Equity-13

Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
                              Income                                   Delaware
March 10, 1963                                                         Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
                              Administrative Officer                   at different times
September 30, 1957                                                     at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
                              and Secretary                            at different times
November 26, 1957                                                      at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
                                                                       at different times
August 18, 1962                                                        at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.

                                                         International Equity-14

FOR TOTAL RETURN

REIT Series

Portfolio Snapshot
   During the year ended December 31, 2001, real estate investments continued to be attractive to investors concerned about stock market volatility. Amid the economic downturn, U.S. real estate markets remained relatively strong. The REIT Series returned +8.79% during the fiscal year (Standard Class shares with distributions reinvested) while its benchmark index, the NAreit Equity REIT Index, gained +14.90% for the same year.
   The tragedy of September 11 sent the stock markets reeling in the weeks that followed. While we had no direct exposure to properties that were damaged in the World Trade Center tragedy, we did have some exposure to REITs with New York City property holdings. This generally proved beneficial to the Series.
   Approximately 20-25 million square feet of office space was eliminated in New York City's World Trade Center district on September 11. The resulting supply-demand imbalance benefited existing landlords, as affected companies sought relocation. Confronted with renewed demand, occupancy levels are now forecasted to be flat-to-up over the next 6-12 months. This bodes well for our holdings that operate in and around New York City.
   More generally, defensive sectors of the REIT market, such as manufactured homes, performed well in the slowing economy during the year.

Investment Outlook

   Despite an uncertain economic future, we are confident that REITs will better sustain the effects of slower growth than other areas of the equity market, largely because real estate remains a necessary asset in both up and down markets.
   By employing a bottom-up, security-by-security selection process, we remain focused on quality and stability of cash flow. We believe it's reasonable to expect real estate securities to produce returns in the low teens during 2002. Meanwhile, we are confident that the Series is well-positioned to generate attractive income and returns going forward.

                       Performance of a $10,000 Investment
            May 4, 1998 (Series' inception) through December 31, 2001

                                   REIT Series                  NAREIT Equity
                              (Standard Class Shares)            REIT Index
                               ----------------------           -------------
   May '98                          $ 9,900                     $10,000
   June 30, '98                     $ 9,850                     $ 9,932
   Dec. '98                         $ 9,100                     $ 8,628
   June 30, '99                     $ 9,349                     $ 9,040
   Dec. '99                         $ 8,685                     $ 8,229
   June 30, '00                     $ 9,636                     $ 9,314
   Dec. '00                         $10,879                     $10,399
   June 30, '01                     $11,342                     $11,590
   Dec. '01                         $11,641                     $12,295

                                    REIT Series
                            Average Annual Total Returns
                     -------------------------------------------
                     Standard Class                Service Class
                        Shares*                       Shares**
   Lifetime             +6.64%                        +17.26%
   One Year             +8.79%                         +8.67%

                       For the periods ended December 31, 2001

*  Commenced operations on May 4, 1998.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the REIT Series Standard Class shares for the period from the Series' inception on May 4, 1998 through December 31, 2001. All distributions were reinvested. The chart also shows a $10,000 investment in the NAREIT Equity REIT Index at that month's end, May 31, 1998. After May 31, 1998, returns plotted on the chart were as of the last day of each month shown. The NAREIT Equity REIT Index is an unmanaged index of real estate investment trusts that invest in many types of U.S. property. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the REIT Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                                         REIT-1

Delaware Group Premium Fund-REIT Series
Statement of Net Assets
December 31, 2001

                                                        Number of       Market
                                                          Shares         Value

Common Stock-94.10%
Diversified REITs-5.11%
Vornado Realty Trust ...........................         133,100     $ 5,536,960
                                                                     -----------
                                                                       5,536,960
                                                                     -----------
Healthcare REITs-1.93%
Nationwide Health Properties ...................         112,000       2,093,280
                                                                     -----------
                                                                       2,093,280
                                                                     -----------
Hotel REITs-3.80%
LaSalle Hotel Properties .......................         133,900       1,571,986
MeriStar Hospitality ...........................         179,100       2,543,220
                                                                     -----------
                                                                       4,115,206
                                                                     -----------
Industrial REITs-8.59%
AMB Property ...................................         179,690       4,671,940
First Industrial Realty Trust ..................          35,600       1,107,160
ProLogis Trust .................................         164,200       3,531,942
                                                                     -----------
                                                                       9,311,042
                                                                     -----------
Mall REITs-10.02%
CBL & Associates Properties ....................          93,700       2,951,550
General Growth Properties ......................          68,800       2,669,440
Simon Property Group ...........................         178,850       5,245,671
                                                                     -----------
                                                                      10,866,661
                                                                     -----------
Manufactured Housing REITs-4.36%
Chateau Communities ............................          86,360       2,582,164
Sun Communities ................................          57,560       2,144,110
                                                                     -----------
                                                                       4,726,274
                                                                     -----------
Multifamily REITs-12.59%
Apartment Investment & Management Class A ......          85,910       3,928,664
AvalonBay Communities ..........................          65,773       3,111,721
Camden Property Trust ..........................          50,300       1,846,010
Equity Residential Properties Trust ............         110,400       3,169,584
Essex Property Trust ...........................          32,310       1,596,437
                                                                     -----------
                                                                      13,652,416
                                                                     -----------

                                                        Number of       Market
                                                          Shares         Value
Common Stock (Continued)
Office/Industrial REITs-31.08%
Alexandria Real Estate Equities ..............           61,170      $ 2,514,087
CarrAmerica Realty ...........................          119,980        3,611,398
Duke Realty ..................................          149,000        3,625,170
Equity Office Properties Trust ...............          264,511        7,956,491
Kilroy Realty ................................          113,200        2,973,764
Liberty Property Trust .......................           76,760        2,291,286
Prentiss Properties Trust ....................          152,980        4,199,301
Reckson Associates Realty ....................          150,690        3,520,118
SL Green Realty ..............................           97,690        3,000,060
                                                                     -----------
                                                                      33,691,675
                                                                     -----------
Real Estate Operating Companies-6.93%
+Catellus Development ........................          161,400        2,969,760
+Security Capital Group Class B ..............           56,000        1,420,720
Starwood Hotels & Resorts Worldwide ..........           20,100          599,985
Trizec Hahn ..................................          160,800        2,524,560
                                                                     -----------
                                                                       7,515,025
                                                                     -----------
Retail Strip Centers REITs-9.69%
Chelsea Property Group .......................           69,300        3,402,630
Kimco Realty .................................          102,450        3,349,091
Pan Pacific Retail Properties ................          130,590        3,750,544
                                                                     -----------
                                                                      10,502,265
                                                                     -----------
Total Common Stock
(cost $96,100,357) ...........................                       102,010,804
                                                                     -----------


                                                                         REIT-2

REIT Series
Statement of Net Assets (Continued)

                                                   Principal          Market
                                                     Amount           Value
Repurchase Agreements-6.69% With
BNP Paribas 1.65% 1/2/02 (dated
12/31/01, collateralized by
$320,000 U.S. Treasury Bills due
2/21/02, market value $319,125 and
$625,000 U.S. Treasury Notes 5.50%
due 1/31/03, market value $661,832
and $1,466,000 U.S. Treasury Notes
10.75% due 8/15/05, market value
$1,851,127)................................        $2,763,700        $2,763,700
With J.P. Morgan Chase 1.60% 1/2/02
(dated 12/31/01, collateralized by
$1,766,000 U.S. Treasury Notes
3.25% due 12/31/03, market value
$1,772,290)................................         1,727,600         1,727,600

                                                   Principal           Market
                                                     Amount            Value

Repurchase Agreements (Continued)
With UBS Warburg 1.68% 1/2/02
(dated 12/31/01, collateralized by
$2,133,000 U.S. Treasury Notes
6.50% due 2/28/02, market value
$2,198,005 and $592,000 U.S.
Treasury Notes 6.25% due 7/31/02,
market value $622,217).....................        $2,763,700        $2,763,700
Total Repurchase Agreements
(cost $7,255,000)..........................                           7,255,000
                                                                     ----------


TOTAL MARKET VALUE OF SECURITIES-100.79% (cost $103,355,357) ........................        109,265,804

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.79%) .............................           (859,698)
                                                                                           -------------
NET ASSETS APPLICABLE TO 9,267,599 SHARES OUTSTANDING-100.00% .......................      $ 108,406,106
                                                                                           =============
NET ASSET VALUE-REIT SERIES STANDARD CLASS ($99,786,645 / 8,530,621 shares) .........             $11.70
                                                                                                  ======
NET ASSET VALUE-REIT SERIES SERVICE CLASS ($8,619,461 / 736,978 shares) .............             $11.70
                                                                                                  ======
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2001:
Shares of beneficial interest (unlimited authorization-no par) ......................      $  96,544,368
Undistributed net investment income .................................................          4,370,873
Accumulated net realized gain on investments ........................................          1,580,418
Net unrealized appreciation of investments ..........................................          5,910,447
                                                                                           -------------
Total net assets ....................................................................      $ 108,406,106
                                                                                           =============

----------------
 +Non-income producing security for the year ended December 31, 2001.

   Summary of Abbreviations:
   REIT-Real Estate Investment Trust

                             See accompanying notes


                                                                         REIT-3

Delaware Group Premium Fund-
REIT Series
Statement of Operations
Year Ended December 31, 2001


Investment Income:
Dividends ................................................         $ 4,559,564
Interest .................................................             169,425
                                                                   -----------
                                                                     4,728,989
                                                                   -----------
Expenses:
Management fees ..........................................             590,353
Accounting and administration expenses ...................              35,441
Registration fees ........................................              16,545
Professional fees ........................................              15,899
Reports and statements to shareholders ...................              13,210
Dividend disbursing and transfer agent
   fees and expenses .....................................               8,880
Custodian fees ...........................................               7,894
Distribution expense - Service Class .....................               6,936
Trustees' fees ...........................................               2,530
Taxes (other than taxes on income) .......................                 430
Other ....................................................              13,146
                                                                   -----------
                                                                       711,264
Less expenses absorbed or waived .........................             (33,506)
Less expenses paid indirectly ............................              (3,528)
                                                                   -----------
Total expenses ...........................................             674,230
                                                                   -----------
Net Investment Income ....................................           4,054,759
                                                                   -----------
Net Realized and Unrealized Gain
   on Investments:
Net realized gain on investments .........................           1,872,096
Net change in unrealized appreciation /
   depreciation of investments ...........................           1,283,518
                                                                   -----------
Net Realized and Unrealized Gain
   on Investments ........................................           3,155,614
                                                                   -----------
Net Increase in Net Assets Resulting
   from Operations .......................................         $ 7,210,373
                                                                   ===========

 See accompanying notes

Delaware Group Premium Fund-
REIT Series
Statements of Changes in Net Assets

                                                           Year Ended
                                                    12/31/01        12/31/00
                                                 -------------    -------------
Increase in Net Assets from
   Operations:
Net investment income ........................   $   4,054,759    $   1,435,905
Net realized gain on investments .............       1,872,096          455,895
Net change in unrealized appreciation /
   depreciation of investments ...............       1,283,518        5,181,729
                                                 -------------    -------------
Net increase in net assets resulting
   from operations ...........................       7,210,373        7,073,529
                                                 -------------    -------------
Dividends and Distributions to
   Shareholders from:
Net investment income:
   Standard Class ............................      (1,131,688)        (412,878)
   Service Class .............................         (59,978)               -
Net realized gain on investments:
   Standard Class ............................        (232,835)               -
   Service Class .............................         (13,025)               -
                                                 -------------    -------------
                                                    (1,437,526)        (412,878)
                                                 -------------    -------------
Capital Share Transactions:
Proceeds from shares sold:
   Standard Class ............................      63,604,204       53,196,251
   Service Class .............................       7,743,345        2,466,323
Net asset value of shares issued upon
reinvestment of dividends and
   distributions:
   Standard Class ............................       1,364,523          412,878
   Service Class .............................          73,003                -
                                                 -------------    -------------
                                                    72,785,075       56,075,452
                                                 -------------    -------------
Cost of shares repurchased:
   Standard Class ............................     (28,204,505)     (14,078,233)
   Service Class .............................      (2,111,699)        (116,987)
                                                 -------------    -------------
                                                   (30,316,204)     (14,195,220)
                                                 -------------    -------------
Increase in net assets derived from capital
   share transactions ........................      42,468,871       41,880,232
                                                 -------------    -------------
Net Increase in Net Assets ...................      48,241,718       48,540,883
Net Assets:
Beginning of period ..........................      60,164,388       11,623,505
                                                 -------------    -------------
End of period ................................   $ 108,406,106    $  60,164,388
                                                 =============    =============

                             See accompanying notes


                                                                          REIT-4

Delaware Group Premium Fund-REIT Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:



                                                                                REIT Series Standard Class
                                                                                                                   5/4/98(1)
                                                                                    Year Ended                         to
                                                                    12/31/01        12/31/00      12/31/99         12/31/98
                                                                -----------------------------------------------------------
Net asset value, beginning of period ....................       $    11.020     $     8.670      $    9.100      $  10.000

Income (loss) from investment operations:
Net investment income(2).................................             0.571           0.532           0.334          0.217
Net realized and unrealized gain (loss) on investments ..             0.361           2.100          (0.574)        (1.117)
                                                                -----------     -----------      ----------      ---------
Total from investment operations ........................             0.932           2.632          (0.240)        (0.900)
                                                                -----------     -----------      ----------      ---------
Less dividends and distributions from:
Net investment income ...................................            (0.209)         (0.282)         (0.190)         -
Net realized gain on investments ........................            (0.043)          -               -              -
                                                                -----------     -----------      ----------      ---------
Total dividends and distributions .......................            (0.252)         (0.282)         (0.190)         -
                                                                -----------     -----------      ----------      ---------
Net asset value, end of period ..........................       $    11.700     $    11.020      $    8.670      $   9.100
                                                                ===========     ===========      ==========      =========
Total return(3)..........................................             8.79%          31.33%          (2.61%)        (9.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .................       $   99,787      $   57,664       $  11,624       $  5,562
Ratio of expenses to average net assets .................             0.85%           0.85%           0.85%          0.85%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly ......             0.89%           1.03%           0.96%          1.02%
Ratio of net investment income to average net assets ....             5.16%           5.63%           5.65%          6.42%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid
   indirectly ...........................................             5.12%           5.45%           5.54%          6.25%
Portfolio turnover ......................................               56%             31%             33%            39%


(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001 and 2000.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes


                                                                         REIT-5

REIT Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                   REIT Series Service Class
                                                                 ----------------------------
                                                                      Year         5/1/00(1)
                                                                      Ended           to
                                                                    12/31/01       12/31/00
                                                                 -----------    -------------
Net asset value, beginning of period ......................      $    11.020    $     9.180

Income from investment operations:
Net investment income(2)...................................            0.555          0.389
Net realized and unrealized gain on investments ...........            0.366          1.451
                                                                 -----------    -----------
Total from investment operations ..........................            0.921          1.840
                                                                 -----------    -----------
Less dividends and distributions from:
Net investment income .....................................           (0.198)         -
Net realized gain on investments ..........................           (0.043)         -
                                                                 -----------    -----------
Total dividends and distributions .........................           (0.241)         -
                                                                 -----------    -----------

Net asset value, end of period ............................      $    11.700    $    11.020
                                                                 ===========    ===========

Total return(3)............................................             8.67%         20.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................      $     8,619    $     2,501
Ratio of expenses to average net assets ...................             1.00%          1.00%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ................             1.04%          1.21%
Ratio of net investment income to average net assets ......             5.01%          5.69%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly             4.97%          5.48%
Portfolio turnover ........................................               56%            31%


-------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes


                                                                         REIT-6

Delaware Group Premium Fund-REIT Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to REIT Series (the "Series"). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum long-term total return, with capital appreciation as a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,889 for the year ended December 31, 2001. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2001 were approximately $1,639. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2002.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.



                                                                         REIT-7

REIT Series
Notes to Financial Statements (Continued)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (Continued)

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                            Dividend disbursing,         Other
          Investment        transfer agent fees,       expenses
          management             accounting            payable
       fee payable to       and other expenses          to DMC
            DMC               payable to DSC       and affiliates
       --------------       -------------------    --------------
          $55,194                    $5,306               $17,006

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

   Purchases .......  $85,837,619
   Sales ..........   $42,007,699

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                        Aggregate            Aggregate
   Cost of             unrealized           unrealized         Net unrealized
 investments          appreciation          depreciation        appreciation
-------------         ------------          -------------      ---------------
 $103,485,227          $6,224,705             $(444,128)          $5,780,577

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:
                                                           2001       2000
                                                       ----------    --------
   Ordinary income .............................       $1,191,217    $412,878
   Long-term capital gain.......................          246,309           -
                                                       ----------    --------
   Total........................................       $1,437,526    $412,878
                                                       ==========    ========

As of December 31, 2001, the components of net assets on a tax basis were as follows:

   Paid in capital...............................   $  96,544,368
   Undistributed ordinary income.................       4,918,288
   Undistributed long-term gain..................       1,162,873
   Unrealized appreciation.......................       5,780,577
                                                     ------------
   Net assets....................................    $108,406,106
                                                     ============


                                                                         REIT-8

REIT Series
Notes to Financial Statements (Continued)

5. Capital Shares

Transactions in capital shares were as follows:

                                                          Year          Year
                                                         Ended         Ended
                                                        12/31/01      12/31/00
                                                       ---------      ---------
Shares sold:
   Standard Class ................................     5,737,216      5,242,511
   Service Class .................................       696,142        238,055

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class ................................       133,515         48,689
   Service Class .................................         7,136              -
                                                      ----------     ----------
                                                       6,574,009      5,529,255
                                                      ----------     ----------
Shares repurchased:
   Standard Class ................................    (2,574,525)    (1,396,739)
   Service Class .................................      (193,223)       (11,132)
                                                      ----------     ----------
                                                      (2,767,748)    (1,407,871)
                                                      ----------     ----------
Net increase .....................................     3,806,261      4,121,384
                                                      ==========     ==========

6. Line of Credit

The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

7. Credit and Market Risk

The Series concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Series is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

8. Tax Information (Unaudited)

For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

       (A)                    (B)
    Long-Term              Ordinary           (C)
   Capital Gains            Income           Total              (D)
   Distributions         Distributions   Distributions      Qualifying
    (Tax Basis)           (Tax Basis)     (Tax Basis)       Dividends(1)
   --------------        -------------   -------------      ------------
       17%                    83%            100%                -

---------------
    (A) and (B) are based on a percentage of the Series' total distributions.
    (D) is based on a percentage of ordinary income of the Series.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


                                                                         REIT-9

Delaware Group Premium Fund-REIT Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-REIT Series

We have audited the accompanying statement of net assets of REIT Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of REIT Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2002



                                                                        REIT-10

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.


Trustees/Officers


                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
October 29, 1948                                                       United Asset
                                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
January 8, 1940               Officer and            2 Years -         at different times                          Convertible
                              Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------

Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
October 1, 1927                                                        (1989 - Present)
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
August 7, 1937                                                                                                    President/
                                                                                                                  Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
May 28, 1960                                                           1995 - Present)                            Sovereign Bank
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
December 7, 1938                                                       (1990 - Present)
                                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.
(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.


                                                                         REIT-11


Trustees

                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
November 1, 1940                                                       (1994 - 1999)                              Director -
                                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
February 25, 1936                                                      Present) (Small                            Director - ACI
                                                                       Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
July 31, 1948                                                          (July 1995 -
                                                                       Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
June 29, 1949                 Officer - Equity                         - Equity of
                                                                       Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------


                                                                        REIT-12


Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
March 10, 1963                Income                                   Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
September 30, 1957            Administrative Officer                   at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
November 26, 1957             and Secretary                            at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
August 18, 1962                                                        at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.


                                                                        REIT-13

FOR CAPITAL APPRECIATION

Select Growth Series

Portfolio Snapshot
   During the year, stocks continued their process of giving up many of the strong gains achieved during the latter half of the 1990s. For the fiscal year ended December 31, 2001, Select Growth Series returned -23.78% (Standard Class shares with distributions reinvested). The Series' benchmark, the S&P 500 Index, finished the same year down -11.88%.
   Declines were universal throughout most of the fiscal year as growth, value, large-capitalization, and small-capitalization indexes all were down. However, the fourth quarter witnessed many of these same indexes starting to rebound and shedding light on a possible economic recovery.
   Technology stocks were the worst performers during the period, and communications-oriented issues suffered in particular. Consumer stocks were also down substantially, based on investors' fears that increased corporate layoffs and declining sentiment as of a result of September 11 attacks would reduce consumer spending. Throughout the year, we maintained our discipline in culling names from the portfolio whose future prospects we believe had diminished, replacing them in our view with higher quality stocks that may have previously fallen outside of our valuation parameters.
   Financial stocks were the best-performing issues during the year, due to the Federal Reserve's lowering of interest rates. Insurance stocks initially declined substantially in the aftermath of September 11, but have rebounded strongly as a group after investors realized that increased pricing and increased demand for insurance would outweigh the losses from the attacks. Investment Outlook
   While we are encouraged by the market rebound, we are still concerned about the lingering reduction in capital spending and concerns that productivity may be hampered by increased security measures. We continue to believe that market-leading companies with the strongest growth prospects will benefit the most during an economic rebound.

                       Performance of a $10,000 Investment
            May 3, 1999 (Series' inception) through December 31, 2001

                           Select Growth Series
                          (Standard Class Shares)         S&P 500 Index
                          -----------------------         -------------
           May '99               $ 9,910                     $10,000
           Dec. '99              $14,290                     $11,368
           Jun. '00              $14,123                     $11,320
           Dec. '00              $11,081                     $10,333
           Jun. '01              $ 9,422                     $ 9,641
           Dec. '01              $ 8,445                     $ 9,105


                              Select Growth Series
                          Average Annual Total Returns
                          ----------------------------
                                   Standard Class       Service Class
                                   Shares*              Shares**
               Lifetime              -6.13%               -24.24%
               One Year             -23.78%               -23.90%

                     For the periods ended December 31, 2001

                    * Commenced operations on May 3, 1999.
                    ** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Select Growth Series Standard Class shares for the period from the Series' inception on May 3, 1999 through December 31, 2001. All distributions were reinvested. The chart also shows a $10,000 investment in the S&P 500 Index at that month's end, May 31, 1999. After May 31, 1999, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the Select Growth Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                 Select Growth-1

Delaware Group Premium Fund-Select Growth Series
Statement of Net Assets
December 31, 2001

                                                       Number of      Market
                                                        Shares         Value

 COMMON STOCK-91.67%
 Banking & Finance-17.19%
 Bankatlantic Bancorp Class A ....................        24,700    $   226,746
+Concord EFS .....................................        25,900        849,002
 Fannie Mae ......................................        30,300      2,408,850
 Federated Investors Class B .....................        21,800        694,984
 Freddie Mac .....................................        38,800      2,537,520
 Lehman Brothers Holdings ........................        27,700      1,850,360
 USA Education ...................................        28,500      2,394,570
 Zions Bancorporation ............................        18,900        993,762
                                                                    -----------
                                                                     11,955,794
                                                                    -----------

 Business Services-6.40%
+Cendant .........................................        54,700      1,072,667
 First Data ......................................        29,600      2,322,120
+Robert Half International .......................        39,800      1,062,660
                                                                    -----------
                                                                      4,457,447
                                                                    -----------

 Cable, Media & Publishing-14.09%
+Adelphia Communications Class A .................        27,000        841,860
+AOL Time Warner .................................        53,300      1,710,930
+Charter Communications Class A ..................        76,800      1,261,824
+Clear Channel Communications ....................        33,600      1,710,576
+Comcast Special Class A .........................        80,000      2,880,000
+Mediacom Communications .........................        76,700      1,400,542
                                                                    -----------
                                                                      9,805,732
                                                                    -----------

 Computers & Technology-15.59%
+Analog Devices ..................................        29,400      1,305,066
+Applied Micro Circuits ..........................        61,500        696,180
+Brocade Communications Systems ..................        16,800        556,416
+Extreme Networks ................................        17,900        230,910
 Linear Technology ...............................        15,600        609,024
+Micrel ..........................................        51,100      1,340,353
+Microsoft .......................................        10,100        669,327
+Novellus Systems ................................        15,400        607,530
+ONI Systems .....................................        91,300        572,451
+Peregrine Systems ...............................        75,100      1,113,733
+Quest Software ..................................        88,300      1,952,313
+Sonus Networks ..................................        83,400        385,308
+Veritas Software ................................        18,125        812,363
                                                                    -----------
                                                                     10,850,974
                                                                    -----------

                                                       Number of      Market
                                                        Shares         Value

 COMMON STOCK (CONTINUED)
 Healthcare & Pharmaceuticals-9.86%
 AmerisourceBergen ...............................         3,700    $   235,135
+Amgen ...........................................        22,500      1,269,900
+Celera Genomics Group - Applera .................        13,100        349,639
+Genentech .......................................        38,100      2,066,925
+Inhale Therapeutic Systems ......................        51,600        957,180
+Pain Therapeutics ...............................       127,700      1,169,732
 Schering-Plough .................................        22,700        812,887
                                                                    -----------
                                                                      6,861,398
                                                                    -----------

 Insurance-3.77%
 ACE Limited .....................................         8,100        325,215
 HCC Insurance Holdings ..........................        30,000        826,500
 PartnerRe .......................................         9,600        518,400
 PMA Capital Class A .............................        11,000        212,300
+Willis Group Holdings ...........................        31,400        739,470
                                                                    -----------
                                                                      2,621,885
                                                                    -----------

 Leisure, Lodging & Entertainment-0.55%
 Marriott International-Class A ..................         9,500        386,175
                                                                    -----------
                                                                        386,175
                                                                    -----------

 Restaurants-6.05%
+Brinker International ...........................        49,450      1,471,632
 Darden Restaurants ..............................        43,000      1,522,200
+Krispy Kreme Doughnuts ..........................        27,600      1,219,920
                                                                    -----------
                                                                      4,213,752
                                                                    -----------

 Retail Stores-16.94%
+Bed Bath & Beyond ...............................        82,200      2,786,580
+Best Buy ........................................        21,000      1,564,080
 Home Depot ......................................        30,100      1,535,401
+Kohl's ..........................................        41,300      2,909,172
 Lowe's Companies ................................        53,100      2,464,371
+Staples .........................................        28,400        531,080
                                                                    -----------
                                                                     11,790,684
                                                                    -----------

 Transportation & Shipping-1.23%
+Arkansas Best ...................................         6,100        175,802
 Expeditors International
  of Washington ..................................        12,000        683,400
                                                                    -----------
                                                                        859,202
                                                                    -----------
 Total Common Stock
  (cost $57,875,346) .............................                   63,803,043
                                                                    -----------


                                                                 Select Growth-2

Select Growth Series
Statement of Net Assets (Continued)

                                                        Principal      Market
                                                         Amount        Value

REPURCHASE AGREEMENTS-9.34%
With BNP Paribas 1.65% 1/2/02 (dated 12/31/01,
  collateralized by $287,000 U.S. Treasury Bills
  due 2/21/02, market value $286,047 and $560,000
  U.S. Treasury Notes 5.50% due 1/31/03, market
  value $593,231 and $1,314,000 U.S. Treasury
  Notes 10.75% due 8/15/05, market value
  $1,659,252) .....................................   $ 2,478,000   $ 2,478,000
With J.P. Morgan Chase 1.60% 1/2/02 (dated
  12/31/01, collateralized by $1,583,000 U.S.
  Treasury Notes 3.25% due 12/31/03,  market
  value $1,588,587) ..............................      1,548,000     1,548,000



                                                        Principal      Market
                                                         Amount        Value

REPURCHASE AGREEMENTS (CONTINUED)

With UBS Warburg 1.68% 1/2/02 (dated 12/31/01,
  collateralized by $1,912,000 U.S. Treasury Notes
  6.50% due 2/28/02, market value $1,970,176 and
  $546,000 U.S. Treasury Notes 6.25% due 7/31/02,
  market value $557,772) .........................   $ 2,477,000   $  2,477,000
                                                                   ------------

Total Repurchase Agreements
  (cost $6,503,000) ..............................                    6,503,000
                                                                   ------------
Total Market Value of Securities-101.01% (cost $64,378,346) ....     70,306,043

Liabilities Net of Receivables and Other Assets-(1.01%) ........       (704,235)
                                                                   ------------

Net Assets Applicable to 8,387,063 Shares Outstanding-100.00% ..   $ 69,601,808
                                                                   ============

Net Asset Value-Select Growth Series Standard Class
    ($55,103,878/6,636,714 shares) .............................   $       8.30
                                                                           ====

Net Asset Value-Select Growth Series Service Class
    ($14,497,930/1,750,349 shares) .............................   $       8.28
                                                                           ====

Components of net assets at December 31, 2001:
Shares of beneficial interest (unlimited authorization-no par) .   $109,813,281
Accumulated net realized loss on investments ...................    (46,139,170)
Net unrealized appreciation of investments .....................      5,927,697
                                                                   ------------
Total net assets ...............................................   $ 69,601,808
                                                                   ============

-------------------------
+ Non-income producing security for the year ended December 31, 2001.

                             See accompanying notes


                                                                 Select Growth-3

Delaware Group Premium Fund-
Select Growth Series
Statement of Operations
Year Ended December 31, 2001


INVESTMENT INCOME:
Dividends .......................................................  $    279,425
Interest ........................................................       197,457
                                                                   ------------
                                                                        476,882
                                                                   ------------

EXPENSES:
Management fees .................................................       567,688
Distribution expense - Service Class ............................        22,140
Accounting and administration expenses ..........................        20,058
Registration fees ...............................................        17,047
Professional fees ...............................................        14,250
Reports and statements to shareholders ..........................         9,836
Dividend disbursing and transfer agent
   fees and expenses ............................................         7,542
Custodian fees ..................................................         7,514
Trustees' fees ..................................................         2,800
Other ...........................................................        17,238
                                                                   ------------
                                                                        686,113
Less expenses absorbed or waived ................................       (18,896)
Less expenses paid indirectly ...................................        (3,323)
                                                                   ------------
Total expenses ..................................................       663,894
                                                                   ------------

NET INVESTMENT LOSS .............................................      (187,012)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized loss on investments ................................   (30,289,975)
Net change in unrealized appreciation /
   depreciation of investments ..................................     6,612,845
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ...............................................   (23,677,130)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................................  $(23,864,142)
                                                                   ------------

                             See accompanying notes

Delaware Group Premium Fund-
Select Growth Series
Statements of Changes in Net Assets

                                                             Year Ended
                                                      12/31/01       12/31/00
                                                    ------------   ------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment loss .............................   $   (187,012)  $   (309,329)
Net realized loss on investments ................    (30,289,975)   (15,456,068)
Net change in unrealized appreciation /
   depreciation of investments ..................      6,612,845    (12,117,906)
                                                    ------------   ------------
Net decrease in net assets resulting
   from operations ..............................    (23,864,142)   (27,883,303)
                                                    ------------   ------------

DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class ...............................           --          (42,125)
   Service Class ................................           --             --
Net realized gain on investments:
   Standard Class ...............................           --       (1,715,097)
   Service Class ................................           --             --
                                                    ------------   ------------
                                                            --       (1,757,222)
                                                    ------------   ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ...............................     11,626,342     71,126,791
   Service Class ................................      7,577,350     21,063,384
Net asset value of shares issued upon
   reinvestment of dividends and
   distributions:
   Standard Class ...............................           --        1,757,222
   Service Class ................................           --             --
                                                    ------------   ------------
                                                      19,203,692     93,947,397
                                                    ------------   ------------
Cost of shares repurchased:
   Standard Class ...............................    (17,586,045)   (19,876,828)
   Service Class ................................     (5,510,966)      (599,328)
                                                    ------------   ------------
                                                     (23,097,011)   (20,476,156)
                                                    ------------   ------------
Increase (decrease) in net assets derived
   from capital share transactions ..............     (3,893,319)    73,471,241
                                                    ------------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS ................................    (27,757,461)    43,830,716

NET ASSETS:
Beginning of period .............................     97,359,269     53,528,553
                                                    ------------   ------------
End of period ...................................   $ 69,601,808   $ 97,359,269
                                                    ============   ============


                             See accompanying notes


                                                                 Select Growth-4

Delaware Group Premium Fund-Select Growth Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                            Select Growth Series Standard Class
                                                                                                            5/3/99(1)
                                                                            Year Ended                        to
                                                                    12/31/01            12/31/00            12/31/99
                                                                ---------------     ---------------     ---------------

Net asset value, beginning of period .......................    $        10.890     $        14.300     $        10.000

Income (loss) from investment operations:
Net investment income (loss)(2) ............................             (0.019)             (0.040)              0.011
Net realized and unrealized gain (loss) on investments .....             (2.571)             (3.078)              4.289
                                                                         ------              ------               -----
Total from investment operations ...........................             (2.590)             (3.118)              4.300
                                                                         ------              ------               -----

Less dividends and distributions from:
Net investment income ......................................               --                (0.007)              --
Net realized gain on investments ...........................               --                (0.285)              --
                                                                ---------------     ---------------     ---------------
Total dividends and distributions ..........................               --                (0.292)              --
                                                                ---------------     ---------------     ---------------

Net asset value, end of period .............................    $         8.300     $        10.890     $        14.300
                                                                ===============     ===============     ===============

Total return(3) ............................................             (23.78%)            (22.46%)             42.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ....................    $        55,104     $        80,443     $        53,529
Ratio of expenses to average net assets ....................               0.85%               0.82%               0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly .................               0.88%               0.89%               0.81%
Ratio of net investment income (loss) to average net assets               (0.22%)             (0.30%)              0.32%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly               (0.25%)             (0.37%)              0.29%
Portfolio turnover .........................................                135%                158%                174%

---------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes


                                                                 Select Growth-5

Select Growth Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                       Select Growth Series
                                                          Service Class
                                                        Year          5/1/00(1)
                                                        Ended            to
                                                       12/31/01       12/31/00
                                                     --------------------------
Net asset value, beginning of period .............   $   10.880     $   13.160

Loss from investment operations:
Net investment loss(2) ...........................       (0.032)        (0.043)
Net realized and unrealized loss on investments ..       (2.568)        (2.237)
                                                     ----------     ----------
Total from investment operations .................       (2.600)        (2.280)
                                                     ----------     ----------

Net asset value, end of period ...................   $    8.280     $   10.880
                                                     ==========     ==========

Total return(3) ..................................       (23.90%)       (17.33%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..........   $   14,498     $   16,916
Ratio of expenses to average net assets ..........         1.00%          0.99%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid
   indirectly ....................................         1.03%          1.06%
Ratio of net investment loss to average net assets        (0.37%)        (0.48%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid
   indirectly ....................................        (0.40%)        (0.55%)
Portfolio turnover ...............................          135%           158%

------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.


                             See accompanying notes


                                                                 Select Growth-6

Delaware Group Premium Fund-Select Growth Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Select Growth Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,807 for the year ended December 31, 2001. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2001 were approximately $1,516. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2002.


                                                                 Select Growth-7

Select Growth Series
Notes to Financial Statements (Continued)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (Continued)

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                               Dividend disbursing,          Other
             Investment        transfer agent fees,         expenses
             management          accounting fees            payable
           fee payable to       and other expenses           to DMC
                DMC              payable to DSC           and affiliates
           --------------      --------------------       --------------
              $57,927                $3,522                 $11,393

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

   Purchases ...............................  $95,949,692
   Sales ...................................  $99,883,020

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                          Aggregate       Aggregate
         Cost of         unrealized       unrealized     Net unrealized
       investments      appreciation     depreciation     depreciation
       -----------      ------------     ------------     ------------
       $67,968,653       $8,571,533      $(6,234,143)     $2,337,390

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                2001            2000
                                ----            ----
Ordinary income .......          --          $1,757,222

As of December 31, 2001, the components of net assets on a tax basis were as follows:

   Paid in capital .........................    $109,813,281
   Capital loss carryforwards ..............     (41,547,372)
   Post-October losses .....................      (1,001,491)
   Unrealized appreciation .................       2,337,390
                                                ------------
   Net assets ..............................    $ 69,601,808
                                                ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $10,588,983 expires in 2008 and $30,958,389 expires in 2009.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.


                                                                 Select Growth-8

Select Growth Series
Notes to Financial Statements (Continued)


5. Capital Shares

Transactions in capital shares were as follows:

                                                        Year           Year
                                                       Ended          Ended
                                                      12/31/01       12/31/00
                                                     -----------    -----------

Shares sold:
   Standard Class ................................     1,302,741      4,895,777
   Service Class .................................       866,013      1,607,098

Shares issued upon reinvestment of dividends
   and distributions:
   Standard Class ................................          --          105,286
   Service Class .................................          --             --
                                                     -----------    -----------
                                                       2,168,754      6,608,161
                                                     -----------    -----------

Shares repurchased:
   Standard Class ................................    (2,051,450)    (1,359,377)
   Service Class .................................      (670,141)       (52,621)
                                                     -----------    -----------
                                                      (2,721,591)    (1,411,998)
                                                     -----------    -----------
Net increase (decrease) ..........................      (552,837)     5,196,163
                                                     ===========    ===========

6. Line of Credit

The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

7. Credit and Market Risk

The Series invests a significant portion of its assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.


                                                                 Select Growth-9

Delaware Group Premium Fund-Select Growth Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Select Growth  Series

We have audited the accompanying statement of net assets of Select Growth Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Select Growth Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2002



                                                                Select Growth-10

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
                                                                       United Asset
October 29, 1948                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
                              Officer and            2 Years -         at different times                          Convertible
January 8, 1940               Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------

Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
                                                                       (1989 - Present)
October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
                                                                                                                  President/
August 7, 1937                                                                                                    Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
                                                                       1995 - Present)                            Sovereign Bank
May 28, 1960
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
                                                                       (1990 - Present)
December 7, 1938                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.
(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.


                                                                Select Growth-11


Trustees
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
                                                                       (1994 - 1999)                              Director -
November 1, 1940

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
                                                                       Present) (Small                            Director - ACI
February 25, 1936                                                      Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
                                                                       (July 1995 -
July 31, 1948                                                          Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
                              Officer - Equity                         - Equity of
June 29, 1949                                                          Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------


                                                                Select Growth-12

Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
                              Income                                   Delaware
March 10, 1963                                                         Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
                              Administrative Officer                   at different times
September 30, 1957                                                     at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
                              and Secretary                            at different times
November 26, 1957                                                      at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
                                                                       at different times
August 18, 1962                                                        at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.


                                                                Select Growth-13

FOR CAPITAL APPRECIATION

Small Cap Value Series

Portfolio Snapshot
         During 2001, most major indexes experienced turbulent market conditions, resulting in poor performance. The Federal Reserve reduced the federal funds rate 13 times in 2001 in an effort to spark the economy and avoid a recession.
         Despite the bleak economic outlook throughout the year, the Series' posted an +11.84% total return (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2001. The Russell 2000 Value Index, the Series' benchmark, outperformed the Series with a +14.02% return for the same period.
         Throughout the fiscal year, we continued to seek out solid performers in a variety of sectors. Stock selection and sector allocation generally helped us throughout the year, although the third quarter of 2001 was especially challenging. The reduction in earnings estimates reported by so many companies more than offset any positive benefits expected from the Federal Reserve's historically aggressive reductions in interest rates.
         Despite volatility and contraction in the markets, small-cap performance was strong in sectors of the economy such as basic industries/capital goods and transportation. Another sector that performed well was consumer services. Over the past several years, consumers have been purchasing big-ticket items, including real estate and automobiles. However, that trend began to turn as technology investments began collapsing. The banking sector turned in mixed performance, which mirrored the year's economic uncertainty.
         Technology continued to be a poor sector in which to invest, and we reduced the Series' holdings throughout the year while maintaining a close watch on this volatile sector.

Investment Outlook

         One of the positive outcomes of a market contraction is that greater amounts of equities become available at excellent prices, benefiting both the Series and value investors in general over the long-term. Despite shaky consumer confidence, we project that by the end of the second quarter of 2002 we will begin to see concrete evidence of an economic recovery.
         Over the next year, we anticipate the Series will remain positioned in a way that's similar to its current sector weightings. We will continue to seek out undervalued companies with good liquidity in our efforts to provide strong long-term performance in the Small Cap Value Series.

                       Performance of a $10,000 Investment
         December 27, 1993 (Series' inception) through December 31, 2001

                                  Small Cap
                                 Value Series              Russell 2000
                           (Standard Class Shares)          Value Index
                           -----------------------         -------------
         Dec. '93                  10,000                     10,210
         Dec. '94                   9,845                     10,506
         Dec. '95                  12,380                     13,012
         Dec. '96                  15,026                     15,945
         Dec. '97                  19,787                     21,192
         Dec. '98                  18,511                     20,175
         Dec. '99                  18,235                     19,196
         Dec. '00                  22,393                     22,666
         Dec. '01                  25,532                     25,372

                             Small Cap Value Series
                          Average Annual Total Returns
                          ----------------------------

                              Standard Class  Service Class
                                  Shares*        Shares**

Lifetime                          +12.03%        +18.44%
Five Years                         +9.74%            --
One Year                          +11.84%        +11.68%

For the periods ended December 31, 2001

*    Commenced operations on December 27, 1993.
**   Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Small Cap Value Series Standard Class shares for the period from the Series' inception on December 27, 1993 through December 31, 2001. All distributions were reinvested. The chart also shows a $10,000 investment in the Russell 2000 Value Index at that month's end, December 31, 1993. After December 31, 1993, returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Value Index is an unmanaged composite that measures the stocks of small, value-oriented companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the Small Cap Value Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                               Small Cap Value-1

Delaware Group Premium Fund-Small Cap Value Series
Statement of Net Assets
December 31, 2001

                                                       Number           Market
                                                      of Shares         Value

COMMON STOCK-91.55%
Aerospace & Defense-3.91%
+Alliant Techsystems .............................       24,400      $ 1,883,680
+Armor Holdings ..................................       41,700        1,125,483
+DRS Technologies ................................       55,700        1,985,705
+L-3 Communications Holdings .....................       30,900        2,781,000
                                                                     -----------
                                                                       7,775,868
                                                                     -----------
Automobiles & Automotive Parts-1.54%
Borg-Warner Automotive ...........................       28,708        1,499,993
+Lear ............................................       41,100        1,567,554
                                                                     -----------
                                                                       3,067,547
                                                                     -----------
Banking, Finance & Insurance-16.03%
AmerUs Group .....................................       58,300        2,089,472
Associated Banc-Corp .............................       80,180        2,829,552
Colonial Bancgroup ...............................      224,700        3,166,023
Commercial Federal ...............................       76,000        1,786,000
Compass Bancshares ...............................      109,000        3,084,700
Cullen/Frost Bankers .............................       58,500        1,806,480
East-West Bancorp ................................       52,900        1,362,175
Gallagher, Arthur J. & Co. .......................       80,900        2,790,241
Harleysville Group ...............................       56,700        1,354,563
PartnerRe ........................................       55,700        3,007,800
Presidential Life ................................       62,600        1,287,056
RenaissanceRe Holdings ...........................       34,800        3,319,921
Riggs National ...................................      100,500        1,403,985
W.R. Berkley .....................................       48,100        2,582,970
                                                                     -----------
                                                                      31,870,938
                                                                     -----------
Building & Materials-7.34%
Florida Rock Industries ..........................       45,400        1,660,732
Granite Construction .............................       35,000          842,800
+Griffon .........................................      222,030        3,330,450
KB Home ..........................................       79,800        3,199,980
M.D.C. Holdings ..................................       24,960          943,238
Pulte Homes ......................................       64,400        2,876,748
Texas Industries .................................       39,300        1,450,170
Universal Forest Products ........................       14,300          299,299
                                                                     -----------
                                                                      14,603,417
                                                                     -----------
Cable, Media & Publishing-0.47%
Belo Class A .....................................       50,100          939,375
                                                                     -----------
                                                                         939,375
                                                                     -----------
Capital Spending-0.77%
AGCO .............................................       97,600        1,540,128
                                                                     -----------
                                                                       1,540,128
                                                                     -----------
Chemicals-3.20%
+Cytec Industries ................................       34,800          939,600
H.B. Fuller ......................................       56,300        1,619,751
Macdermid ........................................       40,800          691,560
OM Group .........................................       46,900        3,104,311
                                                                     -----------
                                                                       6,355,222
                                                                     -----------
Commercial Business Services-1.07%
+Rent-A-Center ...................................       63,500        2,131,695
                                                                     -----------
                                                                       2,131,695
                                                                     -----------
Computers & Technology-7.95%
Allegheny Technologies ...........................       95,400        1,597,950
+Bell Microproducts ..............................       62,200          784,964
Carpenter Technology .............................       55,000        1,464,100

                                                       Number           Market
                                                      of Shares         Value

COMMON STOCK (CONTINUED)
Computers & Technology (Continued)
+International Rectifier .........................       47,100      $ 1,642,848
+Nanometrics .....................................       51,000          989,400
+Photronics ......................................       46,000        1,442,100
+Plexus ..........................................       54,900        1,458,144
Symbol Technologies ..............................       75,500        1,198,940
+Take-Two Interactive Software ...................      150,000        2,425,500
+Tech Data .......................................       40,800        1,765,824
+Veeco Instruments ...............................       28,800        1,038,240
                                                                     -----------
                                                                      15,808,010
                                                                     -----------
Consumer Non-Durables-0.66%
Adolph Coors Company .............................       24,700        1,318,980
                                                                     -----------
                                                                       1,318,980
                                                                     -----------
Electronics & Electrical Equipment-2.00%
+ASM International N.V ...........................       61,200        1,194,012
+Merix ...........................................       60,500        1,043,625
+Photon Dynamics .................................       37,900        1,730,135
                                                                     -----------
                                                                       3,967,772
                                                                     -----------
Energy-5.21%
+Cal Dive International ..........................       78,000        1,925,040
+Chesapeake Energy ...............................      138,400          914,824
Helmerich & Payne ................................       41,700        1,391,946
+Magnum Hunter Resources .........................       26,700          221,610
NUI ..............................................       61,300        1,452,810
Ocean Energy .....................................      162,800        3,125,760
+Westport Resources ..............................       76,700        1,330,745
                                                                     -----------
                                                                      10,362,735
                                                                     -----------
Engineering & Construction-1.56%
+Jacobs Engineering Group ........................       47,100        3,108,600
                                                                     -----------
                                                                       3,108,600
                                                                     -----------
Food, Beverage & Tobacco-3.26%
Bunge Limited ....................................       57,400        1,336,272
+Constellation Brands ............................       81,700        3,500,845
International Multifoods .........................       69,300        1,656,270
                                                                     -----------
                                                                       6,493,387
                                                                     -----------
Healthcare & Pharmaceuticals-3.13%
+Beverly Enterprises .............................      150,200        1,291,720
+Community Health Systems ........................       82,500        2,103,750
Cooper Companies .................................       37,600        1,879,248
Owens & Minor ....................................       51,100          945,350
                                                                     -----------
                                                                       6,220,068
                                                                     -----------
Industrial Machinery-4.57%
Briggs & Stratton ................................       39,500        1,686,650
Cummins Engine ...................................       33,500        1,291,090
Harsco ...........................................       46,200        1,584,660
Kaydon ...........................................       80,500        1,825,740
Smith (A.O.) .....................................       49,950          974,025
+Terex ...........................................       98,200        1,722,428
                                                                     -----------
                                                                       9,084,593
                                                                     -----------
Metals & Mining-1.21%
Comstock Resources ...............................        5,600           39,200
+Freeport-McMoRan Copper &
Gold Class B .....................................       75,600        1,012,284
+Mueller Industries ..............................       40,700        1,353,275
                                                                     -----------
                                                                       2,404,759
                                                                     -----------

                                                               Small Cap Value-2

Small Cap Value Series
Statement of Net Assets (Continued)

                                                       Number           Market
                                                      of Shares         Value

COMMON STOCK (CONTINUED)
Miscellaneous-1.64%
Federal Signal ...............................          146,100      $ 3,253,647
                                                                      ----------
                                                                       3,253,647
                                                                      ----------
Packaging & Containers-3.00%
Ball .........................................           38,000        2,686,600
+Pactiv ......................................          184,700        3,278,425
                                                                      ----------
                                                                       5,965,025
                                                                      ----------
Paper & Forest Products-0.34%
Wausau-Mosinee Paper .........................           55,600          672,760
                                                                      ----------
                                                                         672,760
                                                                      ----------
Real Estate-5.39%
Mack-Cali Realty .............................           69,900        2,168,298
Pan Pacific Retail Properties ................          123,400        3,544,048
Prentiss Properties Trust ....................          106,700        2,928,915
Reckson Associates Realty ....................           88,700        2,072,032
                                                                      ----------
                                                                      10,713,293
                                                                      ----------
Retail-7.73%
+Abercrombie & Fitch .........................           45,700        1,212,421
+Barnes & Noble ..............................           77,400        2,291,040
+Bebe Stores .................................           72,900        1,360,314
Fred's .......................................           64,925        2,659,328
+Gymboree ....................................          131,700        1,571,181
+Jack in the Box .............................           68,800        1,894,752
+Oakley ......................................           99,200        1,612,992
Phillips-Van Heusen ..........................           76,700          836,030
+Rare Hospitality International ..............           86,300        1,945,202
                                                                      ----------
                                                                      15,383,260
                                                                      ----------
Textiles, Apparel & Furniture-3.60%
Ethan Allen Interiors ........................           43,000        1,788,370
+Furniture Brands International ..............           81,400        2,606,428
LA-Z-Boy .....................................           73,300        1,599,406
Wolverine World Wide .........................           77,000        1,158,850
                                                                      ----------
                                                                       7,153,054
                                                                      ----------
Transportation & Shipping-5.97%
Alexander & Baldwin ..........................           93,400        2,493,780
+Arkansas Best ...............................           62,200        1,792,604

                                                       Number           Market
                                                      of Shares         Value

COMMON STOCK (CONTINUED)
Transportation & Shipping (Continued)
+Continental Airlines Class B ................           59,800      $ 1,567,358
+Landstar Systems ............................           20,300        1,471,953
Roadway ......................................           55,700        2,044,190
USFreightways ................................           29,000          910,600
+Yellow ......................................           63,800        1,601,380
                                                                      ----------
                                                                      11,881,865
                                                                      ----------
Total Common Stock
(cost $154,128,859) ..........................                       182,075,998
                                                                     -----------

                                                        Principal
                                                         Amount
REPURCHASE AGREEMENTS-8.89%
With BNP Paribas 1.65% 1/2/02
   (dated 12/31/01, collateralized by
   $779,000 U.S. Treasury Bills due
   2/21/02, market value $777,250 and
   $1,523,000 U.S. Treasury Notes
   5.50% due 1/31/03, market value
   $1,611,933 and $3,571,000
   U.S. Treasury Notes 10.75% due
   8/15/05, market value $4,508,533) .............     $ 6,731,000     6,731,000

With J.P. Morgan Chase 1.60%
   1/2/02 (dated 12/31/01, collateralized
   by $4,302,000 U.S. Treasury Notes
   3.25% due 12/31/03, market
   value $4,316,522)  ............................       4,208,000     4,208,000

With UBS Warburg 1.68% 1/2/02
   (dated 12/31/01, collateralized by
   $5,195,000 U.S. Treasury Notes
   6.50% due 2/28/02, market value
   $5,353,378 and $1,441,000
   U.S. Treasury Notes 6.25% due
   7/31/02, market value $1,515,447) .............       6,731,000     6,731,000
                                                                      ----------
Total Repurchase Agreements
   (cost $17,670,000) ............................                    17,670,000
                                                                      ----------

Total Market Value of Securities-100.44% (cost $171,798,859) ........................     199,745,998

Liabilities Net of Receivables and Other Assets-(0.44%) .............................        (870,145)
                                                                                        -------------
Net Assets Applicable to 10,186,275 Shares Outstanding-100.00% ......................   $ 198,875,853
                                                                                        =============
Net Asset Value-Small Cap Value Series Standard Class ($152,827,288/7,826,958 shares)   $       19.53
                                                                                        =============
Net Asset Value-Small Cap Value Series Service Class ($46,048,565/2,359,317 shares) .   $       19.52
                                                                                        =============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2001:
Shares of beneficial interest (unlimited authorization-no par) ......................   $ 167,588,802
Undistributed net investment income .................................................       1,187,999
Accumulated net realized gain on investments ........................................       2,151,913
Net unrealized appreciation of investments ..........................................      27,947,139
                                                                                        -------------
Total net assets ....................................................................   $ 198,875,853
                                                                                        =============

----------
+Non-income producing security for the year ended December 31, 2001.

                             See accompanying notes

                                                               Small Cap Value-3

Delaware Group Premium Fund-
Small Cap Value Series
Statement of Operations
Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends .................................................        $  1,958,277
Interest ..................................................             393,269
                                                                   ------------
                                                                      2,351,546
                                                                   ------------
EXPENSES:
Management fees ...........................................           1,022,210
Accounting and administration expenses ....................              59,479
Distribution expense-Service Class ........................              23,871
Professional fees .........................................              18,031
Dividend disbursing and transfer agent fees
   and expenses ...........................................              13,191
Registration fees .........................................              12,012
Reports and statements to shareholders ....................              11,412
Custodian fees ............................................               7,820
Trustees' fees ............................................               4,152
Taxes (other than taxes on income) ........................                 268
Other .....................................................              22,894
                                                                   ------------
                                                                      1,195,340
Less expenses absorbed or waived ..........................             (32,462)
Less expenses paid indirectly .............................              (3,647)
                                                                   ------------
Total expenses ............................................           1,159,231
                                                                   ------------
NET INVESTMENT INCOME .....................................           1,192,315
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments ..........................           9,196,686
Net change in unrealized appreciation /
   depreciation of investments ............................           6,533,980
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS .........................................          15,730,666
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................................        $ 16,922,981
                                                                   ============

                             See accompanying notes

Delaware Group Premium Fund-
Small Cap Value Series
Statements of Changes In Net Assets


                                                           Year Ended
                                                     12/31/01        12/31/00
                                                 -------------    -------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income ........................   $   1,192,315    $   1,107,992
Net realized gain (loss) on investments ......       9,196,686       (6,381,546)
Net change in unrealized appreciation /
   depreciation of investments ...............       6,533,980       21,557,886
                                                 -------------    -------------
Net increase in net assets resulting
   from operations ...........................      16,922,981       16,284,332
                                                 -------------    -------------
DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income:
   Standard Class ............................      (1,092,042)      (1,124,954)
   Service Class .............................         (17,830)              --
Net realized gain on investments:
   Standard Class ............................              --       (1,404,672)
   Service Class .............................              --               --
                                                 -------------    -------------
                                                    (1,109,872)      (2,529,626)
                                                 -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ............................     125,692,721       32,758,419
   Service Class .............................      45,275,971        1,168,667
Netasset value of shares issued upon
reinvestment of dividends and
   distributions:
   Standard Class ............................       1,092,042        2,529,626
   Service Class .............................          17,830               --
                                                 -------------    -------------
                                                   172,078,564       36,456,712
                                                 -------------    -------------
Cost of shares repurchased:
   Standard Class ............................     (91,516,470)     (40,463,151)
   Service Class .............................      (2,667,142)          (5,357)
                                                 -------------    -------------
                                                   (94,183,612)     (40,468,508)
                                                 -------------    -------------
Increase (decrease) in net assets derived
   from capital share transactions ...........      77,894,952       (4,011,796)
                                                 -------------    -------------
NET INCREASE IN NET ASSETS ...................      93,708,061        9,742,910

NET ASSETS:
Beginning of period ..........................     105,167,792       95,424,882
                                                 -------------    -------------
End of period ................................   $ 198,875,853    $ 105,167,792
                                                 =============    =============

                             See accompanying notes



                                                               Small Cap Value-4

Delaware Group Premium Fund-Small Cap Value Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                            Small Cap Value Series Standard Class
                                                                                          Year Ended
                                                              12/31/01      12/31/00       12/31/99      12/31/98       12/31/97
                                                              --------      --------       --------      --------       --------
Net asset value, beginning of period ......................   $ 17.650      $ 15.360       $ 16.450      $ 17.920       $ 14.500

Income (loss) from investment operations:
Net investment income(1) ..................................      0.162         0.182          0.182         0.196          0.122
Net realized and unrealized gain (loss) on investments ....      1.899         2.524         (0.997)       (1.036)         4.338
                                                              --------      --------       --------      --------       --------
Total from investment operations ..........................      2.061         2.706         (0.815)       (0.840)         4.460
                                                              --------      --------       --------      --------       --------
Less dividends and distributions from:
Net investment income .....................................     (0.181)       (0.185)        (0.195)       (0.135)        (0.110)
Net realized gain on investments ..........................         --        (0.231)        (0.080)       (0.495)        (0.930)
                                                              --------      --------       --------      --------       --------
Total dividends and distributions .........................     (0.181)       (0.416)        (0.275)       (0.630)        (1.040)
                                                              --------      --------       --------      --------       --------
Net asset value, end of period ............................   $ 19.530      $ 17.650       $ 15.360      $ 16.450       $ 17.920
                                                              ========      ========       ========      ========       ========

Total return(2) ...........................................      11.84%        18.18%         (4.86%)       (4.79%)        32.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................   $152,827      $103,914       $ 95,425      $103,989       $ 84,071
Ratio of expenses to average net assets ...................       0.84%         0.85%          0.85%         0.83%          0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ................       0.86%         0.89%          0.85%         0.85%          0.90%
Ratio of net investment income to average net assets ......       0.89%         1.18%          1.16%         1.32%          1.24%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       0.87%         1.14%          1.16%         1.30%          1.14%
Portfolio turnover ........................................         73%           84%            47%           45%            41%

----------
(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001 and 2000.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                               Small Cap Value-5

Small Cap Value Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                              Small Cap Value Series Service Class
                                                                   Year           5/1/00(1)
                                                                   Ended             to
                                                                  12/31/01        12/31/00
                                                                  --------        --------
Net asset value, beginning of period ........................   $    17.650     $    14.860

Income from investment operations:
Net investment income(2) ....................................         0.135           0.124
Net realized and unrealized gain on investments .............         1.900           2.666
                                                                -----------     -----------
Total from investment operations ............................         2.035           2.790
                                                                -----------     -----------
Less dividends and distributions from:
Net investment income .......................................        (0.165)             --
                                                                -----------     -----------
Total dividends and distributions ...........................        (0.165)             --
                                                                -----------     -----------

Net asset value, end of period ..............................   $    19.520     $    17.650
                                                                ===========     ===========

Total return(3) .............................................         11.68%          18.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .....................   $    46,049     $     1,254
Ratio of expenses to average net assets .....................          0.99%           1.00%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly ..........          1.01%           1.06%
Ratio of net investment income to average net assets ........          0.74%           1.02%
Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly ..........          0.72%           0.96%
Portfolio turnover ..........................................            73%             84%

----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                               Small Cap Value-6

Delaware Group Premium Fund-Small Cap Value Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Small Cap Value Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies. The investment objective of the Series is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,271 for the year ended December 31, 2001. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2001 were approximately $376. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2002.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.


                                                               Small Cap Value-7

Small Cap Value Series
Notes to Financial Statements (Continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (Continued)

At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                                 Dividend disbursing,       Other
   Investment                    transfer agent fees,      expenses
   management                        accounting            payable
 fee payable to                   and other expenses       to DMC
      DMC                           payable to DSC     and affiliates
 --------------                  -------------------   --------------
   $92,455                              $9,237             $33,016

Certain officers of DMC, DSC, and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases .........................................                 $156,478,728
Sales .............................................                 $ 92,551,016

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                           Aggregate            Aggregate
     Cost of               unrealized           unrealized        Net unrealized
    investments           appreciation         depreciation        appreciation
    -----------           ------------         ------------        ------------
   $172,621,523           $29,078,914          $(1,954,439)         $27,124,475

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                                      2001               2000
                                                   ----------         ----------
Ordinary income ..........................         $1,109,872         $1,713,526
Long-term capital gain ...................                 --            816,100
                                                   ----------         ----------
Total ....................................         $1,109,872         $2,529,626
                                                   ==========         ==========

As of December 31, 2001, the components of net assets on a tax basis were as follows:

Paid in capital ........................................            $167,588,802
Undistributed ordinary income ..........................               1,446,862
Undistributed long-term gain ...........................               2,715,714
Unrealized appreciation ................................              27,124,475
                                                                    ------------
Net assets .............................................            $198,875,853
                                                                    ============

                                                               Small Cap Value-8

Small Cap Value Series
Notes to Financial Statements (Continued)

5. Capital Shares
Transactions in capital shares were as follows:


                                                      Year              Year
                                                     Ended              Ended
                                                    12/31/01          12/31/00
                                                   ----------        ----------
Shares sold:
   Standard Class ..........................        6,945,878         2,093,239
   Service Class ...........................        2,443,191            71,392

Shares issued upon reinvestment
of dividends and distributions:
   Standard Class ..........................           64,810           173,261
   Service Class ...........................            1,057                --
                                                   ----------        ----------
                                                    9,454,936         2,337,892
                                                   ----------        ----------
Shares repurchased:
   Standard Class ..........................       (5,071,850)       (2,589,397)
   Service Class ...........................         (155,992)             (331)
                                                   ----------        ----------
                                                   (5,227,842)       (2,589,728)
                                                   ----------        ----------
Net increase (decrease) ....................        4,227,094          (251,836)
                                                   ==========        ==========

6. Line of Credit

The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001 or at any time during the year.

7. Credit and Market Risk

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

8. Tax Information (Unaudited)

For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

       (A)                           (B)
    Long-Term                      Ordinary            (C)
  Capital Gains                     Income            Total           (D)
  Distributions                  Distributions    Distributions   Qualifying
   (Tax Basis)                    (Tax Basis)      (Tax Basis)    Dividends(1)
   -----------                    -----------      -----------    ------------
       --                             100%             100%           100%

----------
(A) and (B) are based on a percentage of the Series' total distributions.

(D) is based on a percentage of ordinary income of the Series.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


                                                               Small Cap Value-9

Delaware Group Premium Fund-Small Cap Value Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Small Cap Value Series

We have audited the accompanying statement of net assets of Small Cap Value Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Value Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP
Philadelphia, Pennsylvania
February 4, 2002


                                                              Small Cap Value-10

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
                                                                       United Asset
October 29, 1948                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
                              Officer and            2 Years -         at different times                          Convertible
January 8, 1940               Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------
Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
                                                                       (1989 - Present)
October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
                                                                                                                  President/
August 7, 1937                                                                                                    Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
                                                                       1995 - Present)                            Sovereign Bank
May 28, 1960
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
                                                                       (1990 - Present)
December 7, 1938                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.

(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.


                                                              Small Cap Value-11


Trustees
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
                                                                       (1994 - 1999)                              Director -
November 1, 1940                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
                                                                       Present) (Small                            Director - ACI
February 25, 1936                                                      Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
                                                                       (July 1995 -
July 31, 1948                                                          Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
                              Officer - Equity                         - Equity of
June 29, 1949                                                          Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------


                                                              Small Cap Value-12

Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
                              Income                                   Delaware
March 10, 1963                                                         Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
                              Administrative Officer                   at different times
September 30, 1957                                                     at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
                              and Secretary                            at different times
November 26, 1957                                                      at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
                                                                       at different times
August 18, 1962                                                        at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.


                                                              Small Cap Value-13

FOR CAPITAL APPRECIATION

Social Awareness Series

Portfolio Snapshot
   In a dismal market environment, Social Awareness Series returned -9.54% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2001. The Series did outperform its benchmark, the S&P 500 Index, which posted a -11.88% return for the same year.
   Some areas of the economy where we generally screen out stocks performed relatively well during the year, including the defense industries, as well as parts of the basic materials sector.
   Many financial and real estate companies that are considered "credit cyclicals" made gains during the year. We had a heavier weighting than the S&P 500 Index in many of these stocks, which participated in the home building and refinancing upswing that took place during the year. The Series' technology holdings detracted from performance during the year.
   In managing the Series, we emphasize a bottom-up stock selection. We do not make active bets on individual sectors, overall, keeping our sector weightings close to that of the index. During the period, the Series had a slight value bias given its lower price-to-earnings ratio than the index.

Investment Outlook

   Rising valuations for stocks in the fourth quarter of 2001 present a somewhat mixed picture of the short term in our opinion. Regardless of which way the economy turns, however, we think the Series is well-positioned and can provide competitive returns versus the market in a risk-controlled fashion. We will continue to offer a disciplined, objective approach to stock selection, taking advantage of opportunities presented by the market to select what we believe are undervalued companies with potential for long-term growth.


                      Performance of a $10,000 Investment
            May 1, 1997 (Series Inception) through December 31, 2001


                            Social Awareness Series
                            (Standard Class Shares)      S&P 500 Index
                            -----------------------      -------------

     May  '97                      $10,480                  $10,000
     Dec. '97                      $12,840                  $11,553
     Dec. '98                      $14,824                  $14,854
     Dec. '99                      $16,738                  $17,982
     Dec. '00                      $15,169                  $16,344
     Dec. '01                      $13,722                  $14,402




                            Social Awareness Series
                          Average Annual Total Returns
                          ----------------------------

                                 Standard Class          Service Class
                                     Shares*                Shares**

Lifetime                             +7.01%                  -11.70%
One Year                             -9.54%                   -9.69%



For the periods ended December 31, 2001
 * Commenced operations on May 1, 1997.
** Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Social Awareness Series Standard Class shares for the period from the Series' inception on May 1, 1997 through December 31, 2001. All distributions were reinvested. The chart also shows a $10,000 investment in the S&P 500 Index at that month's end, May 31, 1997. After May 31, 1997, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the Social Awareness Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                              Social Awareness-1

Delaware Group Premium Fund-Social Awareness Series
Statement of Net Assets
December 31, 2001

                                                           Number     Market
                                                          of Shares   Value
 COMMON STOCK-100.05%
 Automobiles & Automotive Parts-0.46%
 Delphi Automotive Systems .....................           8,000      $  109,280
                                                                      ----------
                                                                         109,280
                                                                      ----------
 Banking & Finance-15.48%
 American Express ..............................           4,000         142,760
 AmSouth Bancorporation ........................           3,500          66,150
 Bank of America ...............................           5,400         339,930
 Bank One ......................................           3,012         117,619
 Capital One Financial .........................           1,000          53,950
 Citigroup .....................................          14,280         720,853
 Comerica ......................................           2,662         152,533
 Crescent Real Estate Equities .................           1,800          32,598
 Fannie Mae ....................................           5,100         405,450
 Household International .......................           1,500          86,910
 J.P. Morgan Chase .............................           6,700         243,545
 Mellon Financial ..............................           1,800          67,716
 Merrill Lynch & Company .......................           3,100         161,572
 MONY Group ....................................           2,100          72,597
 Morgan Stanley Dean Witter ....................           4,100         229,354
 Stilwell Financial ............................           3,400          92,548
 SunTrust Banks ................................           1,300          81,510
 UnumProvident .................................           3,200          84,832
 U.S. Bancorp ..................................           8,618         180,375
 Wachovia ......................................           2,300          72,128
 Washington Mutual .............................           5,700         186,390
 Wells Fargo ...................................           2,500         108,625
                                                                      ----------
                                                                       3,699,945
                                                                      ----------
 Basic Industry/Capital Goods-8.71%
+American Standard .............................           1,800         122,814
 Beckman Coulter ...............................           2,300         101,890
 Brunswick .....................................           5,100         110,976
 Corning .......................................           7,900          70,468
 Emerson Electric ..............................           3,300         188,430
+Energizer Holdings ............................           2,900          55,245
 Gillette ......................................           7,000         233,800
 Herman Miller .................................           3,400          80,444
 Hillenbrand Industries ........................           2,400         132,648
 Ingersoll-Rand ................................           3,000         125,430
 Martin Marietta Materials .....................           2,000          93,200
 Newell Rubbermaid .............................           3,900         107,523
 Pentair .......................................           3,200         116,832
 PerkinElmer ...................................           3,100         108,562
 Sigma-Aldrich .................................           2,500          98,525
+Smith International ...........................           2,000         107,240
 Tupperware ....................................           5,000          96,250
 York International ............................           3,400         129,642
                                                                      ----------
                                                                       2,079,919
                                                                      ----------
 Business Services-3.17%
+Arrow Electronics .............................           2,600          77,740
+Cendant .......................................           8,300         162,763
 Fluor .........................................           2,900         108,460
+Nextel Communications .........................          10,200         111,792
 Praxair .......................................           2,800         154,700
 ServiceMaster .................................          10,300         142,140
                                                                      ----------
                                                                         757,595
                                                                      ----------

                                                            Number      Market
                                                           of Shares     Value
 COMMON STOCK (Continued)
 Business Services/Media & Publishing-1.13%

+Clear Channel Communications ......................         2,374    $  120,860
 Dow Jones .........................................         1,300        71,149
 New York Times ....................................         1,800        77,850
                                                                      ----------
                                                                         269,859
                                                                      ----------
 Cable, Media & Publishing-4.26%
+Adelphia Communications ...........................         4,400       137,192
+AOL Time Warner ...................................        11,300       362,730
+Cablevision Systems ...............................         1,900        90,155
+Comcast Special Class A ...........................         5,100       183,600
+Metro-Goldwyn-Mayer ...............................         3,700        81,030
 The News Corporation ..............................           800        25,448
+Viacom ............................................         3,100       136,865
                                                                      ----------
                                                                       1,017,020
                                                                      ----------
 Consumer Durable/Cyclical-0.89%
 Federal Signal ....................................         6,300       140,301
 Maytag ............................................         2,300        71,369
                                                                      ----------
                                                                         211,670
                                                                      ----------
 Consumer Non-Durable/Other-5.06%
 Avon Products .....................................         3,160       146,940
 Callaway Golf .....................................         4,500        86,175
 Clorox ............................................         2,680       105,994
 Deluxe ............................................         3,100       128,898
 Ecolab ............................................         3,600       144,900
 General Mills .....................................         2,600       135,226
 Heinz (H.J.) ......................................         3,300       135,696
 Kellogg Company ...................................         3,300        99,330
 Pepsico ...........................................         2,400       116,856
 Wrigley,(WM) Jr ...................................         2,100       107,877
                                                                      ----------
                                                                       1,207,892
                                                                      ----------
 Consumer Non-Durable/Textiles & Apparel-0.26%
+Comverse Technology ...............................         2,800        62,636
                                                                      ----------
                                                                          62,636
                                                                      ----------
 Consumer Services/Other-1.06%
 Avery Dennison ....................................         2,800       158,284
 Minnesota Mining & Manufacturing ..................           800        94,568
                                                                      ----------
                                                                         252,852
                                                                      ----------
 Energy-4.75%
 Anadarko Petroleum ................................         2,000       113,700
 Apache ............................................         3,850       192,038
+BJ Services .......................................         4,700       152,515
 Burlington Resources ..............................         3,100       116,374
 Devon Energy ......................................         1,500        57,975
 EOG Resources .....................................         3,500       136,885
 Equitable Resources ...............................         3,200       109,024
+Noble Drilling ....................................         3,900       132,756
 Questar ...........................................         4,900       122,745
                                                                      ----------
                                                                       1,134,012
                                                                      ----------
 Environmental Services-0.44%
 Applera PE Biosystems Group .......................         1,300        51,051
+Republic Services .................................         2,700        53,919
                                                                      ----------
                                                                         104,970
                                                                      ----------

                                                              Social Awareness-2

Social Awareness Series
Statement of Net Assets (Continued)

                                                          Number     Market
                                                        of Shares     Value

 COMMON STOCK (Continued)
 Healthcare & Pharmaceuticals-13.98%
 AmerisourceBergen .............................           1,243      $   78,993
+Amgen .........................................           2,600         146,744
 AstraZeneca ADR ...............................           4,300         200,380
 Baxter International ..........................           2,300         123,349
 Becton Dickinson ..............................           2,700          89,505
 Cardinal Health ...............................           2,529         163,525
+Caremark RX ...................................           4,600          75,026
 Eli Lilly .....................................           8,800         691,152
+Genentech .....................................           2,300         124,775
+Guidant .......................................           2,200         109,560
 HCA-The Healthcare Company ....................           2,500          96,350
+Health Management Associates
   Class A .....................................           5,000          92,000
+HEALTHSOUTH ...................................           7,100         105,222
 IMS Health ....................................           4,900          95,599
+IVAX ..........................................           5,650         113,791
 McKesson ......................................           4,300         160,820
+MedImmune .....................................           2,100          97,335
 Medtronic .....................................           2,600         133,146
+Millennium Pharmaceuticals ....................           1,700          41,667
 Novartis ADR ..................................           5,200         189,800
 Teleflex ......................................           3,300         156,123
+Tenet Healthcare ..............................           1,800         105,696
+Wellpoint Health Networks .....................           1,300         151,905
                                                                      ----------
                                                                       3,342,463
                                                                      ----------
 Insurance-3.99%
 Allstate ......................................           5,080         171,196
 American International Group ..................           3,650         289,810
 Cigna .........................................           2,000         185,300
 Fidelity National Financial ...................           4,400         109,120
 Hartford Financial Services ...................             600          37,698
 Jefferson-Pilot ...............................             750          34,703
 Metropolitan Life Insurance ...................           1,700          53,856
 Nationwide Financial Services .................           1,700          70,482
                                                                      ----------
                                                                         952,165
                                                                      ----------
 Leisure, Lodging & Entertainment-1.11%
 McDonald's ....................................           2,900          76,763
 Walt Disney ...................................           9,100         188,552
                                                                      ----------
                                                                         265,315
                                                                      ----------
 Paper & Forest Products-0.51%
 Boise Cascade .................................           3,600         122,436
                                                                      ----------
                                                                         122,436
                                                                      ----------
 Real Estate-2.83%
 AMB Property ..................................           2,600          67,600
 AvalonBay Communities .........................           1,700          80,427
 Duke-Weeks Realty .............................           3,500          85,155
 Equity Office Properties Trust ................           4,600         138,368
 Equity Residential Properties Trust ...........           2,400          68,904
 Host Marriott .................................           8,200          73,800
 ProLogis Trust ................................           3,600          77,436
 Simon Property Group ..........................           2,900          85,057
                                                                      ----------
                                                                         676,747
                                                                      ----------

                                                         Number        Market
                                                       of Shares       Value

 COMMON STOCK (Continued)
 Retail-7.52%
+BJ's Wholesale Club .........................            1,800       $   79,380
 Circuit City Stores .........................            1,500           38,925
 CVS .........................................            4,100          121,360
+Federated Department Stores .................            3,200          130,880
 Home Depot ..................................            7,700          392,777
 J.C Penney ..................................            1,500           40,350
+Kohl's ......................................              900           63,396
+Kroger ......................................            6,000          125,220
 May Department Stores .......................            2,700           99,846
 Nordstrom ...................................            4,500           91,035
+Safeway .....................................            3,800          158,650
+Saks ........................................           10,100           94,334
 Sears, Roebuck ..............................            3,600          171,504
 Target ......................................              700           28,735
+Toys R Us ...................................            4,800           99,552
 Winn-Dixie Stores ...........................            4,200           59,850
                                                                      ----------
                                                                       1,795,794
                                                                      ----------
 Technology/Communications-2.73%
+Brocade Communications System ...............            1,900           62,928
+Cisco Systems ...............................           15,400          278,894
+Crown Castle ................................            9,700          103,596
 Nokia ADR ...................................            5,300          130,009
+Qualcomm ....................................            1,500           75,750
                                                                      ----------
                                                                         651,177
                                                                      ----------
 Technology/Hardware-7.95%
+Altera ......................................            3,500           74,270
+Applied Materials ...........................            4,200          168,420
 AVX .........................................            2,900           68,411
 Compaq Computer .............................           19,200          187,392
+Dell Computer ...............................            5,500          149,490
+EMC .........................................           10,680          143,539
+Gemstar-TV Guide International ..............            2,400           66,480
 Intel .......................................            6,400          201,280
+JDS Uniphase ................................            6,860           59,888
 Linear Technology ...........................            2,000           78,080
+Microchip Technology ........................            1,250           48,425
+Micron Technology ...........................            5,000          155,000
+Palm ........................................           21,746           84,374
 Scientific-Atlanta ..........................            5,000          119,700
 Symbol Technologies .........................            7,400          117,512
+Triquint Semiconductor ......................            5,300           64,978
+Vishay Intertechnology ......................            2,700           52,650
+Xilinx ......................................            1,500           58,575
                                                                      ----------
                                                                       1,898,464
                                                                      ----------
 Technology/Software-6.60%
 Adobe Systems ...............................            2,800           86,940
+Cadence Design Systems ......................            4,600          100,832
+Intuit ......................................            2,600          111,176
+Microsoft ...................................           11,300          748,851
+Oracle ......................................           17,900          247,199
+Peregrine Systems ...........................            5,200           77,116
+Siebel Systems ..............................            1,900           53,162
+VeriSign ....................................            1,000           38,040
+VERITAS Software ............................            2,500          112,050
                                                                      ----------
                                                                       1,575,366
                                                                      ----------


                                                              Social Awareness-3

Social Awareness Series
Statement of Net Assets (Continued)

                                                          Number       Market
                                                        of Shares       Value

 COMMON STOCK (Continued)
 Transportation-1.09%
+FedEx .......................................            3,300       $  171,204
 Tidewater ...................................            2,600           88,140
                                                                      ----------
                                                                         259,344
                                                                      ----------
 Utilities/Telecommunications-6.07%
+AT&T Wireless Services ......................            5,000           71,850
 BellSouth ...................................            7,280          277,732
 CenturyTel ..................................            1,300           42,640
 SBC Communications ..........................           10,400          407,368
 Sprint ......................................            9,500          190,760
+Sprint PCS ..................................            4,000           97,640
 Verizon Communications ......................            5,000          237,300
+WorldCom ....................................            8,900          125,312
                                                                      ----------
                                                                       1,450,602
                                                                      ----------
 Total Common Stock
 (cost $24,311,891) ..........................                        23,897,523
                                                                      ----------

                                                          Principal       Market
                                                           Amount          Value

REPURCHASE AGREEMENTS-0.01%
With BNP Paribas 1.65% 1/2/02
   (dated 12/31/01, collateralized by
   $130 U.S. Treasury Bills due
   2/21/02, market value $132 and
   $260 U.S. Treasury Notes 5.50%
   due 1/31/03, market value
   $274 and $600 U.S. Treasury
   Notes 10.75% due 8/15/05,
   market value $765) ................................       $1,143       $1,143
With J.P. Morgan Chase 1.60%
   1/2/02 (dated 12/31/01, collateralized
   by $730 U.S. Treasury Notes 3.25%
   due 12/31/03, market value $733) ..................          714          714
With UBS Warburg 1.68%
   1/2/02 (dated 12/31/01, collateralized
   by $880 U.S. Treasury Notes 6.50% due
   2/28/02, market value $909 and $250 U.S. ..........
   Treasury Notes 6.25% due
   7/31/02, market value $257) .......................        1,143        1,143
                                                                          ------
Total Repurchase Agreements
   (cost $3,000) .....................................                     3,000
                                                                          ======



TOTAL MARKET VALUE OF SECURITIES-100.06% (cost $24,314,891) ....     23,900,523

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.06%) ........        (13,685)
                                                                   -------------
NET ASSETS APPLICABLE TO 1,970,460 SHARES OUTSTANDING-100.00% ..   $ 23,886,838
                                                                   =============
NET ASSET VALUE-SOCIAL AWARENESS SERIES
  STANDARD CLASS ($22,948,242 / 1,892,948 shares) ..............   $      12.12
                                                                   =============

NET ASSET VALUE-SOCIAL AWARENESS SERIES
  SERVICE CLASS ($938,596 / 77,512 shares) .....................   $      12.11
                                                                   =============

Components of Net Assets at December 31, 2001:
Shares of beneficial interest (unlimited
  authorization-no par) ........................................   $ 25,411,663
Undistributed net investment income ............................         74,418
Accumulated net realized loss on investments ...................     (1,184,875)
Net unrealized depreciation of investments .....................       (414,368)
                                                                   -------------
Total net assets ...............................................   $ 23,886,838
                                                                   =============

-------------
+Non-income producing security for the year ended December 31, 2001.
  ADR-American Depositary Receipts

                             See accompanying notes


                                                              Social Awareness-4

Delaware Group Premium Fund-
Social Awareness Series
Statement of Operations
Year Ended December 31, 2001


Investment Income:
Dividends .................................................         $   299,296
Interest ..................................................               1,656
                                                                    -----------
                                                                        300,952
                                                                    -----------

Expenses:
Management fees ...........................................             198,016
Accounting and administration expenses ....................              11,099
Custodian fees ............................................               2,850
Dividend disbursing and transfer agent
   fees and expenses ......................................               2,594
Professional fees .........................................               2,550
Trustees' fees ............................................               1,350
Registration fees .........................................               1,200
Reports and statements to shareholders ....................               1,100
Distribution expense - Service Class ......................                 946
Taxes (other than taxes on income) ........................                  90
Other .....................................................               3,824
                                                                    -----------
                                                                        225,619
Less expenses paid indirectly .............................                (634)
Total expenses ............................................             224,985
                                                                    -----------
Net Investment Income .....................................              75,967
                                                                    -----------
Net Realized and Unrealized
   Loss on Investments:
Net realized loss on investments ..........................          (1,167,324)
Net change in unrealized appreciation /
   depreciation of investments ............................          (1,859,074)
                                                                    -----------

Net Realized and Unrealized Loss
   on Investments .........................................          (3,026,398)
                                                                    -----------

Net Decrease in Net Assets Resulting
   from Operations ........................................         $(2,950,431)
                                                                    ===========
                             See accompanying notes

Delaware Group Premium Fund-
Social Awareness Series
Statements of Changes in Net Assets

                                                     Year Ended
                                                12/31/01     12/31/00

Increase (Decrease) in Net
   Assets from Operations:
Net investment income .....................   $     75,967    $     60,994
Net realized gain (loss) on investments ...     (1,167,324)      2,589,043
Net change in unrealized appreciation /
   depreciation of investments ............     (1,859,074)     (5,857,994)
                                              ------------    ------------
Net decrease in net assets resulting
   from operations ........................     (2,950,431)     (3,207,957)
                                              ------------    ------------

Dividends and Distributions to
   Shareholders from:
Net investment income:
   Standard Class .........................        (59,393)        (94,365)
   Service Class ..........................           (572)             --
Net realized gain on investments:
   Standard Class .........................     (2,340,080)             --
   Service Class ..........................        (33,791)             --
                                              ------------    ------------
                                                (2,433,836)        (94,365)
                                              ------------    ------------
Capital Share Transactions:
Proceeds from shares sold:
   Standard Class .........................      1,438,746       6,209,431
   Service Class ..........................        738,660         633,559
Net asset value of shares issued
   upon reinvestment of dividends and
   distributions:
   Standard Class .........................      2,399,473          94,365
   Service Class ..........................         34,363              --
                                              ------------    ------------
                                                 4,611,242       6,937,355
                                              ------------    ------------
Cost of shares repurchased:
   Standard Class .........................     (6,607,472)     (8,749,259)
   Service Class ..........................        (38,739)       (318,318)
                                              ------------    ------------
                                                (6,646,211)     (9,067,577)
                                              ------------    ------------

Decrease in net assets derived from capital
   share transactions .....................     (2,034,969)     (2,130,222)
                                              ------------    ------------
Net Decrease In Net Assets ................     (7,419,236)     (5,432,544)

Net Assets:
Beginning of period .......................     31,306,074      36,738,618
                                              ------------    ------------
End of period .............................   $ 23,886,838    $ 31,306,074
                                              ============    ============

                             See accompanying notes

                                                              Social Awareness-5

Delaware Group Premium Fund-Social Awareness Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                    Social Awareness Series Standard Class
                                                                                                             5/1/97(1)
                                                                              Year Ended                        to
                                                            12/31/01    12/31/00    12/31/99    12/31/98    12/31/97
                                                            --------    --------    --------    --------    --------

Net asset value, beginning of period .....................  $ 14.790    $ 16.360    $ 14.550    $ 12.840    $ 10.000

Income (loss) from investment operations:
Net investment income(2) .................................     0.037       0.028       0.036       0.065       0.051
Net realized and unrealized gain (loss) on investments ...    (1.495)     (1.556)      1.834       1.880       2.789
                                                            --------    --------    --------    --------    --------
Total from investment operations .........................    (1.458)     (1.528)      1.870       1.945       2.840
                                                            --------    --------    --------    --------    --------

Less dividends and distributions from:
Net investment income ....................................    (0.030)     (0.042)     (0.060)     (0.050)         --
Net realized gain on investments .........................    (1.182)         --          --      (0.185)         --
                                                            --------    --------    --------    --------    --------
Total dividends and distributions ........................    (1.212)     (0.042)     (0.060)     (0.235)         --
                                                            --------    --------    --------    --------    --------

Net asset value, end of period ...........................  $ 12.120    $ 14.790    $ 16.360    $ 14.550    $ 12.840
                                                            ========    ========    ========    ========    ========

Total return(3) ..........................................     (9.54%)     (9.37%)     12.91%      15.45%      28.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..................  $ 22,948    $ 31,012    $ 36,739    $ 26,962    $  7,800
Ratio of expenses to average net assets ..................      0.85%       0.85%       0.85%       0.83%       0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ...............      0.85%       0.91%       0.90%       0.89%       1.40%
Ratio of net investment income to average net assets .....      0.29%       0.17%       0.30%       0.80%       1.13%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly ....      0.29%       0.11%       0.25%       0.74%       0.53%
Portfolio turnover .......................................        50%         71%         22%         30%         52%

--------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001 and 2000.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                            Social Awareness-6

Social Awareness Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                  Social Awareness Series
                                                        Service Class
                                                   Year            5/1/001
                                                  Ended              to
                                                 12/31/01         12/31/00
                                                 --------       ------------
Net asset value, beginning of period ..........  $   14.790    $   16.440

Income (loss) from investment operations:
Net investment income (loss)(2) ...............       0.019        (0.002)
Net realized and unrealized loss on investments      (1.497)       (1.648)
                                                 -----------   ----------
Total from investment operations ..............      (1.478)       (1.650)
                                                 -----------   ----------


Less dividends and distributions from:
Net investment income .........................      (0.020)           --
Net realized gain on investments ..............      (1.182)           --
                                                 -----------   ----------
Total dividends and distributions .............      (1.202)           --
                                                 -----------   ----------

Net asset value, end of period ................  $   12.110    $   14.790
                                                 ==========    ==========

Total return(3) ...............................       (9.69%)      (10.04%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .......  $      939    $      294
Ratio of expenses to average net assets .......        1.00%         1.00%
Ratio of expenses to average net
   assets prior to expense limitation
   and expenses paid indirectly ...............        1.00%         1.06%
Ratio of net investment income
  (loss) to average net assets ................        0.14%        (0.01%)
Ratio of net investment income (loss)
   to average net assets prior to expense
   limitation and expenses paid indirectly ....        0.14%        (0.07%)
Portfolio turnover ............................          50%           71%


-----------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                            Social   Awareness-7

Delaware Group Premium Fund-Social Awareness Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Social Awareness Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange
(NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $634 for the year ended December 31, 2001. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2002.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

                                                              Social Awareness-8

Social Awareness Series
Notes to Financial Statements (Continued)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (Continued) At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                            Dividend disbursing         Other
       Investment           transfer agent fees,       expenses
       management               accounting              payable
     fee payable to          and other expenses          to DMC
          DMC                  payable to DSC        and affiliates
    --------------------   ---------------------     ---------------

        $14,865                  $1,216                   $3,340

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

   Purchases ..................................       $13,299,480
   Sales ......................................       $17,398,116

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate     Aggregate
     Cost of          unrealized     unrealized        Net unrealized
   investments      appreciation    depreciation       depreciation
  -------------     ------------    ------------      ------------------

    $24,349,132        $3,110,170    $(3,558,779)        $(448,609)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                                          2001          2000
                                                      -----------   ----------
   Ordinary income ..............................     $   346,498     $94,365
   Long-term capital gain .......................       2,087,338           -
                                                      -----------   ----------
   Total ........................................      $2,433,836     $94,365
                                                      ===========   ==========


As of December 31, 2001, the components of net assets on a tax basis were as follows:

   Paid in capital ...............................    $25,411,663
   Undistributed ordinary income .................         74,418
   Capital loss carryforwards ....................       (508,172)
   Post-October losses ...........................       (642,462)
   Unrealized depreciation .......................       (448,609)
                                                      ------------
   Net assets ....................................    $23,886,838
                                                      ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $508,172 expires in 2009.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

                                                              Social Awareness-9

Social Awareness Series
Notes to Financial Statements (Continued)

5. Capital Shares
Transactions in capital shares were as follows:
                                                         Year            Year
                                                        Ended            Ended
                                                       12/31/01        12/31/00
                                                       --------        --------
Shares sold:
   Standard Class ..............................        112,809         388,637
   Service Class ...............................         57,997          41,366

Shares issued upon reinvestment
 of dividends and distributions:
   Standard Class ..............................        205,787           5,541
   Service Class ...............................          2,945              --
                                                       --------        --------
                                                        379,538         435,544
                                                       --------        --------

Shares repurchased:
   Standard Class ..............................       (522,449)       (543,248)
   Service Class ...............................         (3,289)        (21,507)
                                                       --------        --------
                                                       (525,738)       (564,755)
                                                       --------        --------
Net decrease ...................................       (146,200)       (129,211)
                                                       ========        ========

6. Line of Credit

The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

7. Credit and Market Risk

The Series only invests in companies that meet its definition of "socially responsible" and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

8. Tax Information (Unaudited)

For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

       (A)                  (B)
     Long-Term           Ordinary         (C)
    Capital Gains         Income          Total               (D)
    Distributions      Distributions    Distributions       Qualifying
    (Tax Basis)        (Tax Basis)      (Tax Basis)         Dividends1
    --------------     --------------  ---------------     -----------
           86%              14%             100%               100%

------------------
 (A) and (B) are based on a percentage of the Series' total distributions.
 (D) is based on a percentage of ordinary income of the Series.
 (1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                             Social Awareness-10

Delaware Group Premium Fund-Social Awareness Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Social Awareness Series

We have audited the accompanying statement of net assets of Social Awareness Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Social Awareness Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                             /s/ Ernst & Young LLP
Philadelphia, Pennsylvania
February 4, 2002

                                                             Social Awareness-11

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
October 29, 1948                                                       United Asset
                                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
January 8, 1940               Officer and            2 Years -         at different times                          Convertible
                              Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------

Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
October 1, 1927                                                        (1989 - Present)
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
August 7, 1937                                                                                                    President/
                                                                                                                  Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
2451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
May 28, 1960                                                           1995 - Present)                            Sovereign Bank
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
December 7, 1938                                                       (1990 - Present)
                                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.

(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(3)      Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                             Social Awareness-12


Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
November 1, 1940                                                       (1994 - 1999)                              Director -
                                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
February 25, 1936                                                      Present) (Small                            Director - ACI
                                                                       Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
July 31, 1948                                                          (July 1995 -
                                                                       Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
June 29, 1949                 Officer - Equity                         - Equity of
                                                                       Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------

                                                             Social Awareness-13

Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
March 10, 1963                Income                                   Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
September 30, 1957            Administrative Officer                   at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
November 26, 1957             and Secretary                            at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
August 18, 1962                                                        at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.

                                                             Social Awareness-14

FOR INCOME & CAPITAL APPRECIATION

Strategic Income Series

Portfolio Snapshot

         For the year ended December 31, 2001, the Strategic Income Series returned +0.64% (Standard Class shares with distributions reinvested), while the Lehman Brothers Aggregate Bond Index gained +8.44% for the same year.
         With economies slowing worldwide, corporate earnings weakness and bond credit quality were major concerns throughout our fiscal year. September 11 brought a flight to quality in the U.S. fixed-income markets, which effectively created price gains among high-quality issues such as Treasuries and higher yields among lower-rated issues such as non-investment grade corporate bonds. Late in the year, the high-yield bond market rallied along with equities, providing its first sustained rebound in several years.
         At fiscal year end, the Strategic Income Series had 25.0% of net assets allocated to U.S. investment-grade fixed income and 38.6% to foreign bonds. The Series' 30-day SEC yield as of December 31, 2001 was 6.95% (for Standard Class shares).

Investment Outlook

         As 2002 begins, we believe the Federal Reserve is likely still not finished cutting interest rates. We believe the U.S. fixed-income markets can perform well over the next several months. We will continue to monitor the welcome recovery seen recently in the high yield bond market, as well as monitor the global economic outlook and foreign exchange markets, which plays a role in determining our foreign bond allocation.
         In our opinion, the Series is well-positioned entering the new year and remains a sound vehicle for long-term investors seeking stable and high income from a portfolio of investment grade and high yield, high risk fixed-income securities.

                      Performance of a $10,000 Investment
            May 1, 1997 (Series' inception) through December 31, 2001


                           Strategic Income Series        Lehman Brothers
                           (Standard Class Shares)     Aggregate Bond Index
                           -----------------------     --------------------
   May '97                        $10,080                   $10,000
   Dec. '97                        10,620                    10,763
   Dec. '98                        10,899                    11,697
   Dec. '99                        10,541                    11,600
   Dec. '00                        10,264                    12,949
   Dec. '01                        10,330                    14,040

                            Strategic Income Series
                          Average Annual Total Returns
                          ----------------------------

                                      Standard Class        Service Class
                                         Shares*               Shares**
Lifetime                                 +0.70%                +1.18%
One Year                                 +0.64%                +0.53%

For the periods ended December 31, 2001

*    Commenced operations on May 1, 1997.
**   Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Strategic Income Series Standard Class shares for the period from the Series' inception on May 1, 1997 through December 31, 2001. All distributions were reinvested. The chart also shows a $10,000 investment in the Lehman Brothers Aggregate Bond Index at that month's end, May 31, 1997. After May 31, 1997, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Aggregate Bond Index is a measure of investment grade domestic bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the Strategic Income Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                              Strategic Income-1

Delaware Group Premium Fund-Strategic Income Series
Statement of Net Assets
December 31, 2001


                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)

   CORPORATE BONDS-40.93%
   Aerospace & Defense-0.64%
   Alliant Techsystems 8.50% 5/15/11 ...............USD    40,000       $ 41,800
   BE Aerospace 9.50% 11/1/08 ......................       10,000          8,875
   Honeywell International 5.125% 11/1/06 ..........       15,000         14,814
   Sequa 9.00% 8/1/09 ..............................       25,000         23,750
                                                                        --------
                                                                          89,239
                                                                        --------
   Automobiles & Automotive Parts-1.30%
   Advance Stores 10.25% 4/15/08 ...................       30,000         30,600
   American Axle & Manufacturing
   9.75% 3/1/09 ....................................       45,000         46,687
   Collins & Aikman Products
   10.75% 12/31/11 .................................       25,000         25,188
   CSK Auto 12.00% 6/15/06 .........................       30,000         30,375
   Delco Remy International
   11.00% 5/1/09 ...................................       35,000         35,875
   Ford Motor 7.45% 7/16/31 ........................       15,000         13,781
                                                                        --------
                                                                         182,506
                                                                        --------
   Banking, Finance & Insurance-3.29%
   Asat Finance 12.50% 11/1/06 .....................       45,500         31,168
   Bank of Hawaii 6.875% 6/1/03 ....................       15,000         15,552
   BB&T 6.50% 8/1/11 ...............................       20,000         20,233
   Boeing Capital
   5.75% 2/15/07 ...................................       15,000         14,972
   6.50% 2/15/12 ...................................        5,000          4,985
   Citigroup 7.25% 10/1/10 .........................       15,000         16,101
***Coaxial 12.875% 8/15/08 .........................       35,000         26,119
   Credit Suisse First Boston USA
   6.125% 11/15/11 .................................       10,000          9,778
   Erac USA Finance 144A 7.35%
   6/15/08 .........................................       40,000         39,958
   Fairfax Financial Holdings
   7.75% 12/15/03 ..................................       35,000         31,653
   Finova Group 7.50% 11/15/09 .....................       55,000         23,375
   Ford Motor Credit 6.875% 2/1/06 .................       15,000         15,035
   General Motors Acceptance
   6.125% 9/15/06 ..................................       10,000          9,907
   8.00% 11/1/31 ...................................       10,000         10,207
   John Hancock Financial Services
   5.625% 12/1/08 ..................................       10,000          9,874
   Midland Funding II 11.75% 7/23/05 ...............       80,000         87,300
   Morgan Stanley Dean Witter
   6.75% 4/15/11 ...................................       15,000         15,372
   Nationwide Mutual Insurance
   144A 8.25% 12/1/31 ..............................       15,000         15,009
   Sovereign Bancorp 10.50% 11/15/06 ...............       35,000         37,800
   UBS Preferred Funding Trust I
   8.622% 10/29/49 .................................       15,000         16,722
   US Bank 6.375% 8/1/11 ...........................       10,000         10,105
                                                                        --------
                                                                         461,225
                                                                        --------
   Building & Materials-0.97%
   Lennar 9.95% 5/1/10 .............................       20,000         22,150
   Ryland Group 8.00% 8/15/06 ......................       25,000         25,250
   USX 9.375% 2/15/12 ..............................       55,000         65,524
   WCI Steel 10.00% 12/1/04 ........................       15,000          8,025
   York International 6.625% 8/15/06 ...............       15,000         15,386
                                                                        --------
                                                                         136,335
                                                                        --------

                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)

   CORPORATE BONDS (Continued)
   Cable, Media & Publishing-4.49%
   Adelphia Communications
   10.25% 11/1/06 ...................................USD   135,000      $138,374
   Advanstar Communications
   12.00% 2/15/11 ...................................       50,000        35,750
   Charter Communications
   10.25% 1/15/10 ...................................       40,000        41,200
   CSC Holdings 9.875% 2/15/13 ......................      110,000       117,425
   Echostar Broadband 10.375% 10/1/07 ...............       60,000        63,150
***Insight Communications
   12.25% 2/15/11 ...................................       65,000        38,675
   Insight Midwest 10.50% 11/1/10 ...................       20,000        21,700
   Mediacom Broadband 11.00% 7/15/13 ................       45,000        49,613
   NTL 11.50% 2/1/06 ................................       40,000        14,200
   Rogers Cablesystems 10.00% 3/15/05 ...............       55,000        59,950
   Shaw Communications 7.20% 12/15/11 ...............        5,000         4,982
   Telewest Communications
   11.25% 11/1/08 ...................................       45,000        33,075
   Walt Disney 5.50% 12/29/06 .......................       10,000         9,912
                                                                        --------
                                                                         628,006
                                                                        --------
   Chemicals-1.38%
   Avecia 11.00% 7/1/09 .............................       40,000        38,400
   IMC Global 6.55% 1/15/05 .........................       55,000        51,933
   ISP Chemco 10.25% 7/1/11 .........................       35,000        36,750
   Lyondell Chemical 9.50% 12/15/08 .................       20,000        19,900
   Macdermid 9.125% 7/15/11 .........................       45,000        46,350
                                                                        --------
                                                                         193,333
                                                                        --------
   Computers & Technology-0.79%
   Chippac International 12.75% 8/1/09 ..............       25,000        23,125
   Fairchild Semiconductor
   10.375% 10/1/07 ..................................       25,000        26,188
   Hewlett-Packard 5.75% 12/15/06 ...................        5,000         4,955
   Seagate Technology International 144A
   13.50% 11/15/07 ..................................       50,000        56,249
                                                                        --------
                                                                         110,517
                                                                        --------
   Consumer Products-0.73%
   American Greetings
   6.10% 8/1/28 .....................................       35,000        29,614
   11.75% 7/15/08 ...................................       15,000        15,525
   Maytag 6.875% 12/1/06 ............................       10,000        10,154
   Salton 12.25% 4/15/08 ............................       20,000        20,100
   Stewart Enterprises 10.75% 7/1/08 ................       25,000        27,375
                                                                        --------
                                                                         102,768
                                                                        --------
   Electronics & Electrical Equipment-0.26%
   Arrow Electronics 8.20% 10/1/03 ..................       15,000        15,353
   Flextronics International
   9.875% 7/1/10 ....................................       20,000        21,100
                                                                        --------
                                                                          36,453
                                                                        --------
   Energy-1.77%
   Burlington Resources Finance 144A
   5.60% 12/1/06 ....................................       10,000         9,841
   Denbury Management 9.00% 3/1/08 ..................       10,000         9,425
   Denbury Resources 9.00% 3/1/08 ...................        5,000         4,713
   El Paso Energy 7.80% 8/1/31 ......................       20,000        20,242
   Grant Prideco 9.625% 12/1/07 .....................       55,000        54,862
   National Fuel Gas 7.30% 2/18/03 ..................       10,000        10,405

                                                              Strategic Income-2

Strategic Income Series
Statement of Net Assets (Continued)

                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)
   CORPORATE BONDS (Continued)
   Energy (Continued)
   Occidental Petroleum 5.875% 1/15/07 USD ............       5,000     $  4,988
   Oneok 7.75% 8/15/06 ................................      10,000       10,809
   R & B Falcon 6.75% 4/15/05 .........................      15,000       15,469
   Sesi 8.875% 5/15/11 ................................      50,000       47,250
***Universal Compression 9.875% 2/15/08 ...............      25,000       23,875
   Westport Resources 8.25% 11/1/11 ...................      35,000       35,525
                                                                        --------
                                                                         247,404
                                                                        --------
   Environmental Services-0.94%
   Allied Waste North America
   8.50% 12/1/08 ......................................     130,000      131,950
                                                                        --------
                                                                         131,950
                                                                        --------
   Food, Beverage & Tobacco-2.70%
   **Big V Supermarkets 11.00% 2/15/04 ................     150,000        8,250
   Conagra Foods
   6.00% 9/15/06 ......................................      10,000       10,243
   6.75% 9/15/11 ......................................      10,000       10,235
   Cott Beverages 8.00% 12/15/11 ......................      70,000       68,599
   Del Monte 9.25% 5/15/11 ............................      35,000       36,750
   Di Giorgio 10.00% 6/15/07 ..........................      55,000       53,075
   Dimon 9.625% 10/15/11 ..............................      25,000       26,000
   Fleming 10.625% 7/31/07 ............................      25,000       24,000
   Heinz (H.J.) 144A 6.625% 7/15/11 ...................       5,000        5,139
   Ingles Markets 8.875% 12/1/11 ......................      25,000       24,688
   Kraft Foods 5.625% 11/1/11 .........................      10,000        9,716
   Marsh Supermarket 8.875% 8/1/07 ....................      25,000       25,000
   National Wine & Spirits
   10.125% 1/15/09 ....................................      35,000       36,050
   Perkins Family Restaurants
   10.125% 12/15/07 ...................................      20,000       19,700
   Tyson Foods 144A
   6.625% 10/4/04 .....................................      15,000       15,415
   8.25% 10/1/11 ......................................       5,000        5,304
                                                                        --------
                                                                         378,164
                                                                        --------
   Healthcare & Pharmaceuticals-2.33%
   Amerisource Bergen 8.125% 9/1/08 ...................      75,000       77,250
   Davita 9.25% 4/15/11 ...............................      35,000       36,925
   Fresenius Medical Care 9.00%
   12/1/06 TOPrS ......................................      70,000       72,275
   Healthsouth 8.50% 2/1/08 ...........................      65,000       67,925
   Magellan Health Services
   9.375% 11/15/07 ....................................      35,000       35,700
   Radiologix 10.50% 12/15/08 .........................      15,000       15,000
   Triad Hospitals 8.75% 5/1/09 .......................      20,000       20,950
                                                                        --------
                                                                         326,025
                                                                        --------
   Industrial Machinery-0.30%
   Briggs & Stratton 8.875% 3/15/11 ...................      40,000       42,000
                                                                        --------
                                                                          42,000
                                                                        --------
   Leisure, Lodging & Entertainment-2.85%
   Alliance Gaming 10.00% 8/1/07 ......................      35,000       36,575
   Argosy Gaming 9.00% 9/1/11 .........................      35,000       36,750
   Bally Total Fitness 9.875% 10/15/07 ................      40,000       41,000
   Extended Stay America
   9.875% 6/15/11 .....................................      25,000       25,938
   Host Marriot 8.375% 2/15/06 ........................      15,000       14,513

                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)

   CORPORATE BONDS (Continued)
   Leisure, Lodging & Entertainment (Continued)
   La Quinta Inns
   7.25% 3/15/04  .....................................USD   10,000     $  9,675
   7.40% 9/15/05 ......................................      25,000       24,313
   Meristar Hospitality 10.50% 6/15/09 ................      25,000       25,156
   Mohegan Tribal Gaming
   8.375% 7/1/11 ......................................      40,000       41,400
   Park Place Entertainment
   9.375% 2/15/07 .....................................      60,000       62,849
   Premier Parks
   9.25% 4/1/06 .......................................      10,000       10,100
   ***10.00% 4/1/08 ...................................      30,000       25,725
   Six Flags Entertainment
   8.875% 4/1/06 ......................................      20,000       20,200
   Wheeling Island Gaming
   10.125% 12/15/09 ...................................      25,000       25,500
                                                                        --------
                                                                         399,694
                                                                        --------
   Metals & Mining-0.37%
   Alcan 7.25% 3/15/31 ................................      15,000       15,715
   Alcoa 6.00% 1/15/12 ................................      15,000       14,919
   Luscar Coal 9.75% 10/15/11 .........................      20,000       20,800
                                                                        --------
                                                                          51,434
                                                                        --------
   Miscellaneous-0.81%
   IPC Acquisition 11.50% 12/15/09 ....................      30,000       30,150
   Johnson Controls 5.00% 11/15/06 ....................       5,000        4,872
   Kroger 8.15% 7/15/06 ...............................       5,000        5,559
   Manor Care 8.00% 3/1/08 ............................      65,000       67,599
   Popular 6.125% 10/15/06 ............................       5,000        4,923
                                                                        --------
                                                                         113,103
                                                                        --------
   Packaging & Containers-0.47%
   AEP Industries 9.875% 11/15/07 .....................      35,000       33,075
   Portola Packaging 10.75% 10/1/05 ...................      25,000       22,625
   Sealed Air 144A 8.75% 7/1/08 .......................      10,000       10,339
                                                                        --------
                                                                          66,039
                                                                        --------
   Paper & Forest Products-0.89%
   Ainsworth Lumber 13.875% 7/15/07 ...................      25,000       26,000
   Appleton Papers 12.50% 12/15/08 ....................      15,000       14,475
   Fort James 6.625% 9/15/04 ..........................       5,000        5,035
   Norske Skogindustrier 144A
   7.625% 10/15/11 ....................................      10,000       10,117
   Pacifica Papers 10.00% 3/15/09 .....................      10,000       10,800
   Plastipak Holdings 10.75% 9/1/11 ...................      25,000       26,375
   Stone Container 9.25% 2/1/08 .......................      30,000       31,800
                                                                        --------
                                                                         124,602
                                                                        --------
   Real Estate-1.01%
   Beazer Homes USA 8.875% 4/1/08 .....................      25,000       25,999
   Health Care REIT 7.50% 8/15/07 .....................      50,000       50,094
   Highwoods Realty 6.75% 12/1/03 .....................       5,000        5,158
   Nationwide Health Properties
   7.06% 12/5/06 ......................................      25,000       24,162
   Senior Housing Trust 8.625% 1/15/12 ................      25,000       25,375
   Simon Property Group 7.375% 1/20/06 ................      10,000       10,338
                                                                        --------
                                                                         141,126
                                                                        --------
   Retail-1.68%
   AmeriGas Partners 8.875% 5/20/11 ...................      20,000       20,700
   Federated Department Stores
   8.125% 10/15/02 ....................................       5,000        5,172


                                                              Strategic Income-3

Strategic Income Series
Statement of Net Assets (Continued)


                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)

   CORPORATE BONDS (Continued)
   Retail (Continued)
   Gap 144A 8.80% 12/15/08  .....................USD       15,000       $  3,141
   J Crew Operating 10.375% 10/15/07 ............          45,000         37,125
   Levi Strauss 11.625% 1/15/08 .................          35,000         31,150
   Office Depot 10.00% 7/15/08 ..................          35,000         38,150
   Petco Animal Supplies 10.75% 11/1/11 .........          45,000         46,125
   Saks 7.00% 7/15/04 ...........................          45,000         43,425
                                                                         -------
                                                                         234,988
                                                                         -------
   Telecommunications-6.74%
***Allegiance Telecom 11.75% 2/15/08 ............          85,000         37,825
   American Tower 9.375% 2/1/09 .................          55,000         44,549
   AT&T 144A
   7.30% 11/15/11 ...............................          10,000         10,266
   8.00% 11/15/31 ...............................          15,000         15,754
   AT&T Wireless 7.35% 3/1/06 ...................          10,000         10,588
***Charter Communications Holdings
   11.75% 5/15/11 ...............................         110,000         68,199
   Cingular Wireless 144A
   5.625% 12/15/06 ..............................          10,000         10,094
   6.50% 12/15/11 ...............................          15,000         15,225
   7.125% 12/15/31 ..............................          15,000         15,318
   Citizens Communications 144A
   6.375% 8/15/04 ...............................          10,000         10,175
   Crown Castle International
   ***10.375% 5/15/11 ...........................          25,000         15,625
   10.75% 8/1/11 ................................          45,000         44,213
   Dobson Communications
   10.875% 7/1/10 ...............................          50,000         51,874
   France Telecom 144A
   7.75% 3/1/11 .................................          25,000         26,830
   8.50% 3/1/31 .................................          10,000         11,455
***Level 3 Communications
   10.50% 12/1/08 ...............................          30,000          8,550
   Liberty Media 8.50% 7/15/29 ..................          10,000          9,743
   **McLeodUSA 9.25% 7/15/07 ....................          35,000          7,525
   Nextel Communications
   9.375% 11/15/09 ..............................         150,000        118,874
  ***9.75% 10/31/07 .............................          55,000         39,463
   Panamasat 6.00% 1/15/03 ......................          35,000         34,851
   Paxson Communications
   10.75% 7/15/08 ...............................          30,000         31,613
   Qwest 7.20% 11/1/04 ..........................          15,000         15,312
   Rogers Wireless Communications
   9.625% 5/1/11 ................................          20,000         20,700
***SBA Communications 12.00% 3/1/08 .............          25,000         18,875
   Singapore Telecom 144A
   6.375% 12/1/11 ...............................          10,000         10,009
   7.375% 12/1/31 ...............................          25,000         25,557
   Sprint 144A 6.00% 1/15/07 ....................          10,000          9,939
***TeleCorp 11.625% 4/15/09 .....................          40,000         35,000
   Telus 7.50% 6/1/07 ...........................          15,000         15,803
   Thompson 6.20% 1/5/12 ........................          10,000          9,638
   Time Warner Telecommunications
   10.125% 2/1/11 ...............................          55,000         44,413
   Verizon Wireless 144A
   5.375% 12/15/06 ..............................          30,000         29,895

                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)
CORPORATE BONDS (Continued)
Telecommunications (Continued)
Williams Communications
   11.70% 8/1/08  ...............................USD       55,000       $ 22,825
Worldcom
   7.50% 5/15/11 ................................          15,000         15,456
   7.55% 4/1/04 .................................          15,000         15,776
   8.25% 5/15/31 ................................          15,000         15,901
                                                                         -------
                                                                         943,708
                                                                         -------
Transportation & Shipping-1.48%
American Airlines 144A
   6.817% 5/23/11 ...............................          15,000         14,076
Atlas Air 10.75% 8/1/05 .........................          30,000         26,850
Kansas City Southern Railway
   9.50% 10/1/08 ................................          30,000         32,850
Teekay Shipping 8.875% 7/15/11 ..................         130,000        133,900
                                                                         -------
                                                                         207,676
                                                                         -------
Utilities-2.74%
AES 10.25% 7/15/06 ..............................          35,000         30,975
Avista
   144A 7.75% 1/1/07 ............................          10,000          9,974
   9.75% 6/1/08 .................................          15,000         15,665
Calpine Canada Energy Finance
   8.50% 5/1/08 .................................          70,000         64,100
CMS Energy 8.90% 7/15/08 ........................          70,000         70,177
Detroit Edison 5.05% 10/1/05 ....................          10,000          9,910
Devon Energy 144A 6.875% 9/30/11 ................          15,000         14,692
First Energy 6.45% 11/15/11 .....................           5,000          4,887
Kansas Gas & Electric 6.20% 1/15/06 .............          40,000         37,434
Mirant Americas Generation
   7.625% 5/1/06 ................................          20,000         18,251
   8.30% 5/1/11 .................................          10,000          9,264
Mission Energy Holdings 13.50% 7/15/08 ..........          20,000         21,900
Orion Power Holdings 12.00% 5/1/10 ..............          30,000         36,150
PG&E National Energy Group
   10.375% 5/16/11 ..............................          20,000         21,126
Progress Energy 7.00% 10/30/31 ..................           5,000          4,942
Western Resources 6.875% 8/1/04 .................          15,000         14,477
                                                                         -------
                                                                         383,924
                                                                         -------
Total Corporate Bonds
   (cost $5,819,144) ............................                      5,732,219
                                                                       ---------

Foreign Bonds-38.63%
Australia-4.88%
Australian Government Series 909
   7.50% 9/15/09  ...............................AUD      427,000        239,955
New South Wales Treasury
   7.00% 4/1/04 .................................         400,000        213,451
Queensland Treasury 6.00% 7/14/09 ...............         450,000        229,899
                                                                         -------
                                                                         683,305
                                                                         -------
Austria-1.45%
Republic of Austria 7.25% 5/3/07 ................DEM      400,000        203,317
                                                                         -------
                                                                         203,317
                                                                         -------
Belgium-0.33%
Belgium Kingdom 5.75% 9/28/10 ...................EUR       50,000         46,586
                                                                         -------
                                                                          46,586
                                                                         -------
                                                              Strategic Income-4

Strategic Income Series
Statement of Net Assets (Continued)

                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)
FOREIGN BONDS (Continued)
Canada-2.02%
Government of Canada 6.625% 10/3/07 .............NZD         90,000   $   37,202
Ontario Province 6.25% 12/3/08 ..................           620,000      245,357
                                                                      ----------
                                                                         282,559
                                                                      ----------
Chile-0.11%
Banco Santander 6.50% 11/1/05 ...................USD         15,000       15,484
                                                                      ----------
                                                                          15,484
                                                                      ----------
Germany-1.64%
Deutschland Republic
   4.75% 7/4/28 .................................EUR         40,000       32,482
   6.25% 1/4/24 .................................           200,000      197,669
                                                                      ----------
                                                                         230,151
                                                                      ----------
Greece-3.63%
Hellenic Republic
   8.60% 3/26/08 ................................EUR        250,000      266,074
   8.70% 4/8/05 .................................           240,000      241,786
                                                                      ----------
                                                                         507,860
                                                                      ----------
Italy-1.36%
Buoni Poliennali Del Tesoro 4.50% 5/1/09 ........           220,000      190,991
                                                                      ----------
                                                                         190,991
                                                                      ----------
Mexico-1.92%
Mexican United States 7.375% 7/6/06 .............           290,000      268,222
                                                                      ----------
                                                                         268,222
                                                                      ----------
New Zealand-3.32%
International Finance 6.75% 7/15/09 .............NZD        490,000      201,741
New Zealand Government
   6.00% 11/15/11 ...............................           470,000      184,533
   8.00% 4/15/04 ................................           100,000       43,672
   8.00% 11/15/06 ...............................            80,000       35,624
                                                                      ----------
                                                                         465,570
                                                                      ----------
Poland-4.37%
Poland Government
   6.00% 5/24/09 ................................PLZ        560,000      118,988
   12.00% 10/12/03 ..............................         1,900,000      493,626
                                                                      ----------
                                                                         612,614
                                                                      ----------
South Africa-4.35%
Electric Supply 11.00% 6/1/08 ...................ZAR      1,900,000      152,506
Republic of South Africa
   Series 153 13.00% 8/31/10 ....................           670,000       60,309
   Series 162 12.50% 1/15/02 ....................           520,000       43,395
   Series 184 12.50% 12/21/06 ...................         2,850,000      248,544
Transnet 16.50% 4/1/10 ..........................         1,000,000      103,724
                                                                      ----------
                                                                         608,478
                                                                      ----------
Sovereigns-3.75%
Federal Republic of Brazil
   11.00% 8/17/40 ...............................USD        620,000      478,950
Russia 5.00% 3/31/30 ............................            80,000       46,600
                                                                      ----------
                                                                         525,550
                                                                      ----------
Supranational-0.27%
International Bank for Reconstruction
   & Development 5.50% 4/15/04 ..................NZD         90,000       37,152
                                                                      ----------
                                                                          37,152
                                                                      ----------
Sweden-3.89%
Swedish Government
   5.00% 1/28/09 ................................SEK        650,000       61,127
   8.00% 8/15/07 ................................         3,400,000      369,991
   10.25% 5/5/03 ................................         1,100,000      112,944
                                                                      ----------
                                                                         544,062
                                                                      ----------

                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)


FOREIGN BONDS (Continued)
United Kingdom-1.34%
Halifax 5.625% 7/23/07 ..........................DEM        400,000   $  187,811
                                                                      ----------
                                                                         187,811
                                                                      ----------
Total Foreign Bonds
   (cost $6,422,735) ............................                      5,409,712
                                                                      ----------

AGENCY MORTGAGE-BACKED
   SECURITIES-7.39%
Fannie Mae
   6.00% 1/1/30 .................................USD        200,000      195,500
   6.375% 8/15/07 ...............................AUD        175,000       91,678
   6.50% 9/1/16 to 1/1/30 .......................USD        362,883      364,682
   7.00% 7/1/29 to 12/1/31 ......................           135,007      137,792
   7.50% 12/1/30 ................................            30,000       31,004
Freddie Mac
   6.50% 7/1/31 .................................            49,153       49,292
   6.50% 10/1/31 ................................            84,825       85,064
GNMA
   6.50% 12/15/23 ...............................            32,311       32,704
   7.00% 1/15/31 ................................            45,709       46,766
                                                                      ----------
Total Agency Mortgage-Backed
   Securities (cost $1,033,998) .................                      1,034,482
                                                                      ----------
U.S. TREASURY OBLIGATIONS-2.36%
U.S. Treasury Inflation Index Note
   3.375% 4/15/32 ...............................            30,034       29,649
   3.625% 1/15/08 ...............................            32,998       33,369
U.S. Treasury Note
   3.50% 11/15/06 ...............................            95,000       91,609
   4.625% 5/15/06 ...............................            30,000       30,428
   5.00% 8/15/11 ................................            30,000       29,934
   5.375% 2/15/31 ...............................            85,000       83,832
+5.875% 11/15/04 ................................            30,000       31,774
                                                                      ----------
Total U.S. Treasury Obligations
   (cost $334,143) ..............................                        330,595
                                                                      ----------
AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS-2.16%
Fannie Mae Whole Loan Series 98-W3 A2
   6.50% 7/25/28 ................................            14,233       14,366
Freddie Mac Series 2303 CW
   8.50% 11/15/24 ...............................            50,000       54,331
Freddie Mac Series T-11 A5
   6.50% 1/25/15 ................................           100,000      104,032
Freddie Mac Series T-11 A6
   6.50% 9/25/18 ................................            25,000       25,945
GNMA Series 98-9 B
   6.85% 12/20/25 ...............................           100,000      103,826
                                                                      ----------
Total Agency Collateralized Mortgage
   Obligations (cost $294,635) ..................                        302,500
                                                                      ----------
ASSET-BACKED SECURITIES-2.22%
Centex Home Equity Series 01-B A4
   6.41% 2/25/30 ................................            35,000       35,320
Citibank Credit Card Issuance Trust
   Series 01-A8 A8 4.10% 12/7/06 ................            20,000       19,836


                                                              Strategic Income-5

Strategic Income Series
Statement of Net Assets (Continued)
                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)
   ASSET-BACKED SECURITIES (Continued)
   NationsCredit Grantor Trust Series
   97-1A 6.75% 8/15/13 ..........................USD         36,398     $ 38,154
   Peoplefirst.com Auto Receivables Owner
   Trust Series 00-2 A4 6.43% 9/15/07 ...........            50,000       52,377
   Residential Asset Securities Series
   00-KS4 AI3 7.355% 1/25/26 ....................            50,000       51,678
   SLM Student Loan Trust
   Series 96-2 A2 3.7225% 7/27/09 ...............            75,000       75,310
   Series 97-1 A2 3.5825% 1/25/10 ...............            20,000       19,973
   Series 98-1 A1 3.7225% 1/25/07 ...............            18,025       18,067
                                                                         -------
   Total Asset-Backed Securities
   (cost $305,813) ..............................                        310,715
                                                                         -------

   AGENCY OBLIGATIONS-0.45%
   Freddie Mac
   5.50% 7/15/06 ................................USD         25,000       25,718
   5.625% 11/15/11 ..............................            25,000       24,764
+++Resolution Funding Strip
   5.48% 10/15/17 ...............................            35,000       12,787
                                                                         -------
   Total Agency Obligations
   (cost $66,167) ...............................                         63,269
                                                                         -------
COMMERCIAL MORTGAGE-BACKED
   SECURITIES-1.43%
Comm Series 00-C1 A1
   7.206% 9/15/08 ...............................USD         92,975     $ 98,800
LB-UBS Commercial Mortgage
   Trust Series 01-C3 A2 6.365% 12/15/28 ........            35,000       35,491
Salomon Brothers Mortgage Securities
   VII Series 01-C2 A3 6.499% 10/13/11 ..........            65,000       66,077
                                                                         -------
Total Commercial Mortgage-Backed
   Securities (cost $194,163) ...................                        200,368
                                                                         -------
                                                           Number of
                                                            Shares
COMMON STOCK-1.19%
JP Realty .......................................             2,000       47,580
Nationwide Health Properties ....................             2,600       48,594
Vornado Realty Trust ............................             1,700       70,720
                                                                         -------
Total Common Stock
   (cost $164,312) ..............................                        166,894
                                                                         -------
PREFERRED STOCKS-0.39%
Centaur Funding 9.08% ...........................                15       16,969
Intermedia Communications PIK 13.50%.............                36       37,718
                                                                         -------
Total Preferred Stocks
   (cost $53,655) ...............................                         54,687
                                                                         -------

                                                              Strategic Income-6

Strategic Income Series
Statement of Net Assets (Continued)
                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)
REPURCHASE AGREEMENTS-3.99%
With BNP Paribas 1.65% 1/2/02
(dated 12/31/01, collateralized by $25,000
U.S. Treasury Bills due 2/21/02,
market value $24,589 and $48,000
U.S. Treasury Notes 5.50% due 1/31/03,
market value $50,994 and $113,000
U.S. Treasury Notes 10.75% due 8/15/05,
market value $142,630) ..........................USD         213,000    $213,000
With J.P. Morgan Chase 1.60% 1/2/02
(dated 12/31/01, collateralized by $136,000
U.S. Treasury Notes 3.25% due 12/31/03,
market value $136,555)  .........................            133,000     133,000


                                                         Principal       Market
                                                          Amount*        Value
                                                                        (U.S. $)
Repurchase Agreements (Continued)
With UBS Warburg 1.68% 1/2/02 (dated
12/31/01, collateralized by $164,000
U.S. Treasury Notes 6.50% due 2/28/02,
market value $169,357 and $46,000 U.S.
Treasury Notes 6.25% due 7/31/02, market
value $47,942) ..................................USD         213,000    $213,000
                                                                        --------
Total Repurchase Agreements
(cost $559,000) .................................                        559,000
                                                                        --------

Total Market Value of Securities-101.14% (cost $15,247,765) .........................     14,164,441

Liabilities Net of Receivables and Other Assets-(1.14%) .............................       (160,254)
                                                                                        ------------
Net Assets Applicable to 1,770,252 Shares Outstanding-100.00% .......................   $ 14,004,187
                                                                                        ============
Net Asset Value-STRATEGIC INCOME Series Standard Class ($13,999,088/1,769,607 shares)   $       7.91
                                                                                        ============
Net Asset Value-STRATEGIC INCOME Series Service Class ($5,099/645 shares) ...........   $       7.91
                                                                                        ============
Components of Net Assets at December 31, 2001:
Shares of beneficial interest (unlimited authorization-no par) ......................   $ 18,919,872
Undistributed net investment income++ ...............................................        731,243
Accumulated net realized loss on investments ........................................     (4,561,388)
Net unrealized depreciation of investments and foreign currencies ...................     (1,085,540)
                                                                                        ------------
Total net assets ....................................................................   $ 14,004,187
                                                                                        ============

----------
*Principal amount is stated in the currency in which each bond is denominated.

   AUD-Australian Dollar
   DEM-German Mark
   EUR-European Monetary Unit
   NZD-New Zealand Dollar
   PLZ-Polish Zloty
   SEK-Swedish Kroner
   USD-U.S. Dollar
   ZAR-South African Rand

   GNMA-Ginnie Mae
   PIK-Pay-In-Kind
   REIT-Real Estate Investment Trust
   SLM-Sallie Mae
   TOPrS-Trust Originated Preferred Security

**   Non-income producing security. Security is currently in default.

***  Zero coupon bond. The interest rate shown is the step-up rate.

+    Fully or partially pledged as collateral for financial futures contracts.

++ Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

+++ Zero coupon bond. The interest rate shown is the yield at the time of purchase.

                             See accompanying notes

                                                              Strategic Income-7

Delaware Group Premium Fund-
Strategic Income Series
Statement of Assets and Liabilities
December 31, 2001


ASSETS:
Investments at market
   (cost $15,247,765) ........................................     $ 14,164,441
Cash and foreign currency ....................................           13,671
Dividends and interest receivable ............................          325,119
Subscriptions receivable .....................................            6,379
Receivable for securities sold ...............................          611,167
                                                                   ------------
Total assets .................................................       15,120,777
                                                                   ------------
LIABILITIES:
Payable for securities purchased .............................        1,101,527
Futures margin payable .......................................            1,594
Liquidations payable .........................................              315
Other accounts payable and accrued expenses ..................           13,154
                                                                   ------------
Total liabilities ............................................        1,116,590
                                                                   ------------
Total net assets .............................................     $ 14,004,187
                                                                   ============

Delaware Group Premium Fund-
Strategic Income Series
Statement of Operations
Year Ended December 31, 2001

INVESTMENT INCOME:
Interest .....................................................     $  1,190,642
Dividends ....................................................           19,287
                                                                   ------------
                                                                      1,209,929
                                                                   ------------
EXPENSES:
Management fees ..............................................           95,696
Accounting and administration expenses .......................            6,437
Professional fees ............................................            1,605
Reports and statements to shareholders .......................            1,508
Dividend disbursing and transfer agent fees and expenses .....            1,485
Custodian fees ...............................................            1,297
Trustees' fees ...............................................            1,060
Taxes (other than taxes on income) ...........................              213
Distribution expense-Service Class ...........................                7
Other ........................................................            1,856
                                                                   ------------
                                                                        111,164
Less expenses paid indirectly ................................             (722)
                                                                   ------------
Total expenses ...............................................          110,442
                                                                   ------------
NET INVESTMENT INCOME ........................................        1,099,487
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments ..................................................         (478,467)
Futures contracts ............................................           24,231
Foreign currencies ...........................................         (390,524)
                                                                   ------------
Net realized loss ............................................         (844,760)
Net change in unrealized appreciation / depreciation
   of investments and foreign currencies .....................         (166,176)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES ........................       (1,010,936)
                                                                   ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................................     $     88,551
                                                                   ============

                             See accompanying notes

Delaware Group Premium Fund-
Strategic Income Series
Statements of Changes in Net Assets


                                                            Year Ended
                                                   12/31/01           12/31/00
                                                 ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ......................     $  1,099,487      $  1,419,512
Net realized loss on investments and
   foreign currencies ......................         (844,760)       (2,323,626)
Net change in unrealized appreciation/
   depreciation of investments and
   foreign currencies ......................         (166,176)          395,998
                                                 ------------      ------------
Net increase (decrease) in net assets
   resulting from operations ...............           88,551          (508,116)
                                                 ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income:
   Standard Class ..........................       (1,168,395)       (1,661,617)
   Service Class ...........................             (381)               --
                                                 ------------      ------------
                                                   (1,168,776)       (1,661,617)
                                                 ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ..........................        3,011,481         2,164,118
   Service Class ...........................               --             4,998
Net asset value of shares issued
upon reinvestment of dividends and
   distributions:
   Standard Class ..........................        1,168,395         1,661,617
   Service Class ...........................              381                --
                                                 ------------      ------------
                                                    4,180,257         3,830,733
                                                 ------------      ------------
Cost of shares repurchased:
   Standard Class ..........................       (4,317,635)       (6,281,029)
   Service Class ...........................               --                --
                                                 ------------      ------------
                                                   (4,317,635)       (6,281,029)
                                                 ------------      ------------
Decrease in net assets derived
   from capital share transactions .........         (137,378)       (2,450,296)
                                                 ------------      ------------
NET DECREASE IN NET ASSETS .................       (1,217,603)       (4,620,029)
NET ASSETS:
Beginning of period ........................       15,221,790        19,841,819
                                                 ------------      ------------
End of period ..............................     $ 14,004,187      $ 15,221,790
                                                 ============      ============

                             See accompanying notes

                                                              Strategic Income-8

Delaware Group Premium Fund-Strategic Income Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                      Strategic Income Series Standard Class
                                                                                                               5/1/97(2)
                                                                                     Year Ended                   to
                                                             12/31/01(1)  12/31/00    12/31/99    12/31/98     12/31/97
                                                             -----------  --------    --------    --------     --------
Net asset value, beginning of period ......................    $8.510      $9.660      $10.600     $10.620      $10.000

Income (loss) from investment operations:
Net investment income(3) ..................................     0.598       0.741        0.779       0.832        0.523
Net realized and unrealized gain (loss) on investments and
   foreign currencies .....................................    (0.552)     (0.986)      (1.109)     (0.557)       0.097
                                                               ------      ------      -------     -------      -------
Total from investment operations ..........................     0.046      (0.245)      (0.330)      0.275        0.620
                                                               ------      ------      -------     -------      -------

Less dividends and distributions from:
Net investment income .....................................    (0.646)     (0.905)      (0.610)     (0.270)       -
Net realized gain on investments ..........................     -           -            -          (0.025)       -
                                                               ------      ------      -------     -------      -------
Total dividends and distributions .........................    (0.646)     (0.905)      (0.610)     (0.295)       -
                                                               ------      ------      -------     -------      -------

Net asset value, end of period ............................    $7.910      $8.510       $9.660     $10.600      $10.620
                                                               ======      ======       ======     =======      =======

Total return(4) ...........................................      0.64%      (2.62%)      (3.29%)      2.63%        6.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................   $13,999     $15,217      $19,842     $20,571       $8,606
Ratio of expenses to average net assets ...................      0.75%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ................      0.75%       0.80%        0.80%       0.81%        1.23%
Ratio of net investment income to average net assets ......      7.46%       8.57%        7.88%       7.90%        7.44%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly .....      7.46%       8.57%        7.88%       7.89%        7.01%
Portfolio turnover ........................................       253%        138%         101%        143%          70%

----------
(1) As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.018 an increase in net realized and unrealized gain
     (loss) per share of $0.018 and a decrease in the ratio of net investment income to average net assets from 7.69% to 7.46%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                              Strategic Income-9

Strategic Income Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                  Strategic Income Series Service Class
                                                             Year      5/1/00(2)
                                                            Ended         to
                                                         12/31/01(1)   12/31/00
                                                         -----------   --------
Net asset value, beginning of period .................   $  8.510     $  8.390

Income (loss) from investment operations:
Net investment income(3) .............................      0.587        0.470
Net realized and unrealized loss
   on investments and foreign currencies .............     (0.549)      (0.350)
                                                         --------     --------
Total from investment operations .....................      0.038        0.120
                                                         --------     --------

Less dividends and distributions from:
Net investment income ................................     (0.638)        --
                                                         --------     --------
Total dividends and distributions ....................     (0.638)        --
                                                         --------     --------

Net asset value, end of period .......................   $  7.910     $  8.510
                                                         ========     ========

Total return(4) ......................................       0.53%        1.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..............   $      5     $      5
Ratio of expenses to average net assets ..............       0.90%        0.95%
Ratio of net investment income to average net assets .       7.31%        8.39%
Portfolio turnover ...................................        253%         138%

----------
(1) As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.018, an increase in net realized and unrealized gain
     (loss) per share of $0.018 and a decrease in the ratio of net investment income to average net assets from 7.54% to 7.31%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                             See accompanying notes

                                                             Strategic Income-10

Delaware Group Premium Fund-Strategic Income Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Strategic Income Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek high current income and total return.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Series does isolate that portion of gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle--As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to January 1, 2001, the Series did not amortize premium or market discount, which conformed to the Series' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Series, but resulted in a $96,250 reduction in cost of securities and a corresponding $96,250 increase in net unrealized appreciation (depreciation), based on securities held by the Series on January 1, 2001.

In addition, effective January 1, 2001, the Series adopted the provisions of the Guide that require gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to January 1, 2001, such gains (losses) were included in realized gain (loss) on investments.

The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income of $32,572, a decrease in net unrealized appreciation (depreciation) of $40,720, and an increase in net realized gains (losses) of $73,292. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

                                                             Strategic Income-11

Strategic Income Series
Notes to Financial Statements (Continued)

1. Significant Accounting Policies (Continued)

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates. Premiums and discounts are amortized to interest income over the lives of the respective securities.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $353 for the year ended December 31, 2001. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2001 were approximately $369. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on the average daily net assets in excess of $2.5 billion. DMC has entered into a sub-advisory agreement with Delaware International Advisers Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Series. For the services provided, DMC pays DIAL one third of the management fee paid to DMC. The Series does not pay any fees directly to DIAL.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 0.80% of average daily net assets of the Series through April 30, 2002. No reimbursement was due for the year ended December 31, 2001.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC and DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                                 Dividend disbursing,       Other
                Investment       transfer agent fees,      expenses
                management           accounting            payable
              fee payable to     and other expenses         to DMC
                   DMC             payable to DSC       and affiliates
              --------------     --------------------   --------------
                  $7,744                $723                $1,986

Certain officers of DMC, DIAL, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

   Purchases ............................             $35,947,798
   Sales ................................             $35,473,532

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                     Aggregate            Aggregate
     Cost of        unrealized           unrealized        Net unrealized
   investments     appreciation         depreciation        depreciation
   -----------     ------------         ------------        ------------
   $15,347,116        $227,848          $(1,410,167)        $(1,182,319)


                                                             Strategic Income-12

Strategic Income Series
Notes to Financial Statements (Continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                                          2001          2000
                                                          ----          ----
   Ordinary income ...............................     $1,168,776    $1,661,617

As of December 31, 2001, the components of net assets on a tax basis were as follows:

   Paid in capital ...........................        $18,919,872
   Undistributed ordinary income .............            750,664
   Capital loss carryforwards ................         (4,448,871)
   Post-October losses .......................            (28,718)
   Unrealized depreciation of investments
   and foreign currencies ....................         (1,188,760)
                                                      -----------
   Net assets ................................        $14,004,187
                                                      ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $7,365 expires in 2006, $1,573,761 expires in 2007, $1,935,043 expires in 2008 and $932,702 expires in 2009.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2001 through December 31, 2001 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares

Transactions in capital shares were as follows:

                                                           Year       Year
                                                           Ended      Ended
                                                         12/31/01    12/31/00
                                                         --------    --------

Shares sold:
   Standard Class ................................        370,378     254,320
   Service Class .................................              -         596

Shares issued upon reinvestment of dividends
 and distributions:
   Standard Class ................................        149,602     193,436
   Service Class .................................             49           -
                                                          -------     -------
                                                          520,029     448,352
                                                          -------     -------
Shares repurchased:
   Standard Class ................................       (537,593)   (714,722)
   Service Class .................................              -           -
                                                         --------    --------
                                                         (537,593)   (714,722)
                                                         --------    --------
Net decrease .....................................        (17,564)   (266,370)
                                                         ========    ========

6. Line of Credit

The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the period.

7. Foreign Exchange Contracts

The Series may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                                             Strategic Income-13

Strategic Income Series
Notes to Financial Statements (Continued)


7. Foreign Exchange Contracts (Continued)

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at December 31, 2001.

8. Futures Contracts

The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Series' custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at December 31, 2001 were as follows:


            Contracts                          Notional                          Unrealized
          to buy (sell)                cost (proceeds) amount  Expiration date   gain (loss)
          -------------                ----------------------  ---------------   -----------
   1 U.S. Agency 10 Year Notes                  $97,229           3/02             $3,271
   (8) U.S. Treasury 10 Year Notes             (846,123)          3/02              4,964
   2 U.S. Treasury 20 Year Notes                207,020           3/02             (3,957)
   1 U.S. Treasury 5 Year Notes                 106,237           3/02               (409)
                                                                                   ------
                                                                                   $3,869
                                                                                   ======

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Series' total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series' net assets.

9. Swap Agreements

During the year ended December 31, 2001, the Series entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At December 31, 2001, the Series had the following total return swap agreements outstanding:


          Notional     Expiration                                                                Unrealized
           Amount         Date                         Description                                  Gain
           ------         ----                         -----------                                  ----
          $115,000       3/1/02       Agreement with Goldman Sachs Capital Markets, L.P.,           $356
                                   to receive the notional amount multiplied by the return
                                  on the 1 month USD/LEHM-CMBAAA Index and to pay the notional amount multiplied by 1 month LIBOR adjusted by a spread of minus 0.50%


Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparties to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks could also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

10. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.


                                                             Strategic Income-14

Strategic Income Series
Notes to Financial Statements (Continued)


10. Credit and Market Risk (Continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

11. Tax Information (Unaudited)

For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

            (A)               (B)
        Long-Term          Ordinary                (C)
       Capital Gains        Income                Total             (D)
       Distributions     Distributions        Distributions      Qualifying
       (Tax Basis)        (Tax Basis)          (Tax Basis)       Dividends(1)
       -----------        -----------          -----------       ------------
           --                 100%                100%                2%

----------

(A) and (B) are based on a percentage of the Series' total distributions.

(D) is based on a percentage of ordinary income of the Series.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


                                                             Strategic Income-15

Delaware Group Premium Fund-Strategic Income Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Strategic Income Series

We have audited the accompanying statement of net assets and statement of assets and liabilities of Strategic Income Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Income Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 2002

                                                             Strategic Income-16

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.


Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
October 29, 1948                                                       United Asset
                                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
January 8, 1940               Officer and            2 Years -         at different times                          Convertible
                              Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------
Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
October 1, 1927                                                        (1989 - Present)
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
August 7, 1937                                                                                                    President/
                                                                                                                  Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
May 28, 1960                                                           1995 - Present)                            Sovereign Bank
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
December 7, 1938                                                       (1990 - Present)
                                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

----------

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.
(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                             Strategic Income-17


Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
November 1, 1940                                                       (1994 - 1999)                              Director -
                                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
February 25, 1936                                                      Present) (Small                            Director - ACI
                                                                       Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
July 31, 1948                                                          (July 1995 -
                                                                       Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
June 29, 1949                 Officer - Equity                         - Equity of
                                                                       Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------

                                                             Strategic Income-18


Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
March 10, 1963                Income                                   Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
September 30, 1957            Administrative Officer                   at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
November 26, 1957             and Secretary                            at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
August 18, 1962                                                        at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.

                                                             Strategic Income-19

FOR CAPITAL APPRECIATION

Technology and Innovation Series

Portfolio Snapshot
   The technology markets experienced overall declines during 2001, as investors remained wary of technology-related investments throughout much of the year. However, as 2002 begins, U.S. stocks are coming off their best quarterly performance in two years. Autumn of 2001 was a time of welcome recovery for equities, generally, as optimism about both the U.S. military campaign and the future direction of the economy helped turn many investors into buyers.
   Technology and Innovation Series posted a -61.73% return (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2001. The benchmark index, the S&P 500 Index, posted a -11.88% return for the same year.
   Our long-term strategies did not change during the period, as we continue to focus on a diverse array of companies in the technology sector. In looking for market-leading companies with the strongest long-term growth prospects, we remain focused on semiconductor manufacturers and suppliers, as well as providers of computer software and computer communications.

Investment Outlook
   Until the U.S. sees a turn in corporate profits, we think the market will be apt to move erratically, moving forward, but occasionally giving up gains. We also believe that when uncertainty is high, interest rates are low, and profits are bottoming, the long-run prospects for stock investors are at their best.
   As always, we encourage investors to be patient and focus on the long-term with regard to technology investments. We believe the Series is well-positioned for an economic recovery, and that over the long term, technology will prove to be both a positive driver of growth and a fascinating place to invest.

                       Performance of a $10,000 Investment
          August 31, 2000 (Series' inception) through December 31, 2001

                                 Technology & Innovative Series
                                     (Standard Class Shares)      S&P Index
                                 ------------------------------   ---------
              Aug.  '00                   $10,000                  $10,000
              Dec.  '00                     5,330                    8,731
              April '01                     3,130                    8,294
              Aug.  '01                     2,140                    7,561
              Dec.  '01                     2,040                    7,693

                        Technology and Innovation Series
                          Average Annual Total Returns
                       -----------------------------------
                       Standard Class        Service Class
                          Shares*                Shares*
           Lifetime      -69.57%                -69.57%
           One Year      -61.73%                -61.73%

                    For the periods ended December 31, 2001

* Both classes commenced operations on August 31, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Technology and Innovation Series Standard Class shares and the S&P 500 Index for the period from the Series' inception on August 31, 2000, through December 31, 2001. All distributions were reinvested. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the Technology and Innovation Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                     Technology and Innovation-1

Delaware Group Premium Fund-Technology and Innovation Series
Statement of Net Assets
December 31, 2001

                                                          Number of      Market
                                                            Shares        Value

COMMON STOCK-94.05%
Communications Equipment-13.07%
+Cisco Systems .....................................         1,100      $ 19,921
+Emulex ............................................           400        15,804
+Extreme Networks ..................................         1,200        15,480
+Finisar ...........................................         1,800        18,306
+JDS Uniphase ......................................         1,400        12,222
+Juniper Networks ..................................           500         9,475
+Oni Systems .......................................         1,100         6,897
+Sonus Networks ....................................         1,200         5,544
+Transwitch ........................................         1,300         5,850
                                                                        --------
                                                                         109,499
                                                                        --------
 Communications Equipment-Wireless-8.58%
 Nokia ADR .........................................           600        14,718
+Qualcomm ..........................................           600        30,300
+RF Micro Devices ..................................         1,400        26,922
                                                                        --------
                                                                          71,940
                                                                        --------
 Computer Hardware-4.04%
+Dell Computer .....................................           800        21,744
 International Business Machines ...................           100        12,096
                                                                        --------
                                                                          33,840
                                                                        --------
 Electronic Components-1.14%
+Flextronics International .........................           400         9,596
                                                                        --------
                                                                           9,596
                                                                        --------
 Emerging Phone Companies-2.01%
+Globespanvirata ...................................         1,300        16,835
                                                                        --------
                                                                          16,835
                                                                        --------
 Internet-7.08%
+eBay ..............................................           300        20,070
+Quest Software ....................................           400         8,844
+VeriSign ..........................................           800        30,432
                                                                        --------
                                                                          59,346
                                                                        --------
 Semiconductors-Commodity-5.85%
+Amkor Technologies ................................           600         9,618
 Intel .............................................           600        18,870
+Marvell Technology Group ..........................           400        14,328
+Micron Technology .................................           200         6,200
                                                                        --------
                                                                          49,016
                                                                        --------

                                                          Number of      Market
                                                            Shares        Value

COMMON STOCK (Continued)
Semiconductors-Specialized-20.23%
+Altera ........................................           1,000        $ 21,220
+Analog Devices ................................             400          17,756
+Applied Micro Circuits ........................           1,500          16,980
+Intersil Holdings .............................             400          12,900
 Linear Technology .............................             500          19,520
+Maxim Integrated Products .....................             500          26,255
+PMC - Sierra ..................................             300           6,378
 Texas Instruments .............................             400          11,200
+Vitesse Semiconductor .........................             800           9,968
+Xilinx ........................................             700          27,335
                                                                        --------
                                                                         169,512
                                                                        --------
 Software-5.74%
+Microsoft .....................................             300          19,881
+NetIQ .........................................             800          28,208
                                                                        --------
                                                                          48,089
                                                                        --------
 Software-Enterprise-11.43%
+Agile Software ................................             900          15,498
+BEA Systems ...................................             400           6,164
+i2 Technologies ...............................           1,500          11,850
+PeopleSoft ....................................             800          32,160
+Peregrine Systems .............................             900          13,347
+Siebel Systems ................................             600          16,788
                                                                        --------
                                                                          95,807
                                                                        --------
 Storage-10.69%
+Brocade Communications Systems ................             900          29,808
+Network Appliance .............................           1,300          28,431
+Veritas Software ..............................             700          31,374
                                                                        --------
                                                                          89,613
                                                                        --------
Systems-4.19%
+Computer Sciences .............................             200           9,796
 Electronic Data Systems .......................             200          13,710
+SunGard Data Systems ..........................             400          11,572
                                                                        --------
                                                                          35,078
                                                                        --------
   Total Common Stock
   (cost $1,012,802) ...........................                         788,171
                                                                        --------

                                                     Technology and Innovation-2

Technology and Innovation Series
Statement of Net Assets (Continued)
                                                        Principal       Market
                                                          Amount        Value
   REPURCHASE AGREEMENTS-8.59%
   With BNP Paribas 1.65% 1/2/02
   (dated 12/31/01, collateralized by
   $3,000 U.S. Treasury Bills due
   2/21/02, market value $3,167 and
   $6,000 U.S. Treasury Notes 5.50%
   due 1/31/03, market value $6,568
   and $15,000 U.S. Treasury Notes
   10.75% due 8/15/05, market value
   $18,371)..........................................    $27,000       $27,000
   With J.P. Morgan Chase 1.60%
   1/2/02 (dated 12/31/01,
   collateralized by $18,000 U.S.
   Treasury Notes 3.25% due
   12/31/03, market value $18,371)...................     18,000        18,000


                                                        Principal       Market
                                                          Amount        Value

   REPURCHASE AGREEMENTS (Continued)
   With UBS Warburg 1.68% 1/2/02 (dated
    12/31/01, collateralized by $21,000
    U.S. Treasury Notes 6.50% due 2/28/02,
    market value $21,813 and $6,000
    U.S. Treasury Notes 6.25% due 7/31/02,
    market value $6,175)............................       $27,000     $27,000
                                                                       -------
   Total Repurchase Agreements
    (cost $72,000)..................................                    72,000
                                                                       -------


TOTAL MARKET VALUE OF SECURITIES-102.64% (cost $1,084,802) .....       860,171

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(2.64%) ........       (22,149)*
                                                                   -----------
NET ASSETS APPLICABLE TO 411,656 SHARES OUTSTANDING-100.00% ....   $   838,022
                                                                   ===========

NET ASSET VALUE-TECHNOLOGY AND INNOVATION SERIES STANDARD
 CLASS ($837,004 / 411,156 shares) .............................   $      2.04
                                                                   ===========

NET ASSET VALUE-TECHNOLOGY AND INNOVATION SERIES SERVICE
 CLASS ($1,018 / 500 shares) ...................................   $      2.04
                                                                   ===========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2001:
Shares of beneficial interest (unlimited authorization-no par) .   $ 2,894,633
Accumulated net realized loss on investments ...................    (1,831,980)
Net unrealized depreciation of investments .....................      (224,631)
                                                                   -----------
Total net assets ...............................................   $   838,022
                                                                   ===========
---------------
+ Non-income producing security for the year ended December 31, 2001.
* Of this amount, $51,840 represents payables for securities purchased as of December 31, 2001.
  ADR - American Depositary Receipt

                             See accompanying notes

                                                     Technology and Innovation-3

Delaware Group Premium Fund-
Technology and Innovation Series
Statement of Operations
Year Ended December 31, 2001


INVESTMENT INCOME:
Interest ..................................................         $     3,097
Dividends .................................................                 119
                                                                    -----------
                                                                          3,216
                                                                    -----------
EXPENSES:
Management fees ...........................................               6,774
Custodian fees ............................................                 617
Trustees' fees ............................................                 392
Accounting and administration expenses ....................                 385
Professional fees .........................................                 105
Reports and statements to shareholders ....................                 105
Dividend disbursing and transfer agent
   fees and expenses ......................................                  78
Taxes (other than taxes on income) ........................                   2
Distribution expense - Service Class ......................                   2
Registration fees .........................................                   1
Other .....................................................                 152
                                                                    -----------
                                                                          8,613
Less expenses absorbed or waived ..........................                (802)
Less expenses paid indirectly .............................                 (66)
                                                                    -----------
Total expenses ............................................               7,745
                                                                    -----------
NET INVESTMENT LOSS .......................................              (4,529)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized loss on investments ..........................          (1,414,476)
Net change in unrealized appreciation /
   depreciation of investments ............................             525,582
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS .........................................            (888,894)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................................         $  (893,423)
                                                                    ===========
                             See accompanying notes


Delaware Group Premium Fund-
Technology and Innovation Series
Statements of Changes in Net Assets

                                                         Year           8/31/00*
                                                        Ended             to
                                                      12/31/01         12/31/00
                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment loss ..........................     $    (4,529)     $      (238)
Net realized loss on investments .............      (1,414,476)        (417,504)
Net change in unrealized appreciation /
   depreciation of investments ...............         525,582         (750,213)
                                                   -----------      -----------
Net decrease in net assets
   resulting from operations .................        (893,423)      (1,167,955)
                                                   -----------      -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Standard Class ............................         472,332        2,500,010
   Service Class .............................               -            5,000
                                                   -----------      -----------
                                                       472,332        2,505,010
                                                   -----------      -----------
Cost of shares repurchased:
   Standard Class ............................         (77,942)               -
   Service Class .............................               -                -
                                                   -----------      -----------
                                                       (77,942)               -
                                                   -----------      -----------
Increase in net assets derived
   from capital share transactions ...........         394,390        2,505,010
                                                   -----------      -----------
NET INCREASE (DECREASE)
   IN NET ASSETS .............................        (499,033)       1,337,055

NET ASSETS:
Beginning of period ..........................       1,337,055                -
                                                   -----------      -----------
End of period ................................     $   838,022      $ 1,337,055
                                                   ===========      ===========
*Date of commencement of operations ...

                             See accompanying notes

                                                    Technology and Innovation-4

Delaware Group Premium Fund-Technology and Innovation Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:



                                                        Technology and Innovation Series Standard Class
                                                                      Year          8/31/00(1)
                                                                     Ended             to
                                                                   12/31/01        12/31/00
                                                                   --------------------------
Net asset value, beginning of period .....................         $  5.340       $   10.000

Loss from investment operations:
Net investment loss(2) ...................................           (0.013)          (0.001)
Net realized and unrealized loss on investments ..........           (3.287)          (4.659)
                                                                   --------       ----------
Total from investment operations .........................           (3.300)          (4.660)
                                                                   --------       ----------

Net asset value, end of period ...........................         $  2.040       $    5.340
                                                                   ========       ==========
Total return(3) ..........................................           (61.73%)         (46.70%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..................             $837       $    1,334
Ratio of expenses to average net assets ..................             0.85%            0.84%(4)
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid
   indirectly ............................................             0.95%            1.16%
Ratio of net investment loss to average net assets .......            (0.50%)          (0.03%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid
   indirectly ............................................            (0.60%)          (0.35%)
Portfolio turnover .......................................              189%             127%


----------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(4) Ratio for the period ended December 31, 2000 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.88%.

                             See accompanying notes

                                                    Technology and Innovation-5

Technology and Innovation Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:



                                                        Technology and Innovation Series Standard Class
                                                                      Year          8/31/00(1)
                                                                     Ended             to
                                                                   12/31/01        12/31/00
                                                                   --------------------------
Net asset value, beginning of period .......................          $5.340        $10.000

Loss from investment operations:
Net investment loss(2) .....................................          (0.018)        (0.005)
Net realized and unrealized loss on investments ............          (3.282)        (4.655)
                                                                      ------         ------
Total from investment operations ...........................          (3.300)        (4.660)
                                                                      ------         ------

Net asset value, end of period .............................          $2.040         $5.340
                                                                      ======         ======

Total return(3) ............................................          (61.73%)       (46.70%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ....................              $1             $3
Ratio of expenses to average net assets ....................            1.00%          0.99%(4)
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid
   indirectly ..............................................            1.10%          1.31%
Ratio of net investment loss to average net assets .........           (0.65%)        (0.18%)
Ratio of net investment loss to average net
   assets prior to expense limitation and expenses
   paid indirectly .........................................           (0.75%)        (0.50%)
Portfolio turnover .........................................             189%           127%


-----------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(4) Ratio for the period ended December 31, 2000 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.03%.

                             See accompanying notes

                                                    Technology and Innovation-6

Delaware Group Premium Fund-Technology and Innovation Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Technology and Innovation Series (the "Series"). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek to provide long-term capital growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange
(NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $22 for the year ended December 31, 2001. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2001 were approximately $44. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on the average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2002.

                                                    Technology and Innovation-7

Technology and Innovation Series
Notes to Financial Statements (Continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (Continued)

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                           Dividend disbursing             Other
        Investment         transfer agent fees,           expenses
        management             accounting                  payable
     fee payable to        and other expenses              to DMC
          DMC                payable to DSC            and affiliates
     --------------        -------------------         --------------
        $1,513                   $44                        $145

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2001 the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                     Purchases............  $1,956,454
                     Sales................  $1,616,082

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate        Aggregate
      Cost of          unrealized       unrealized       Net unrealized
   investments        appreciation     depreciation       depreciation
   -----------        ------------     ------------      ---------------
   $1,431,081           $33,425         $(604,335)         $(570,910)

4. Dividend and Distribution Information

As of December 31, 2001, the components of net assets on a tax basis were as follows:

         Paid in capital.....................   $2,894,633
         Capital loss carryforwards..........   (1,430,138)
         Post-October losses.................      (55,563)
         Unrealized depreciation.............     (570,910)
                                                ----------
         Net assets                             $  838,022
                                                ==========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $233,531 expires in 2008 and $1,196,607 expires in 2009.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

                                                    Technology and Innovation-8

Technology and Innovation Series
Notes to Financial Statements (Continued)

5. Capital Shares

Transactions in capital shares were as follows:
                                                     Year              Period
                                                     Ended             Ended
                                                    12/31/01         12/31/00*
                                                    --------         ---------
Shares sold:
   Standard Class .......................            193,612           250,001
   Service Class ........................                  -               500
                                                    --------          --------
                                                     193,612           250,501
                                                    --------          --------
Shares repurchased:
   Standard Class .......................            (32,457)                -
   Service Class ........................                  -                 -
                                                    --------          --------
                                                     (32,457)                -
                                                    --------          --------
Net increase ............................            161,155           250,501
                                                    --------          --------

---------------
*Commenced operations on 8/31/00.

6. Line of Credit

The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

7. Credit and Market Risk

The Series invests a significant portion of its assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series concentrates its investments in companies management believes will benefit from technology advances and innovation. As a result, the value of the Series' shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Series may be more susceptible to any single economic, political or regulatory occurrence affecting these companies than other mutual funds not concentrating their investments in these industries.

                                                    Technology and Innovation-9

Delaware Group Premium Fund-Technology and Innovation Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Technology and Innovation Series

We have audited the accompanying statement of net assets of Technology and Innovation Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period August 31, 2000 (commencement of operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Technology and Innovation Series at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period August 31, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2002

                                                   Technology and Innovation-10

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
October 29, 1948                                                       United Asset
                                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
January 8, 1940               Officer and            2 Years -         at different times                          Convertible
                              Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------

Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
October 1, 1927                                                        (1989 - Present)
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
August 7, 1937                                                                                                    President/
                                                                                                                  Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
May 28, 1960                                                           1995 - Present)                            Sovereign Bank
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
December 7, 1938                                                       (1990 - Present)
                                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.
(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                   Technology and Innovation-11


Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
November 1, 1940                                                       (1994 - 1999)                              Director -
                                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
February 25, 1936                                                      Present) (Small                            Director - ACI
                                                                       Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
July 31, 1948                                                          (July 1995 -
                                                                       Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
June 29, 1949                 Officer - Equity                         - Equity of
                                                                       Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------


                                                   Technology and Innovation-12

Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
March 10, 1963                Income                                   Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
September 30, 1957            Administrative Officer                   at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
November 26, 1957             and Secretary                            at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
August 18, 1962                                                        at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.


                                                   Technology and Innovation-13

FOR CAPITAL APPRECIATION

Trend Series

Portfolio Snapshot
   Growth stocks were hit particularly hard during 2001's third quarter, which was punctuated by the events of September 11 and ended as the worst single calendar quarter for U.S. stocks in 14 years. Trend Series posted a -15.34% return (Standard Class shares with distributions reinvested) for the year ended December 31, 2001. Performance trailed the Russell 2000 Growth Index, which fell by -9.23% for the same year.
   Throughout the year, we took steps to reduce overall risk in the Series by lessening some of our larger technology holdings and replacing them with more defensive-oriented financial and consumer issues. We remained underweighted in technology issues versus the Russell 2000 Growth Index throughout the year. Despite its poor performance in 2001, we continue to feel that technology offers substantial benefits and represents the greatest opportunity for sizable investment gains over the long term, and we were able to add to key technology positions as valuations became attractive in the weeks following September 11. In doing so, we focused as always on companies that are industry leaders and should be the earliest beneficiaries of an economic recovery.
   Performance among financial stocks as a group was relatively flat during the last six months of the fiscal year. We had a heavier weighting in financials than the benchmark index throughout the year, and held onto positions in several stocks that fell in the wake of September 11 only to rebound by year's end.

Investment Outlook
   As we enter the new fiscal year, the overall environment for growth stocks appears to be improving. We are cautiously optimistic that a U.S. economic recovery will become apparent during the first half of 2002, as we think the Federal Reserve's interest rate cuts have begun to take effect.
   We are less optimistic that the current run by U.S. stocks can continue unchecked. We believe the market bottomed during September 2001, but until corporate profits show stronger signs of recovery, the market is apt to remain volatile. Many companies will still feel the effects of the recent economic slowdown in the near term.




Performance of a $10,000 Investment
December 27, 1993 (Series' inception) through December 31, 2001

                             Trend Series                Russell 2000
                         (Standard Class Shares)         Growth Index
                         -----------------------         ------------
     Dec. '93                   $10,200                    $10,000
     Jun. '98                   $10,160                    $ 9,757
     Dec. '98                   $14,144                    $12,785
     Jun. '99                   $15,698                    $14,225
     Dec. '99                   $19,053                    $16,068
     Jun. '00                   $22,109                    $16,266
     Dec. '00                   $37,685                    $23,276
     Jun. '01                   $35,089                    $18,054
     Dec. '01                   $28,706                    $16,407

                            Trend Series
                   Average Annual Total Returns
                   ----------------------------

                       Standard Class         Service Class
                          Shares*                Shares**
       Lifetime           +14.55%                -18.28%
       Five Years         +13.61%                     --
       One Year           -15.34%                -15.45%

       For the periods ended December 31, 2001

      *Commenced operations on December 27, 1993.
     **Commenced operations on May 1, 2000.

Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the Trend Series Standard Class shares for the period from the Series' inception on December 27, 1993 through December 31, 2001. All distributions were reinvested. The chart also shows a $10,000 investment in the Russell 2000 Growth Index at that month's end, December 31, 1993. After December 31, 1993, returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Growth Index is an unmanaged composite that measures the stocks of small, growth-oriented companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the Trend Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                                         Trend-1

Delaware Group Premium Fund-Trend Series
Statement of Net Assets
December 31, 2001

                                                         Number of      Market
                                                          Shares        Value
   Common Stock- 92.97%
   Banking & Finance-6.64%
   City National ....................................     178,500    $ 8,362,725
   Cullen/Frost Bankers .............................     292,500      9,032,400
   Doral Financial ..................................     249,816      7,796,757
   Downey Financial .................................     193,400      7,977,750
   Webster Financial ................................     221,800      6,993,354
                                                                     -----------
                                                                      40,162,986
                                                                     -----------
   Basic Industry/Capital Goods-3.08%
  +Mettler-Toledo International .....................     273,700     14,191,345
  +MSC Industrial Direct Class A ....................     223,500      4,414,125
                                                                     -----------
                                                                      18,605,470
                                                                     -----------
   Business Services-3.64%
  +Bright Horizons Family Solutions .................     225,300      6,306,147
  +Corporate Executive Board ........................     182,500      6,697,750
 *+Resources Connection .............................     193,800      5,102,754
  +Watson Wyatt & Company ...........................     178,500      3,891,300
                                                                     -----------
                                                                      21,997,951
                                                                     -----------
   Consumer Durable/Cyclical-5.17%
   D.R. Horton ......................................     383,729     12,455,843
  +Gentex ...........................................     267,800      7,158,294
   KB HOME ..........................................     289,900     11,624,990
                                                                     -----------
                                                                      31,239,127
                                                                     -----------
  Consumer Services-16.39%
 +CEC Entertainment .................................     138,200      5,996,498
*+Edison Schools ....................................      72,500      1,424,625
 +Extended Stay America .............................     497,200      8,154,080
 *Four Seasons Hotels ...............................      47,500      2,221,100
 +Hispanic Broadcasting .............................     333,900      8,514,450
*+Mediacom Communications ...........................     606,500     11,074,690
 +Radio One .........................................     423,200      7,816,504
  Ruby Tuesday ......................................     388,100      8,006,503
 +Sonic .............................................     421,975     15,191,101
 +The Cheesecake Factory ............................     415,625     14,451,281
 +West ..............................................     444,500     11,085,830
 +Westwood One ......................................     172,600      5,186,630
                                                                     -----------
                                                                      99,123,292
                                                                     -----------
   Energy-0.26%
  +Pride International ..............................     103,500      1,562,850
                                                                     -----------
                                                                       1,562,850
                                                                     -----------
   Healthcare & Pharmaceuticals-12.46%
  +Ameripath ........................................      43,600      1,395,636
  +CIMA Labs ........................................     186,300      6,734,745
  +Cubist Pharmaceuticals ...........................     144,600      5,199,816
  +Cubist Pharmaceuticals Restricted ................      54,500      1,959,820
  +Cv Therapeutics ..................................      92,700      4,822,254
  +Exelixis .........................................     293,400      4,876,308
  +Humana ...........................................     220,300      2,597,337
 *+Inhale Therapeutic Systems .......................     647,400     12,009,270
  +Inspire Pharmaceuticals ..........................     346,000      4,875,140
  +Neurocrine Biosciences ...........................     320,700     16,455,117
  +Trimeris .........................................     320,200     14,399,394
                                                                     -----------
                                                                      75,324,837
                                                                     -----------

                                                         Number of      Market
                                                          Shares        Value
   Common Stock (Continued)
   Insurance-11.26%
   Everest Re Group .................................     239,100   $ 16,904,370
  +Markel ...........................................      33,200      5,964,380
   PartnerRe ........................................     386,500     20,871,000
   Radian Group .....................................     481,400     20,676,130
  *Reinsurance Group of America .....................     110,400      3,674,112
                                                                    ------------
                                                                      68,089,992
                                                                    ------------
   Retail-16.12%
  +American Eagle Outfitters ........................     215,350      5,635,710
  +American Italian Pasta Class A ...................     199,600      8,389,188
  +Coach ............................................     245,500      9,569,590
  +Cost Plus ........................................     283,825      7,521,363
  +Dollar Tree Stores ...............................     536,600     16,586,306
  +Duane Reade ......................................     207,300      6,291,555
  +Getty Images .....................................     422,900      9,718,242
 *+Krispy Kreme Doughnuts ...........................     393,500     17,392,699
  +TOO ..............................................     297,400      8,178,500
 *+Tweeter Home Entertainment Group .................     283,500      8,221,500
                                                                    ------------
                                                                      97,504,653
                                                                    ------------
   Technology/Communications-7.18%
  +Advanced Fibre Communications ....................     599,800     10,598,466
  +Applied Micro Circuits ...........................     348,000      3,939,360
  +Emulex ...........................................     103,200      4,077,432
 *+Finisar ..........................................     624,100      6,347,097
  +ONI Systems ......................................     514,800      3,227,796
 *+SBA Communications ...............................     207,300      2,699,046
 *+Tekelec ..........................................     565,700     10,244,827
  +Western Multiplex ................................     418,700      2,260,980
                                                                    ------------
                                                                      43,395,004
                                                                    ------------
   Technology/Hardware-5.09%
  +CoorsTek .........................................     112,600      3,585,184
  +Micrel ...........................................     390,400     10,240,192
  +Network Appliance ................................     314,300      6,873,741
 *+RF Micro Devices .................................      94,900      1,824,927
  +TranSwitch .......................................     559,300      2,516,850
  +Vitesse Semiconductor ............................     462,900      5,767,734
                                                                    ------------
                                                                      30,808,628
                                                                    ------------
   Technology/Software-4.89%
   Henry(Jack) & Associates .........................     615,400     13,440,336
  +NetIQ ............................................     104,400      3,681,144
  +Peregrine Systems ................................     463,000      6,866,290
 *+Webex Communications .............................     105,900      2,631,615
  +Webex Communications Restricted ..................     118,300      2,939,755
                                                                    ------------
                                                                      29,559,140
                                                                    ------------
   Transportation-0.79%
  +Arkansas Best ....................................     166,700      4,804,294
                                                                    ------------
                                                                       4,804,294
                                                                    ------------
   Total Common Stock
   (cost $465,730,299) ..............................                562,178,224
                                                                    ------------


                                                                         Trend-2

Trend Series
Statement of Net Assets (Continued)

                                                       Principal      Market
                                                        Amount        Value
   Repurchase Agreements-6.80%
   With BNP Paribas 1.65% 1/2/02 (dated 12/31/01,
   collateralized by $1,813,000 U.S. Treasury Bills
   due 2/21/02, market value $1,808,744 and
   $3,544,000 U.S. Treasury Notes 5.50% due 1/31/03,
   market value $3,751,141 and $8,311,000
   U.S. Treasury Notes 10.75% due 8/15/05,
   market value $10,491,844) .......................  $15,664,000    $15,664,000
   With J.P. Morgan Chase 1.60% 1/2/02
   (dated 12/31/01, collateralized
   by $10,012,000 U.S. Treasury Notes 3.25%
   due 12/31/03, market value $10,045,012) .........    9,792,000      9,792,000


                                                       Principal      Market
                                                        Amount        Value
   Repurchase Agreements (Continued)
   With UBS Warburg 1.68% 1/2/02 (dated 12/31/01,
   collateralized by $12,090,000 U.S. Treasury Notes
   6.50% due 2/28/02, market value $12,457,889 and
   $3,352,000 U.S. Treasury Notes 6.25% due 7/31/02,
   market value $3,526,610) ........................  $15,664,000    $15,664,000
                                                                     -----------
   Total Repurchase Agreements
   (cost $41,120,000) ..............................                  41,120,000
                                                                     -----------

Total Market Value of Securities-99.77% (cost $506,850,299)......................   603,298,224

Receivables and Other Assets Net of Liabilities-0.23%............................     1,393,989
                                                                                  -------------

Net Assets Applicable to 23,971,809 Shares Outstanding-100.00%................... $ 604,692,213
                                                                                  =============

Net Asset Value-Trend Series Standard Class ($590,742,115/23,417,515 shares).....        $25.23
                                                                                         ======

Net Asset Value-Trend Series Service Class ($13,950,098/554,294 shares)..........        $25.17
                                                                                         ======

Components of Net Assets at December 31, 2001:
Shares of beneficial interest (unlimited authorization-no par)................... $ 655,319,929
Accumulated net realized loss on investments.....................................  (147,075,641)
Net unrealized appreciation of investments.......................................    96,447,925
                                                                                  -------------
Total net assets................................................................. $ 604,692,213
                                                                                  =============

----------
+Non-income producing security for the year ended December 31, 2001.
*Fully or partially on loan. See Note # 7 in "Notes to Financial Statements."


                                                                         Trend-3

Delaware Group Premium Fund-
Trend Series
Statement of Operations
Year Ended December 31, 2001


Investment Income:
Dividends........................................................ $   1,436,333
Interest.........................................................     1,119,851
Security lending income..........................................       500,330
                                                                  -------------
                                                                      3,056,514
                                                                  -------------

Expenses:
Management fees..................................................     4,490,714
Reports and statements to shareholders...........................       341,773
Accounting and administration expenses...........................       262,938
Professional fees................................................        77,468
Custodian fees...................................................        68,087
Dividend disbursing and transfer agent fees and expenses.........        63,319
Trustees' fees...................................................        21,700
Distribution expense - Service Class.............................        15,832
Registration fees................................................           730
Taxes (other than taxes on income)...............................           400
Other............................................................       139,396
                                                                  -------------
                                                                      5,482,357
Less expenses absorbed or waived.................................      (289,478)
Less expenses paid indirectly....................................       (14,540)
                                                                  -------------
Total expenses...................................................     5,178,339
                                                                  -------------

Net Investment Loss..............................................    (2,121,825)
                                                                  -------------

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments.................................   (81,824,218)
                                                                  -------------
Net change in unrealized appreciation/depreciation
  of investments.................................................   (37,997,199)
                                                                  -------------

Net Realized and Unrealized Loss on Investments..................  (119,821,417)
                                                                  -------------

Net Decrease in Net Assets Resulting from Operations............. $(121,943,242)
                                                                  =============

                             See accompanying notes


Delaware Group Premium Fund-
Trend Series
Statements of Changes in Net Assets

                                                            Year Ended
                                                    12/31/01         12/31/00
                                                  ------------     -------------

Decrease in Net Assets from Operations:
Net investment loss.............................. $ (2,121,825)     $(1,162,569)
Net realized loss on investments.................  (81,824,218)     (64,320,072)
Net change in unrealized appreciation/
   depreciation of investments...................  (37,997,199)     (32,278,468)
                                                  ------------     ------------
Net decrease in net assets resulting
   from operations............................... (121,943,242)     (97,761,109)
                                                  ------------     ------------

Dividends and Distributions to Shareholders from:
Net realized gain on investments:
   Standard Class................................            -      (42,073,039)
   Service Class.................................            -                -
                                                  ------------     ------------
                                                             -      (42,073,039)
                                                  ------------     ------------

Capital Share Transactions:
Proceeds from shares sold:
   Standard Class................................  162,546,450      604,951,861
   Service Class.................................    8,167,704        9,983,822
Net asset value of shares issued upon
   reinvestment of dividends and distributions:
   Standard Class................................            -       42,073,039
   Service Class.................................            -                -
                                                  ------------     ------------
                                                   170,714,154      657,008,722
                                                  ------------     ------------
Cost of shares repurchased:
   Standard Class................................ (211,491,756)    (251,885,140)
   Service Class.................................   (1,269,341)        (264,327)
                                                  ------------     ------------
                                                  (212,761,097)    (252,149,467)
                                                  ------------     ------------
Increase (decrease) in net assets derived
   from capital share transactions...............  (42,046,943)     404,859,255
                                                  ------------     ------------
Net increase (decrease) in Net Assets............ (163,990,185)     265,025,107
Net Assets:
Beginning of period..............................  768,682,398      503,657,291
                                                  ------------     ------------
End of period...................................  $604,692,213     $768,682,398
                                                  ============     ============

                             See accompanying notes
                                                                         Trend-4

Delaware Group Premium Fund-Trend Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                     Trend Series Standard Class
                                                                                             Year Ended
                                                                   12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                                  -----------------------------------------------------------------
Net asset value, beginning of period..............................  $29.800       $33.660       $19.760       $17.380       $14.560

Income (loss) from investment operations:
Net investment income (loss)(1)...................................   (0.086)       (0.051)       (0.043)        0.006         0.019
Net realized and unrealized gain (loss) on investments............   (4.484)       (1.676)       13.945         2.736         3.031
                                                                   --------      --------      --------      --------      --------
Total from investment operations..................................   (4.570)       (1.727)       13.902         2.742         3.050
                                                                   --------      --------      --------      --------      --------

Less dividends and distributions from:
Net investment income.............................................        -             -        (0.002)       (0.020)       (0.050)
Net realized gain on investments..................................        -        (2.133)            -        (0.342)       (0.180)
                                                                                 --------                    --------      --------
Total dividends and distributions.................................        -        (2.133)       (0.002)       (0.362)       (0.230)
                                                                                 --------      --------      --------      --------

Net asset value, end of period....................................  $25.230       $29.800       $33.660       $19.760       $17.380
                                                                   ========      ========      ========      ========      ========

Total return(2)...................................................   (15.34%)       (6.88%)       70.45%        16.04%        21.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)........................... $590,742      $760,320      $503,657      $168,251      $118,276
Ratio of expenses to average net assets...........................     0.85%         0.83%         0.82%         0.81%         0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly........................     0.90%         0.84%         0.82%         0.85%         0.88%
Ratio of net investment income (loss) to average net assets.......    (0.35%)       (0.14%)       (0.18%)        0.03%         0.16%
Ratio of net investment income (loss) to average net assets
   prior to expense limitation and expenses paid indirectly.......    (0.40%)       (0.15%)       (0.18%)       (0.01%)        0.08%
Portfolio turnover................................................       51%           61%           82%          121%          125%

---------
(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001, 2000 and 1999.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes


                                                                         Trend-5

Trend Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                             Trend Series    Service Class
                                                                 Year          5/1/00(1)
                                                                 Ended            to
                                                               12/31/01        12/31/00
                                                               ---------------------------
Net asset value, beginning of period ......................    $29.770          $35.260

Loss from investment operations:
Net investment loss(2) ....................................     (0.122)          (0.074)
Net realized and unrealized loss on investments ...........     (4.478)          (5.416)
                                                               -------          -------
Total from investment operations ..........................     (4.600)          (5.490)
                                                               -------          -------

Net asset value, end of period ............................    $25.170          $29.770
                                                               =======          =======

Total return(3) ...........................................     (15.45%)         (15.57%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................    $13,950           $8,363
Ratio of expenses to average net assets                           1.00%            1.00%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ................       1.05%            1.01%
Ratio of net investment loss to average net assets ........      (0.50%)          (0.31%)
Ratio of net investment loss to average net assets prior
   to expense limitation and expenses paid indirectly .....      (0.55%)          (0.32%)
Portfolio turnover ........................................         51%              61%

---------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes


                                                                         Trend-6

Delaware Group Premium Fund-Trend Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to Trend Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange
(NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $14,540 for the year ended December 31, 2001. In addition, the Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.85% of average daily net assets of the Series through April 30, 2002.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.


                                                                         Trend-7

Trend Series
Notes to Financial Statements (Continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (Continued)
At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                         Dividend disbursing,               Other
  Investment             transfer agent fees,             expenses
  management                 accounting                    payable
fee payable to            and other expenses               to DMC
     DMC                   payable to DSC               and affiliates
--------------          ---------------------           --------------
   $81,438                     $29,136                     $95,194

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments
For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases.............................. $300,763,713
   Sales.................................. $348,529,213

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate             Aggregate
   Cost of             unrealized           unrealized          Net unrealized
 investments          appreciation         depreciation          appreciation
------------          ------------         ------------         --------------
$517,175,264          $136,225,858          $(50,102,898)         $86,122,960

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                              2001            2000
                                              ----            ----
Ordinary income...........................   $    -        $11,045,899
Long-term capital gain....................        -         31,027,140
                                             ------        -----------
Total.....................................   $    -        $42,073,039
                                             ======        ===========

As of December 31, 2001, the components of net assets on a tax basis were as follows:

   Paid in capital.................................. $655,319,929
   Capital loss carryforwards....................... (136,750,676)
   Unrealized appreciation..........................   86,122,960
                                                     ------------
   Net assets....................................... $604,692,213
                                                     ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $8,971,847 expires in 2008 and $127,778,829 expires in 2009.


                                                                         Trend-8

Trend Series
Notes to Financial Statements (Continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                                        Year             Year
                                                        Ended            Ended
                                                       12/31/01        12/31/00
                                                       --------        --------
Shares sold:
   Standard Class...................................  6,561,017      16,498,118
   Service Class....................................    327,992         289,194

Shares issued upon reinvestment of dividends and distributions:
   Standard Class...................................          -       1,020,942
   Service Class....................................          -               -
                                                      ---------      ----------
                                                      6,889,009      17,808,254
                                                      ---------      ----------
Shares repurchased:
   Standard Class................................... (8,661,534)     (6,965,627)
   Service Class....................................    (54,603)         (8,289)
                                                      ---------      ----------
                                                     (8,716,137)     (6,973,916)
                                                      ---------      ----------
Net increase (decrease)............................. (1,827,128)     10,834,338
                                                      =========      ==========

6. Line of Credit
The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

7. Securities Lending
The Series, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 2001 were as follows:

          Market value of                    Market value of
         securities on loan                    collateral
         ------------------                  ---------------
           $51,288,049                        $53,901,300

8. Credit and Market Risk
The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.


                                                                         Trend-9

Delaware Group Premium Fund-Trend Series
Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Premium Fund-Trend Series

We have audited the accompanying statement of net assets of Trend Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trend Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                             /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
February 4, 2002


                                                                        Trend-10

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.

Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
                                                                       United Asset
October 29, 1948                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
                              Officer and            2 Years -         at different times                          Convertible
January 8, 1940               Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------
Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
                                                                       (1989 - Present)
October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
                                                                                                                  President/
August 7, 1937                                                                                                    Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
                                                                       1995 - Present)                            Sovereign Bank
May 28, 1960
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
                                                                       (1990 - Present)
December 7, 1938                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.
(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                        Trend-11


Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
                                                                       (1994 - 1999)                              Director -
November 1, 1940                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
                                                                       Present) (Small                            Director - ACI
February 25, 1936                                                      Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
                                                                       (July 1995 -
July 31, 1948                                                          Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
                              Officer - Equity                         - Equity of
June 29, 1949                                                          Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------


                                                                        Trend-12


Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
                              Income                                   Delaware
March 10, 1963                                                         Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
                              Administrative Officer                   at different times
September 30, 1957                                                     at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
                              and Secretary                            at different times
November 26, 1957                                                      at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
                                                                       at different times
August 18, 1962                                                        at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.

                                                                        Trend-13

FOR CAPITAL APPRECIATION

U.S. Growth Series

Portfolio Snapshot
     The fiscal year ended December 31, 2001 was a very difficult one for U.S. growth funds, and the U.S. Growth Series was not immune to declines. The fourth quarter brought much improved performance, but did not negate the effects of a challenging year. For the year, the Series returned -24.47% (Standard Class shares with distributions reinvested). Performance was below that of the portfolio's benchmark, the S&P 500 Index, but considerably better than performance in some of the worst-faring market sectors, such as technology.
     Against a difficult backdrop, we made changes within the U.S. Growth Series to help minimize some risk. We still invest in companies that we believe offer strong growth potential, but have recently shifted our focus to sectors such as healthcare, financials, and media while maintaining significant positions in companies that are considered to be technology leaders.

Investment Outlook
     The events of September 11 clearly quickened the process of the market bottoming. In our opinion, tax cuts, federal spending and continued Federal Reserve rate cuts offer cause for optimism in the midst of a recession.
     We anticipate renewed growth during the next fiscal year, and believe that the sectors hardest hit during this economic downturn--including media and financial--will be among the biggest benefactors of any economic turnaround. As it becomes more apparent that the economy is recovering, we will continue to employ our current stock selection process, attempting to find companies poised to offer attractive growth prospects.



                      Performance of a $10,000 Investment
         November 15, 1999 (Series' inception) through December 31, 2001

                                U.S Growth Series
                             (Standard Class Shares)           S&P 500 Index
                            -------------------------         --------------
     Nov. '99                       $ 9,990                      $10,000
     Dec. '99                       $10,590                      $10,589
     Dec. '00                       $10,150                      $ 9,625
     Dec. '01                       $ 7,667                      $ 8,481


                                       U.S. Growth Series
                                   Average Annual Total Returns
                          --------------------------------------------
                              Standard Class        Service Class
                                  Shares*              Shares**
Lifetime                          -11.74%              -19.23%
One Year                          -24.47%              -24.61%


For the periods ended December 31, 2001

*    Commenced operations on November 15, 1999.
**   Commenced operations on May 1, 2000.


Past performance is not a guarantee of future results. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart shows a $10,000 investment in the U.S. Growth Series Standard Class shares for the period from the Series' inception on November 15, 1999 through December 31, 2001. All distributions were reinvested. The chart also shows a $10,000 investment in the S&P 500 Index at that month's end, November 30, 1999. After December 31, 1999, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. An expense limitation was in effect for the U.S Growth Series during the periods shown. Performance does not reflect insurance fees related to a variable annuity investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                   U.S. Growth-1

Delaware Group Premium Fund-U.S. Growth Series
Statement of Net Assets
December 31, 2001

                                                          Number of   Market
                                                           Shares      Value
   Common Stock-88.04%
   Aerospace & Defense-3.72%
   General Dynamics .................................       7,900   $ 629,156
                                                                    ---------
                                                                      629,156
                                                                    ---------
   Banking & Finance-6.45%
   Alliance Capital Management LP ...................       1,500      72,480
   Fannie Mae .......................................       2,000     159,000
   Freddie Mac ......................................       5,100     333,540
   Golden West Financial ............................       5,500     323,675
   USA Education ....................................       2,400     201,648
                                                                    ---------
                                                                    1,090,343
                                                                    ---------

   Business Services-2.88%
  +Accenture ........................................       3,900     104,988
  +Cendant ..........................................       3,900      76,479
   First Data .......................................       3,900     305,955
                                                                    ---------
                                                                      487,422
                                                                    ---------

   Cable & Media-10.62%
  +AOL Time Warner .................................      11,350     364,335
  +Clear Channel Communications ....................       7,300     371,643
  +Comcast-Special Class A .........................      13,400     482,400
  +Viacom-Class B ..................................      13,050     576,158
                                                                    ---------
                                                                   1,794,536
                                                                    ---------

   Computers & Technology-12.99%
   Automatic Data Processing ........................       1,700     100,130
  +Cisco Systems ....................................      14,900     269,839
   Electronic Data Systems ..........................       2,900     198,795
   Intel ............................................      16,100     506,345
   Linear Technology ................................       7,600     296,704
  +Oracle ...........................................      16,500     227,865
  +Siebel Systems ...................................       4,100     114,718
  +Sun Microsystems .................................      17,600     217,184
  +VeriSign .........................................         200       7,608
  +VERITAS Software .................................       5,700     255,474
                                                                    ---------
                                                                    2,194,662
                                                                    ---------

   Electronics & Electrical Equipment-3.54%
  +Agilent Technologies .............................       6,000     171,060
  +Analog Devices ...................................       1,000      44,390
   Emerson Electric .................................       6,700     382,570
                                                                    ---------
                                                                      598,020
                                                                    ---------

   Energy-4.06%
   Schlumberger .....................................       3,900     214,305
   Transocean Sedco Forex ...........................      13,945     471,620
                                                                    ---------
                                                                      685,925
                                                                    ---------

                                                         Number of    Market
                                                          Shares      Value
   Common Stock (Continued)
   Food, Beverage & Tobacco-1.26%
   Anheuser-Busch ...................................       4,700   $ 212,487
                                                                    ---------
                                                                      212,487
                                                                    ---------

   Healthcare & Pharmaceuticals-21.99%
   Abbott Laboratories ..............................      11,900     663,425
  +Amgen ............................................         800      45,152
   Baxter International .............................      11,600     622,108
  +Genentech ........................................       8,600     466,550
   Johnson & Johnson ................................      12,200     721,019
   McKesson .........................................       4,800     179,520
   Medtronic ........................................       3,800     194,598
   Pfizer ...........................................       8,400     334,740
   Schering-Plough ..................................      13,600     487,016
                                                                    ---------
                                                                    3,714,128
                                                                    ---------

   Industrial Machinery-3.32%
  +Applied Materials ................................       3,000     120,300
  +Celestica ........................................      10,900     440,251
                                                                    ---------
                                                                      560,551
                                                                    ---------

   Insurance-2.74%
   ACE Limited ......................................       2,300      92,345
   Hartford Financial Services ......................       5,900     370,697
                                                                    ---------
                                                                      463,042
                                                                    ---------

   Leisure, Lodging & Entertainment-0.55%
   Marriott International-Class A ...................       2,300      93,495
                                                                    ---------
                                                                       93,495
                                                                    ---------

   Retail-9.97%
  +Best Buy .........................................       4,900     364,952
   Home Depot .......................................       9,200     469,292
  +Kohl's ...........................................       2,600     183,144
  +Staples ..........................................       9,200     172,040
   Wal-Mart Stores ..................................       8,600     494,930
                                                                    ---------
                                                                    1,684,358
                                                                    ---------

   Telecommunications-1.66%
  +Sprint PCS .......................................      11,500     280,715
                                                                    ---------
                                                                      280,715
                                                                    ---------

   Transportation & Shipping-2.29%
   United Parcel Service-Class B ....................       7,100     386,950
                                                                    ---------
                                                                      386,950
                                                                    ---------

   Total Common Stock
   (cost $16,563,237) ...............................              14,875,790
                                                                   ----------

                                                                   U.S. Growth-2

U.S. Growth Series
Statement of Net Assets (Continued)

                                                         Principal   Market
                                                          Amount      Value
   Repurchase Agreements-11.13%
   With BNP Paribas 1.65% 1/2/02 (dated 12/31/01,
   collateralized by $83,000
   U.S. Treasury Bills due 2/21/02, market value
   $82,739 and $162,000
   U.S. Treasury Notes 5.50% due 1/31/03,
   market value $171,593 and $380,000
   U.S. Treasury Notes 10.75% due 8/15/05,
   market value $479,941) ..........................     $717,000    $717,000

With J.P. Morgan Chase 1.60% 1/2/02
   (dated 12/31/01, collateralized by $458,000
   U.S. Treasury Notes 3.25% due 12/31/03,
   market value $459,501) ..........................      448,000     448,000


                                                         Principal   Market
                                                          Amount      Value
   Repurchase Agreements (Continued)
   With UBS Warburg 1.68% 1/2/02 (dated
   12/31/01, collateralized by $553,000
   U.S. Treasury Notes 6.50% due 2/28/02,
   market value $569,876 and $153,000
   U.S. Treasury Notes 6.25% due 7/31/02,
   market value $161,321) ..........................     $716,000   $ 716,000
                                                                  -----------
   Total Repurchase Agreements
   (cost $1,881,000) .......................................        1,881,000
                                                                  -----------


Total Market Value of Securities-99.17%
  (cost $18,444,237) .......................................       16,756,790

Receivables and Other Assets
  Net of Liabilities-0.83% .................................          139,509
                                                                  -----------

Net Assets Applicable to 2,224,136
  Shares Outstanding-100.00% ...............................      $16,896,299
                                                                  ===========

Net Asset Value-U.S. Growth Series Standard Class
  ($16,856,412 / 2,218,880 shares) .........................            $7.60
                                                                        =====
Net Asset Value-U.S. Growth Series Service Class
 ($39,887 / 5,256 shares) ..................................            $7.59
                                                                        =====

Components of Net Assets at December 31, 2001:
Shares of beneficial interest
  (unlimited authorization-no par) .........................      $24,420,684
Undistributed net investment income ........................           52,116
Accumulated net realized loss on investments ...............       (5,889,054)
Net unrealized depreciation of investments .................       (1,687,447)
                                                                  -----------
Total net assets ...........................................      $16,896,299
                                                                  ===========

----------
+ Non-income producing security for the year ended December 31, 2001.

                             See accompanying notes

                                                                   U.S. Growth-3

Delaware Group Premium Fund-
U.S. Growth Series
Statement of Operations
Year Ended December 31, 2001


Investment Income:
Dividends .......................................        $159,373
Interest ........................................          44,019
                                                      -----------
                                                          203,392
                                                      -----------
EXPENSES:
Management fees .................................         129,837
Reports and statements to shareholders ..........           8,794
Accounting and administration expenses ..........           8,697
Custodian fees ..................................           7,349
Registration fees ...............................           5,200
Professional fees ...............................           3,843
Dividend disbursing and transfer agent fees
  and expenses ..................................           2,001
Trustees' fees ..................................           1,210
Taxes (other than taxes on income) ..............              20
Distribution expense - Service Class ............              20
Other ...........................................           4,849
                                                      -----------
                                                          171,820
Less expenses absorbed or waived ................         (21,512)
Less expenses paid indirectly ...................            (523)
                                                      -----------
Total expenses ..................................         149,785
                                                      -----------
Net Investment Income ...........................          53,607
                                                      -----------
Net Realized and Unrealized Loss
   On Investments:
Net realized loss on investments ................      (4,769,778)
Net change in unrealized appreciation /
   depreciation of investments ..................      (1,682,294)
                                                      -----------
Net Realized and Unrealized Loss
   on Investments ...............................      (6,452,072)
                                                      -----------
Net Decrease In Net Assets Resulting
   From Operations ..............................     $(6,398,465)
                                                      ===========


                             See accompanying notes

Delaware Group Premium Fund-
U.S. Growth Series
Statements of Changes in Net Assets

                                                             Year Ended
                                                        12/31/01      12/31/00
                                                     ------------   -----------
Increase (Decrease) in Net
   Assets from Operations:
Net investment income ...........................        $ 53,607     $ 148,957
Net realized loss on investments ................      (4,769,778)   (1,119,276)
Net change in unrealized appreciation /
   depreciation of investments ..................      (1,682,294)     (365,224)
                                                     ------------   -----------
Net decrease in net assets resulting
   from operations ..............................      (6,398,465)   (1,335,543)
                                                     ------------   -----------
Dividends and Distributions to
   Shareholders from:
Net investment income:
   Standard Class ...............................        (148,298)      (23,590)
   Service Class ................................             (22)            -
                                                     ------------   -----------
                                                         (148,320)      (23,590)
                                                     ------------   -----------
Capital Share Transactions:
Proceeds from shares sold:
   Standard Class ...............................       2,104,633    26,433,660
   Service Class ................................          31,120         5,000
Net asset value of shares issued upon reinvestment
  of dividends and distributions:
   Standard Class ...............................         148,298        23,590
   Service Class ................................              22             -
                                                     ------------   -----------
                                                        2,284,073    26,462,250
                                                     ------------   -----------
Cost of shares repurchased:
   Standard Class ...............................      (6,076,622)   (6,611,064)
   Service Class ................................               -             -
                                                     ------------   -----------
                                                       (6,076,622)   (6,611,064)
                                                     ------------   -----------
Increase (decrease) in net assets derived
   from capital share transactions ..............      (3,792,549)   19,851,186
                                                     ------------   -----------
Net Increase (Decrease)
   In Net Assets ................................     (10,339,334)   18,492,053

Net Assets:
Beginning of period .............................      27,235,633     8,743,580
                                                     ------------   -----------
End of period ...................................    $ 16,896,299   $27,235,633
                                                     ============   ===========


                             See accompanying notes

                                                                   U.S. Growth-4

Delaware Group Premium Fund-U.S. Growth Series
Financial Statements

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                              U.S. Growth Series Standard Class
                                                                                     11/15/99(1)
                                                                         Year Ended      to
                                                              12/31/01    12/31/00    12/31/99
                                                              --------    --------    --------
Net asset value, beginning of period .....................    $10.140     $10.590      $10.000

Income (loss) from investment operations:
Net investment income(2) .................................      0.022       0.076        0.026
Net realized and unrealized gain (loss) on investments ...     (2.503)     (0.515)       0.564
                                                              -------     -------      -------
Total from investment operations .........................     (2.481)     (0.439)       0.590
                                                              -------     -------      -------

Less dividends and distributions from:
Net investment income ....................................     (0.059)     (0.011)           -
                                                              -------     -------      -------
Total dividends and distributions ........................     (0.059)     (0.011)           -
                                                              -------     -------      -------

Net asset value, end of period ...........................    $ 7.600     $10.140      $10.590
                                                              =======     =======      =======

Total return(3) ..........................................    (24.47%)     (4.16%)       5.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..................    $16,856     $27,231       $8,744
Ratio of expenses to average net assets ..................       0.75%       0.74%        0.75%
Ratio of expenses to average net assets prior
  to expense limitation and expenses paid indirectly .....       0.86%       0.74%        0.79%
Ratio of net investment income to average net assets .....       0.27%       0.57%        3.33%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid
  indirectly .............................................       0.16%       0.57%        3.29%
Portfolio turnover .......................................         78%         91%           0%


----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the years ended December 31, 2001 and 2000.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                                   U.S. Growth-5

U.S. Growth Series
Financial Highlights (Continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                       U.S. Growth Series Service Class
                                                                Year      5/1/00(1)
                                                               Ended         to
                                                              12/31/01    12/31/00
                                                              --------    --------
Net asset value, beginning of period ......................   $10.130     $10.910

Income (loss) from investment operations:
Net investment income(2) ..................................     0.011       0.004
Net realized and unrealized loss on investments ...........    (2.503)     (0.784)
                                                              -------     -------
Total from investment operations ..........................    (2.492)     (0.780)
                                                              -------     -------
Less dividends and distributions from:
Net investment income .....................................    (0.048)         --
                                                              -------     -------
Total dividends and distributions .........................    (0.048)         --
                                                              -------     -------
Net asset value, end of period ............................   $ 7.590     $10.130
                                                              =======     =======

Total return(3) ...........................................    (24.61%)     (7.15%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................   $    40     $     5
Ratio of expenses to average net assets ...................      0.90%       0.89%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ................      1.01%       0.89%
Ratio of net investment income to average net assets ......      0.12%       0.05%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly      0.01%       0.05%
Portfolio turnover ........................................        78%         91%

----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

                             See accompanying notes

                                                                   U.S. Growth-6

Delaware Group Premium Fund-U.S. Growth Series
Notes to Financial Statements
December 31, 2001

Delaware Group Premium Fund (the "Trust") is organized as a Delaware business trust and offers 19 series: Balanced Series, Capital Reserves Series, Cash Reserve Series, Convertible Securities Series, Devon Series, Emerging Markets Series, Global Bond Series, Growth and Income Series, Growth Opportunities Series, High Yield Series, International Equity Series, REIT Series, Select Growth Series, Small Cap Value Series, Social Awareness Series, Strategic Income Series, Technology and Innovation Series, Trend Series and U.S. Growth Series. These financial statements and the related notes pertain to U.S Growth Series (the "Series"). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek to maximize capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Series.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange
(NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series' Board of Trustees.

Federal Income Taxes--The Series intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Series are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $478 for the year ended December 31, 2001. In addition, the Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2001 were approximately $45. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Series through April 30, 2002.

The Series has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Series pays DSC a monthly fee based on average net assets, subject to certain minimums.

                                                                   U.S. Growth-7

U.S. Growth Series
Notes to Financial Statements (Continued)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (Continued)

Pursuant to a distribution agreement, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Service Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Service Class shares' average daily net assets. No distribution expenses are paid by Standard Class shares.

At December 31, 2001, the Series had liabilities payable to affiliates as follows:

                                 Dividend disbursing,       Other
                Investment       transfer agent fees,      expenses
                management           accounting            payable
              fee payable to     and other expenses         to DMC
                   DMC             payable to DSC       and affiliates
              --------------     --------------------   --------------
                  $6,308                $865                $2,413

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Series. These officers and trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2001, the Series made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

   Purchases ....................................     $14,671,684
   Sales ........................................     $16,598,077

At December 31, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                     Aggregate            Aggregate
     Cost of        unrealized           unrealized        Net unrealized
   investments     appreciation         depreciation        depreciation
   -----------     ------------         ------------        ------------
   $18,444,237      $1,162,271          $(2,849,718)        $(1,687,447)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 was as follows:

                                                           2001         2000
                                                           ----         ----
   Ordinary income                                       $148,320     $23,590

As of December 31, 2001, the components of net assets on a tax basis were as follows:

   Paid in capital ...............................    $24,420,684
   Undistributed ordinary income .................         52,116
   Capital loss carryforwards ....................     (5,585,859)
   Post-October losses ...........................       (303,195)
   Unrealized appreciation .......................     (1,687,447)
                                                      -----------
   Net assets ....................................    $16,896,299
                                                      ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,077,920 expires in 2008 and $4,507,939 expires in 2009.

Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

                                                                   U.S. Growth-8

U.S. Growth Series
Notes to Financial Statements (Continued)

5. Capital Shares

Transactions in capital shares were as follows:

                                                           Year         Year
                                                           Ended        Ended
                                                         12/31/01     12/31/00
                                                         --------     --------

Shares sold:
   Standard Class.................................       253,945     2,408,892
   Service Class..................................          4,795           458

Shares issued upon reinvestment of dividends
  and distributions:
   Standard Clas...................................        19,284         2,049
   Service Class...................................             3             -
                                                         --------     ---------
                                                          278,027     2,411,399
                                                         --------     ---------

Shares repurchased:
   Standard Class...................................     (740,510)     (550,135)
   Service Class....................................            -             -
                                                         --------     ---------
                                                         (740,510)     (550,135)
                                                         --------     ---------
Net increase (decrease) ............................     (462,483)    1,861,264
                                                         ========     =========

6. Line of Credit

The Series, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2001, or at any time during the year.

7. Tax Information (Unaudited)

For the fiscal year ended December 31, 2001, the Series designates distributions paid during the year as follows:

            (A)               (B)
        Long-Term          Ordinary                (C)
       Capital Gains        Income                Total             (D)
       Distributions     Distributions        Distributions      Qualifying
       (Tax Basis)        (Tax Basis)          (Tax Basis)       Dividends(1)
       -----------        -----------          -----------       ------------
           --                 100%                100%              100%

----------
(A) and (B) are based on a percentage of the Series' total distributions.

(D) is based on a percentage of ordinary income of the Series.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                                                                   U.S. Growth-9

Delaware Group Premium Fund-U.S. Growth Series
Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Premium Fund-U.S. Growth Series

We have audited the accompanying statement of net assets of U.S. Growth Series (the "Series") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Growth Series at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 2002


                                                                  U.S. Growth-10

Delaware Group Premium Fund-
Board of Trustees/Officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees/Officers and certain background and related information.


Trustees
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
October 29, 1948                                                       United Asset
                                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
January 8, 1940               Officer and            2 Years -         at different times                          Convertible
                              Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------

Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
October 1, 1927                                                        (1989 - Present)
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
August 7, 1937                                                                                                    President/
                                                                                                                  Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
May 28, 1960                                                           1995 - Present)                            Sovereign Bank
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
December 7, 1938                                                       (1990 - Present)
                                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.

(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

                                                                  U.S. Growth-11

Trustees
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
November 1, 1940                                                       (1994 - 1999)                              Director -
                                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
February 25, 1936                                                      Present) (Small                            Director - ACI
                                                                       Business Investing                         Telecentrics Inc.
                                                                       and Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
July 31, 1948                                                          (July 1995 -
                                                                       Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
Officers
------------------------------------------------------------------------------------------------------------------------------------
William E. Dodge              Executive Vice         2 Years           Executive Vice        105                  None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer
June 29, 1949                 Officer - Equity                         - Equity of
                                                                       Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager - Marvin
                                                                       & Palmer
                                                                       Associates (August
                                                                       1996 - April 1999)
                                                                       (Investment
                                                                       Management)
------------------------------------------------------------------------------------------------------------------------------------

                                                                  U.S. Growth-12


Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                  None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of Fixed-                           of Fixed-Income of
March 10, 1963                Income                                   Delaware
                                                                       Investment
                                                                       Advisers, a series of
                                                                       Delaware
                                                                       Management
                                                                       Business Trust
                                                                       (August 2000 -
                                                                       Present)

                                                                       Senior Vice
                                                                       President and
                                                                       Director of Fixed-
                                                                       Income Process -
                                                                       Conseco Capital
                                                                       Management (June
                                                                       1998 - August 2000)

                                                                       Managing Director -
                                                                       NationsBanc Capital
                                                                       Markets (February
                                                                       1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                  None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
September 30, 1957            Administrative Officer                   at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                  None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
November 26, 1957             and Secretary                            at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                  None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
August 18, 1962                                                        at different times
                                                                       at Delaware
                                                                       Investments
------------------------------------------------------------------------------------------------------------------------------------

----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.

                                                                  U.S. Growth-13